                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-7450

                        MetLife Investment Funds, Inc.
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                   400 Atrium Drive, Somerset, NJ 08873-4172
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                           Alan C. Leland, President
                        MetLife Investment Funds, Inc.
                               400 Atrium Drive
                        Somerset, New Jersey 08873-4172
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

                                   Copy To:
                             Christopher E. Palmer
                              Goodwin Procter LLP
                           901 New York Avenue, N.W.
                            Washington, D.C. 20001
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: 732-514-2000

                     Date of fiscal year end: December 31

        Date of reporting period: January 1, 2007 through June 30, 2007

[LOGO] MetLife Investment
       Funds, Inc.
                                    [GRAPHIC]



 SEMIANNUAL REPORT JUNE 30, 2007

 MetLife Investment International Stock Fund

 MetLife Investment Small Company Stock Fund

 MetLife Investment Large Company Stock Fund

 MetLife Investment Diversified Bond Fund

Letter from the Chairman of the Board

August 2007

To Our Investors:

   We are pleased to provide you with the June 30, 2007 Semiannual Report for the MetLife Investment Funds, Inc.

   As explained in the Funds' prospectus, MetLife, Inc. and its affiliates (collectively, "MetLife") have determined to terminate the CHART investment advisory program (the "CHART Program") and take certain other actions that are expected to result in significant asset withdrawals from the Funds during this year. As a result, based on a recommendation of MetLife Investment Funds Management LLC (the "Manager"), the Board of Directors of the Funds has approved a plan to liquidate the Funds on or about November 9, 2007. Investments in the Funds will be transferred to other investment options, and the method and timing of transfer and the selected Funds will vary depending on how the investment in the Funds is held, such as whether it is through a variable contract and/or relates to the CHART Program. MetLife will provide additional information to investors based on the transition plans applicable to them.

   Thank you for the opportunity to serve your investment needs.

                                Sincerely,


                                  /s/
                                  Elizabeth M. Forget
                                Elizabeth M. Forget
                                CHAIRMAN OF THE BOARD
                                METLIFE INVESTMENT FUNDS, INC.

                  METLIFE INVESTMENT INTERNATIONAL STOCK FUND

    The MetLife Investment International Stock Fund (I Shares) returned 9.52% for the six-month period ended June 30, 2007. The MSCI EAFE Index/1/ returned 10.74% for the same period.

    The following commentary was provided by ALLIANCE CAPITAL MANAGEMENT L.P. ("ALLIANCE"), subadviser to the MetLife Investment International Stock Fund. Alliance managed approximately 36% of the Fund as of June 30, 2007. Alliance uses a "value" approach in the management of its portion of the Fund.

    International equity markets advanced during the first half of the year, with the Citigroup PMI EPAC Value/2/ returning 11.9%. Overall, stocks were supported by robust corporate earnings, brisk merger and acquisition activity, and generally positive economic data. Nevertheless, global markets sold off during late February, triggered by a pullback in China as well as investor fears of slower economic growth. Investors were also concerned about troubles within the US subprime housing market. At the sector level, industrial commodities shares led their peers due to strong metals pricing. Lagging all sectors for the period was the medical sector, even though it enjoyed positive returns. Among currencies, the US dollar appreciated versus the Japanese yen, but depreciated versus the British pound and the Euro.

    For the segment of the Fund managed by Alliance sector selection was positive due to an overweight in industrial commodities which outperformed the benchmark. Security selection detracted from returns due to poor stock picking in capital equipment.

    Chief detractors from performance included SANOFI-AVENTIS, HBOS, and ING GROEP. SANOFI-AVENTIS, the French pharmaceutical, declined after a US panel rejected its weight-loss pill, Zimulti, indicating health benefits had not been shown to outweigh risks. Britain's biggest mortgage lender HBOS fell despite announcing that it was on track to meet market expectations, after the bank predicted its share of the UK mortgage market is likely to fall. Dutch financial services company ING moved lower as first-quarter net profits fell.

    The leading contributors included RENAULT, VOESTALPINE, and SAINSBURY'S. RENAULT, the French auto manufacturer, moved higher following positive reception of its new Laguna model and as investors reassessed the company's prospects following restructuring efforts at NISSAN, which reported a 3.2% increase in US vehicle sales in May. RENAULT holds approximately 45% of automaker NISSAN. Austrian steelmaker VOESTALPINE announced an increase in full year profits, and benefited from comments by ARCELOR MITTAL that it would not rule out making future large acquisitions. UK supermarket group SAINSBURY'S appreciated at the beginning of the year following speculation of several forthcoming acquisitive bids for the company.

    The following commentary was provided by OECHSLE INTERNATIONAL ADVISORS LCC ("OECHSLE"), subadviser to the MetLife Investment International Stock Fund. Oechsle managed approximately 32% of the Fund as of June 30, 2007. Oechsle uses a "growth" approach in the management of its portion of the Fund.

    Against an impressive backdrop of strong liquidity, robust corporate earnings, healthy global growth, and a seemingly relentless wave of (Mergers and Acquisition) M&A activity, non-U.S. equities continued to advance sharply over the first half of the year. The S&P / Citigroup PMI EPAC Index/3/ rose over 11% in U.S. dollar terms in the period through June 30, 2007 and is up over 27% over the past twelve months. The bull market rally has yielded an annualized return of 25% since June 30, 2003.

    As value stocks extended their run of outperformance over their growth counterparts, the Citigroup PMI EPAC Growth Index posted a return for the first half of this year of 11.0%--about 1% shy of the return for the equivalent 'value' index.

    While country allocations were broadly positive supported by gains from an overweight to Germany--the largest of the markets top-performing markets--below-average stock selection hampered relative performance in the portion of the Fund managed by Oechsle. Currency exposures (which are a result of the tactical positioning and stock selection) were also unfavorable relative to the index due to an underweight exposure to the appreciating Australian dollar and an overweight to the depreciating Japanese yen.

    The primary market factor behind underperformance over the period was Japan. For the better part of the past 12-18 months, we maintained a bias towards the growth opportunities and undervaluation of many Japanese stocks. As the market was the weakest of the twenty-two markets that make up the index, returning only 2% while the market is up 11%, the drag on performance was notable. Our emphasis in this key market was away from exporters and more on domestically oriented stocks like financials and retailers. While we admit that our favorable outlook for Japan has not yet proven to be correct, we are far from throwing in the towel, as we've learned that extrapolating past disappointments into the future can be dangerous. As such we have spent a great deal of time and energy focused on opportunities in Japan and remain committed to many of the investment ideas we have uncovered through our research.

    While the Japanese equity market was an unexpected disappointment over the past six months, there are many reasons why we remain optimistic about the outlook for Japan going forward. It is important to remember that the Japanese economy is a restructuring story. Following a challenging period of reform that has unwound cross-share holdings, reduced corporate debt and improved the employment environment, we felt the corporate sector was in good shape with strong operating profits and attractive margin expansion. The return on equity surged in recent years and corporate balance sheets were in relatively good shape, supported by low debt and high cash levels. Further, capital spending grew at a healthy pace and was a key support for the recovery in domestic demand. The dilemma for investors like ourselves has been the absence of a corresponding pickup in equity valuation metrics.

    Outside of Japan stock selection was broadly positive driven by gains in many European stocks. The most notable positive contributors to performance were those stocks that have been touched by the record level of corporate activity over the past year: J. SAINSBURY, IMPERIAL CHEMICAL INDUSTRIES, ABN AMRO, AKZO NOBEL, and CADBURY SCHWEPPES.

    A notable overweight to the energy sector was also positive over the period as the sector was up 18% since the start of the year. This was driven by a significant rise in the market price for crude oil, which was up 44% off the mid-January, low of $50 a barrel.

    The following commentary was provided by SSGA FUNDS MANAGEMENT, INC.
(SSGA), subadviser to the MetLife Investment International Stock Fund. SsgA managed 32% of the Fund as of June 30, 2007. SSgA uses a "growth" approach in the management of its portion of the Fund.

    Global equity markets began the second quarter on a firm note, continuing their smart recovery from a late-winter case of nerves. As worldwide economic activity continued to hum, the rally trend persisted through April and May before running into some mild June congestion. Buffeting the markets late in the quarter was a sharp rise in government bond yields, accompanied by a clear reversal in remarkably favorable credit dynamics. The unfolding turmoil in the US housing market brought severe stress to several hedge funds, and forced an unwinding of several mortgage-related investment funds with excessive leverage. The real estate disarray also affected other barometers of creditworthiness, raising the yield spreads for commercial mortgages, interest-rate swaps, leveraged loans, and crossover benchmarks in both the US and Europe. But despite the fixed income volatility, and perhaps even in part because of it, equities managed to attract fresh buying on dips in stock prices. With the earnings outlook still solid and global economic growth resilient, investors seemed to find equities a reasonably valued alternative to fresh deterioration in the bond market, especially as central banks across Europe continued to hike short-term interest rates.

    For the first six months 2007, performance of the SSgA segment was led by Japan and Hong Kong. In Japan, the strategy gained from overweights to KOMATSU (+44.0%), which was up on the strength of demand for capital equipment from China, and MARUBENI (+63.6%), which rose on the strong performance in its materials and energy segments. From a sector standpoint, industrials, materials and information technology led the way. Gains in industrials were primarily led by ORKLA, which was up 70.8% on gains in its solar energy business and improving analyst sentiment. Three materials stalwarts, RIO TINTO (+46.8%), SALZGITTER (+50.5%) and THYSSENKRUPP (+30.3%) contributed meaningful excess returns during the period as all three benefited from robust demand for steel and iron on a global basis. On the downside, the portfolio underperformed in Europe and was hurt by adverse stock selection in UK and Ireland. Amongst the sectors, Consumer and Utilities were the largest drag on the portfolio. The largest individual detractors from first half performance were underweights in SIEMENS and ABN AMRO, both of which posted double digit gains for the quarter. Additionally, the portfolio was negatively impacted by overweights to British banks HBOS PLC and ROYAL BANK OF SCOTLAND, the latter of which was hurt by its bid for ABN AMRO. Finally, an underweight in German automaker DAIMLERCHRYSLER hurt performance as the company's stock returned more than 50% on the strength of improving fundamentals in the German autos sector as well as an overwhelmingly favorable reception to its pending sale of Chrysler.

    Also keeping financials on the defensive have been ongoing rate hikes across Europe. In addition to the European Central Bank's move to 4% in the first week of June, the latest month saw central bankers in Sweden, Denmark, Switzerland, and Norway lift rates as well. Around the region, additional increases appear in store for the second half of the year. But economic activity remains quite resilient, keeping the profits outlook strong, and even allowing equities to attract some freshly disappointed capital as it flees from bonds; after all, equity earnings remain quite appealing on a relative value basis. Furthermore, the Japanese are not lifting interest rates nearly as quickly as the Europeans, and the yen therefore remains an easy source of low-rate borrowing. If mortgage-related woes in the US worsen, though, the potential exists for fresh equity market volatility. But given the attention devoted to subprime problems during June, it seems likely that a new source of concern may have to arise in order to flummox equity investors. In particular, inflation data has remained quite friendly in recent months, allowing central bankers the luxury of keeping rate hikes on a gentle schedule. If the US sees stickier inflation prints, worries about a lift in the fed funds rate might bolster the beleaguered dollar and bring some corrective action to EAFE on a relative basis. Still, there appears to be enough entrenched anxiety among investors, and enough solid earnings at companies, to prevent summer equity swoons from getting out of hand. Stock valuations can still expand by a good amount before they reflect the kind of unalloyed exuberance that credit market participants displayed before the recent wake-up calls that rang out during the second quarter.
--------
* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.
/1/ The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada.
/2/ The S&P / Citigroup PMI EPAC Value Index measures the performance of large-capitalization stocks based in developed countries outside of North America with higher value characteristics, such as the book value and dividend yield.
/3/ The S&P / Citigroup PMI EPAC Growth Index measures the performance of large-capitalization stocks based in developed countries outside of North America with higher growth characteristics, such as the earnings per share growth rate and sales per share growth rate.

                  METLIFE INVESTMENT INTERNATIONAL STOCK FUND

TOP TEN HOLDINGS BY MARKET VALUE
As of June 30, 2007

                                                          Percent of
            DESCRIPTION                                   Net Assets
            --------------------------------------------------------
            SAP AG                                           1.06%
            Renault SA                                       1.04
            Vodaphone Group PLC                              0.98
            Total                                            0.93
            Muenchener Rueckversicherungs-Gesellschaft AG    0.87
            Royal Bank of Scotland Group PLC                 0.86
            Repsol YPF SA                                    0.83
            E.ON AG                                          0.82
            BNP Paribas SA                                   0.80
            Siemens AG                                       0.77

PORTFOLIO COUNTRY INFORMATION
As of June 30, 2007

Reflected as a percentage of total long-term investments

                                            [CHART]

Japan                      22.5%
Great Britain              21.6%
Germany                    12.6%
France                     11.3%
Netherlands                 5.6%
Switzerland                 4.7%
Italy                       4.0%
Australia                   3.6%
Spain                       2.8%
Other                      11.3%

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
         IN THE METLIFE INVESTMENT INTERNATIONAL STOCK FUND (I SHARES)
                             AND MSCI EAFE INDEX*



    ------------------------------------------------------------------
                                            Average Annual Return
                                       (for the period ended 6/30/07)
    ------------------------------------------------------------------
                                       Six Month 1 Year 5 Year 10 Year
    ------------------------------------------------------------------
--  International Stock Fund--I Shares  9.52%    25.51% 15.07%  6.93%
    --R Shares**                        9.31%    25.08% 14.69%  6.75%
    ------------------------------------------------------------------
- - MSCI EAFE Index(1)                  10.74%   27.00% 17.73%  7.66%
    ------------------------------------------------------------------

        PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
    ----
     *THE GRAPH SHOWS THE CHANGE IN VALUE OF AN INVESTMENT IN THE I SHARES
      CLASS OF THE FUND. THE DOLLAR VALUE OF AN INVESTMENT IN THE R SHARES WOULD HAVE BEEN LOWER DUE TO THE HIGHER OPERATING EXPENSES OF THE R SHARES. SEE YOUR PROSPECTUS FOR MORE INFORMATION.
    **RETURNS SHOWN IN THE TABLE FOR R SHARES PRIOR TO THEIR COMMENCEMENT DATE
      (10/1/02) ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF THE I SHARES, ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE R SHARES.
   (1)THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 21 DEVELOPED MARKETS IN EUROPE, AUSTRALASIA AND THE FAR EAST. THE INDEX DOES NOT HAVE EXPENSES AND IS NOT AN ACTUAL INVESTMENT.

                  METLIFE INVESTMENT SMALL COMPANY STOCK FUND

    The MetLife Investment Small Company Stock Fund (I Shares) returned 8.03% for the six-month period ended June 30, 2007. The Russell 2500 Index/1/ returned 8.67% for the same period.

    The following commentary was provided by OFI INSTITUTIONAL ASSET MANAGEMENT, INC. (OFI INSTITUTIONAL), subadviser to the MetLife Investment Small Company Stock Fund. OFI Institutional managed approximately 33% of the Fund as of June 30, 2007. OFI Institutional uses a "growth" approach in the management of its portion of the Fund.

    2007 began with the continuation of a slowdown in the U.S. economy started in the second half of 2006. The drag from single family housing disinvestment continued to weigh on the economy. Additional anchoring came by way of inventory liquidation in corporate America resulting in an annualized growth rate in the Gross Domestic Product (GDP) of less than 1% in the first quarter of this year. Alongside this desultory economic growth figure was a lackluster Russell 2000 Growth Index/2/ performance, which registered only a 3.0% rise. The realization that short term interest rates were not going to fall via a Federal Reserve Bank (FRB) cut may have also compressed the Russell 2000 Growth performance.

    Nonetheless, as the second quarter began, market perceptions of the economy began to re-establish a growth trajectory. The drag from single family began to abate as the year-over-year decline slowed. The yield curve began to steepen with bond maturities greater than 10 years perforating the 5.0% range. This move may have pulled forward some home buying as homeowners sought to lock in lower rates. The steepening of the yield curve may have also pulled forward merger and acquisition activity (M&A). Several large deals were announced, some, like the initial public offering of Blackstone Group, spurred speculative activity in the market. Manufacturing saw increased demand for product and capital equipment leading to a rise in GDP forecasts. The Institute for Supply Management (ISM) manufacturing index ended the first half with a 56 reading, suggesting a strong manufacturing economy. Some of this strength may have come from global demand for U.S. goods as they appear less expensive to foreign companies, given the continued devaluation of the dollar. Additional domestic strength comes from the non-manufacturing ISM index, which has risen for the past three months. Unemployment remains at 4.5% and wage growth is approximately 4.0%. The only domestic weak spot is the consumer, but that is mainly in the mortgage market. Consumer credit demand continues to rise, as measured by credit card usage.

    Given the percolating strength in the economy, performance in the segment of the MetLife Investment Small Company Stock Fund managed by OFI Institutional was aided by investment decisions in the Energy and Industrial sectors. Both groups were overweighted and outperformed relative to their peers within the Russell 2000 Growth. Additional strength came from Consumer Discretionary, mainly consulting firms, not retail stores and healthcare equipment and service providers. Conversely, relative underperformance came from Technology and Financials. Within Technology, the bulk of the underperformance came from two stocks: NEUSTAR and PDF SOLUTIONS. NEUSTAR'S decline was a result of profit-taking, while

PDF slipped from a delay in earnings power. The drag from Financials came from an overweighting of the group, as stock selection was a positive.

    The following commentary was provided by DELAWARE MANAGEMENT COMPANY (DELAWARE), subadviser to the MetLife Investment Small Company Stock Fund. Delaware managed 31% of the Fund as of June 30, 2007. Delaware uses a "value" approach in the management of its portion of the Fund.

    The six-month period from January 1, 2007 through June 30, 2007 was generally a positive one for small cap value equities, although they were unable to keep pace with large cap value stocks as well as small cap growth equities. There were two significant situations that had substantial impacts on returns during the first half of the year: The volatility of China's equity markets led to a quick decline in the U.S. markets at the end of February, and a general increase in long-term interest rates during May and June led to a weak market during June. Compounding the volatility was the continuing weakness in the housing market, primarily in the sub-prime mortgage area that increased fears of an escalation in mortgage delinquencies potentially leading to subsequent write-offs. Despite these negative developments, the small cap value asset class had a positive return as corporate profits remained strong, inflation statistics appeared restrained, and liquidity in the financial system was plentiful.

    During the first half of 2007 the Russell 2000 Value Index/4/ had a return of 3.80%. The return disparity between sectors was quite large as the more economically sensitive areas such as Basic Industries and Capital Spending posted the strongest returns within the index. Conversely, those sectors most directly affected by rising interest rates, Financial Services, Real Estate Investment Trusts (REITs), and Utilities were the only sectors to post negative returns during this period. The Delaware managed portion of the Fund had strong relative performance due to the underweight and stock selection in Financial Services and REITs, as well as stock selection in Technology. This was only partially offset by poor relative performance in Consumer Services and Consumer Cyclicals.

    The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), subadviser to the MetLife Investment Small Company Stock Fund. SSgA managed approximately 36% of the Fund as of June 30, 2007. SSgA uses an index approach in the management of its portion of the Fund.

    The segment of the MetLife Investment Small Company Stock Fund managed by SSgA was managed during the first six months of 2007 in a replicated style aimed at matching, as closely as possible, the return of the Russell 2500 Index. Therefore, as economic conditions impacted the index, so too did those conditions impact the SSgA segment of the Fund itself in a similar fashion. Signs of stress in the fixed income markets brought a cautious end to the first half of 2007, with US stocks and bonds both slipping in June. Risk aversion tended to increase in choppy fashion through-out the second quarter, especially after hopes for an official rate cut eroded through May. After peaking in early June, major equity averages explored a lower trading range and closed the month with modest losses. As a result, the Russell 2500(R) Index limited its June decline to 1.8% and retained a 4.9% return for the second quarter. For the first half as a whole, the Russell 2500 gained 8.7%. Although ten of twelve sectors in the Russell 2500 gained ground during the second quarter, only one managed to appreciate during June (the Technology sector managed to seek out a 0.06% gain). Energy was the top group both for the quarter, with a +14.6% surge, and year-to-date, finishing up 24.4%. Firm product prices continued to boost oil stocks, but shares of oil service names also remained in steady upward trends. The weakest areas in June were the most interest-rate sensitive: the Utilities and the Financials Services. After strong gains through late May, the Utilities struggled into quarter-end, dropping 4.2% for the month of June. This tumble nullified the April and May rallies in the sector, which finished the past three months with a 1.3% decline, making Utilities one of only two Russell sectors to end the quarter in the red. The Financials Services retreated 3.8% in June, reducing its second-quarter return to a meager 0.14% gain (the third weakest three-month figure among Russell sectors), and as a result its year-to-date return wound up in the red as well at -1.4% (making Financials Services one of only two sectors not to post a positive return, through the first six months ending June 2007).

    The portfolio construction process of the SSgA managed segment has been a key factor in effectively tracking the index in 2007. Risk management and efficient implementation of cost saving efforts are integral parts of our daily procedures. Senior management and portfolio managers have the ability to monitor exposures on a daily basis. Monthly reviews are performed that ensure strict compliance to procedures and our philosophy. Reducing costs to enter and exit the market is an important component of index tracking for index portfolio management. Procedures and reporting are continuously being developed and enhanced to protect our investors' interests in the marketplace.
--------
* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.
/1/ The Russell 2500(TM) Index measures the performance of the 2,5000 smallest companies in the Russell 3000 Index as measured by market capitalization.
/2/ The Russell 2000(R) Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.
/3/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.
/4/ The Russell 2000(R) Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

                  METLIFE INVESTMENT SMALL COMPANY STOCK FUND

TOP TEN HOLDINGS BY MARKET VALUE
As of June 30, 2007

                                                       Percent of
               DESCRIPTION                             Net Assets
               --------------------------------------------------
               Roper Industries, Inc.                     1.10%
               W-H Energy Services, Inc.                  1.02
               Advisory Board Co.                         0.98
               First Community Bancorp, Inc.              0.95
               Macrovision Corp.                          0.86
               Boston Private Financial Holdings, Inc.    0.83
               FTI Consulting, Inc.                       0.83
               Respironics, Inc.                          0.82
               Wright Express Corp.                       0.81
               ChoicePoint, Inc.                          0.77

PORTFOLIO SECTOR INFORMATION
As of June 30, 2007

Reflected as a percentage of total long-term investments

                                          [CHART]

Industrials                        19.8%
Consumer, Non-cyclical             19.7%
Financials                         16.9%
Consumer, Cyclical                 14.5%
Technology                          9.0%
Communications                      6.9%
Energy                              6.5%
Basic Materials                     3.5%
Utilities                           2.8%
Diversified                         0.3%
Retail                              0.1%

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
         IN THE METLIFE INVESTMENT SMALL COMPANY STOCK FUND (I SHARES)
                            AND RUSSELL 2500 INDEX*

                                    [CHART]

                   Small Company    Russell 2500
                   -------------    ------------
       Jun-1997      $10,000.00      $10,000.00
       Jun-1998       10,990.39       11,810.38
       Jun-1999       11,011.36       12,442.16
       Jun-2000       14,779.78       14,723.33
       Jun-2001       14,771.33       15,082.83
       Jun-2002       13,818.83       13,934.52
       Jun-2003       13,018.15       14,130.75
       Jun-2004       16,988.07       18,682.81
       Jun-2005       18,380.53       21,060.61
       Jun-2006       20,797.27       23,910.40
       Jun-2007       23,974.51       28,390.04



    -----------------------------------------------------------------
                                           Average Annual Return
                                       (for the period ended 6/30/07)
    -----------------------------------------------------------------
                                       6 Month  1 Year 5 Year 10 Year
    -----------------------------------------------------------------
--  Small Company Stock Fund--I Shares  8.03%   15.71% 12.02% 9.32%
    --R Shares**                        7.76%   15.28% 11.65% 9.14%
    -----------------------------------------------------------------
- - Russell 2500 Index(1)               8.67%   18.74% 15.30% 11.00%
    -----------------------------------------------------------------

        PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
    ----
     *THE GRAPH SHOWS THE CHANGE IN VALUE OF AN INVESTMENT IN THE I SHARES
      CLASS OF THE FUND. THE DOLLAR VALUE OF AN INVESTMENT IN THE R SHARES WOULD HAVE BEEN LOWER DUE TO THE HIGHER OPERATING EXPENSES OF THE R SHARES. SEE YOUR PROSPECTUS FOR MORE INFORMATION.
    **RETURNS SHOWN IN THE TABLE FOR R SHARES PRIOR TO THEIR COMMENCEMENT DATE
      (10/1/02) ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF THE I SHARES, ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE R SHARES.
   (1)THE RUSSELL 2500 INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. (THE RUSSELL 3000 INDEX INCLUDES THE 3000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.) THE RUSSELL 2500 IS A MEASURE OF SMALL TO MEDIUM-SMALL COMPANY STOCK PERFORMANCE. THE INDEX DOES NOT HAVE EXPENSES AND IS NOT AN ACTUAL INVESTMENT.

                  METLIFE INVESTMENT LARGE COMPANY STOCK FUND

    The MetLife Investment Large Company Stock Fund (I Shares) returned 6.86% for the six-month period ended June 30, 2007. The Standard & Poor's 500 Index/1/ returned 6.96% for the same period.

    The following commentary was provided by WELLINGTON MANAGEMENT COMPANY LLP ("WELLINGTON"), subadviser to the MetLife Investment Large Company Stock Fund. Wellington managed approximately 32% of the Fund as of June 30, 2007.
Wellington uses a "value" approach in the management of its portion of the Fund.

    During the first six months of 2007, the focus of most equity investors has centered on the residential housing slowdown coupled with the sub-prime lending issues. The Federal Reserve continued to keep rates steady at 5.25% despite inflation. Volatile energy prices continue to spike as oil supplies tightened due to increased consumer demand and continued uncertainty of geopolitics in the Middle East. Despite these concerns, US equity markets posted strong gains in the second quarter bolstered by strong corporate profits and continued healthy merger and acquisition activity.

    Mid cap stocks performance led large and small cap stocks for the first half of the year when measured using the Russell 2000/2/, Russell 1000/3/ and S&P MidCap 400/4/ Indexes. Growth outperformed Value as the Russell 1000 Growth Index/5/ advanced 8.1% versus a 6.2% return for the Russell 1000 Value Index/6/. Within the Russell 1000 Value, nine of the ten broad economic sectors posted positive returns. Materials, Telecommunication Services, and Energy were the best performing sectors, while Financials posted the weakest results.

    The segment of the Fund managed by Wellington produced positive benchmark-relative results in six of the ten broad market sectors. Strong stock selection within Health Care, Materials, and Utilities helped to offset the negative impact of stock selection within Financials, and Consumer Staples.

    Stocks that contributed to positive relative performance during the first half of the year were Health Care company SCHERING-PLOUGH and Materials company OWENS-ILLINOIS. Solid results from SCHERING-PLOUGH'S cholesterol franchise and the sales synergy from their more recent acquisition, ORGANON BIOSCIENCES, helped boost the stock price. Packaging products manufacturer, OWENS-ILLINOIS, benefited after reporting strong first-quarter results. The company also benefited from the sale of its plastic products division to Britain's Rexam.

    Positive performance also came from a variety of stocks across other sectors, including Utilities stock EXELON and Telecommunication Services stock LEAP WIRELESS. Utility company, EXELON, reported sharply higher quarterly earnings driven by rising wholesale electricity prices, improved margins, and higher power output. Digital wireless service provider, LEAP WIRELESS, saw an increase in its share price during the past six months by expanding its network into new markets across the US. CRICKET COMMUNICATION, owned by LEAP WIRELESS, has leveraged its new Advanced Wireless Service to provide digital mobile service at a lower cost.

    On the negative side, Financials holdings underperformed during the period due to poor performance from BANK OF AMERICA, KIMCO REALTY, and CITIGROUP. BANK OF AMERICA declined as a result of the company posting an average quarter. Losses for its credit card business increased and loan loss reserves declined. As a result, the company was also unable to demonstrate its ability to grow Earnings-Per-Share (EPS) in a challenging operating environment. KIMCO REALTY, one of the largest owners of neighborhood shopping centers, suffered during the period due to the dramatic slow-down in the real estate markets.

    The Portfolio's Consumer Staples holdings underperformed as SYSCO, the food marketing distributor, reported second quarter net income in-line with expectations; however, shares fell as revenues were below analysts' estimates.

    The following commentary was provided by CLEARBRIDGE ADVISORS, LLC ("CLEARBRIDGE"), subadviser to the MetLife Investment Large Company Stock Fund. ClearBridge managed approximately 31% of the Fund as of June 30, 2007. ClearBridge uses a "growth" approach in the management of its portion of the Fund.

    The first six months of 2007 were very good for equity investors. The market benefited from better than expected corporate earnings and robust merger and acquisition activity. Over $1 trillion of U.S. merger activity was announced in the first half of the year. These core themes were aided by a benign macroeconomic backdrop, which included moderate core inflation and near full employment. The housing ecosystem continued to weaken as evidenced by guidance given by the major home lenders, but has yet to materially impact the economy as a whole. We had been expecting a deceleration of economic activity and a rotation towards large growth assets. While this appeared to finally happen, as evidenced by the Russell 1000 Growth Index outperforming the Russell 1000 Value Index by almost 2%, in the second quarter of 2007, the past six months were dominated by cyclical industries exposed to global economic activity.

    Every Russell sector advanced in value during the past six months, with seven out of the twelve sectors advancing by double digits. The best performing groups were Other Energy, Materials and Processing, and Utilities. The worst performing sectors were Staples, Consumer Discretionary, and Financial Services.

    The portion of the Fund managed by Clearbridge generated solid absolute gains during the six month period ended June 30, 2007, but failed to keep pace with the advance in the equity markets primarily due to sector allocation. While being overweight one of the top performing sectors, Other Energy (oil services) helped performance, a lack of exposure to the also strong Utilities and Basic Materials sectors had a negative impact on relative results.

    With much of the merger and acquisition activity focused on more mature cash flow oriented companies rather than our focus on quality growth issues, we did not benefit from any of the announced takeovers. However, security selection contributed to returns. The top five contributors came from within the Technology and Other Energy sectors with the common theme being execution by management. They were APPLE, INC. (AAPL), CORNING (GLW), SCHLUMBERGER (SLB), TEXAS INSTRUMENTS (TXN), and WEATHERFORD INTERNATIONAL (WFT).

    The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), subadviser to the MetLife Investment Large Company Stock Fund. SSgA managed approximately 37% of the Fund as of June 30, 2007. SSgA uses an index approach in the management of its portion of the Fund.

    The portion of the MetLife Investment Large Company Stock Fund subadvised by SSgA was managed during the first six months of 2007 in a replicated style aimed at matching, as closely as possible, the return of the S&P 500 Index. Therefore, as economic conditions impacted the index, so too did they impact the portfolio itself in a similar fashion. Signs of stress in the fixed income markets brought a cautious end to the first half of 2007, with US stocks and bonds both slipping in June. Risk aversion tended to increase in choppy fashion through-out the second quarter, especially after hopes for an official rate cut eroded through May. After peaking in early June, major equity averages explored a lower trading range and closed the month with modest losses. The S&P 500(R) retreated 1.7% for the month, paring its second-quarter return to 6.3%, and its first-half gain back to 7.0%. Although nine of ten sectors in the S&P 500 gained ground during the second quarter, only three managed to appreciate during June. Energy was the top group for the month, with a 1.8% return, for the quarter, with a 14.8% surge, and year-to-date, finishing up 17.5%. Firm product prices continued to boost oil stocks, but shares of oil service names also remained in steady upward trends. The weakest areas in June were the most interest-rate sensitive: the Utilities and the Financials. After strong gains through late May, the Utilities struggled into quarter-end, dropping 5.1% for the month of June. This tumble nullified the April and May rallies in the sector, which finished the past three months with a 0.4% decline, making Utilities the only S&P sector to end the quarter in the red. The Financials retreated 4.2% in June, reducing its second-quarter return to 2.1% (the second weakest three-month figure among S&P sectors), and as a result its year-to-date return wound up in the red as well at -0.8% (making Financials the sole sector not to post a positive return, through the first six months ending June 2007).

    Our portfolio construction process has been a key factor in effectively tracking the index in 2007. Risk management and efficient implementation of cost saving efforts are integral parts of our daily procedures. Senior management and portfolio managers have the ability to monitor exposures on a daily basis. Monthly reviews are performed that ensure strict compliance to procedures and our philosophy. Reducing costs to enter and exit the market is an important component of index tracking for index portfolio management. Procedures and reporting are continuously being developed and enhanced to protect our investors' interests in the marketplace.
--------
* The views expressed above are those of the subadvisory firm as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.
/1/ The Standard & Poor's (S&P) 500(R) Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.
/2/ The Russell 2000(R) Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.
/3/ The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.
/4/ The Standard & Poor's MidCap 400(R) Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.
/5/ The Russell 1000(R) Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.
/6/ The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

                  METLIFE INVESTMENT LARGE COMPANY STOCK FUND

TOP TEN HOLDINGS BY MARKET VALUE
As of June 30, 2007

                                                    Percent of
                 DESCRIPTION                        Net Assets
                 ---------------------------------------------
                 General Electric Co.                  3.83%
                 Exxon Mobil Corp.                     2.93
                 AT & T, Inc.                          2.36
                 CitiGroup, Inc.                       2.27
                 Bank of America Corp.                 2.18
                 American International Group, Inc.    2.12
                 ConocoPhillips                        1.60
                 Proctor & Gamble Co.                  1.54
                 Cisco Systems, Inc.                   1.43
                 Google, Inc.                          1.28

PORTFOLIO SECTOR INFORMATION
As of June 30, 2007

Reflected as a percentage of total long-term investments


                                    [CHART]

Financial                           21.9%
Information Technologies            17.5%
HealthCare                          13.4%
Industrials                         10.6%
Energy                               9.9%
Consumer, Non-Cyclical               9.3%
Consumer, Cyclical                   8.3%
Communications                       3.4%
Utilities                            3.1%
Basic Materials                      2.6%

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
              IN THE METLIFE INVESTMENT LARGE COMPANY STOCK FUND
                         (I SHARES) AND S&P 500 INDEX*



    -----------------------------------------------------------------
                                           Average Annual Return
                                       (for the period ended 6/30/07)
    -----------------------------------------------------------------
                                       6 Month  1 Year 5 Year 10 Year
    -----------------------------------------------------------------
--  Large Company Stock Fund--I Shares  6.86%   19.22% 10.14%  2.66%
    --R Shares**                        6.61%   18.76% 9.76%   2.48%
    -----------------------------------------------------------------
- - S&P 500 Index(1)                    6.96%   20.59% 10.71%  7.13%
    -----------------------------------------------------------------

        PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
    ----
     *THE GRAPH SHOWS THE CHANGE IN VALUE OF AN INVESTMENT IN THE I SHARES
      CLASS OF THE FUND. THE DOLLAR VALUE OF AN INVESTMENT IN THE R SHARES WOULD HAVE BEEN LOWER DUE TO THE HIGHER OPERATING EXPENSES OF THE R SHARES. SEE YOUR PROSPECTUS FOR MORE INFORMATION.
    **RETURNS SHOWN IN THE TABLE FOR R SHARES PRIOR TO THEIR COMMENCEMENT DATE
      (10/1/02) ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF THE I SHARES, ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE R SHARES.
   (1)THE S&P 500 INDEX IS A MARKET CAPITALIZATION WEIGHTED INDEX OF 500 STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT HAVE EXPENSES AND IS NOT AN ACTUAL INVESTMENT.

                   METLIFE INVESTMENT DIVERSIFIED BOND FUND*

    The MetLife Investment Diversified Bond Fund (I Shares) returned 0.68% for the six-month period ended June 30, 2007. The Lehman Brothers Aggregate Bond Index/1/ returned 0.98% for the same period.

    The following commentary was provided by WESTERN ASSET MANAGEMENT COMPANY, LLP ("WESTERN"), subadviser to the MetLife Investment Diversified Bond Fund. Western managed approximately 34% of the Fund as of June 30, 2007. Western uses a "core" approach in the management of its portion of the Fund.

    Bond yields moved higher during the six months ended June 30, 2007 as the economy proved stronger than expected and expectations of future Fed easing were largely reversed. Long-term rates rose more than short-term rates, leaving the yield curve almost flat with a modest positive slope. Core inflation fell within the Fed's comfort zone, but headline inflation remained elevated and energy prices rose, leaving both the market and Fed uncertain about future inflation. As bond yields approached the highs of last year late in the period, signs of stress began to accumulate. Mortgage-backed spreads widened sharply as extension risk increased and volatility rose. Swap spreads were driven higher by pressure from Mortgage Backed Securities (MBS) hedging and subprime lending contagion concerns. Credit spreads were generally tighter, particularly lower-quality spreads, though they spiked toward the end of the period. Treasury Inflation Protected Securities TIPS yields rose slightly less than nominal yields, as 10-year breakeven spreads rose to a modest 2.37%. Emerging market spreads reached record lows, only to rebound somewhat late in the period. Commodity prices were generally higher, and gold prices rose modestly. The U.S. dollar fell against most currencies. Equity markets were generally higher around the world.

    Within the segment managed by Western, the investment strategies produced mixed results during the period. A tactically driven duration posture detracted from returns as interest rates rose and duration was somewhat overweight on average. A modestly bulleted yield curve exposure contributed to performance as the front end of the curve steepened. Overweight exposure to the mortgage-backed sector subtracted from returns as spreads widened. Underweight exposure to investment grade credits was a negative as the sector outperformed, but an overweight exposure to lower quality credits was rewarded as those spreads tightened. A moderate exposure to TIPS contributed to performance, due mainly to a larger than expected inflation adjustment, which in turn was primarily driven by rising energy prices.

    Inflation remains a concern for the Fed, but is generally contained. We believe that the economy is likely to grow at a moderate pace, due to continued weakness in the housing sector, modest job growth and weak productivity. We also think that the Fed is likely to view this combination of factors in a favorable light, and leave policy unchanged for the foreseeable future. Since we believe that interest rates are likely to continue a flat trend, we plan to follow a tactical duration posture, increasing duration as rates rise and reducing duration as rates fall. At the end of subject period, we had a modest overweight exposure to the front end of the yield curve because of housing market risks and our belief that a normal term premium will re-emerge with stable short term interest rates. Our primary sector overweight exposure was to mortgage-backed securities, since we believe they should benefit from stable interest rates and reduced volatility. With credit spreads generally low, we are targeting an underweight sector exposure, with an overweight exposure to lower quality credits where spreads are still attractive. We continue to hold a moderate exposure to TIPS as an inflation hedge.

    The following commentary was provided by WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON") subadviser to the MetLife Investment Diversified Bond Fund. Wellington managed approximately 32% of the Fund as of June 30, 2007. They use a "core plus" approach in the management of its portion of the Fund.

    Faced with mixed economic signals, the Federal Reserve kept the federal funds rate unchanged at 5.25% at each of their four meetings thus far this year, continuing to cite concern over the sustainability of moderate inflation. During the second quarter, market sentiment shifted from expectations of softer growth and Fed rate cuts to increased confidence that the Fed will remain on hold. Treasury yields rose during the six month period with a sharp increase and steepening of the yield curve in early June. The 10 year Treasury yield finished the quarter higher by 32 basis points at 5.02%.

    The fixed income markets, as measured by the Lehman Brothers Aggregate Index, posted a total return of +0.98%, underperforming duration equivalent Treasuries by 27 basis points. Spreads were wider across all major sectors within the index. The residential MBS sector was the weakest, widening 32 basis points during the period, as higher rates and increased volatility put pressure on the sector. The Corporate bond sector widened the least during the period, supported by strong equity markets and corporate profitability.

    The biggest contributor to positive relative performance in the segment of the Fund managed by Wellington was the segment's emerging market debt holdings, specifically positions in Brazil and Columbia. Emerging market debt continued to benefit from strong macroeconomic fundamentals and favorable supply and demand trends. An overweight to BBB rated bonds, which outperformed higher rated issues during the period, added to strong relative performance as well. Also adding to outperformance was an underweight to US Agencies, which were weak during the period.

    Partially offsetting these positive effects was a position in mortgages. Mortgage markets were particularly weak during the period, and an overweight to both residential and commercial MBS detracted from performance. Security selection within the residential MBS sector, specifically the emphasis on lower coupon bonds within 15 and 30 year conventionals, added to the negative impact of the mortgage holdings during the period.

    The following commentary was provided by SSGA FUNDS MANAGEMENT, INC. ("SSGA"), subadviser to the MetLife Investment Small Company Stock Fund. SSgA managed approximately 34% of the Fund as of June 30, 2007. SSgA uses an index approach in the management of its portion of the Fund.

    The goal of segment of the MetLife Investment Diversified Bond Fund managed by SSgA is to match the returns of the Lehman Brothers Aggregate Bond Index. The cornerstone to this strategy is stratified sampling executed under strict guidelines that are designed to eliminate active over/underweight positions. Our portfolio is built with no active management bias and seeks to match the index in all major characteristics, such as duration, sector exposure and quality. The Federal Reserve's Open Market Committee left interest rates unchanged at 5.25% in June, for the eighth meeting in a row. The Committee only amended its post-meeting statements on growth and inflation, leaving the policy paragraph unchanged from the previous month. Policy-makers noted that economic growth was moderate during the first half of the year, and that readings on core inflation had improved modestly in recent months. Growth has averaged just 1.7% over the last four quarters. The slowdown reflects a combination of factors: a substantial cooling of the housing market; the lagged effects of the run-up in energy prices; a more normal level of interest rates; and a pause in business capital spending. Fortunately, the economy enjoys many positives: relatively low real interest rates across the maturity spectrum; a more competitive dollar; a surprisingly resilient labor market; solid wage growth; relatively lean inventories; profitable companies; and sound household balance sheets. Hence, despite the problems in the sub-prime mortgage market that emerged over the winter, these positives should mitigate any fallout from housing, allowing the economy to avoid recession.

    May's economic reports showed the U.S. economy is continuing to hold its head above water despite a faltering housing market and high oil prices heading into summer. The 10-year Treasury yield closed the quarter at 5.03%, 35 basis points higher than its December 2006 close. The Treasury market has been re-pricing the likelihood that the Fed will not cut rates anytime soon. In fact, bond traders still see rates moving higher, as the economy continues to chug along and inflation remains stubbornly high. Market analysts have also been citing concerns over a slowdown in overseas buying of U.S. Treasuries as investors look to diversify their portfolios. Over the first six months of the year, the curve has steepened as the 2-year Treasury yield has only rose by 7 basis points.

    Since the beginning of the year, the sub-prime housing market has been plagued by negative headlines in the media about the challenges that some of the originators in this sector are facing. Recent hedge fund implosions have renewed concerns on the sector. While this has had a significant impact on the global financial markets, the Lehman Brothers Aggregate Index has been somewhat shielded, at least in the sense of direct exposure to this sector. As of quarter end, the Asset Backed Index represents about 1% of the total Aggregate Bond Index. As a sub-set of the ABS index, sub-prime home equity makes up just 0.23% percent of the aggregate. Furthermore, more than 95% of this ABS sub-prime home equity index is rated AAA and there is no BBB exposure within this sector.

    Our portfolio construction process has been a key factor in effectively tracking the index in 2007. Risk management and efficient implementation of cost saving efforts are integral parts of our daily procedures. Senior management and portfolio managers have the ability to monitor exposures on a daily basis. Monthly reviews are performed that ensure strict compliance to procedures and our philosophy. Reducing costs to enter and exit the market is an important component of index tracking for index portfolio management. Procedures and reporting are continuously being developed and enhanced to protect our investors' interests in the marketplace.
--------
* The views expressed above are those of the subadvisory firms as of June 30, 2007 and are subject to change based on market and other conditions. Information about the Fund's holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Fund composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management fees or other fees and expenses, applicable to mutual fund investments. Direct investment in the index is not possible. Performance information for the Fund or for any index does not reflect any variable contract or retirement plan fees or expenses.

                   METLIFE INVESTMENT DIVERSIFIED BOND FUND

TOP TEN HOLDINGS BY MARKET VALUE
As of June 30, 2007

                                                                 Percent of
     DESCRIPTION                                                 Net Assets
     ----------------------------------------------------------------------
     Federal National Mortgage Association (5.500%, 11/01/33)       1.69%
     Federal National Mortgage Association (5.000%, TBA)            1.40
     Federal National Mortgage Association (5.500%, TBA)            1.10
     Federal National Mortgage Association (6.000%, TBA)            1.06
     United States Treasury Notes (3.625%, 07/15/09)                1.03
     United States Treasury Bonds (4.750%, 02/15/37)                1.02
     Government National Mortgage Association (5.500%, 02/15/35)    0.97
     Federal National Mortgage Association (6.000%, 02/01/34)       0.96
     Federal National Mortgage Association (5.000%, 09/01/35)       0.86
     Federal National Mortgage Association (6.500%, TBA)            0.86

PORTFOLIO SECTOR INFORMATION
As of June 30, 2007

Reflected as a percentage of total long term investments

                                            [CHART]

U.S Government              58.0%
Corporate Bonds & Notes     26.8%
Asset Backed                12.9%
Foreign Government           2.1%
Municipals                   0.1%
Other                        0.1%

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
          IN THE METLIFE INVESTMENT DIVERSIFIED BOND FUND (I SHARES)
                 AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*

                                    [CHART]

                  Diversified Bond Fund    Lehman Aggregate
                  ---------------------    ----------------
     Jun-1997          $10,000.00            $10,000.00
     Jun-1998           11,335.30             11,054.19
     Jun-1999           11,469.30             11,401.97
     Jun-2000           11,984.68             11,922.47
     Jun-2001           13,286.84             13,261.18
     Jun-2002           14,225.79             14,405.18
     Jun-2003           15,821.99             15,903.41
     Jun-2004           15,961.40             15,954.29
     Jun-2005           17,026.71             17,039.43
     Jun-2006           16,858.50             16,902.19
     Jun-2007           17,858.07             17,937.35



    ----------------------------------------------------------------------
                                                Average Annual Return
                                            (for the period ended 6/30/07)
    ----------------------------------------------------------------------
                                            6 Month  1 Year 5 Year 10 Year
    ----------------------------------------------------------------------
--  Diversified Bond Fund--I Shares          0.68%   5.93%  4.65%   5.97%
    --R Shares**                             0.52%   5.63%  4.31%   5.80%
    ----------------------------------------------------------------------
- - Lehman Brothers Aggregate Bond Index(1)  0.98%   6.12%  4.48%   6.02%
    ----------------------------------------------------------------------

        PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
    ----
     *THE GRAPH SHOWS THE CHANGE IN VALUE OF AN INVESTMENT IN THE I SHARES
      CLASS OF THE FUND. THE DOLLAR VALUE OF AN INVESTMENT IN THE R SHARES WOULD HAVE BEEN LOWER DUE TO THE HIGHER OPERATING EXPENSES OF THE R SHARES. SEE YOUR PROSPECTUS FOR MORE INFORMATION.
    **RETURNS SHOWN IN THE TABLE FOR R SHARES PRIOR TO THEIR COMMENCEMENT DATE
      (10/1/02) ARE DERIVED FROM THE HISTORICAL PERFORMANCE OF THE I SHARES, ADJUSTED TO REFLECT THE HIGHER OPERATING EXPENSES OF THE R SHARES.
   (1)THE LEHMAN BROTHERS AGGREGATE INDEX IS AN INDEX OF U.S. INVESTMENT- GRADE FIXED-RATE BONDS WITH MATURITIES GREATER THAN ONE YEAR, INCLUDING GOVERNMENT AND CORPORATE BONDS. THE INDEX DOES NOT HAVE EXPENSES AND IS NOT AN ACTUAL INVESTMENT.

                                 FUND EXPENSES

    As an investor in the MetLife Investment Funds through a variable contract or a qualified plan, you incur ongoing costs, including management fees and other Fund expenses. Investors in the R Shares also incur ongoing distribution and service (12b-1) fees and administrative fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in I Shares and R Shares of the Funds and to compare these costs with the ongoing costs of investing in other funds. This example does not reflect fees and charges under your variable contract or qualified plan. If contract or plan charges were included, the costs shown below would be higher. For variable contract investors, please consult the prospectus for your contract for more information about contract fees and charges. For retirement plan investors, please contact your retirement plan sponsor or recordkeeper for more information about any plan fees and charges.

    The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

    The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the Fund expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Fund expenses you paid on your account for this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

    The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any contract or plan fees and charges, such as sales charges (loads), insurance charges or administrative or recordkeeping charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if contract or plan fees or charges were included, your costs would have been higher.

                                 FUND EXPENSES

METLIFE INVESTMENT INTERNATIONAL STOCK FUND

                                            BEGINNING       ENDING
                                          ACCOUNT VALUE  ACCOUNT VALUE EXPENSES PAID
                                         JANUARY 1, 2007 JUNE 30, 2007 DURING PERIOD*
-------------------------------------------------------------------------------------
I SHARES
Actual                                      $1,000.00      $1,095.20       $4.69
Hypothetical (5% return before expenses)    $1,000.00      $1,093.10       $4.52
-------------------------------------------------------------------------------------
R SHARES
Actual                                      $1,000.00      $1,020.32       $6.50
Hypothetical (5% return before expenses)    $1,000.00      $1,018.59       $6.27
-------------------------------------------------------------------------------------

METLIFE INVESTMENT SMALL COMPANY STOCK FUND

                                            BEGINNING       ENDING
                                          ACCOUNT VALUE  ACCOUNT VALUE EXPENSES PAID
                                         JANUARY 1, 2007 JUNE 30, 2007 DURING PERIOD*
-------------------------------------------------------------------------------------
I SHARES
Actual                                      $1,000.00      $1,080.30       $3.85
Hypothetical (5% return before expenses)    $1,000.00      $1,077.60       $3.74
-------------------------------------------------------------------------------------
R SHARES
Actual                                      $1,000.00      $1,021.09       $5.65
Hypothetical (5% return before expenses)    $1,000.00      $1,019.36       $5.49
-------------------------------------------------------------------------------------

METLIFE INVESTMENT LARGE COMPANY STOCK FUND

                                            BEGINNING       ENDING
                                          ACCOUNT VALUE  ACCOUNT VALUE EXPENSES PAID
                                         JANUARY 1, 2007 JUNE 30, 2007 DURING PERIOD*
-------------------------------------------------------------------------------------
I SHARES
Actual                                      $1,000.00      $1,068.60       $3.04
Hypothetical (5% return before expenses)    $1,000.00      $1,066.10       $2.97
-------------------------------------------------------------------------------------
R SHARES
Actual                                      $1,000.00      $1,021.86       $4.83
Hypothetical (5% return before expenses)    $1,000.00      $1,020.12       $4.72
-------------------------------------------------------------------------------------

METLIFE INVESTMENT DIVERSIFIED BOND FUND

                                            BEGINNING       ENDING
                                          ACCOUNT VALUE  ACCOUNT VALUE EXPENSES PAID
                                         JANUARY 1, 2007 JUNE 30, 2007 DURING PERIOD*
-------------------------------------------------------------------------------------
I SHARES
Actual                                      $1,000.00      $1,006.80       $2.49
Hypothetical (5% return before expenses)    $1,000.00      $1,005.20       $2.51
-------------------------------------------------------------------------------------
R SHARES
Actual                                      $1,000.00      $1,022.31       $4.23
Hypothetical (5% return before expenses)    $1,000.00      $1,020.58       $4.26
-------------------------------------------------------------------------------------

* Expenses are equal to each Shares' annualized expense ratio, shown in the table below, multiplied by the number of days in the most recent fiscal half-years/365 (to reflect the one-half year period).

                       ANNUALIZED EXPENSE RATIO
         -----------------------------------------------------
            METLIFE       METLIFE       METLIFE      METLIFE
          INVESTMENT    INVESTMENT    INVESTMENT   INVESTMENT
         INTERNATIONAL SMALL COMPANY LARGE COMPANY DIVERSIFIED
          STOCK FUND    STOCK FUND    STOCK FUND    BOND FUND
--------------------------------------------------------------
I SHARES     0.90%         0.75%         0.59%        0.50%
R SHARES     1.25%         1.10%         0.94%        0.85%
--------------------------------------------------------------

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2007 (Unaudited)

                Shares                                Value
                -----------------------------------------------
                COMMON STOCKS -- 99.9%
                AUSTRALIA -- 3.6%
                  9,185 Adelaide Bank Ltd.#...... $     118,739
                  4,522 AGL Energy Ltd...........        58,098
                  6,957 Alinta Ltd...............        89,861
                 58,155 AMP Ltd..................       499,437
                 11,246 APN News & Media Ltd.....        55,830
                 29,987 Australia & New Zealand
                        Banking Group Ltd.#......       736,292
                  2,747 Australian Stock Exchange
                        Ltd......................       113,163
                 35,081 BHP Billiton Ltd.#.......     1,048,615
                 16,967 BlueScope Steel Ltd......       148,563
                  3,793 Caltex Australia Ltd.....        76,190
                207,862 Centro Shopping America
                        Trust REIT...............       212,178
                 17,506 Coates Hire Ltd.#........        86,171
                 32,988 Coca-Cola Amatil Ltd.....       267,007
                  1,120 Cochlear Ltd.............        57,741
                 74,079 Coles Group Ltd..........     1,010,696
                 30,032 Commonwealth Bank of
                        Australia................     1,405,781
                 23,974 Commonwealth Property
                        Office Fund..............        33,988
                  1,895 CSL Ltd..................       141,060
                 24,320 David Jones Ltd..........       114,916
                 47,428 DB RREEF Trust...........        78,960
                  4,706 Flight Centre Ltd........        76,706
                 38,820 Goodman Fielder Ltd......        79,854
                 30,218 Gunns Ltd.#..............        83,848
                 14,620 John Fairfax Holdings
                        Ltd.#....................        58,310
                  5,459 Jubilee Mines NL.........        73,830
                 15,656 Just Group Ltd...........        58,457
                  8,735 Leighton Holdings Ltd.#..       304,188
                  9,321 Macarthur Coal Ltd.......        53,454
                491,111 Macquarie Airports.......     1,680,092

                Shares                                 Value
                ------------------------------------------------
                  5,644 Macquarie Bank Ltd.#...... $     406,927
                473,240 Macquarie DDR Trust.......       503,978
                  1,117 Macquarie Goodman
                        Group#....................         6,352
                 19,581 Macquarie Infrastructure
                        Group.....................        59,592
                  6,209 Macquarie Media Gp V......        25,460
                258,649 Macquarie Office Trust....       366,655
                159,873 Macquarie ProLogis Trust
                        REIT......................       194,069
                  8,850 MFS Ltd...................        43,335
                 53,476 Minara Resources Ltd.#....       327,352
                 74,934 National Australia Bank
                        Ltd.......................     2,603,185
                  9,418 OneSteel Ltd.#............        51,177
                  1,698 Orica Ltd.................        42,967
                 19,715 Oxiana Ltd.#..............        58,504
                 68,913 Pacific Brands Ltd........       201,262
                 17,480 Perilya Ltd...............        64,356
                 27,528 PMP Ltd.*.................        41,149
                 77,626 Qantas Airways Ltd........       368,691
                111,036 QBE Insurance Group
                        Ltd.......................     2,929,744
                  9,184 Rinker Group Ltd..........       146,871
                  6,285 Santos Ltd................        74,328
                  1,779 Suncorp-Metway Ltd........        30,383
                 20,076 Tattersall's Ltd.#........        79,812
                 43,716 Telstra Corp. Ltd.........       170,005
                  2,272 United Group Ltd.#........        32,027
                  3,543 Wesfarmers Ltd.#..........       136,934
                  2,357 West Australian Newspapers
                        Holdings Ltd.#............        27,319
                  4,441 Westfield Group...........        74,966
                 30,177 Westpac Banking Corp......       657,101
                 22,490 Woolworths Ltd............       515,309
                157,604 Zinifex Ltd...............     2,498,239
                                                   -------------
                                                      21,560,074
                                                   -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                AUSTRIA -- 0.9%
                 39,000 OMV AG................... $   2,599,612
                 36,000 Voestalpine AG...........     3,015,245
                                                  -------------
                                                      5,614,857
                                                  -------------
                BELGIUM -- 1.6%
                 15,233 Delhaize Group...........     1,492,260
                115,797 Fortis...................     4,898,200
                 48,399 Fortis#..................     2,048,184
                  2,289 Solvay SA................       359,551
                 18,084 UCB SA...................     1,068,070
                                                  -------------
                                                      9,866,265
                                                  -------------
                BERMUDA -- 0.3%
                  5,500 Esprit Holdings Ltd......        70,024
                  3,600 Jardine Matheson Holdings
                        Ltd......................        85,702
                504,000 Pacific Basin Shipping
                        Ltd......................       567,358
                 20,000 Shangri-La Asia Ltd......        48,294
                687,000 Synear Food Holdings
                        Ltd.#....................       813,227
                 44,000 Texwinca Holdings Ltd....        36,358
                 38,000 VTech Holdings Ltd.......       321,386
                 16,000 Yue Yuen Industrial
                        Holdings#................        49,631
                                                  -------------
                                                      1,991,980
                                                  -------------
                CANADA -- 1.2%
                 71,400 Gerdau Ameristeel Corp...     1,056,684
                 18,002 ING Canada, Inc..........       802,816
                 33,258 Nexen, Inc...............     1,031,934
                 64,800 Teck Cominco Ltd.
                        Class B..................     2,753,947
                 22,433 TELUS Corp...............     1,323,559
                                                  -------------
                                                      6,968,940
                                                  -------------

                Shares                                Value
                --------------------------------------------------
                CAYMAN ISLANDS -- 0.0%
                  2,500 ASM Pacific Technology
                        Ltd.#.................... $      18,116
                 11,000 Foxconn International
                        Holdings Ltd.*...........        31,381
                100,800 HKR International Ltd....        74,267
                                                  -------------
                                                        123,764
                                                  -------------
                DENMARK -- 0.3%
                 16,767 Novo-Nordisk A/S.........     1,827,648
                  1,129 Novo-Nordisk A/S Class B.       122,014
                                                  -------------
                                                      1,949,662
                                                  -------------
                FINLAND -- 0.9%
                 17,585 Elisa OYJ................       479,005
                180,409 Nokia OYJ................     5,066,117
                                                  -------------
                                                      5,545,122
                                                  -------------
                FRANCE -- 11.3%
                 45,608 Air France-KLM#..........     2,119,987
                125,870 Alcatel SA#..............     1,754,168
                 45,997 BNP Paribas SA#..........     5,473,709
                 28,443 Bouygues SA#.............     2,377,261
                 13,041 Cap Gemini SA#...........       952,662
                 31,777 Carrefour SA*#...........     2,226,467
                 14,252 Casino Guichard-Perrachon
                        et Compagnie SA#.........     1,437,694
                  8,247 Christian Dior...........     1,065,511
                 36,984 Compagnie de Saint Gobain
                        SA#......................     4,134,809
                  5,900 Compagnie Generale des
                        Etablissements Michelin..       823,517
                 74,250 Credit Agricole SA#......     3,008,350
                 25,476 Eutelsat Communications..       618,987
                 73,035 France Telecom SA#.......     2,003,439
                 13,700 Lagardere SCA............     1,189,252
                 13,571 Peugeot SA#..............     1,089,775
                 12,170 Pinault-Printemps-Redoute
                        SA#......................     2,120,558

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2007 (Unaudited) (continued)

                  Shares                            Value
                  -------------------------------------------
                   39,100 Renault SA#.......... $   6,261,709
                   56,772 Sanofi-Aventis#......     4,579,187
                   28,998 Societe Generale#....     5,352,542
                   69,703 Suez SA#.............     3,977,367
                   13,364 Thales SA#...........       814,923
                  147,238 Total SA#............    11,939,031
                    2,434 Unibail REIT#........       620,987
                    4,724 Vinci SA.............       351,948
                   39,762 Vivendi SA#..........     1,707,809
                                                -------------
                                                   68,001,649
                                                -------------
                  GERMANY -- 12.5%
                   41,912 Allianz AG#..........     9,810,538
                   56,903 BASF AG#.............     7,463,367
                   30,900 Bayer AG#............     2,338,306
                   45,749 Deutsche Bank AG#....     6,650,380
                   80,069 Deutsche Lufthansa AG     2,243,921
                   16,525 Deutsche Postbank AG#     1,451,828
                   89,500 Deutsche Telekom AG#.     1,653,612
                   38,065 E.ON AG..............     6,388,959
                   38,368 Epcos AG.............       749,613
                   39,212 Infineon Technologies
                          AG#*.................       651,578
                   21,338 KarstadtQuelle AG#*..       722,141
                    7,083 MAN AG...............     1,018,916
                    7,547 Merck KGaA#..........     1,036,960
                   19,677 Metro AG.............     1,633,552
                   45,032 Muenchener
                          Rueckversicherungs-
                          Gesellschaft AG......     8,252,825
                   50,658 RWE AG...............     5,403,170
                    6,481 Salzgitter AG........     1,246,140
                  123,764 SAP AG...............     6,351,666
                   32,197 Siemens AG...........     4,626,970
                   26,700 Suedzucker AG........       592,770
                   39,267 ThyssenKrupp AG......     2,337,432
                   48,500 TUI AG#*.............     1,341,736

                 Shares                               Value
                 ----------------------------------------------
                   4,100 Volkswagen AG#.......... $     653,836
                   6,222 Wincor Nixdorf AG.......       576,054
                                                  -------------
                                                     75,196,270
                                                  -------------
                 GREAT BRITAIN -- 21.8%
                  24,348 Anglo American PLC......     1,423,811
                 100,845 AstraZeneca PLC.........     5,398,919
                  28,069 Autonomy Corp. PLC*.....       401,668
                 196,200 Aviva PLC...............     2,910,687
                 499,266 BAE Systems PLC.........     4,040,936
                 538,262 Barclays PLC............     7,462,148
                  16,708 Barratt Developments
                         PLC.....................       330,205
                  37,864 Berkeley Group Holdings
                         PLC*....................     1,344,993
                  61,073 BHP Billiton PLC........     1,692,039
                   9,753 Blinkx PLC*.............         8,511
                 260,222 BP PLC..................     3,131,764
                  49,900 British American Tobacco
                         PLC.....................     1,694,064
                  59,213 British Energy Group
                         PLC.....................       640,366
                 458,397 BT Group PLC............     3,042,858
                 164,617 Cadbury Schweppes PLC...     2,237,527
                  16,456 Carnival PLC............       782,803
                  76,100 Centrica PLC............       589,380
                  29,898 Charter PLC*............       659,198
                  52,287 Cookson Group PLC.......       739,262
                  81,106 Daily Mail & General
                         Trust...................     1,236,873
                  60,698 FirstGroup PLC..........       803,690
                 490,550 Friends Provident PLC...     1,755,688
                 229,234 GlaxoSmithKline PLC.....     5,998,905
                 371,687 HBOS PLC................     7,303,443
                 127,500 Home Retail Group.......     1,170,312
                  25,202 HSBC Holdings PLC.......       461,313
                   2,137 HSBC Holdings PLC
                         (HKD)...................        38,989

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                   Value
               --------------------------------------------------
               206,218 Imperial Chemical Industries
                       PLC......................... $   2,564,922
                56,204 Imperial Tobacco Group
                       PLC.........................     2,596,912
                20,098 Investec PLC................       257,258
               257,984 J Sainsbury PLC.............     3,013,471
                93,381 Kesa Electricals PLC........       584,204
               294,012 Kingfisher PLC..............     1,327,971
                37,095 Land Securities Group
                       PLC.........................     1,289,831
               173,614 Lloyds TSB Group PLC........     1,938,316
                51,170 Marks & Spencer Group
                       PLC.........................       641,713
               127,900 Marston's PLC...............     1,012,072
                64,631 Michael Page International
                       PLC.........................       678,770
                31,118 Mitchells & Butlers PLC.....       544,859
               140,916 National Grid PLC...........     2,078,754
                84,338 Northern Foods PLC..........       199,985
               158,093 Prudential PLC..............     2,249,056
                53,940 Punch Taverns PLC...........     1,319,652
                22,386 Reckitt Benckiser PLC.......     1,224,509
                 3,685 Rightmove PLC#..............        46,229
                24,543 Rio Tinto PLC...............     1,873,021
               172,194 Rolls-Royce Group PLC*......     1,850,078
               612,027 Royal & Sun Alliance
                       Insurance Group PLC.........     1,782,610
               715,260 Royal Bank of Scotland
                       Group PLC...................     9,036,490
                45,704 Royal Dutch Shell PLC
                       Class A.....................     1,859,796
               190,037 Royal Dutch Shell PLC
                       Class A (EUR)...............     7,756,434
               162,827 Royal Dutch Shell PLC
                       Class B.....................     6,792,531
                14,139 Savills PLC.................       166,434
                29,108 Smith & Nephew PLC..........       359,840
                48,665 Smiths Group PLC............     1,154,742

              Shares                                    Value
              ---------------------------------------------------
                 40,705 Stagecoach Group PLC....... $     147,684
                159,500 Taylor Woodrow PLC.........     1,147,267
                171,600 TI Automotive Ltd.
                        Class A(a).................             0
                 55,025 Unilever PLC...............     1,773,936
                  6,662 Venture Production PLC*....        98,087
              2,070,852 Vodafone Group PLC.........     6,961,190
                 52,385 Whitbread PLC..............     1,848,598
                251,426 WM Morrison Supermarkets
                        PLC........................     1,519,014
                722,687 Woolworths Group PLC#......       386,692
                 55,110 Xstrata PLC................     3,284,287
                                                    -------------
                                                      130,667,567
                                                    -------------
              GREECE -- 0.4%
                 70,843 Hellenic Telecommunication
                        Organisation SA............     2,191,026
                                                    -------------
              HONG KONG -- 0.6%
                 15,200 Bank of East Asia Ltd.#....        85,171
                 29,000 BOC Hong Kong (Holdings)
                        Ltd........................        68,547
                 19,000 CLP Holdings Ltd...........       127,686
                 75,000 Hang Lung Group Ltd........       338,205
                 13,000 Hang Seng Bank Ltd.........       175,596
                  5,000 Henderson Land
                        Development Co. Ltd........        34,060
                 34,100 Hong Kong & China Gas
                        Ltd.#......................        71,868
                 53,500 Hong Kong Electric Holdings
                        Ltd........................       270,295
                 17,000 Hutchison Whampoa Ltd......       168,855
                 13,500 Link REIT..................        29,875
                 12,000 Melco International
                        Development Ltd.#..........        17,775
                 40,000 New World Development Co.
                        Ltd........................       100,093

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 58,000 PCCW Ltd.................. $      35,576
                616,634 Sino Land Co. Ltd.........     1,284,080
                 11,000 Sun Hung Kai Properties
                        Ltd.......................       132,544
                 24,700 Swire Pacific Ltd.........       276,890
                 17,000 Television Broadcasts Ltd.       119,592
                 30,000 Wharf (Holdings) Ltd.#....       120,073
                  4,400 Wing Lung Bank Ltd........        44,530
                                                   -------------
                                                       3,501,311
                                                   -------------
                IRELAND -- 0.5%
                 52,892 Anglo Irish Bank Corp.
                        PLC.......................     1,082,494
                 97,426 Bank of Ireland...........     1,959,302
                                                   -------------
                                                       3,041,796
                                                   -------------
                ITALY -- 4.0%
                 50,510 Assicurazioni Generali
                        SpA#......................     2,020,088
                 50,512 Autogrill SpA#............     1,067,572
                 15,000 Buzzi Unicem SpA#.........       515,098
                341,478 Enel SpA#.................     3,673,970
                288,795 ENI SpA#..................    10,456,395
                 37,612 Fiat SpA..................     1,117,641
                 37,000 Fondiaria-Sai SpA.........     1,785,192
                 57,700 Italcementi SpA#..........     1,778,228
                 12,931 UniCredito Italiano SpA...       115,069
                151,309 UniCredito Italiano SpA
                        new.......................     1,343,784
                                                   -------------
                                                      23,873,037
                                                   -------------
                JAPAN -- 22.6%
                  8,000 ADEKA Corp................        84,602
                 26,000 Aioi Insurance Co. Ltd....       168,371
                 15,700 Alps Electric Co. Ltd.....       156,341
                 23,000 Amada Co. Ltd.............       286,902
                  3,200 Aoyama Trading Co. Ltd....        98,108
                 21,700 Asahi Breweries Ltd.#.....       335,491

                Shares                                 Value
                ------------------------------------------------
                 35,000 Asahi Kasei Corp.......... $     229,124
                  4,700 Astellas Pharma, Inc......       203,997
                  2,800 Autobacs Seven Co. Ltd....        87,114
                250,000 Bank of Yokohama Ltd......     1,745,409
                 66,500 Bridgestone Corp.#........     1,422,701
                 20,000 Brother Industries Ltd....       293,231
                 94,200 Canon, Inc.#..............     5,515,440
                  9,800 Capcom Co. Ltd.#..........       181,499
                 21,000 Central Glass Co. Ltd.....       117,150
                     31 Central Japan Railway
                        Co........................       325,591
                 17,000 Chiba Bank Ltd............       150,539
                 11,200 Chubu Electric Power Co.,
                        Inc.......................       296,604
                  3,500 Circle K Sunkus Co. Ltd.#.        60,951
                  7,400 CKD Corp.#................        78,776
                  9,000 COMSYS Holdings Corp......       103,992
                 50,000 Cosmo Oil Co. Ltd.#.......       274,853
                  3,700 CSK Corp..................       129,788
                 15,000 Dai Nippon Printing Co.
                        Ltd.......................       223,343
                 10,000 Daikyo, Inc.#.............        45,104
                124,000 Daiwa Securities Group,
                        Inc.......................     1,313,780
                 65,000 Denki Kagaku Kogyo
                        Kabushiki Kaisha..........       291,214
                  7,000 Denso Corp................       273,175
                    341 East Japan Railway Co.....     2,617,974
                 69,300 EDION Corp.#..............       896,420
                  5,400 Eisai Co. Ltd.............       235,269
                 13,000 Fanuc Ltd.................     1,336,260
                 20,200 Fast Retailing Co. Ltd.#..     1,432,802
                 37,000 Fuji Electric Holdings Co.
                        Ltd.......................       187,594
                 17,000 Fujikura Ltd..............       126,211
                303,000 Fujitsu Ltd.#.............     2,226,724
                 20,000 Hankyu Department Stores,
                        Inc.#.....................       212,122

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                  3,800 Hisamitsu Pharmaceutical
                        Co., Inc.................. $     104,447
                  4,500 Hitachi Capital Corp......        68,345
                 28,000 Hitachi Ltd.#.............       197,542
                116,800 Honda Motor Co. Ltd.#.....     4,246,582
                313,000 Isuzu Motors Ltd..........     1,688,143
                     26 Japan Tobacco, Inc........       127,928
                 60,700 JFE Holdings, Inc.........     3,753,760
                 37,000 Joyo Bank Ltd.............       228,882
                 58,500 JSR Corp.#................     1,405,694
                  3,200 K's Holdings Corp.........        88,992
                 12,000 Kamigumi Co. Ltd..........       103,782
                 11,200 Kansai Electric Power Co.,
                        Inc.......................       264,329
                 17,000 Kawasaki Kisen Kaisha
                        Ltd.#.....................       206,551
                     41 KDDI Corp.................       303,087
                  5,900 Keyence Corp..............     1,288,156
                 12,000 Kikkoman Corp.#...........       177,787
                  9,400 Koa Corp..................       125,404
                 26,900 Komatsu Ltd...............       777,362
                 40,000 Kubota Corp...............       322,184
                 22,000 KUREHA Corp...............       108,716
                  2,100 Kyocera Corp..............       223,416
                 18,000 Kyowa Exeo Corp...........       208,043
                 53,300 Kyushu Electric Power Co.,
                        Inc.......................     1,390,899
                  2,900 Lawson, Inc...............        99,983
                  7,400 Leopalace21 Corp..........       251,874
                 12,000 Maeda Road Construction
                        Co. Ltd...................       106,213
                  5,800 Makita Corp...............       258,807
                 64,000 Marubeni Corp.............       523,850
                 69,400 Marui Co. Ltd.............       874,472
                118,000 Matsushita Electric
                        Industrial Co. Ltd........     2,333,872
                 40,000 Mazda Motor Corp..........       227,024

                Shares                                 Value
                ------------------------------------------------
                 70,100 Millea Holdings, Inc...... $   2,870,295
                 94,500 Mitsubishi Chemical
                        Holdings Corp.#...........       867,578
                 50,100 Mitsubishi Corp.#.........     1,306,185
                 41,000 Mitsubishi Electric Corp..       378,222
                162,000 Mitsubishi Estate Co.
                        Ltd.#.....................     4,380,995
                 22,000 Mitsubishi Gas Chemical
                        Co., Inc.#................       200,217
                 32,000 Mitsubishi Materials
                        Corp.#....................       173,809
                 22,000 Mitsubishi Rayon Co.
                        Ltd.#.....................       156,230
                    420 Mitsubishi Tokyo Financial
                        Group, Inc................     4,618,247
                 29,000 Mitsui & Co. Ltd..........       574,100
                268,000 Mitsui Chemicals, Inc.....     2,027,842
                  3,000 Mitsui Fudosan Co. Ltd.
                        REIT......................        83,996
                 49,000 Mitsui Mining & Smelting
                        Co. Ltd...................       227,765
                208,000 Mitsui OSK Lines Ltd......     2,808,357
                 12,000 Mitsui Sumitomo Insurance
                        Co. Ltd...................       153,722
                    136 Mizuho Financial Group,
                        Inc.......................       936,919
                 33,900 Namco Bandai Holdings,
                        Inc.......................       534,305
                 13,000 NGK Spark Plug Co. Ltd.#..       225,051
                 11,000 Nikon Corp................       305,551
                  1,000 Nintendo Co. Ltd..........       364,392
                264,500 Nippon Mining Holdings,
                        Inc.......................     2,523,837
                 12,000 Nippon Paint Co. Ltd.#....        60,917
                 34,000 Nippon Sheet Glass Co.
                        Ltd.#.....................       154,958
                 13,000 Nippon Shokubai Co.#......       115,268
                121,000 Nippon Steel Corp.........       852,766

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                    586 Nippon Telegraph &
                        Telephone Corp............ $   2,590,835
                 98,000 Nippon Yusen Kabushiki
                        Kaisha#...................       898,748
                377,500 Nissan Motor Co. Ltd.#....     4,035,936
                 17,000 Nisshin Oillio Group Ltd..        98,452
                 17,000 Nisshin Seifun Group, Inc.       167,729
                174,600 Nomura Holdings, Inc.#....     3,381,102
                  3,100 Nomura Real Estate
                        Holdings, Inc. REIT.......       100,340
                 27,000 NSK Ltd...................       278,210
                    582 NTT Data Corp.#...........     2,757,182
                  1,084 NTT DoCoMo, Inc...........     1,710,536
                 30,000 Obayashi Corp.#...........       163,218
                  9,400 OMRON Corp................       245,835
                 16,300 Orix Corp.................     4,271,714
                 51,000 Osaka Gas Co. Ltd.........       189,118
                 11,000 Pacific Metals Co. Ltd.#..       182,402
                101,400 Pioneer Corp.#............     1,376,941
                108,000 Rengo Co. Ltd.#...........       530,985
                     67 Resona Holdings, Inc.#....       159,506
                 19,000 Ricoh Co. Ltd.#...........       437,504
                 11,800 Sankyo Co. Ltd............       495,905
                  4,600 Santen Pharmaceutical Co.
                        Ltd.......................       111,541
                 14,000 Sanwa Shutter Corp........        80,962
                 27,700 Secom Co. Ltd.............     1,301,744
                 65,500 Seven & I Holdings Co.
                        Ltd.......................     1,864,994
                240,000 Sharp Corp................     4,537,207
                  5,700 Shimachu Co. Ltd..........       152,860
                  4,600 Shin-Etsu Chemical Co.
                        Ltd.#.....................       327,436
                 14,500 Showa Shell Sekiyu K.K.#..       179,312
                  8,200 Sony Corp.................       420,406
                 50,000 Sumitomo Chemical Co.
                        Ltd.#.....................       334,155

                Shares                                 Value
                ------------------------------------------------
                 31,100 Sumitomo Corp............. $     564,093
                 74,000 Sumitomo Heavy Industries
                        Ltd.......................       834,455
                 32,000 Sumitomo Metal Industries
                        Ltd.......................       187,416
                 17,000 Sumitomo Metal Mining Co.
                        Ltd.......................       366,438
                    756 Sumitomo Mitsui Financial
                        Group, Inc.#..............     7,029,265
                  9,000 Sumitomo Realty &
                        Development Co. Ltd.......       291,758
                  7,100 Sumitomo Rubber
                        Industries, Inc.#.........        84,632
                 24,000 Sumitomo Trust and
                        Banking Co. Ltd...........       226,939
                 25,500 T&D Holdings, Inc.........     1,717,242
                 39,000 Taiheiyo Cement Corp......       171,988
                 14,200 Takeda Pharmaceutical Co.
                        Ltd.......................       914,352
                 19,000 Tanabe Seiyaku Co. Ltd....       225,565
                 15,100 TDK Corp..................     1,456,173
                 52,000 Teijin Ltd.#..............       283,285
                 25,000 Toagosei Co. Ltd..........        97,976
                 32,000 Tobu Railway Co. Ltd.#....       143,996
                  4,700 Tohoku Electric Power Co.,
                        Inc.......................       104,989
                 91,600 Tokyo Electric Power Co.,
                        Inc.......................     2,937,431
                  6,200 Tokyo Electron Ltd.#......       455,759
                 25,000 Tokyo Gas Co. Ltd.........       118,186
                314,000 Toshiba Corp.#............     2,726,530
                 34,000 Tosoh Corp................       188,083
                 12,000 Toyo Suisan Kaisha Ltd....       215,720
                 29,000 Toyobo Co. Ltd............        82,695
                109,800 Toyota Motor Corp.........     6,907,589
                 23,000 UNY Co. Ltd...............       272,066
                  1,880 USS Co. Ltd...............       119,390
                     40 West Japan Railway Co.....       185,930

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 11,300 Yamaha Corp............... $     233,770
                  8,700 Yamaha Motor Co. Ltd.#....       251,284
                  7,000 Yamazaki Baking Co.
                        Ltd.#.....................        59,573
                 25,000 Yokohama Rubber Co.
                        Ltd.......................       188,009
                                                   -------------
                                                     135,777,608
                                                   -------------
                NETHERLANDS -- 5.5%
                 62,950 ABN AMRO Holding NV.......     2,885,331
                 69,117 Aegon NV..................     1,357,373
                 24,758 Akzo Nobel NV.............     2,133,708
                 10,420 ASML Holding NV*..........       286,835
                 66,800 Corporate Express#........     1,020,825
                 72,355 European Aeronautic
                        Defence and Space Co.
                        NV#.......................     2,341,154
                  8,006 Heineken NV...............       469,727
                174,455 ING Groep NV..............     7,673,672
                 79,529 Mittal Steel Co. NV#......     4,965,318
                 22,000 Mittal Steel Co. NV.......     1,372,315
                278,456 Royal KPN NV..............     4,613,571
                 37,494 Royal Philips Electronics
                        NV........................     1,587,722
                 20,525 Unilever NV...............       637,547
                  6,577 USG People NV#............       308,637
                 56,800 Wolters Kluwer NV.........     1,731,264
                                                   -------------
                                                      33,384,999
                                                   -------------
                NEW ZEALAND -- 0.1%
                 13,550 Auckland International
                        Airport Ltd...............        34,502
                 23,491 Fletcher Building Ltd.....       224,100
                 12,831 Kiwi Income Property Trust
                        REIT......................        16,351
                 86,550 Telecom Corp. of New
                        Zealand Ltd...............       304,318
                 37,888 Vector Ltd................        79,611
                                                   -------------
                                                         658,882
                                                   -------------

                Shares                                Value
                -----------------------------------------------
                NORWAY -- 1.1%
                 94,285 Orkla ASA................ $   1,772,463
                 42,860 Petroleum Geo-Services
                        ASA*.....................     1,060,759
                 98,133 Statoil ASA..............     3,037,805
                 22,600 Tandberg ASA.............       502,806
                 12,700 Yara International ASA...       379,293
                                                  -------------
                                                      6,753,126
                                                  -------------
                PORTUGAL -- 0.2%
                198,726 Energias de Portugal SA..     1,095,527
                                                  -------------
                SINGAPORE -- 0.9%
                 10,000 Chartered Semiconductor
                        Manufacturing Ltd.#*.....         8,829
                 39,000 ComfortDelGro Corp.
                        Ltd.#....................        55,604
                189,000 DBS Group Holdings Ltd...     2,812,045
                 50,000 Flextronics International
                        Ltd.#*...................       540,000
                 13,000 Fraser and Neave Ltd.....        46,333
                  9,000 Jardine Cycle & Carriage
                        Ltd......................        92,406
                 12,000 Keppel Corp. Ltd.........        97,902
                209,000 MMI Holding Ltd..........       223,810
                  7,000 Neptune Orient Lines Ltd.        24,213
                 36,000 Overseas-Chinese Banking
                        Corp. Ltd................       215,010
                  7,000 SIA Engineering Co.......        21,766
                 12,000 Singapore Airlines Ltd...       147,289
                 13,000 Singapore Exchange Ltd.#.        83,062
                  6,000 Singapore Land Ltd.......        44,731
                 71,000 Singapore Petroleum Co.
                        Ltd.#....................       266,829
                 23,000 Singapore Post Ltd.......        19,072
                 23,000 Singapore Press Holdings
                        Ltd.#....................        69,768

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 16,000 Singapore Technologies
                        Engineering Ltd........... $      37,665
                  6,000 Singapore
                        Telecommunications Ltd....        13,318
                 52,000 SMRT Corp. Ltd............        66,885
                 29,000 Suntec REIT#..............        36,741
                  3,000 United Overseas Bank
                        Ltd.......................        43,089
                 61,000 United Test and Assembly
                        Center Ltd.#*.............        46,186
                 19,000 UOL GROUP LIMITED.........        72,095
                  7,000 Want Want Holdings Ltd....        16,110
                 36,000 Wing Tai Holdings Ltd.....        93,694
                                                   -------------
                                                       5,194,452
                                                   -------------
                SPAIN -- 2.8%
                  8,036 Actividades de
                        Construcciones y Servicios
                        SA#.......................       511,562
                152,567 Banco Bilbao Vizcaya
                        Argentaria SA#............     3,724,500
                 23,581 Banco Santander Central
                        Hispano SA#...............       433,350
                 28,623 Gestevision Telecinco SA..       811,173
                 32,072 Iberia Lineas Aereas de
                        Espana SA#................       159,854
                217,944 Repsol YPF SA#............     8,584,473
                106,594 Telefonica SA.............     2,366,796
                                                   -------------
                                                      16,591,708
                                                   -------------
                SWEDEN -- 2.1%
                 23,000 Electrolux AB.............       543,902
                 18,350 Hennes & Mauritz AB
                        Class B...................     1,083,380
                236,960 Nordea Bank AB............     3,696,059
                 67,800 Sandvik AB................     1,367,144
                 19,600 Scania AB#................       476,811
                132,900 Svenska Cellulosa AB......     2,222,612

                Shares                                Value
                -----------------------------------------------
                439,477 Telefon LM Ericsson AB... $   1,750,911
                 67,870 Volvo AB#................     1,345,992
                                                  -------------
                                                     12,486,811
                                                  -------------
                SWITZERLAND -- 4.7%
                 28,956 ABB Ltd..................       650,203
                 17,835 Actelion Ltd.*...........       794,326
                  6,393 Adecco SA................       492,425
                 95,919 Credit Suisse Group......     6,788,528
                  6,334 Kudelski SA#.............       220,926
                  8,678 Nestle SA................     3,288,931
                107,592 Novartis AG..............     6,043,271
                 16,979 Roche Holding AG.........     3,005,565
                 36,895 Swiss Reinsurance........     3,355,657
                 11,137 Zurich Financial Services
                        AG.......................     3,426,137
                                                  -------------
                                                     28,065,969
                                                  -------------
                TOTAL COMMON STOCKS
                 (Cost $441,021,206 )............   600,102,402
                                                  -------------
                PREFERRED STOCKS -- 0.1%
                GERMANY -- 0.1%
                  7,053 Fresenius Medical Care AG
                        Pfd. 0.88%...............       536,506
                                                  -------------
                TOTAL PREFERRED STOCKS
                 (Cost $305,932 )................       536,506
                                                  -------------
                DEPOSITORY RECEIPTS -- 0.1%
                TELECOMMUNICATIONS -- 0.1%
                 27,780 Nokia OYJ ADR#...........       780,896
                 20,203 Telstra Corp. Ltd.#......        53,304
                                                  -------------
                                                        834,200
                                                  -------------
                TOTAL DEPOSITORY RECEIPTS
                 (Cost $486,550 )................       834,200
                                                  -------------
                RIGHTS -- 0.0%
                    220 New World Department
                        Store China TBA..........             0
                                                  -------------
                TOTAL RIGHTS
                 (Cost $0).......................             0
                                                  -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / International Stock Fund / June 30, 2007 (Unaudited) (continued)

                 Principal
                 Amount                                    Value
                 ----------------------------------------------------
                 SHORT-TERM INVESTMENTS -- 0.9%
                 MUTUAL FUND -- 0.9%
                 $5,289,258     Goldman Sachs Prime
                                Obligations Fund
                                5.227%(b)............. $   5,289,258
                                                       -------------
                 TOTAL SHORT-TERM INVESTMENTS
                  (Cost $5,289,258 )..................     5,289,258
                                                       -------------
                 TOTAL INVESTMENTS -- 101.0%
                  (Cost $447,102,946 )................   606,762,366
                 Liabilities in excess of other assets    (6,287,051)
                                                       -------------
                 TOTAL NET ASSETS -- 100.0%........... $ 600,476,315
                                                       =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

          *   --  Non-income producing security.
          #   --  A portion of the security was held on loan. As of
                  June 30, 2007, the market value of the securities
                  loaned was $149,683,283 and the collateral received
                  consisted of cash in the amount of $144,278,763 and
                  securities with a market value of $12,806,397.
          (a) --  Represents a security which is fair-valued.
          (b) --  Rate quoted represents the seven day yield of the
                  Fund.

SECURITY ABBREVIATIONS:
ADR-- American Depositary Receipt
REIT-- Real Estate Investment Trust
TBA-- To Be Announced Security
EUR-- Euro Dollar
HKD-- Hong Kong Dollar

   The accompanying notes are an integral part of the financial statements.

METLIFE INVESTMENT INTERNATIONAL STOCK FUND

Summary of Total Foreign Securities by Industry Classification 6/30/07

                                               Value    Percent of
             INDUSTRY                          (000)   Market Value
             ------------------------------------------------------
             Aerospace & Defense              $  9,047      1.5%
             Airlines                            5,040      0.8
             Apparel & Textiles                    608      0.1
             Automotive                         29,722      4.9
             Banking                           101,243     16.7
             Building & Construction            14,993      2.5
             Business Services & Supplies        6,246      1.0
             Chemicals                          21,578      3.6
             Commercial Services                 2,081      0.3
             Computers & Information             5,341      0.9
             Cosmetics & Personal Care           1,066      0.2
             Distribution & Wholesale            4,151      0.7
             Diversified Financial Services     11,955      2.0
             Diversified Operations                565      0.1
             Electrical Equipment                7,966      1.3
             Electronics                         5,967      1.0
             Entertainment & Leisure             4,738      0.8
             Food, Beverage & Tobacco           30,519      5.1
             Forest Products & Paper             2,837      0.5
             Health Care                           954      0.2
             Hotels & Restaurants                   48      0.0*
             Household Products                  6,335      1.1
             Industrial Machinery                6,980      1.2
             Insurance                          55,521      9.2
             Internet Services & Applications       55      0.0*
             Manufacturing                       7,666      1.3
             Metals & Mining                    35,089      5.8
             Multimedia                          6,263      1.0
             Oil & Gas                          61,744     10.3
             Pharmaceuticals                    31,811      5.3
             Real Estate                        10,719      1.8
             Retail                             20,262      3.4
             Semiconductors                      1,467      0.2
             Software                            6,935      1.2
             Telecommunications                 45,209      7.5
             Transportation                      8,906      1.5
             Utilities--Electric                24,811      4.1
             Utilities--Gas                      1,058      0.2
             Utilities--Water                    3,977      0.7
                                              --------     ----
                 TOTAL                        $601,473      100%
                                              ========     ====

*Percentage is less than 0.1%

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited)


                Shares                                Value
                --------------------------------------------------
                COMMON STOCKS -- 99.1%
                ADVERTISING -- 0.9%
                 1,726 Catalina Marketing Corp... $      54,369
                   500 FTD Group, Inc............         9,205
                   900 Gaiam, Inc. Class A*......        16,407
                 2,500 Getty Images, Inc.*.......       119,525
                   800 Greenfield Online, Inc.*..        12,728
                 2,914 Harte-Hanks, Inc..........        74,832
                24,500 Interpublic Group of Cos.,
                       Inc.*.....................       279,300
                90,465 inVentiv Health, Inc.#*...     3,311,924
                 1,328 Marchex, Inc. Class B.....        21,673
                 3,676 R.H. Donnelley Corp.*.....       278,567
                 2,076 Valuevision Media, Inc.*..        23,500
                                                  -------------
                                                      4,202,030
                                                  -------------
                AEROSPACE & DEFENSE -- 1.5%
                 2,105 AAR Corp.*................        69,486
                 1,669 Alliant Techsystems,
                       Inc.*.....................       165,481
                   600 ARGON ST, Inc.*...........        13,926
                38,284 Armor Holdings, Inc.#*....     3,325,731
                 4,641 BE Aerospace, Inc.*.......       191,673
                 2,438 Curtiss-Wright Corp.......       113,635
                 2,247 DRS Technologies, Inc.....       128,686
                   885 EDO Corp..................        29,090
                 1,380 Esterline Technologies
                       Corp.*....................        66,668
                 3,175 GenCorp, Inc.*............        41,497
                52,265 Heico Corp.#..............     2,199,311
                   831 Innovative Solutions &
                       Support, Inc.*............        19,296
                 1,292 Kaman Corp................        40,298
                 2,090 Moog, Inc.*...............        92,190
                   400 MTC Technologies, Inc.*...         9,824
                 3,352 Orbital Sciences Corp.*...        70,426
                   335 Sequa Corp.*..............        37,520

               Shares                                  Value
               -------------------------------------------------
                3,600 Spirit Aerosystems Holdings,
                      Inc. Class A*............... $     129,780
                1,915 Teledyne Technologies,
                      Inc.*.......................        87,994
                  700 TransDigm Group, Inc.*......        28,322
                  933 Triumph Group, Inc..........        61,084
                  439 United Industrial Corp......        26,331
                                                   -------------
                                                       6,948,249
                                                   -------------
               AIRLINES -- 0.5%
                4,835 Airtran Holdings, Inc.*.....        52,798
                2,363 Alaska Air Group, Inc.*.....        65,833
                4,991 Continental Airlines, Inc.
                      Class B*....................       169,045
                  800 Copa Holdings S.A.
                      Class A.....................        53,792
               12,500 Delta Air Lines, Inc.*......       246,250
                3,439 ExpressJet Holdings,
                      Inc.*.......................        20,565
               10,095 JetBlue Airways Corp.*......       118,617
                1,000 Midwest Air Group, Inc.*....        15,020
                  800 Pinnacle Airlines Corp.*....        15,000
                2,000 Republic Airways Holdings,
                      Inc.*.......................        40,700
               40,558 Skywest, Inc.#..............       966,497
                6,200 UAL Corp.*..................       251,658
                4,100 US Airways Group, Inc.*.....       124,107
                                                   -------------
                                                       2,139,882
                                                   -------------
               APPAREL & TEXTILES -- 1.0%
                2,882 Carter's, Inc.*.............        74,759
                  491 Cherokee, Inc...............        17,941
                  655 Columbia Sportswear Co......        44,985
                4,100 Crocs, Inc.*................       176,423
                  610 Deckers Outdoor Corp.*......        61,549
                1,121 G&K Services, Inc...........        44,291
                2,814 Guess ?, Inc................       135,185
                1,843 Gymboree Corp.*.............        72,633

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                 4,900 Hanesbrands, Inc.*........ $     132,447
                 2,600 Iconix Brand Group, Inc.*.        57,772
                 5,600 Jones Apparel Group, Inc..       158,200
                 1,524 K-Swiss, Inc..............        43,175
                 1,621 Kellwood Co...............        45,583
                 5,330 Liz Claiborne, Inc........       198,809
                 1,000 Maidenform Brands, Inc.*..        19,860
                   857 Oxford Industries, Inc....        37,999
                   511 Perry Ellis International,
                       Inc.*.....................        16,439
                 2,891 Phillips-Van Heusen
                       Corp......................       175,108
                 6,686 Quiksilver, Inc.*.........        94,473
                   657 Skechers U.S.A., Inc.*....        19,184
                 1,191 Steven Madden Ltd.........        39,017
                 2,329 Stride Rite Corp..........        47,186
                33,100 Timberland Co.#*..........       833,789
                   900 True Religion Apparel,
                       Inc.*.....................        18,297
                   479 Unifirst Corp.............        21,100
                22,553 Warnaco Group, Inc.#*.....       887,235
                   544 Weyco Group, Inc..........        14,650
                45,968 Wolverine World Wide,
                       Inc.......................     1,273,773
                                                  -------------
                                                      4,761,862
                                                  -------------
                AUTOMOTIVE -- 0.5%
                   900 Accuride Corp.*...........        13,869
                 1,366 Aftermarket Technology
                       Corp.*....................        40,543
                 2,237 American Axle &
                       Manufacturing Holdings,
                       Inc.......................        66,260
                   800 Amerigon, Inc.*...........        14,392
                 4,073 ArvinMeritor, Inc.........        90,420
                 1,306 ASV, Inc.*................        22,568
                 4,109 Autoliv, Inc..............       233,679
                 3,058 BorgWarner, Inc...........       263,110

                 Shares                               Value
                 ----------------------------------------------
                  1,300 Commercial Vehicle Group,
                        Inc.*.................... $      24,219
                  3,368 Cooper Tire & Rubber Co..        93,024
                  2,700 Exide Technologies*......        25,110
                  3,400 Force Protection, Inc.*..        70,176
                 11,000 Goodyear Tire & Rubber
                        Co.*.....................       382,360
                  4,100 Hayes Lemmerz
                        International, Inc.*.....        21,935
                    963 Keystone Automotive
                        Industries, Inc.*........        39,839
                  3,900 Lear Corp.*..............       138,879
                    700 Miller Industries, Inc.*.        17,570
                  2,093 Modine Manufacturing
                        Co.......................        47,302
                    885 Noble International Ltd..        18,089
                  3,852 Oshkosh Truck Corp.......       242,368
                  1,500 Spartan Motors, Inc......        25,530
                  1,150 Superior Industries
                        International............        25,024
                  2,491 Tenneco Automotive,
                        Inc.*....................        87,285
                    900 Titan International, Inc.        28,449
                  2,077 TRW Automotive Holdings
                        Corp.*...................        76,496
                  7,599 Visteon Corp.*...........        61,552
                  1,854 Wabash National Corp.....        27,124
                                                  -------------
                                                      2,197,172
                                                  -------------
                 BANKING -- 6.2%
                    773 1st Source Corp..........        19,263
                    920 Alabama National
                        Bancorp..................        56,893
                  1,256 Amcore Financial, Inc....        36,411
                    660 AmericanWest Bancorp.....        12,032
                    600 Ameris Bancorp...........        13,482
                  6,593 Associated Banc-Corp.....       215,591
                    400 Bancfirst Corp...........        17,128

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                  1,200 Banco Latinoamericano de
                        Exportaciones SA......... $      22,560
                  4,596 Bancorpsouth, Inc........       112,418
                 42,141 Bank of Hawaii Corp......     2,176,161
                    674 Bank of the Ozarks, Inc..        18,784
                  1,600 BankFinancial Corp.......        24,720
                    749 Banner Corp..............        25,511
                  1,242 BOK Financial Corp.......        66,348
                143,128 Boston Private Financial
                        Holdings, Inc.#..........     3,845,849
                    850 Capital City Bank Group,
                        Inc......................        26,639
                    540 Capital Corp. of the West        12,938
                    800 Capitol Bancorp Ltd......        21,864
                    996 Cascade Bancorp..........        23,047
                    450 Cass Information Systems,
                        Inc......................        16,317
                  2,546 Cathay General Bancorp...        85,393
                  3,600 Centennial Bank Holdings,
                        Inc.*....................        30,492
                    800 Center Financial Corp....        13,536
                  1,776 Central Pacific Financial
                        Corp.....................        58,626
                  1,393 Chemical Financial Corp..        36,037
                  2,641 Chittenden Corp..........        92,303
                  4,199 Citizens Banking Corp....        76,842
                    751 City Bank................        23,664
                  1,118 City Holding Co..........        42,853
                  2,127 City National Corp.......       161,843
                    967 CoBiz, Inc...............        17,522
                 92,408 Colonial BancGroup, Inc..     2,307,428
                  1,007 Columbia Banking System,
                        Inc......................        29,455
                  3,564 Commerce Bancshares,
                        Inc......................       161,449
                    360 Community Bancorp,
                        Inc.*....................        10,073

                Shares                                 Value
                ------------------------------------------------
                 1,624 Community Bank System,
                       Inc........................ $      32,512
                 1,385 Community Banks, Inc.......        44,625
                   971 Community Trust Bancorp,
                       Inc........................        31,363
                 2,162 Corus Bankshares, Inc......        37,316
                 3,069 Cullen/Frost Bankers,
                       Inc........................       164,099
                 3,861 CVB Financial Corp.........        42,934
                 3,376 East-West Bancorp, Inc.....       131,259
                   621 Enterprise Financial
                       Services Corp..............        15,438
                   727 First Bancorp (North
                       Carolina)..................        13,617
                 3,962 First Bancorp (Puerto
                       Rico)......................        43,542
                 1,005 First Busey Corp...........        20,090
                 1,788 First Charter Corp.........        34,812
                   300 First Citizens BancShares,
                       Inc........................        58,320
                 4,118 First Commonwealth
                       Financial Corp.............        44,969
                76,532 First Community Bancorp,
                       Inc.#......................     4,378,396
                   622 First Community
                       Bancshares, Inc............        19,400
                 2,037 First Financial Bancorp....        30,535
                 1,300 First Financial Bankshares,
                       Inc........................        50,453
                   880 First Financial Corp.......        25,837
                 6,500 First Horizon National
                       Corp.......................       253,500
                   586 First Indiana Corp.........        12,962
                 1,219 First Merchants Corp.......        29,293
                28,828 First Midwest Bancorp,
                       Inc.#......................     1,023,682
                   387 First Regional Bancorp*....         9,845
                 1,379 First Republic Bank........        73,997

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                  481 First South Bancorp, Inc.... $      12,939
                1,200 First State Bancorp.........        25,548
                4,572 FirstMerit Corp.............        95,692
                3,622 FNB Corp.
                      (Pennsylvania)..............        60,632
                4,012 Fremont General Corp........        43,169
                2,407 Frontier Financial Corp.....        54,230
                8,749 Fulton Financial Corp.......       126,161
                2,755 Glacier Bancorp, Inc........        56,064
                  674 Great Southern Bancorp,
                      Inc.........................        18,232
                2,863 Greater Bay Bancorp.........        79,706
                  493 Greene County Bancshares,
                      Inc.........................        15,411
                1,262 Hancock Holding Co..........        47,388
                2,392 Hanmi Financial Corp........        40,808
                1,863 Harleysville National
                      Corp........................        30,032
                  900 Heartland Financial USA,
                      Inc.........................        21,870
                  605 Heritage Commerce Corp......        14,326
                  800 Home Bancshares, Inc........        18,040
                  625 IBERIA BANK Corp............        30,906
               22,501 Independent Bank Corp.
                      (Massachusetts)#............       664,680
                1,339 Independent Bank Corp.
                      (Michigan)..................        23,044
                  980 Integra Bank Corp...........        21,041
                2,895 International Bancshares
                      Corp........................        74,175
                3,433 Investors Financial Services
                      Corp........................       211,713
                1,138 Irwin Financial Corp........        17,036
                1,363 Lakeland Bancorp, Inc.......        18,128
                  800 Lakeland Financial Corp.....        17,016
                  728 Macatawa Bank Corp..........        11,577
                1,069 MainSource Financial
                      Group, Inc..................        17,949

               Shares                                  Value
               -------------------------------------------------
               65,522 MB Financial Corp.#......... $   2,276,234
                1,077 Midwest Banc Holdings,
                      Inc.........................        15,617
                1,200 Nara Bancorp, Inc...........        19,116
                2,725 National Penn Bancshares,
                      Inc.........................        45,453
               32,003 NBT Bancorp, Inc.#..........       721,988
                3,798 Old National Bancorp........        63,085
                  660 Old Second Bancorp, Inc.....        19,246
                  882 Omega Financial Corp........        23,717
                1,065 Oriental Financial Group....        11,619
                2,241 Pacific Capital Bancorp.....        60,462
                  646 Park National Corp..........        54,774
               11,277 People's United Financial,
                      Inc.........................       199,941
                  640 Peoples Bancorp, Inc........        17,325
               52,405 Pinnacle Financial Partners,
                      Inc.#*......................     1,538,611
               14,500 Popular, Inc................       233,015
                  450 Preferred Bank (Los
                      Angeles)....................        18,000
                1,100 PrivateBancorp, Inc.........        31,680
                2,026 Prosperity Bancshares,
                      Inc.........................        66,372
               52,891 Provident Bankshares
                      Corp.#......................     1,733,767
                  975 Renasant Corp...............        22,172
                  628 Republic Bancorp, Inc.
                      (Kentucky)..................        10,419
                  279 Royal Bancshares of
                      Pennsylvania................         5,499
                1,176 S&T Bancorp, Inc............        38,690
                  887 Sandy Spring Bancorp,
                      Inc.........................        27,887
                  427 Santander BanCorp...........         6,345
                  633 SCBT Financial Corp.........        23,041
                  991 Seacoast Banking Corp. of
                      Florida.....................        21,554

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                   906 Security Bank Corp........ $      18,211
                   283 Sierra Bancorp............         7,981
                 1,773 Signature Bank*...........        60,459
                   957 Simmons First National
                       Corp......................        26,404
                 6,086 Sky Financial Group, Inc..       169,556
                 4,134 South Financial Group,
                       Inc.......................        93,594
                   636 Southside Bancshares,
                       Inc.......................        13,820
                 1,000 Southwest Bancorp, Inc....        24,040
                 1,203 Sterling Bancorp..........        19,284
                 4,081 Sterling Bancshares, Inc..        46,156
                 1,352 Sterling Financial Corp...        14,223
                   670 Suffolk Bancorp...........        21,386
                 1,161 Sun Bancorp, Inc.*........        19,591
                 2,200 Superior Bancorp*.........        22,506
                 2,841 Susquehanna Bancshares,
                       Inc.......................        63,553
                 1,684 SVB Financial Group*......        89,437
                   598 SY Bancorp, Inc...........        14,208
                   300 Taylor Capital Group, Inc.         8,259
                 6,678 TCF Financial Corp........       185,648
                 1,410 Texas Capital Bancshares,
                       Inc.*.....................        31,514
                   425 The Bancorp, Inc.*........         9,503
                   368 Tompkins Trustco, Inc.....        13,763
                 1,000 Trico Bancshares..........        22,360
                 4,298 Trustco Bank Corp.........        42,464
                 2,893 Trustmark Corp............        74,813
                 4,922 UCBH Holdings, Inc........        89,925
                 1,682 UMB Financial Corp........        62,015
                 3,328 Umpqua Holdings Corp......        78,241
                   783 Union Bankshares Corp.....        18,166
                 2,085 United Bankshares, Inc....        66,303
                 2,100 United Community Banks,
                       Inc.......................        54,369

                Shares                                 Value
                ------------------------------------------------
                   500 United Security Bancshares/
                       CA......................... $      10,190
                   840 Univest Corp. of
                       Pennsylvania...............        18,917
                   487 USB Holding Co., Inc.......         9,282
                 6,193 Valley National Bancorp....       139,287
                   786 Virginia Commerce Bancorp,
                       Inc.#*.....................        13,290
                 6,534 W Holding Co., Inc.........        17,250
                   495 Washington Trust Bancorp,
                       Inc........................        12,479
                 2,880 Webster Financial Corp.....       122,890
                 1,250 WesBanco, Inc..............        36,875
                 1,013 West Coast Bancorp.........        30,785
                 1,503 Westamerica Bancorp........        66,493
                   800 Western Alliance
                       Bancorp*...................        23,880
                 3,653 Whitney Holding Corp.......       109,955
                 3,499 Wilmington Trust Corp......       145,243
                   652 Wilshire Bancorp, Inc......         7,941
                22,209 Wintrust Financial
                       Corp.#.....................       973,865
                   597 Yardville National
                       Bancorp....................        20,388
                                                   -------------
                                                      28,948,172
                                                   -------------
                BIOTECHNOLOGY -- 0.6%
                   800 Acorda Therapeutics,
                       Inc.*......................        13,648
                   500 Advanced Magnetics,
                       Inc.*......................        29,080
                 3,901 Affymetrix, Inc.*..........        97,096
                 1,938 Alexion Pharmaceuticals,
                       Inc.*......................        87,326
                 2,300 American Oriental
                       Bioengineering, Inc.*......        20,470
                 4,342 Applera Corp. -- Celera
                       Genomics Group*............        53,841

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                 3,800 Arena Pharmaceuticals,
                       Inc.*..................... $      41,762
                 3,113 Ariad Pharmaceuticals,
                       Inc.*.....................        17,090
                 1,032 Bio-Rad Laboratories,
                       Inc.*.....................        77,988
                 1,676 Cambrex Corp..............        22,241
                 2,405 Cell Genesys, Inc.*.......         8,057
                 3,516 Charles River Laboratories
                       International, Inc.*......       181,496
                   800 CryoLife, Inc.*...........        10,408
                 1,800 Cytokinetics, Inc.*.......        10,170
                 1,134 Digene Corp.*.............        68,097
                 3,361 Encysive Pharmaceuticals,
                       Inc.*.....................         5,983
                 1,604 Enzo Biochem, Inc.*.......        23,980
                 2,704 Enzon Pharmaceuticals,
                       Inc.*.....................        21,226
                 4,925 Exelixis, Inc.*...........        59,592
                   900 Genomic Health, Inc.*.....        16,920
                 3,503 Geron Corp.*..............        24,661
                   483 GTx, Inc.*................         7,820
                 2,900 Halozyme Therapeutics,
                       Inc.*.....................        26,767
                 7,100 Human Genome Sciences,
                       Inc.*.....................        63,332
                 2,725 Illumina, Inc.*...........       110,608
                 5,463 Incyte Corp.*.............        32,778
                   985 Integra LifeSciences
                       Holdings Corp.*...........        48,679
                 1,659 InterMune, Inc.*..........        43,034
                 2,433 Invitrogen Corp.*.........       179,434
                 2,869 Keryx Biopharmaceuticals,
                       Inc.*.....................        28,030
                 1,984 Lifecell Corp.*...........        60,591
                 1,980 Martek Biosciences
                       Corp.*....................        51,421
                 1,458 Maxygen, Inc.*............        12,495

                Shares                                 Value
                ------------------------------------------------
                   900 Medivation, Inc............ $      18,387
                16,300 Millennium
                       Pharmaceuticals, Inc.*.....       172,291
                 2,787 Millipore Corp.*...........       209,276
                 1,400 Momenta Pharmaceuticals,
                       Inc.*......................        14,112
                 2,337 Myriad Genetics, Inc.*.....        86,913
                 5,234 Nektar Therapeutics*.......        49,671
                   600 Omrix Biopharmaceuticals,
                       Inc.*......................        18,876
                 5,916 PDL BioPharma, Inc.*.......       137,843
                 1,400 Protalix BioTherapeutics,
                       Inc.*......................        37,786
                 1,100 Regeneration Technologies,
                       Inc.*......................        12,375
                 2,934 Regeneron Pharmaceuticals,
                       Inc.*......................        52,577
                 2,720 Savient Pharmaceuticals,
                       Inc.*......................        33,782
                 1,700 Seattle Genetics, Inc.*....        16,677
                 2,637 SuperGen, Inc.*............        14,662
                 3,085 Telik, Inc.*...............        10,427
                 6,690 Vertex Pharmaceuticals,
                       Inc.*......................       191,066
                 5,500 XOMA Ltd.*.................        16,720
                                                   -------------
                                                       2,649,562
                                                   -------------
                BUILDING & CONSTRUCTION -- 2.9%
                   527 Aaon, Inc..................        16,785
                94,200 Aecom Technology Corp.*....     2,337,102
                   100 AMREP Corp.................         4,755
                 1,504 Apogee Enterprises, Inc....        41,841
                   900 Armstrong World Industries,
                       Inc.*......................        45,135
                42,927 Beazer Homes USA, Inc.#....     1,059,009
                   763 Brookfield Homes Corp......        22,196
                   900 Builders FirstSource,
                       Inc.*......................        14,454

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                 4,311 Champion Enterprises,
                       Inc.*..................... $      42,377
                 2,459 Comfort Systems USA,
                       Inc.......................        34,869
                 1,120 Drew Industries, Inc.*....        37,117
                 2,343 Dycom Industries, Inc.*...        70,243
                 2,393 Eagle Materials, Inc......       117,377
                 1,696 EMCOR Group, Inc.*........       123,638
                 1,400 ENGlobal Corp.*...........        17,010
                 3,478 Fleetwood Enterprises,
                       Inc.*.....................        31,476
                 2,416 Florida Rock Industries,
                       Inc.......................       163,080
                 1,434 Genlyte Group, Inc.*......       112,626
                 1,500 Goodman Global, Inc.*.....        33,330
                 1,912 Granite Construction, Inc.       122,712
                 2,400 Home Solutions of America,
                       Inc.*.....................        14,352
                 1,762 Hovnanian Enterprises,
                       Inc.*.....................        29,126
                 2,000 Infrasource Services,
                       Inc.*.....................        74,200
                24,236 Insituform Technologies,
                       Inc.#*....................       528,587
                 1,600 Interline Brands, Inc.*...        41,728
                 6,208 Jacobs Engineering Group,
                       Inc.*.....................       357,022
                 4,000 KB Home...................       157,480
                 9,100 KBR, Inc.*................       238,693
                   718 Layne Christensen Co.*....        29,402
                 3,206 Lennox International, Inc.       109,741
                 1,194 LSI Industries, Inc.......        21,373
                   686 M/I Homes, Inc............        18,248
                 2,172 Martin Marietta Materials,
                       Inc.......................       351,907
                32,336 MDC Holdings, Inc.#.......     1,563,769
                 1,272 Meritage Homes Corp.*.....        34,026
                 1,757 Monaco Coach Corp.........        25,213

                Shares                                 Value
                ------------------------------------------------
                  1,165 NCI Building Systems,
                        Inc.*..................... $      57,469
                    245 NVR, Inc.*................       166,539
                  5,700 Owens Corning, Inc.*......       191,691
                    380 Palm Harbor Homes,
                        Inc.*.....................         5,377
                  1,300 Perini Corp.*.............        79,989
                  1,000 PGT, Inc.*................        10,930
                  2,046 Ryland Group, Inc.........        76,459
                  4,184 Shaw Group, Inc.*.........       193,677
                  1,982 Simpson Manufacturing Co.,
                        Inc.......................        66,873
                    288 Skyline Corp..............         8,643
                  3,822 Standard-Pacific Corp.....        67,000
                 16,321 Texas Industries, Inc.#...     1,279,730
                 18,123 Thor Industries, Inc.#....       818,072
                  6,500 Toll Brothers, Inc.*......       162,370
                    547 Trex Co., Inc.*...........        10,738
                  2,100 U.S. Concrete, Inc.*......        18,249
                    909 Universal Forest Products,
                        Inc.......................        38,414
                  2,667 URS Corp.*................       129,483
                  4,126 USG Corp.*................       202,339
                  1,600 Washington Group
                        International, Inc.*......       128,016
                 35,156 WCI Communities, Inc.#*...       586,402
                 44,200 Williams Scotsman
                        International, Inc.#*.....     1,052,402
                  1,718 Winnebago Industries......        50,715
                                                   -------------
                                                      13,443,576
                                                   -------------
                BUSINESS SERVICES & SUPPLIES -- 0.8%
                  1,156 Administaff, Inc..........        38,714
                  7,100 Broadridge Financial
                        Solutions, Inc............       135,752
                    838 CDI Corp..................        26,984
                157,800 Cross Country Healthcare,
                        Inc.#*....................     2,632,104

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                  1,476 Gevity HR, Inc........... $      28,531
                    950 Heidrick & Struggles
                        International, Inc.*.....        48,678
                  3,244 Herman Miller, Inc.......       102,510
                  4,859 Hewitt Associates, Inc.*.       155,488
                  2,400 HNI Corp.................        98,400
                  1,262 Hudson Highland Group,
                        Inc.*....................        26,994
                  5,996 IKON Office Solutions,
                        Inc......................        93,598
                  2,484 Interface, Inc...........        46,848
                  1,136 Kelly Services, Inc......        31,195
                  1,610 Kforce, Inc.*............        25,728
                  2,400 Knoll, Inc...............        53,760
                  2,230 Korn/Ferry International*        58,560
                  2,529 Labor Ready, Inc.*.......        58,445
                  5,866 MPS Group, Inc.*.........        78,428
                  2,698 Resources Connection,
                        Inc.*....................        89,520
                  2,851 Spherion Corp.*..........        26,771
                  4,536 Steelcase, Inc...........        83,916
                                                  -------------
                                                      3,940,924
                                                  -------------
                 CHEMICALS -- 2.3%
                  3,790 Airgas, Inc..............       181,541
                 45,006 Albemarle Corp...........     1,734,081
                  1,021 American Vanguard Corp...        14,621
                  1,280 Arch Chemicals, Inc......        44,979
                  2,900 Ashland, Inc.............       185,455
                    708 Balchem Corp.............        12,864
                  3,266 Cabot Corp...............       155,723
                  1,463 Cabot Microelectronics
                        Corp.*...................        51,922
                  7,000 Celanese Corp............       271,460
                  2,800 CF Industries Holdings,
                        Inc......................       167,692
                 12,101 Chemtura Corp............       134,442
                 25,025 Cytec Industries, Inc....     1,595,844

                 Shares                              Value
                 ---------------------------------------------
                  4,400 Eastman Chemical Co..... $     283,052
                  2,530 Ferro Corp..............        63,073
                 17,347 FMC Corp................     1,550,648
                  2,017 Georgia Gulf Corp.......        36,528
                  3,160 HB Fuller Co............        94,452
                  6,469 Hercules, Inc.*.........       127,116
                  4,600 Huntsman Corp...........       111,826
                    800 Innophos Holdings, Inc..        11,440
                    641 Innospec, Inc...........        37,954
                  4,658 International Flavors &
                        Fragrances, Inc.........       242,868
                    272 Kronos Worldwide, Inc...         6,868
                  3,566 Lubrizol Corp...........       230,185
                    500 Metabolix, Inc.*........        12,515
                    952 Minerals Technologies,
                        Inc.....................        63,736
                    900 NewMarket Corp..........        43,533
                    521 NL Industries...........         5,221
                  4,098 Olin Corp...............        86,058
                  1,634 OM Group, Inc.*.........        86,471
                    500 Pioneer Cos., Inc.*.....        17,185
                  5,352 PolyOne Corp.*..........        38,481
                  1,700 Rockwood Holdings, Inc.*        62,135
                  6,207 RPM International, Inc..       143,444
                  1,388 Schulman A, Inc.........        33,770
                  2,707 Sensient Technologies
                        Corp....................        68,731
                  6,900 Sigma-Aldrich Corp......       294,423
                 17,895 Spartech Corp...........       475,112
                    273 Stepan Co...............         8,267
                  1,978 Symyx Technologies*.....        22,767
                  4,663 Terra Industries, Inc.*.       118,534
                  2,500 Tronox, Inc. Class B....        35,125
                  2,500 UAP Holding Corp........        75,350
                    248 Valhi, Inc..............         4,042
                 44,660 Valspar Corp............     1,268,791
                    700 Westlake Chemical Corp..        19,684

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                 3,868 WR Grace & Co.*........... $      94,727
                   800 Zoltek Companies, Inc.*...        33,224
                                                  -------------
                                                     10,457,960
                                                  -------------
                COMMERCIAL SERVICES -- 6.3%
                 2,630 Aaron Rents, Inc..........        76,796
                 2,337 ABM Industries, Inc.......        60,318
                 3,200 Advance America Cash
                       Advance Centers, Inc......        56,768
                81,700 Advisory Board Co.#*......     4,539,252
                 1,722 Albany Molecular Research,
                       Inc.*.....................        25,572
                 4,158 Alliance Data Systems
                       Corp.*....................       321,330
                 1,634 Arbitron, Inc.............        84,200
                 5,200 Avis Budget Group, Inc.*..       147,836
                   600 Bankrate, Inc.*...........        28,752
                   500 Barrett Business Services,
                       Inc.......................        12,915
                10,076 BearingPoint, Inc.*.......        73,656
                 1,543 Bowne & Co., Inc..........        30,104
                 4,900 Career Education Corp.*...       165,473
                 2,417 Cbiz, Inc.*...............        17,765
                 3,100 Cenveo, Inc.*.............        71,889
                 1,408 Chemed Corp...............        93,336
                84,000 ChoicePoint, Inc.#*.......     3,565,800
                   800 Clayton Holdings, Inc.*...         9,112
                 1,800 Coinmach Service Corp.
                       Class A...................        23,814
                 1,512 Coinstar, Inc.*...........        47,598
                   900 Compass Diversified
                       Trust.....................        16,047
                   618 Consolidated Graphics,
                       Inc.*.....................        42,815
                 7,024 Convergys Corp.*..........       170,262
                   800 Cornell Cos., Inc.*.......        19,648
                 2,063 Corporate Executive Board
                       Co........................       133,909

                Shares                                 Value
                ------------------------------------------------
                  3,142 Corrections Corp. of
                        America*.................. $     198,292
                    996 CoStar Group, Inc.*.......        52,669
                    200 CPI Corp..................        13,900
                    699 CRA International, Inc.*..        33,692
                    500 Dawson Geophysical Co.*...        30,730
                  2,903 Deluxe Corp...............       117,891
                  1,617 Diamond Management &
                        Technology Consultants,
                        Inc.......................        21,344
                    700 Dollar Financial Corp.*...        19,950
                  1,428 Dollar Thrifty Automotive
                        Group*....................        58,320
                  1,600 DynCorp International,
                        Inc.*.....................        35,184
                  1,323 Electro Rent Corp.........        19,236
                    400 Emergency Medical Services
                        Corp. Class A*............        15,652
                    900 Enersys*..................        16,470
                  7,599 Equifax, Inc..............       337,543
                  2,213 Euronet Worldwide, Inc.*..        64,531
                    500 Exlservice Holdings, Inc.*         9,370
                    674 Exponent, Inc.*...........        15,077
                    570 First Advantage Corp.*....        13,116
                    796 Forrester Research, Inc.*.        22,391
                100,644 FTI Consulting, Inc.#*....     3,827,491
                 95,958 Gartner, Inc.#*...........     2,359,607
                  2,454 Geo Group, Inc.*..........        71,411
                  2,000 Global Cash Access, Inc.*.        32,040
                    800 H&E Equipment Services,
                        Inc.*.....................        22,192
                 97,525 Healthcare Services
                        Group#....................     2,876,988
                  1,000 Heartland Payment
                        Systems, Inc..............        29,330
                    900 HMS Holdings Corp.*.......        17,226
                  1,000 Huron Consulting Group,
                        Inc.*.....................        73,010

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                   500 ICT Group, Inc.*........... $       9,355
                 1,942 Interactive Data Corp......        52,007
                 9,206 Iron Mountain, Inc.*.......       240,553
                 1,800 Jackson Hewitt Tax Service,
                       Inc........................        50,598
                   800 Kendle International,
                       Inc.*......................        29,416
                 1,000 Kenexa Corp.*..............        37,710
                   590 Landauer, Inc..............        29,058
                 1,598 LECG Corp.*................        24,146
                 3,700 Live Nation, Inc.*.........        82,806
                 2,127 Magellan Health Services,
                       Inc.*......................        98,842
                 1,096 MAXIMUS, Inc...............        47,545
                 1,122 McGrath Rentcorp...........        37,800
                   995 Midas, Inc.*...............        22,557
                   600 Monro Muffler, Inc.........        22,470
                   500 Morningstar, Inc.*.........        23,513
                 2,349 Navigant Consulting,
                       Inc.*......................        43,597
                 2,000 Net 1 UEPS Technologies,
                       Inc.*......................        48,300
                 1,700 On Assignment, Inc.*.......        18,224
                 1,564 Parexel International
                       Corp.*.....................        65,782
                 1,200 PeopleSupport, Inc.*.......        13,620
                 5,230 Pharmaceutical Product
                       Development, Inc...........       200,152
                   896 Pharmanet Development
                       Group, Inc.*...............        28,564
                 3,000 PHH Corp.*.................        93,630
                   420 Pre-Paid Legal Services,
                       Inc.*......................        27,010
                 1,300 Premier Exhibitions, Inc.*.        20,488
                   720 Providence Service Corp.*..        19,238
                 6,017 Quanta Services, Inc.*.....       184,541
                 3,528 Rent-A-Center, Inc.*.......        92,539
                 1,755 Rollins, Inc...............        39,961

               Shares                                  Value
               -------------------------------------------------
                   800 RSC Holdings, Inc.*........ $      16,000
                 5,100 SAIC, Inc.*................        92,157
                 1,582 Senomyx, Inc.*.............        21,357
               150,051 Service Corp.
                       International..............     1,917,652
                15,210 ServiceMaster Co...........       235,147
                 3,354 Sotheby's Holdings.........       154,351
                 2,152 Source Interlink Companies,
                       Inc.*......................        10,717
                   400 Standard Parking Corp.*....        14,052
                   800 Steiner Leisure Ltd.*......        39,296
                 4,795 Stewart Enterprises, Inc...        37,353
                   400 Team, Inc.*................        17,988
                 1,730 TeleTech Holdings, Inc.*...        56,190
                 1,481 TNS, Inc...................        21,341
                 4,171 United Rentals, Inc.*......       135,724
                 2,719 Valassis Communications,
                       Inc.*......................        46,740
                   500 Vertrue, Inc.*.............        24,390
                 1,078 Viad Corp..................        45,459
                 2,100 VistaPrint Ltd.*...........        80,325
                   544 Volt Information Sciences,
                       Inc.*......................        10,031
                 5,300 Waters Corp.*..............       314,608
                 2,368 Watson Wyatt & Co.
                       Holdings...................       119,537
                 1,750 Weight Watchers
                       International, Inc.........        88,970
               109,000 Wright Express Corp.#*.....     3,735,430
                                                   -------------
                                                      29,178,457
                                                   -------------
               COMPUTERS & INFORMATION -- 1.6%
                   945 3D Systems Corp.*..........        23,502
                 1,544 Agilysys, Inc..............        34,740
                   798 Ansoft Corp.*..............        23,533
                 6,521 BISYS Group, Inc.*.........        77,143
               117,869 Brocade Communications
                       Systems, Inc.*.............       921,736

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                  1,725 CACI International, Inc.* $      84,266
                  7,357 Ceridian Corp.*..........       257,495
                  3,140 Ciber, Inc.*.............        25,685
                  1,080 COMSYS IT Partners,
                        Inc.*....................        24,635
                  1,722 Covansys Corp.*..........        58,427
                  3,433 Diebold, Inc.............       179,203
                  2,800 DST Systems, Inc.*.......       221,788
                  1,650 Echelon Corp.*...........        25,790
                  2,768 Electronics for Imaging*.        78,113
                  2,209 Factset Research Systems,
                        Inc......................       150,985
                 18,828 Gateway, Inc.*...........        29,937
                  1,338 Hutchinson Technology,
                        Inc.*....................        25,168
                  1,200 iGate Corp.*.............         9,624
                  1,400 IHS, Inc.*...............        64,400
                  1,930 Imation Corp.............        71,140
                  1,000 Immersion Corp.*.........        14,980
                    508 Integral Systems, Inc....        12,349
                  2,279 InterVoice, Inc.*........        18,984
                  3,906 Jack Henry & Associates,
                        Inc......................       100,580
                  1,748 Komag, Inc.*.............        55,744
                  4,900 Lexmark International,
                        Inc.*....................       241,619
                  1,500 Magma Design Automation,
                        Inc.*....................        21,060
                  1,552 Manhattan Associates,
                        Inc.*....................        43,316
                  4,425 Mentor Graphics Corp.*...        58,277
                    871 Mercury Computer Systems,
                        Inc.*....................        10,626
                  1,988 Micros Systems, Inc.*....       108,147
                    853 MTS Systems Corp.........        38,104
                  3,057 National Instruments
                        Corp.....................        99,566
                  1,900 Ness Technologies, Inc.*.        24,719

                Shares                                 Value
                ------------------------------------------------
                 5,368 Palm, Inc.*................ $      85,942
                 4,855 Perot Systems Corp.*.......        82,729
                 9,762 Quantum Corp.*.............        30,946
                 1,600 Rackable Systems, Inc.*....        19,776
                 1,588 Radiant Systems, Inc.*.....        21,025
                 1,321 Radisys Corp.*.............        16,380
                   400 Rimage Corp.*..............        12,636
                   700 Riverbed Technology,
                       Inc.*......................        30,674
                   598 SI International, Inc.*....        19,746
                 1,200 Sigma Designs, Inc.*.......        31,308
                 5,492 Silicon Storage Technology,
                       Inc.*......................        20,485
                 2,300 Smart Modular
                       Technologies, Inc.*........        31,648
                 2,258 SRA International, Inc.*...        57,037
                   542 Stratasys, Inc.*...........        25,463
                72,417 SYKES Enterprises, Inc.*...     1,375,199
                 1,380 Synaptics, Inc.*...........        49,390
                65,825 Synopsys, Inc.*............     1,739,755
                   413 Syntel, Inc................        12,551
                 2,392 Tyler Technologies, Inc.*..        29,685
                17,600 Unisys Corp.*..............       160,864
                11,477 Western Digital Corp.*.....       222,080
                                                   -------------
                                                       7,310,700
                                                   -------------
                CONTAINERS & PACKAGING -- 0.9%
                   300 AEP Industries, Inc.*......        13,503
                 5,354 Ball Corp..................       284,672
                 5,394 Bemis Co...................       178,973
                 1,088 Chesapeake Corp............        13,676
                82,769 Crown Holdings, Inc.*......     2,066,742
                 3,649 Graphic Packaging Corp.*...        17,661
                 1,818 Greif, Inc.................       108,371
                 2,034 Mobile Mini, Inc.*.........        59,393
                 8,031 Owens-Illinois, Inc.*......       281,085
                 4,731 Packaging Corp. of
                       America....................       119,742

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                 6,753 Pactiv Corp.*............. $     215,353
                 8,400 Sealed Air Corp...........       260,568
                 1,266 Silgan Holdings, Inc......        69,984
                13,100 Smurfit-Stone Container
                       Corp.*....................       174,361
                 5,155 Sonoco Products Co........       220,686
                                                  -------------
                                                      4,084,770
                                                  -------------
                COSMETICS & PERSONAL CARE -- 0.1%
                 4,400 Alberto-Culver Co.........       104,368
                 1,900 Bare Escentuals, Inc.*....        64,885
                   903 Chattem, Inc.*............        57,232
                 1,635 Elizabeth Arden, Inc.*....        39,665
                   247 Inter Parfums, Inc........         6,575
                 8,317 Revlon, Inc.*.............        11,395
                                                  -------------
                                                        284,120
                                                  -------------
                DISTRIBUTION & WHOLESALE -- 1.2%
                 2,550 Beacon Roofing Supply,
                       Inc.*.....................        43,324
                75,026 Bell Microproducts, Inc.#*       489,169
                   700 BlueLinx Holdings, Inc....         7,343
                 2,776 Brightpoint, Inc.*........        38,281
                 1,708 Building Material Holding
                       Corp......................        24,237
                 3,000 CDW Corp.*................       254,910
                 1,770 Central European
                       Distribution Corp.*.......        61,277
                   600 Core-Mark Holding Co.,
                       Inc.*.....................        21,588
                   700 Houston Wire & Cable
                       Co.*......................        19,887
                 7,362 Ingram Micro, Inc.*.......       159,829
                 2,618 LKQ Corp.*................        64,560
                   400 MWI Veterinary Supply,
                       Inc.*.....................        15,956
                 1,065 Nuco2, Inc.*..............        27,339
                44,589 Owens & Minor, Inc.#......     1,557,940

                 Shares                               Value
                 ----------------------------------------------
                  2,538 Pool Corp................ $      99,058
                  1,408 Scansource, Inc.*........        45,042
                  2,765 Tech Data Corp.*.........       106,342
                 22,926 Triad Guaranty, Inc.#*...       915,435
                 24,807 United Stationers, Inc.*.     1,653,138
                  1,137 Watsco, Inc..............        61,853
                  2,268 WESCO International,
                        Inc.*....................       137,101
                                                  -------------
                                                      5,803,609
                                                  -------------
                 DIVERSIFIED FINANCIAL SERVICES -- 2.2%
                  1,146 Accredited Home Lenders
                        Holding Co.*.............        15,666
                  1,736 Advanta Corp. Class B....        54,043
                  1,571 Affiliated Managers
                        Group*...................       202,282
                  4,000 AG Edwards, Inc..........       338,200
                  7,730 Allied Capital Corp......       239,321
                  6,098 AmeriCredit Corp.*.......       161,902
                  4,990 Apollo Investment Corp...       107,385
                  4,137 Ares Capital Corp........        69,708
                  1,089 Asset Acceptance Capital
                        Corp.*...................        19,275
                    684 Asta Funding, Inc........        26,286
                  1,400 Calamos Asset Management,
                        Inc. Class A.............        35,770
                    100 Capital Southwest Corp...        15,579
                  6,427 CapitalSource, Inc.......       158,040
                  3,063 Centerline Holding Co....        55,134
                    700 Cohen & Steers, Inc......        30,415
                  1,267 CompuCredit Corp.*.......        44,370
                    583 Credit Acceptance Corp.*.        15,642
                  5,726 Eaton Vance Corp.........       252,975
                  1,654 eSpeed, Inc.*............        14,291
                 67,300 Evercore Partners, Inc.
                        Class A#.................     2,003,521
                    200 FCStone Group, Inc.*.....        11,462

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                   706 Federal Agricultural
                       Mortgage Corp. Class C.... $      24,159
                 4,481 Federated Investors, Inc.
                       Class B...................       171,757
                 1,690 Financial Federal Corp....        50,396
                 3,117 First Marblehead Corp.....       120,441
                 2,700 Freedom Acquisition
                       Holdings, Inc.*...........        29,727
                 9,019 Friedman Billings Ramsey
                       Group, Inc................        49,244
                   268 GAMCO Investors, Inc......        15,021
                   700 GFI Group, Inc.*..........        50,736
                   500 Gladstone Capital Corp....        10,730
                 1,000 Greenhill & Co., Inc......        68,710
                   800 Hercules Technology Growth
                       Capital, Inc..............        10,808
                 3,922 IndyMac Bancorp, Inc......       114,405
                 1,900 Interactive Brokers Group,
                       Inc.*.....................        51,547
                 1,993 International Securities
                       Exchange, Inc.............       130,243
                 2,157 Investment Technology
                       Group, Inc.*..............        93,463
                 9,684 Janus Capital Group, Inc..       269,603
                 6,352 Jefferies Group, Inc......       171,377
                 1,400 KBW, Inc.*................        41,132
                 5,098 Knight Capital Group,
                       Inc.*.....................        84,627
                 1,000 Kohlberg Capital Corp.....        18,550
                 3,084 LaBranche & Co., Inc.*....        22,760
                 2,600 Lazard Ltd. Class A.......       117,078
                 1,600 MarketAxess Holdings,
                       Inc.*.....................        28,784
                 2,969 MCG Capital Corp..........        47,563
                 4,212 MoneyGram International,
                       Inc.......................       117,725
                 1,100 MVC Capital, Inc..........        20,691
                 5,500 Nasdaq Stock Market,
                       Inc.*.....................       163,405

                Shares                                 Value
                ------------------------------------------------
                 2,104 National Financial Partners
                       Corp....................... $      97,436
                 1,037 Nelnet, Inc................        25,344
                 1,800 NexCen Brands, Inc.*.......        20,052
                 1,066 NGP Capital Resources
                       Co.........................        17,823
                 4,148 Nuveen Investments, Inc....       257,798
                 2,268 Ocwen Financial Corp.*.....        30,232
                 2,100 optionsXpress Holdings,
                       Inc........................        53,886
                89,900 Penson Worldwide, Inc.#*...     2,205,247
                 1,128 Piper Jaffray Cos.*........        62,863
                   900 Portfolio Recovery
                       Associates, Inc............        54,018
                   800 Prospect Capital Corp......        13,976
                 5,184 Raymond James Financial,
                       Inc........................       160,186
                   484 Sanders Morris Harris
                       Group, Inc.................         5,634
                   890 Stifel Financial Corp.*....        52,412
                   242 Student Loan Corp..........        49,344
                 1,239 SWS Group, Inc.............        26,787
                 1,123 Technology Investment
                       Capital Corp...............        17,732
                   500 Thomas Weisel Partners
                       Group, Inc.*...............         8,325
                 4,256 Waddell & Reed Financial,
                       Inc........................       110,699
                38,578 Walter Industries, Inc.#...     1,117,219
                   852 World Acceptance Corp.*....        36,406
                                                   -------------
                                                      10,389,368
                                                   -------------
                DIVERSIFIED OPERATIONS -- 0.0%
                 2,300 Information Services Group,
                       Inc.*......................        17,595
                 1,400 Star Maritime Acquisition
                       Corp.*.....................        17,164
                                                   -------------
                                                          34,759
                                                   -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                EDUCATION -- 0.2%
                 1,582 Bright Horizons Family
                       Solutions, Inc.*........... $      61,555
                   500 Capella Education Co.*.....        23,015
                 5,034 Corinthian Colleges, Inc.*.        82,004
                 3,293 DeVry, Inc.................       112,028
                 2,113 ITT Educational Services,
                       Inc.*......................       248,024
                 2,239 Laureate Education, Inc.*..       138,057
                   751 Strayer Education, Inc.....        98,914
                 1,405 Universal Technical
                       Institute, Inc.*...........        35,673
                                                   -------------
                                                         799,270
                                                   -------------
                ELECTRICAL EQUIPMENT -- 0.5%
                 2,196 Advanced Energy Industries,
                       Inc.*......................        49,761
                 1,429 Allete, Inc................        67,234
                 1,541 American Superconductor
                       Corp.*.....................        29,757
                 5,539 Ametek, Inc................       219,788
                 2,420 Belden CDT, Inc............       133,947
                   500 Color Kinetics, Inc.*......        16,705
                 1,373 Encore Wire Corp...........        40,421
                 2,952 Energizer Holdings, Inc.*..       294,019
                 2,309 Energy Conversion Devices,
                       Inc.*......................        71,163
                 2,695 General Cable Corp.*.......       204,146
                 5,358 GrafTech International
                       Ltd.*......................        90,229
                 3,123 Hubbell, Inc. Class B......       169,329
                35,700 Insteel Industries, Inc.#..       642,600
                   900 Lamson & Sessions Co.*.....        23,913
                 1,350 Littelfuse, Inc.*..........        45,589
                 1,385 Medis Technologies Ltd.*...        20,346
                   285 Powell Industries, Inc.*...         9,052
                 4,436 Power-One, Inc.*...........        17,655
                 1,400 Raser Technologies, Inc.*..        10,346

              Shares                                     Value
              ----------------------------------------------------
                1,060 Superior Essex, Inc.*......... $      39,591
                1,073 Universal Display Corp.*......        16,857
                1,150 Vicor Corp....................        15,215
                1,364 Wilson Greatbatch
                      Technologies, Inc.*...........        44,194
                                                     -------------
                                                         2,271,857
                                                     -------------
              ELECTRONICS -- 5.2%
                  500 American Science &
                      Engineering, Inc.*............        28,425
                  752 Analogic Corp.................        55,280
                6,494 Arrow Electronics, Inc.*......       249,564
                7,839 Avnet, Inc.*..................       310,738
                2,900 AVX Corp......................        48,546
                  814 Badger Meter, Inc.............        23,004
                  648 Bel Fuse, Inc. Class B........        22,051
                3,880 Benchmark Electronics,
                      Inc.*.........................        87,766
                2,684 Brady Corp....................        99,684
               52,220 Checkpoint Systems, Inc.*.....     1,318,555
                2,600 Cogent, Inc.*.................        38,194
              112,997 Coherent, Inc.#*..............     3,447,538
                2,178 CTS Corp......................        27,573
                1,040 Cubic Corp....................        31,387
                1,805 Cymer, Inc.*..................        72,561
                1,424 Daktronics, Inc...............        30,588
                  962 Dionex Corp.*.................        68,292
                2,100 Dolby Laboratories, Inc.*.....        74,361
                  700 Eagle Test Systems, Inc.*.....        11,242
                1,840 Electro Scientific Industries,
                      Inc.*.........................        38,272
                  554 Excel Technology, Inc.*.......        15,479
                  600 Faro Technologies, Inc.*......        19,116
                1,438 FEI Co.*......................        46,677
                3,364 Flir Systems, Inc.*...........       155,585
              171,234 Gentex Corp...................     3,371,597
               98,162 II-VI, Inc.#*.................     2,667,062

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                  1,700 Ionatron, Inc.*........... $       6,630
                 43,170 Itron, Inc.#*.............     3,364,670
                  9,500 Jabil Circuit, Inc........       209,665
                 63,100 Keithley Instruments,
                        Inc.......................       791,905
                  4,940 Kemet Corp.*..............        34,827
                  3,455 L-1 Identity Solutions,
                        Inc.*.....................        70,655
                  1,025 LoJack Corp.*.............        22,847
                    795 Measurement Specialties,
                        Inc.*.....................        18,826
                  2,280 Methode Electronics, Inc..        35,682
                  1,968 Mettler Toledo
                        International, Inc.*......       187,964
                    500 Multi-Fineline Electronix,
                        Inc.*.....................         8,580
                    979 OSI Systems, Inc.*........        26,776
                    200 OYO Geospace Corp.*.......        14,838
                  1,102 Park Electrochemical
                        Corp......................        31,054
                  6,050 PerkinElmer, Inc..........       157,663
                  2,672 Plexus Corp.#*............        61,429
                    837 Rofin-Sinar Technologies,
                        Inc.*.....................        57,753
                 62,729 Rogers Corp.#*............     2,320,973
                 26,200 Sanmina-SCI Corp.*........        82,006
                 46,000 Solectron Corp.*..........       169,280
                  1,571 Sonic Solutions, Inc.*....        19,810
                  3,210 Taser International, Inc.*        44,812
                 50,576 Technitrol, Inc.#.........     1,450,014
                  4,004 Tektronix, Inc............       135,095
                  3,022 Thomas & Betts Corp.*.....       175,276
                  6,036 Trimble Navigation Ltd.*..       194,359
                  2,025 TTM Technologies, Inc.*...        26,325
                  1,517 Varian, Inc.*.............        83,177
                122,092 Vishay Intertechnology,
                        Inc.*.....................     1,931,495

                Shares                                Value
                -----------------------------------------------
                 1,531 Watts Water Technologies,
                       Inc....................... $      57,367
                 1,663 Woodward Governor Co......        89,253
                 1,209 X-Rite, Inc...............        17,857
                 1,200 Zygo Corp.*...............        17,148
                                                  -------------
                                                     24,275,148
                                                  -------------
                ENTERTAINMENT & LEISURE -- 1.6%
                   732 Ambassadors Group, Inc....        26,008
                   500 Ambassadors International,
                       Inc.......................        16,630
                   618 Arctic Cat, Inc...........        12,236
                 2,932 Bally Technologies, Inc.*.        77,463
                 1,241 Bluegreen Corp.*..........        14,507
                40,399 Brunswick Corp............     1,318,219
                 3,502 Callaway Golf Co..........        62,371
                   586 Carmike Cinemas, Inc......        12,869
                   567 Churchill Downs, Inc......        29,700
                 1,200 Cinemark Holdings, Inc.*..        21,468
                   987 Dover Downs Gaming &
                       Entertainment, Inc........        14,815
                 3,300 DreamWorks Animation
                       SKG, Inc.*................        95,172
                 2,280 Gaylord Entertainment
                       Co.*......................       122,299
                 1,200 Great Wolf Resorts, Inc.*.        17,100
                 8,257 Hasbro, Inc...............       259,352
                 1,904 International Speedway
                       Corp......................       100,360
                 1,092 Isle of Capri Casinos,
                       Inc.*.....................        26,164
                 1,653 Jakks Pacific, Inc.*......        46,515
                 3,034 K2, Inc.*.................        46,087
                 1,500 Lakes Entertainment,
                       Inc.*.....................        17,715
                 2,199 Leapfrog Enterprises,
                       Inc.*.....................        22,540
                 1,800 Life Time Fitness, Inc.*..        95,814

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                132,330 Macrovision Corp.#*...... $   3,977,840
                  2,500 Magna Entertainment
                        Corp.*...................         7,300
                  1,024 Marine Products Corp.....         8,428
                  2,846 Marvel Entertainment,
                        Inc.*....................        72,516
                  1,582 Multimedia Games, Inc.*..        20,186
                  2,300 National CineMedia, Inc.*        64,423
                  1,872 Nautilus Group, Inc......        22,539
                  3,716 Penn National Gaming,
                        Inc.*....................       223,294
                  3,301 Pinnacle Entertainment,
                        Inc.*....................        92,923
                  2,019 Polaris Industries, Inc..       109,349
                  1,179 RC2 Corp.*...............        47,172
                  3,700 Regal Entertainment
                        Group....................        81,141
                  3,316 Scientific Games Corp.*..       115,894
                  1,950 Shuffle Master, Inc.*....        32,370
                  3,511 Six Flags, Inc.*.........        21,382
                    938 Speedway Motorsports,
                        Inc......................        37,501
                    464 Steinway Musical
                        Instruments..............        16,050
                  1,768 Topps Co., Inc...........        18,582
                    700 Town Sports International
                        Holdings, Inc.*..........        13,524
                  1,689 Vail Resorts, Inc.*......       102,809
                  1,600 Warner Music Group
                        Corp.....................        23,120
                  2,403 WMS Industries, Inc.*....        69,351
                                                  -------------
                                                      7,633,098
                                                  -------------
                ENVIRONMENTAL SERVICES -- 0.5%
                 14,500 Allied Waste Industries,
                        Inc.*....................       195,170
                  1,013 American Ecology Corp....        21,699
                  1,800 Aventine Renewable Energy
                        Holdings, Inc.*..........        30,546

                Shares                                 Value
                ------------------------------------------------
                 2,076 Calgon Carbon Corp.*....... $      24,082
                67,072 Casella Waste Systems,
                       Inc.#*.....................       723,036
                   800 Clean Harbors, Inc.*.......        39,536
                 6,374 Covanta Holding Corp.*.....       157,119
                 4,200 Darling International,
                       Inc.*......................        38,388
                 4,000 Evergreen Solar, Inc.*.....        37,200
                 1,700 First Solar, Inc.*.........       151,793
                   700 Fuel Tech, Inc.*...........        23,975
                 2,838 FuelCell Energy, Inc.*.....        22,477
                 2,355 Headwaters, Inc.*..........        40,671
                 1,448 Metal Management, Inc......        63,813
                 1,675 Mine Safety Appliances
                       Co.........................        73,298
                 7,500 Nalco Holding Co...........       205,875
                 1,310 Pacific Ethanol, Inc.*.....        17,292
                 8,400 Rentech, Inc.*.............        21,756
                 4,516 Stericycle, Inc.*..........       200,781
                 1,100 Sunpower Corp.*............        69,355
                 3,062 Tetra Tech, Inc.*..........        65,986
                   900 VeraSun Energy Corp.*......        13,032
                 2,181 Verenium Corp.*............        11,058
                 3,850 Waste Connections, Inc.*...       116,424
                   507 Waste Industries USA,
                       Inc........................        17,309
                 1,433 Waste Services, Inc.*......        17,411
                                                   -------------
                                                       2,399,082
                                                   -------------
                FOOD, BEVERAGE & TOBACCO -- 1.3%
                   300 Alico, Inc.................        18,297
                 5,749 Alliance One International,
                       Inc.*......................        57,777
                   732 Andersons, Inc.............        33,182
                   100 Arden Group, Inc...........        13,640
                   549 Boston Beer Co., Inc.*.....        21,603
                 1,700 Chipotle Mexican Grill,
                       Inc.*......................       133,671

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                   Value
               --------------------------------------------------
                 2,479 Chiquita Brands
                       International, Inc.*........ $      47,002
                   327 Coca-Cola Bottling Co.
                       Consolidated................        16,448
                48,960 Constelllation Brands,
                       Inc.#*......................     1,188,749
                 4,018 Corn Products International,
                       Inc.........................       182,618
                 6,700 Dean Foods Co...............       213,529
               126,665 Del Monte Foods Co..........     1,540,246
                   500 Farmer Bros Co..............        11,315
                 2,812 Flowers Foods, Inc..........        93,808
                 1,300 Fresh Del Monte Produce,
                       Inc.........................        32,565
                 1,080 Great Atlantic & Pacific Tea
                       Co.*........................        36,223
                   322 Green Mountain Coffee
                       Roasters, Inc.*.............        25,354
                 1,722 Hain Celestial Group,
                       Inc.*.......................        46,735
                 3,544 Hansen Natural Corp.*.......       152,321
                   700 Imperial Sugar Co...........        21,553
                   600 Ingles Markets, Inc.........        20,670
                   740 J&J Snack Foods Corp........        27,928
                 2,946 JM Smucker Co...............       187,542
                 1,500 Jones Soda Co.*.............        21,030
                 1,692 Lance, Inc..................        39,864
                   500 M&F Worldwide Corp.*........        33,290
                    78 Maui Land & Pineapple Co.,
                       Inc.*.......................         2,865
                 6,800 McCormick & Co., Inc........       259,624
                   600 MGP Ingredients, Inc........        10,140
                 2,839 Molson Coors Brewing Co.
                       Class B.....................       262,494
                   685 Nash Finch Co...............        33,908
                   874 National Beverage Corp.*....        10,055
                 1,347 Pathmark Stores, Inc.*......        17,457
                   904 Peet's Coffee & Tea, Inc.*..        22,266

                 Shares                              Value
                 ---------------------------------------------
                  2,953 PepsiAmericas, Inc...... $      72,526
                  2,059 Performance Food Group
                        Co.*....................        66,897
                  1,994 Pilgrim's Pride Corp....        76,111
                  1,468 Ralcorp Holdings, Inc.*.        78,465
                  2,359 Ruddick Corp............        71,053
                    821 Sanderson Farms, Inc....        36,961
                     19 Seaboard Corp...........        44,555
                  5,532 Smithfield Foods, Inc.*.       170,330
                  1,100 Spartan Stores, Inc.....        36,201
                    715 Tejon Ranch Co.*........        31,603
                  1,712 Tootsie Roll Industries,
                        Inc.....................        47,440
                  1,900 TreeHouse Foods, Inc.*..        50,559
                  2,306 United Natural Foods,
                        Inc.*...................        61,293
                  1,453 Universal Corp..........        88,517
                  1,297 Vector Group Ltd........        29,221
                    200 Village Super Market,
                        Inc.....................         9,562
                    509 Weis Markets, Inc.......        20,620
                  1,559 Wild Oats Markets, Inc.*        26,129
                  1,600 Winn-Dixie Stores, Inc.*        46,880
                                                 -------------
                                                     5,900,692
                                                 -------------
                 FOREST PRODUCTS & PAPER -- 0.6%
                 63,566 Bowater, Inc.#..........     1,585,972
                  1,829 Buckeye Technologies,
                        Inc.*...................        28,295
                    597 Deltic Timber Corp......        32,727
                 22,900 Domtar Corp.*...........       255,564
                  2,617 Glatfelter..............        35,565
                  5,812 Louisiana-Pacific Corp..       109,963
                  2,000 Mercer International,
                        Inc.*...................        20,400
                    900 Neenah Paper, Inc.......        37,134
                  2,187 Potlatch Corp...........        94,150
                  3,936 Rayonier, Inc...........       177,671

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                  1,709 Rock-Tenn Co............. $      54,209
                    896 Schweitzer-Mauduit
                        International, Inc.......        27,776
                  5,568 Temple-Inland, Inc.......       342,599
                  2,524 Wausau-Mosinee Paper
                        Corp.....................        33,822
                  1,000 Xerium Technologies, Inc.         7,620
                                                  -------------
                                                      2,843,467
                                                  -------------
                 HEALTH CARE -- 7.0%
                  1,104 Abaxis, Inc.*............        23,029
                  1,588 Abiomed, Inc.*...........        17,119
                    800 Accuray, Inc.*...........        17,744
                  3,035 Advanced Medical Optics,
                        Inc.*....................       105,861
                    700 Air Methods Corp.*.......        25,669
                  2,951 Align Technology, Inc.*..        71,296
                    241 Alliance Imaging, Inc.*..         2,263
                  1,369 Amedisys, Inc.*..........        49,736
                    500 American Dental Partners,
                        Inc.*....................        12,985
                  3,822 American Medical Systems
                        Holdings, Inc.*..........        68,949
                  2,914 AMERIGROUP Corp.*........        69,353
                  1,993 AMN Healthcare Services,
                        Inc.*....................        43,846
                  1,659 Amsurg Corp.*............        40,048
                  1,300 AngioDynamics, Inc.*.....        23,413
                  2,320 Apria Healthcare Group,
                        Inc.*....................        66,746
                  1,326 Arrow International, Inc.        50,759
                  1,521 Arthrocare Corp.*........        66,787
                    729 Aspect Medical Systems,
                        Inc.*....................        10,906
                  2,800 Assisted Living Concepts,
                        Inc.*....................        29,820
                  2,939 Bausch & Lomb, Inc.......       204,084
                  3,180 Beckman Coulter, Inc.....       205,682

                Shares                                Value
                -----------------------------------------------
                104,400 Bio-Reference Labs,
                        Inc.#*................... $   2,855,340
                  1,900 Brookdale Senior Living,
                        Inc......................        86,583
                  2,795 Bruker BioSciences
                        Corp.*...................        25,183
                  1,500 Capital Senior Living
                        Corp.*...................        14,130
                  2,450 Centene Corp.*...........        52,479
                  3,309 Cepheid, Inc.*...........        48,311
                 36,675 Community Health Systems,
                        Inc.#*...................     1,483,504
                  1,500 Conceptus, Inc.*.........        29,055
                  1,590 Conmed Corp.*............        46,555
                  2,292 Cooper Cos, Inc..........       122,209
                    453 Corvel Corp.*............        11,841
                  3,318 Covance, Inc.*...........       227,482
                    500 Cutera, Inc.*............        12,460
                  1,069 Cyberonics, Inc.*........        17,981
                  5,853 Cytyc Corp.*.............       252,323
                  4,246 Dade Behring Holdings,
                        Inc......................       225,548
                    696 Datascope Corp...........        26,643
                  7,900 DENTSPLY International,
                        Inc......................       302,254
                  1,400 DJ Orthopedics, Inc.*....        57,778
                  2,987 Edwards Lifesciences
                        Corp.*...................       147,379
                    200 Emeritus Corp.*..........         6,196
                    826 ev3, Inc.*...............        13,943
                  1,200 Foxhollow Technologies,
                        Inc.*....................        25,488
                  2,856 Gen-Probe, Inc.*.........       172,560
                  1,131 Genesis HealthCare
                        Corp.*...................        77,383
                  1,609 Gentiva Health Services,
                        Inc.*....................        32,277
                  1,471 Haemonetics Corp.*.......        77,389

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                12,400 Health Management
                       Associates, Inc. Class A.. $     140,864
                 3,900 HealthSouth Corp.*........        70,629
                 2,300 Healthspring, Inc.*.......        43,838
                 1,977 Healthways, Inc.*.........        93,651
                 4,670 Henry Schein, Inc.*.......       249,518
                 3,242 Hillenbrand Industries,
                       Inc.......................       210,730
                 2,720 Hologic, Inc.*............       150,443
                 1,800 Hythiam, Inc.*............        15,570
                   596 ICU Medical, Inc.*........        25,592
                 1,597 Idexx Laboratories, Inc.*.       151,124
                 3,854 Immucor, Inc.*............       107,796
                 2,000 Intuitive Surgical, Inc.*.       277,540
                 1,834 Invacare Corp.............        33,617
                 2,400 Inverness Medical
                       Innovations, Inc.*........       122,448
                   800 Kensey Nash Corp.*........        21,448
                 1,602 Kindred Healthcare, Inc.*.        49,213
                 2,677 Kinetic Concepts, Inc.*...       139,124
                 2,300 Kyphon, Inc.*.............       110,745
                 1,190 LCA-Vision, Inc...........        56,239
                   500 LHC Group, Inc.*..........        13,100
                 3,139 LifePoint Hospitals, Inc.*       121,417
                 4,314 Lincare Holdings, Inc.*...       171,913
                 1,918 Luminex Corp.*............        23,611
                 3,842 Manor Care, Inc...........       250,844
                 1,100 Matria Healthcare, Inc.*..        33,308
                   366 Medcath Corp.*............        11,639
                   900 Medical Action Industries,
                       Inc.*.....................        16,254
                 1,926 Mentor Corp...............        78,350
                 1,739 Meridian Bioscience, Inc..        37,656
                 1,568 Merit Medical Systems,
                       Inc.*.....................        18,753
                   600 Micrus Endovascular
                       Corp.*....................        14,760

                Shares                                 Value
                ------------------------------------------------
                   668 Molina Healthcare, Inc.*... $      20,387
                   379 National Healthcare
                       Corp.......................        19,556
                 1,200 Natus Medical, Inc.*.......        19,104
                   500 Nighthawk Radiology
                       Holdings, Inc.*............         9,025
                   900 Northstar Neuroscience,
                       Inc.*......................        10,467
                 2,000 NuVasive, Inc.*............        54,020
                 1,100 NxStage Medical, Inc.*.....        14,223
                 1,592 Oakley, Inc................        45,213
                 2,125 Odyssey HealthCare,
                       Inc.*......................        25,203
                 1,317 Option Care, Inc...........        20,282
                 2,592 OraSure Technologies,
                       Inc.*......................        21,203
                74,000 Orthofix International
                       N.V.#*.....................     3,327,780
                   905 Palomar Medical
                       Technologies, Inc.*........        31,413
                 7,200 Patterson Cos., Inc.*......       268,344
                37,098 Pediatrix Medical Group,
                       Inc.*......................     2,045,955
                 1,274 PolyMedica Corp............        52,043
                 3,578 PSS World Medical, Inc.*...        65,191
                 2,916 Psychiatric Solutions,
                       Inc.*......................       105,734
                 1,900 Quidel Corp.*..............        33,364
                   700 Radiation Therapy Services,
                       Inc.*......................        18,438
                 1,197 RehabCare Group, Inc.*.....        17,045
                 1,262 Res-Care, Inc.*............        26,679
                 3,970 Resmed, Inc.*..............       163,802
                88,788 Respironics, Inc.*.........     3,781,481
                 2,792 Sierra Health Services*....       116,091
                62,700 Sirona Dental Systems,
                       Inc.#*.....................     2,371,941

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                    800 Skilled Healthcare Group,
                        Inc. Class A*............. $      12,408
                    998 SonoSite, Inc.*...........        31,367
                  1,900 Spectranetics Corp.*......        21,888
                  1,200 Stereotaxis, Inc.*........        15,672
                 57,006 Steris Corp...............     1,744,384
                  1,600 Sun Healthcare Group,
                        Inc.*.....................        23,184
                  2,228 Sunrise Senior Living,
                        Inc.*.....................        89,098
                    925 SurModics, Inc.*..........        46,250
                 71,117 Symbion, Inc.#*...........     1,543,950
                  2,100 Symmetry Medical, Inc.*...        33,621
                  2,010 Techne Corp.*.............       114,992
                 23,900 Tenet Healthcare Corp.*...       155,589
                  2,978 Thoratec Corp.*...........        54,765
                  4,565 Triad Hospitals, Inc.*....       245,414
                 24,020 Universal Health Services,
                        Inc. Class B..............     1,477,230
                  1,430 Ventana Medical
                        Systems*..................       110,496
                    600 Visicu, Inc.*.............         5,490
                    800 Vital Images, Inc.*.......        21,728
                    323 Vital Signs, Inc..........        17,943
                    700 Volcano Corp.*............        14,147
                  2,100 WellCare Health Plans,
                        Inc.*.....................       190,071
                  1,770 West Pharmaceutical
                        Services, Inc.............        83,456
                138,045 Wright Medical Group,
                        Inc.#*....................     3,329,645
                  1,232 Zoll Medical Corp.*.......        27,486
                                                   -------------
                                                      32,612,361
                                                   -------------
                HOTELS & RESTAURANTS -- 2.2%
                  1,316 Ameristar Casinos, Inc....        45,718
                 67,254 Applebees International,
                        Inc.#.....................     1,620,822

               Shares                                  Value
               -------------------------------------------------
                1,000 BJ's Restaurants, Inc.*..... $      19,740
                2,064 Bob Evans Farms, Inc........        76,058
                2,900 Boyd Gaming Corp............       142,651
                  824 Buffalo Wild Wings, Inc.*...        34,270
                3,200 Burger King Holdings,
                      Inc.........................        84,288
                1,493 California Pizza Kitchen,
                      Inc.*.......................        32,059
                1,263 CBRL Group, Inc.............        53,652
               28,790 CEC Entertainment, Inc.*....     1,013,408
                3,540 Cheesecake Factory*.........        86,801
                1,996 Choice Hotels International,
                      Inc.........................        78,882
                3,700 CKE Restaurants, Inc........        74,259
                5,900 Denny's Corp.*..............        26,255
                2,300 Domino's Pizza, Inc.........        42,021
                  924 IHOP Corp...................        50,293
                1,601 Jack in the Box, Inc.*......       113,575
                3,397 Krispy Kreme Doughnuts,
                      Inc.*.......................        31,456
                1,010 Landry's Restaurants,
                      Inc.........................        30,563
                  912 Lodgian, Inc.*..............        13,707
                1,392 Marcus Corp.................        33,074
               97,940 McCormick & Schmick's
                      Seafood Restaurants,
                      Inc.#*......................     2,540,564
                  600 Monarch Casino & Resort,
                      Inc.*.......................        16,110
                1,200 Morgans Hotel Group
                      Co.*........................        29,256
                  700 Morton's Restaurant Group,
                      Inc.*.......................        12,677
                1,476 MTR Gaming Group,
                      Inc.*.......................        22,730
                1,271 O'Charleys, Inc.............        25,623
                2,200 Orient-Express Hotels
                      Ltd.........................       117,480

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                 1,380 Panera Bread Co.*......... $      63,563
                 1,358 Papa John's International,
                       Inc.*.....................        39,056
                 1,457 PF Chang's China Bistro,
                       Inc.*.....................        51,286
                 1,875 Rare Hospitality
                       International, Inc.*......        50,194
                   883 Red Robin Gourmet Burgers,
                       Inc.*.....................        35,647
                   600 Riviera Holdings Corp.*...        21,810
                83,100 Ruby Tuesday, Inc.#.......     2,188,023
                 1,100 Ruth's Chris Steak
                       House*....................        18,689
                 3,784 Sonic Corp.*..............        83,702
                 2,238 Station Casinos, Inc......       194,258
                 1,339 Steak N Shake Co.*........        22,348
                62,900 Texas Roadhouse, Inc.#*...       804,491
                 3,674 Triarc Cos. Class B.......        57,682
                 1,700 Trump Entertainment
                       Resorts, Inc.*............        21,335
                 4,500 Wendy's International,
                       Inc.......................       165,375
                                                  -------------
                                                     10,285,451
                                                  -------------
                HOUSEHOLD PRODUCTS -- 1.3%
                 2,700 Acco Brands Corp.*........        62,235
                43,487 American Greetings
                       Corp.#....................     1,231,987
                   668 American Woodmark
                       Corp......................        23,113
                 1,380 Blyth, Inc................        36,680
                 3,340 Central Garden and Pet Co.
                       Class A*..................        39,178
                 3,433 Church & Dwight, Inc......       166,363
                   476 CSS Industries, Inc.......        18,854
                   999 Digital Theater Systems,
                       Inc.*.....................        21,748
                 1,600 Ennis Business Forms......        37,632

                Shares                                 Value
                ------------------------------------------------
                 1,630 Ethan Allen Interiors,
                       Inc........................ $      55,827
                90,175 Fossil, Inc.#*.............     2,659,261
                35,026 Furniture Brands
                       International, Inc.#.......       497,369
                 1,400 Helen of Troy Ltd.*........        37,800
                   300 Hooker Furniture Corp......         6,732
                 3,228 Jarden Corp.*..............       138,836
                 1,358 Kimball International, Inc.
                       Class B....................        19,026
                 3,120 La-Z-Boy, Inc..............        35,755
                 9,200 Leggett & Platt, Inc.......       202,860
                   500 Libbey, Inc................        10,785
                   619 Lifetime Brands, Inc.......        12,659
                   169 National Presto Industries,
                       Inc........................        10,535
                 3,376 Playtex Products, Inc.*....        49,999
                   625 Russ Berrie & Co., Inc.*...        11,644
                 2,157 Scotts Co..................        92,622
                 2,100 Sealy Corp.................        34,692
                 2,205 Spectrum Brands, Inc.*.....        14,928
                   980 Standard Register Co.......        11,172
                 4,252 Tempur-Pedic International,
                       Inc........................       110,127
                 4,712 Tivo, Inc.*................        27,282
                 1,984 Toro Co....................       116,838
                 3,053 Tupperware Corp............        87,743
                   823 Universal Electronics,
                       Inc.*......................        29,891
                   996 WD-40 Co...................        32,739
                                                   -------------
                                                       5,944,912
                                                   -------------
                INDUSTRIAL MACHINERY -- 1.5%
                 4,744 AGCO Corp.*................       205,937
                 1,392 Albany International
                       Corp.......................        56,292
                 2,387 Applied Industrial
                       Technologies, Inc..........        70,417

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 1,025 Astec Industries, Inc.*.... $      43,276
                 2,305 Baldor Electric Co.........       113,590
                 2,810 Briggs & Stratton Corp.....        88,684
                 1,900 Bucyrus International,
                       Inc........................       134,482
                   687 Cascade Corp...............        53,888
                   600 Chart Industries, Inc.*....        17,064
                 2,330 Cognex Corp................        52,448
                 1,100 Columbus McKinnon
                       Corp.*.....................        35,420
                 1,600 Flow International Corp.*..        20,160
                 2,930 Flowserve Corp.............       209,788
                   952 Franklin Electric Co., Inc.        44,915
                38,954 Gardner Denver, Inc.*......     1,657,493
                   519 Gehl Co.*..................        15,757
                 1,500 Gerber Scientific, Inc.*...        17,430
                   601 Gorman-Rupp Co.............        19,148
                 3,373 Graco, Inc.................       135,864
                   400 Hardinge, Inc..............        13,612
                 4,455 IDEX Corp..................       171,696
                 2,643 Intermec, Inc.*............        66,894
                   970 Intevac, Inc.*.............        20,622
                   500 iRobot Corp.*..............         9,925
                   794 Kadant, Inc.*..............        24,773
                 2,047 Kennametal, Inc............       167,915
                 2,217 Lincoln Electric Holdings,
                       Inc........................       164,590
                   684 Lindsay Manufacturing
                       Co.........................        30,294
                 3,226 Manitowoc Co...............       259,306
                   678 Middleby Corp.*............        40,558
                   250 NACCO Industries, Inc......        38,873
                 1,747 Nordson Corp...............        87,630
                 1,817 Regal-Beloit Corp..........        84,563
                   699 Robbins & Myers, Inc.......        37,138
                   699 Sauer-Danfoss, Inc.........        20,802
                 3,029 Snap-On, Inc...............       152,995

                Shares                                 Value
                ------------------------------------------------
                 1,080 Tecumseh Products Co.*..... $      16,967
                 1,050 Tennant Co.................        38,325
                 4,306 The Stanley Works..........       261,374
                   900 TurboChef Technologies,
                       Inc.*......................        12,528
                   200 Twin Disc, Inc.............        14,382
                57,617 Wabtec Corp................     2,104,749
                 3,577 Zebra Technologies Corp.*..       138,573
                                                   -------------
                                                       6,971,137
                                                   -------------
                INSURANCE -- 3.8%
                 2,017 21st Century Insurance
                       Group......................        44,092
                 2,002 Alfa Corp..................        31,171
                   281 Alleghany Corp.*...........       114,227
                 3,100 Allied World Assurance
                       Holdings Ltd...............       158,875
                 3,392 American Equity Investment
                       Life Holding Co............        40,975
                 4,195 American Financial Group,
                       Inc........................       143,259
                   795 American National
                       Insurance Co...............       121,317
                   600 American Physicians
                       Capital, Inc.*.............        24,300
                   700 Amerisafe, Inc.*...........        13,741
                 1,200 AmTrust Financial Services,
                       Inc........................        22,548
                 2,600 Arch Capital Group Ltd.*...       188,604
                 1,909 Argonaut Group, Inc........        59,580
                 5,381 Arthur J Gallagher & Co....       150,022
                 4,500 Aspen Insurance Holdings
                       Ltd........................       126,315
                 3,400 Assured Guaranty Ltd.......       100,504
                 8,000 Axis Capital Holdings
                       Ltd........................       325,200
                   370 Baldwin & Lyons, Inc.
                       Class B....................         9,613

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                    671 Bristol West Holdings,
                        Inc...................... $      15,010
                  5,668 Brown & Brown, Inc.......       142,494
                    709 CNA Surety Corp.*........        13,407
                  2,968 Commerce Group, Inc......       103,049
                  9,816 Conseco, Inc.*...........       205,056
                  1,931 Crawford & Co. Class B...        13,054
                    500 Darwin Professional
                        Underwriters, Inc.*......        12,585
                  2,350 Delphi Financial Group...        98,277
                    561 Donegal Group, Inc.......         8,359
                    500 eHealth, Inc.*...........         9,545
                    507 EMC INS Group, Inc.......        12,584
                  3,100 Employers Holdings, Inc..        65,844
                  3,000 Endurance Specialty
                        Holdings Ltd.............       120,120
                    300 Enstar Group Ltd.*.......        36,213
                  2,406 Erie Indemnity Co........       130,020
                    696 FBL Financial Group, Inc.        27,367
                 11,600 Fidelity National Title
                        Group, Inc. Class A......       274,920
                    730 First Acceptance Corp.*..         7,417
                  4,981 First American Corp......       246,559
                    800 First Mercury Financial
                        Corp.*...................        16,776
                    490 FPIC Insurance Group,
                        Inc.*....................        19,977
                    283 Great American Financial
                        Resources, Inc...........         6,846
                  2,797 Hanover Insurance Group,
                        Inc......................       136,466
                 24,516 Harleysville Group, Inc..       817,854
                  5,837 HCC Insurance Holdings,
                        Inc......................       195,014
                  2,125 Hilb Rogal & Hobbs Co....        91,078
                  2,414 Horace Mann Educators
                        Corp.....................        51,273
                    360 Independence Holding Co..         7,355

               Shares                                  Value
               ----------------------------------------------------
               25,334 Infinity Property & Casualty
                      Corp.#...................... $   1,285,194
                3,200 IPC Holdings Ltd............       103,328
                  400 James River Group, Inc......        13,292
                  202 Kansas City Life Ins. Co....         9,397
                  838 LandAmerica Financial
                      Group, Inc..................        80,859
                  519 Markel Corp.*...............       251,487
                3,000 Max Capital Group Ltd.......        84,900
                1,700 Meadowbrook Insurance
                      Group, Inc.*................        18,632
                1,487 Mercury General Corp........        81,949
                  666 Midland Co..................        31,262
                5,600 Montpelier Re Holdings
                      Ltd.........................       103,824
                  100 National Interstate Corp....         2,608
                  100 National Western Life
                      Insurance Co................        25,292
                  698 Navigators Group, Inc.*.....        37,622
                  400 NYMAGIC, Inc................        16,080
                1,400 Odyssey Re Holdings
                      Corp........................        60,046
                3,046 Ohio Casualty Corp..........       131,922
               12,025 Old Republic International
                      Corp........................       255,651
                1,300 OneBeacon Insurance Group
                      Ltd.........................        32,929
                2,900 PartnerRe Ltd...............       224,750
                3,049 Philadelphia Consolidated
                      Holding Co.*................       127,448
                6,200 Phoenix Cos, Inc............        93,062
               47,800 Platinum Underwriters
                      Holdings Ltd................     1,661,050
                1,480 PMA Capital Corp.*..........        15,821
                4,500 PMI Group, Inc..............       201,015
                1,441 Presidential Life Corp......        28,330
                1,900 Primus Guaranty Ltd.*.......        20,368
                1,794 ProAssurance Corp.*.........        99,872

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                30,068 Protective Life Corp...... $   1,437,551
                 4,200 Radian Group, Inc.........       226,800
                 1,592 Reinsurance Group of
                       America, Inc.(c)..........        95,902
                 3,700 RenaissanceRe Holdings
                       Ltd.......................       229,363
                 1,093 RLI Corp..................        61,153
                   900 Safety Insurance Group,
                       Inc.......................        37,260
                 2,600 Scottish Re Group Ltd.*...        12,714
                   673 SeaBright Insurance
                       Holdings, Inc.*...........        11,764
                 1,100 Security Capital Assurance
                       Ltd.......................        33,957
                61,968 Selective Insurance Group,
                       Inc.#.....................     1,665,700
                31,282 Stancorp Financial Group,
                       Inc.......................     1,641,679
                   796 State Auto Financial
                       Corp......................        24,397
                 1,025 Stewart Information
                       Services Corp.............        40,826
                 1,100 Tower Group, Inc..........        35,090
                 1,500 Transatlantic Holdings,
                       Inc.......................       106,695
                 1,100 United America Indemnity
                       Ltd.*.....................        27,357
                 1,060 United Fire & Casualty
                       Co........................        37,503
                 2,345 Unitrin, Inc..............       115,327
                 2,306 Universal American
                       Financial Corp.*..........        49,072
                   100 Wesco Financial Corp......        38,500
                56,430 WR Berkley Corp...........     1,836,232
                 1,837 Zenith National Insurance
                       Corp......................        86,504
                                                  -------------
                                                     17,508,198
                                                  -------------

                 Shares                               Value
                 ----------------------------------------------
                 INTERNET SERVICES & APPLICATIONS -- 2.0%
                  1,266 1-800-FLOWERS.COM,
                        Inc.*.................... $      11,938
                  3,100 24/7 Real Media, Inc.*...        36,363
                    900 Acme Packet, Inc.*.......        10,341
                  3,134 Agile Software Corp.*....        25,260
                  8,626 Akamai Technologies,
                        Inc.*....................       419,569
                  3,700 aQuantive, Inc.*.........       236,060
                  3,823 Ariba, Inc.*.............        37,886
                  7,100 Art Technology Group,
                        Inc.*....................        18,886
                  1,700 Authorize.Net Holdings,
                        Inc.*....................        30,413
                  2,458 Avocent Corp.*...........        71,307
                    765 Blue Coat Systems, Inc.*.        37,883
                    700 Blue Nile, Inc.*.........        42,280
                  4,103 Checkfree Corp.*.........       164,941
                  2,120 Chordiant Software, Inc.*        33,199
                 25,527 CMGI, Inc.*..............        49,778
                  8,819 CNET Networks, Inc.*.....        72,228
                  2,444 Cogent Communications
                        Group, Inc.*.............        73,002
                  1,724 Cybersource Corp.*.......        20,791
                 71,400 DealerTrack Holdings,
                        Inc.#*...................     2,630,376
                  2,191 Digital River, Inc.*.....        99,143
                  6,563 Earthlink, Inc.*.........        49,026
                  1,000 eCollege.com, Inc.*......        22,250
                  1,629 Equinix, Inc.*...........       149,005
                  2,821 eResearch Technology,
                        Inc.*....................        26,828
                  2,122 F5 Networks, Inc.*.......       171,033
                    600 Global Sources Ltd.......        13,620
                    843 GSI Commerce, Inc.*......        19,144
                  2,875 Harris Interactive, Inc.*        15,381
                  9,277 HLTH Corp.*..............       129,971

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                  1,000 i2 Technologies, Inc.*... $      18,640
                  1,300 iBasis, Inc.*............        13,065
                  1,819 Infospace, Inc...........        42,219
                  1,940 Internap Network Services
                        Corp.*...................        27,975
                  2,300 Internet Capital Group,
                        Inc.*....................        28,520
                  2,214 Interwoven, Inc.*........        31,085
                  1,912 Ipass, Inc.*.............        10,363
                  2,700 j2 Global Communications,
                        Inc.*....................        94,230
                  1,000 Knot, Inc.*..............        20,190
                  3,956 Lionbridge Technologies*.        23,301
                    700 Liquidity Services, Inc.*        13,146
                  1,200 LoopNet, Inc.*...........        27,996
                  8,300 McAfee, Inc.*............       292,160
                  6,186 Move, Inc.*..............        27,713
                  2,489 NetFlix, Inc.*...........        48,262
                  2,032 NIC, Inc.................        13,899
                  1,800 Nutri/System, Inc.*......       125,712
                  4,400 On2 Technologies, Inc.*..        13,200
                249,792 Online Resources Corp.#*.     2,742,716
                  4,272 Openwave Systems, Inc....        26,743
                  4,555 Opsware, Inc.*...........        43,318
                    634 Overstock.com, Inc.*.....        11,583
                  1,200 Perficient, Inc.*........        24,840
                  1,962 Priceline.com, Inc.*.....       134,868
                  6,400 RealNetworks, Inc.*......        52,288
                    800 RightNow Technologies,
                        Inc.*....................        13,128
                  2,945 S1 Corp.*................        23,530
                  7,900 Safeguard Scientifics,
                        Inc.*....................        22,199
                  4,931 Sapient Corp.*...........        38,117
                  2,748 Secure Computing Corp.*..        20,857
                    500 Shutterfly, Inc.*........        10,775
                  1,554 Sohu.com, Inc.*..........        49,712

               Shares                                  Value
               -------------------------------------------------
                3,465 SonicWALL, Inc.*............ $      29,764
                1,217 Stamps.com, Inc.*...........        16,770
                1,550 Terremark Worldwide,
                      Inc.*.......................         9,997
                1,200 TheStreet.com, Inc..........        13,056
               10,370 TIBCO Software, Inc.*.......        93,848
                  125 Travelzoo, Inc.*............         3,324
                2,663 Trizetto Group*.............        51,556
                3,727 United Online, Inc..........        61,458
                5,500 Valueclick, Inc.*...........       162,030
                1,600 VASCO Data Security
                      International, Inc.*........        36,416
                1,550 Vignette Corp.*.............        29,698
                  500 Vocus, Inc.*................        12,555
                  500 WebMD Health Corp.*.........        23,535
                2,400 Websense, Inc.*.............        51,000
                                                   -------------
                                                       9,399,259
                                                   -------------
               MANUFACTURING -- 3.3%
               32,560 Actuant Corp.#..............     2,053,234
                2,143 Acuity Brands, Inc..........       129,180
                  600 American Railcar Industries,
                      Inc.........................        23,400
                  500 Ameron International
                      Corp........................        45,095
                1,234 AO Smith Corp...............        49,224
                3,560 Aptargroup, Inc.............       126,594
                  400 AZZ, Inc.*..................        13,460
                2,076 Barnes Group, Inc...........        65,768
                1,900 Blount International,
                      Inc.*.......................        24,852
               33,539 Brink's Co.#................     2,075,729
                3,094 Carlisle Cos., Inc..........       143,902
                1,395 Ceradyne, Inc.*.............       103,174
                2,568 Clarcor, Inc................        96,120
                2,591 Crane Co....................       117,761
                4,258 Donaldson Co., Inc..........       151,372

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                  1,300 EnPro Industries, Inc.*.. $      55,627
                  1,386 ESCO Technologies, Inc.*.        50,256
                  2,884 Federal Signal Corp......        45,740
                    800 Freightcar America, Inc..        38,272
                    700 GenTek, Inc.*............        24,654
                 41,842 Griffon Corp.#*..........       911,319
                 43,364 Harsco Corp..............     2,254,928
                  4,750 Hexcel Corp.*............       100,083
                    700 Koppers Holdings, Inc....        23,576
                  1,347 Lancaster Colony Corp....        56,426
                    600 LSB Industries, Inc.*....        12,828
                  1,576 Matthews International
                        Corp.....................        68,729
                  1,425 Myers Industries, Inc....        31,507
                  6,382 Pall Corp................       293,508
                  5,204 Pentair, Inc.............       200,718
                    800 Raven Industries, Inc....        28,568
                  1,100 Reddy Ice Holdings, Inc..        31,372
                 89,618 Roper Industries, Inc.#..     5,117,188
                  1,900 Smith & Wesson Holding
                        Corp.*...................        31,825
                  2,925 SPX Corp.................       256,844
                    696 Standex International
                        Corp.....................        19,794
                    900 Sturm, Ruger & Co., Inc.*        13,968
                  1,972 Teleflex, Inc............       161,270
                  1,869 Tredegar Corp............        39,810
                  4,158 Trinity Industries, Inc..       181,039
                                                  -------------
                                                     15,268,714
                                                  -------------
                 METALS & MINING -- 3.1%
                  5,785 AK Steel Holding Corp.*..       216,185
                  3,100 Alpha Natural Resources,
                        Inc.*....................        64,449
                    669 AM Castle & Co...........        24,024
                  1,121 Amcol International Corp.        30,615
                    500 Ampco-Pittsburgh Corp....        20,045

               Shares                                  Value
               -------------------------------------------------
                2,900 Apex Silver Mines Ltd.*..... $      58,522
               28,360 Arch Coal, Inc.#............       986,928
                1,009 Brush Engineered Materials,
                      Inc.*.......................        42,368
                1,411 Carpenter Technology
                      Corp........................       183,867
                1,238 Century Aluminum Co.*.......        67,632
                2,342 Chaparral Steel Co..........       168,320
                1,028 CIRCOR International,
                      Inc.........................        41,562
                2,104 Cleveland-Cliffs, Inc.......       163,418
               13,322 Coeur d'Alene Mines
                      Corp.*......................        47,826
                6,140 Commercial Metals Co........       207,348
                1,550 Compass Minerals
                      International, Inc..........        53,723
                  700 Dynamic Materials Corp......        26,250
                2,300 Foundation Coal Holdings,
                      Inc.........................        93,472
               34,470 Gibraltar Industries,
                      Inc.#.......................       763,510
                  600 Haynes International,
                      Inc.*.......................        50,658
                6,776 Hecla Mining Co.*...........        57,867
                6,800 International Coal Group,
                      Inc.*.......................        40,664
                  700 Kaiser Aluminum Corp........        51,016
               37,505 Kaydon Corp.#...............     1,954,761
                  700 L.B. Foster Co. Class A*....        20,076
                  900 Ladish Co., Inc.*...........        38,700
                  149 Lawson Products.............         5,766
                4,472 Massey Energy Co............       119,179
               41,492 Mueller Industries, Inc.....     1,428,984
               38,299 Mueller Water Products,
                      Inc.#.......................       574,485
                1,600 Mueller Water Products, Inc.
                      Class A.....................        27,296
                  500 Olympic Steel, Inc..........        14,330

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                35,066 Quanex Corp.#.............. $   1,707,714
                59,800 RBC Bearings, Inc.#*.......     2,466,750
                 3,382 Reliance Steel & Aluminum
                       Co.........................       190,271
                 1,232 Royal Gold, Inc............        29,285
                 1,272 RTI International Metals,
                       Inc.*......................        95,871
                 1,350 Ryerson Tull, Inc..........        50,828
                 1,277 Schnitzer Steel Industries,
                       Inc........................        61,219
                 4,850 Steel Dynamics, Inc........       203,263
                 2,177 Stillwater Mining Co.*.....        23,969
                   300 Sun Hydraulics Corp........        14,775
                37,910 Timken Co..................     1,368,930
                14,500 TriMas Corp.*..............       175,160
                 2,300 Uranium Resources, Inc.*...        25,369
                 4,315 USEC, Inc.*................        94,844
                 1,057 Valmont Industries, Inc....        76,907
                   500 Wheeling-Pittsburgh
                       Corp.*.....................         9,515
                 3,430 Worthington Industries.....        74,259
                                                   -------------
                                                      14,312,775
                                                   -------------
               MULTIMEDIA -- 1.4%
                 1,800 Acacia Research -- Acacia
                       Technologies*..............        29,088
                46,173 Belo Corp.#................       950,702
                 1,800 Central European Media
                       Enterprises Ltd. Class A*..       175,644
                21,094 Charter Communications,
                       Inc.*......................        85,431
               256,932 Citadel Broadcasting
                       Corp.#.....................     1,657,211
                 1,616 CKX, Inc.*.................        22,333
                   450 Courier Corp...............        18,000
                 1,431 Cox Radio, Inc.*...........        20,377
                 1,083 Crown Media Holdings,
                       Inc.*......................         7,798

                 Shares                               Value
                 ----------------------------------------------
                  2,600 CTC Media, Inc.*......... $      70,564
                    922 Cumulus Media, Inc.*.....         8,621
                 14,700 Discovery Holding Co.*...       337,953
                  3,100 Dow Jones & Co., Inc.....       178,095
                  2,046 Emmis Communications
                        Corp.....................        18,844
                  1,766 Entercom Communications
                        Corp.....................        43,956
                  4,019 Entravision
                        Communications Corp.*....        41,918
                    425 Fisher Communications,
                        Inc.*....................        21,586
                  1,100 GateHouse Media, Inc.....        20,405
                 14,474 Gemstar-TV Guide
                        International, Inc.*.....        71,212
                  2,761 Gray Television, Inc.....        25,594
                  1,335 Hearst-Argyle Television,
                        Inc......................        32,174
                  2,550 John Wiley & Sons, Inc...       123,140
                  2,691 Journal Communications,
                        Inc......................        35,010
                  2,507 Lee Enterprises, Inc.....        52,296
                  1,362 Lin TV Corp.*............        25,619
                    825 Lodgenet Entertainment
                        Corp.*...................        26,450
                  1,405 Martha Stewart Living
                        Omnimedia................        24,166
                  2,158 McClatchy Co.............        54,619
                  1,057 Media General, Inc.......        35,166
                  2,821 Mediacom Communications
                        Corp.*...................        27,335
                 21,628 Meredith Corp............     1,332,285
                  7,400 New York Times Co.
                        Class A..................       187,960
                    804 Playboy Enterprises, Inc.
                        Class B*.................         9,109
                  9,323 Primedia, Inc.*..........        26,571
                  4,700 Radio One, Inc. Class D*.        33,182

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                  571 Salem Communications
                      Corp........................ $       6,332
                1,976 Scholastic Corp.*...........        71,017
                2,521 Sinclair Broadcast Group,
                      Inc.........................        35,849
               75,900 Sirius Satellite Radio,
                      Inc.*.......................       229,218
                2,194 Spanish Broadcasting
                      System*.....................         9,434
                3,301 Sun-Times Media Group,
                      Inc.........................        17,330
                4,300 Tribune Co..................       126,420
                   71 Value Line, Inc.............         3,117
                3,675 Westwood One, Inc...........        26,423
                1,361 World Wrestling
                      Entertainment, Inc..........        21,762
               14,700 XM Satellite Radio Holdings,
                      Inc.*.......................       173,019
                                                   -------------
                                                       6,550,335
                                                   -------------
               OIL & GAS -- 6.0%
                1,400 Allis-Chalmers Energy,
                      Inc.*.......................        32,186
                  700 Alon USA Energy, Inc........        30,807
                  700 Arena Resources, Inc.*......        40,677
                1,355 Atlas America, Inc..........        72,777
                1,100 ATP Oil & Gas Corp.*........        53,504
                1,554 Atwood Oceanics, Inc.*......       106,635
                2,000 Basic Energy Services,
                      Inc.*.......................        51,140
               72,718 Berry Petroleum Co.#........     2,740,014
                1,700 Bill Barrett Corp.*.........        62,611
                1,000 Bois d'Arc Energy, Inc.*....        17,030
                2,850 Brigham Exploration Co.*....        16,729
                1,000 Bronco Drilling Co., Inc.*..        16,410
                4,902 Cabot Oil & Gas Corp........       180,786
                1,500 Cal Dive International,
                      Inc.*.......................        24,945

                Shares                                Value
                -----------------------------------------------
                  1,336 Callon Petroleum Co.*.... $      18,931
                  1,086 CARBO Ceramics, Inc......        47,578
                  1,200 Carrizo Oil & Gas, Inc.*.        49,764
                  2,600 Cheniere Energy, Inc.*...       100,854
                  4,229 Cimarex Energy Co........       166,665
                    244 Clayton Williams Energy,
                        Inc.*....................         6,459
                  1,600 CNX Gas Corp.*...........        48,960
                122,800 Complete Production
                        Services, Inc.#*.........     3,174,380
                  2,450 Comstock Resources,
                        Inc.*....................        73,426
                    600 Contango Oil & Gas Co.*..        21,774
                  1,200 Continental Resources,
                        Inc.*....................        19,200
                  1,890 Crosstex Energy, Inc.....        54,300
                    800 Delek US Holdings, Inc...        21,320
                  3,196 Delta Petroleum Corp.*...        64,176
                  6,300 Denbury Resources, Inc.*.       236,250
                  4,400 Dresser-Rand Group,
                        Inc.*....................       173,800
                  1,266 Dril-Quip, Inc.*.........        56,907
                  1,039 Edge Petroleum Corp.*....        14,556
                  3,051 Encore Acquisition Co.*..        84,818
                  1,604 Energy Partners Ltd.*....        26,771
                  6,384 Equitable Resources, Inc.       316,391
                  4,396 Evergreen Energy, Inc.*..        26,508
                  3,000 EXCO Resources, Inc.*....        52,320
                    400 Flotek Industries, Inc.*.        23,980
                  3,386 FMC Technologies, Inc.*..       268,239
                  4,052 Forest Oil Corp.*........       171,224
                  5,720 Frontier Oil Corp........       250,364
                  1,400 FX Energy, Inc.*.........        12,810
                  2,100 GeoGlobal Resourses,
                        Inc.*....................        10,689
                  4,910 Global Industries Ltd.*..       131,686
                    500 GMX Resources, Inc.*.....        17,300

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                   700 Goodrich Petroleum
                       Corp.*..................... $      24,241
               139,709 Grey Wolf, Inc.#*..........     1,151,202
                   554 Gulf Island Fabrication,
                       Inc........................        19,224
                   600 Gulfport Energy Corp.*.....        11,988
                 4,709 Hanover Compressor Co.*....       112,310
                 2,400 Harvest Natural Resources,
                       Inc.*......................        28,584
                 4,705 Helix Energy Solutions
                       Group, Inc.*...............       187,777
                 5,370 Helmerich & Payne, Inc.....       190,205
                 1,200 Hercules Offshore, Inc.*...        38,856
                 2,354 Holly Corp.................       174,643
                 1,500 Horizon Offshore, Inc.*....        28,800
                 1,087 Hornbeck Offshore Services,
                       Inc.*......................        42,132
                 4,201 Input/Output, Inc.*........        65,578
                   854 Lufkin Industries, Inc.....        55,126
                 4,300 Mariner Energy, Inc.*......       104,275
                   426 Markwest Hydrocarbon,
                       Inc........................        24,465
                 1,400 Matrix Service Co.*........        34,790
                 1,500 McMoRan Exploration
                       Co.*.......................        21,000
                 3,839 Meridian Resource Corp.*...        11,594
                   900 NATCO Group, Inc.*.........        41,436
                 4,360 National Fuel Gas Co.......       188,832
                36,100 Newfield Exploration
                       Co.#*......................     1,644,355
                 5,190 Newpark Resources*.........        40,222
                 2,926 Oceaneering International,
                       Inc.*......................       154,025
                 2,461 Oil States International,
                       Inc.*......................       101,738
                 2,000 Parallel Petroleum Corp.*..        43,800
                 6,373 Parker Drilling Co.*.......        67,171

                 Shares                               Value
                 ----------------------------------------------
                  8,100 Patterson-UTI Energy,
                        Inc...................... $     212,301
                  2,132 Penn Virginia Corp.......        85,706
                    600 PetroCorp, Inc.#.........             0
                  8,136 Petrohawk Energy Corp.*..       129,037
                    704 Petroleum Development
                        Corp.*...................        33,426
                  2,600 Petroquest Energy, Inc.*.        37,804
                  2,500 Pioneer Drilling Co.*....        37,275
                  3,709 Plains Exploration &
                        Production Co.*..........       177,327
                  2,937 Pogo Producing Co........       149,170
                  2,518 Quicksilver Resources,
                        Inc.*....................       112,252
                  7,752 Range Resources Corp.....       290,002
                  1,015 Resource America, Inc....        20,919
                  2,900 Rosetta Resources, Inc.*.        62,466
                  5,756 Rowan Cos., Inc..........       235,881
                  1,647 RPC, Inc.................        28,065
                  1,308 SEACOR Holdings, Inc.*...       122,115
                  3,336 St. Mary Land &
                        Exploration Co...........       122,164
                  1,633 Stone Energy Corp.*......        55,947
                  2,300 SulphCo, Inc.*...........         8,303
                  4,155 Superior Energy
                        Services*................       165,868
                    500 Superior Well Services,
                        Inc.*....................        12,705
                  1,763 Swift Energy Co.*........        75,386
                  3,618 Tetra Technologies, Inc.*       102,028
                  2,935 Tidewater, Inc...........       208,033
                 31,330 Todco*...................     1,479,089
                    900 Toreador Resources
                        Corp.*...................        13,500
                    700 Trico Marine Services,
                        Inc.*....................        28,616
                  1,900 TXCO Resources, Inc.*....        19,532
                    700 Union Drilling, Inc.*....        11,494

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                50,459 Unit Corp.#*.............. $   3,174,376
                 1,677 Universal Compression
                       Holdings, Inc.*...........       121,532
                 3,600 VAALCO Energy, Inc.*......        17,388
                   500 Venoco, Inc.*.............         9,335
                 1,100 W&T Offshore, Inc.........        30,789
                76,235 W-H Energy Services, Inc.*     4,719,709
                 3,200 Warren Resources, Inc.*...        37,376
                 1,400 Western Refining, Inc.....        80,920
                46,906 Whiting Petroleum
                       Corp.#*...................     1,900,631
                 1,200 Willbros Group, Inc.*.....        35,616
                                                  -------------
                                                     27,961,103
                                                  -------------
                PHARMACEUTICALS -- 2.3%
                 1,579 Abraxis Bioscience, Inc.*.        35,101
                 1,200 Acadia Pharmaceuticals,
                       Inc.*.....................        16,404
                 1,800 Adams Respiratory
                       Therapeutics, Inc.*.......        70,902
                 3,100 Akorn, Inc.*..............        21,669
                 5,462 Alkermes, Inc.*...........        79,745
                 2,000 Alnylam Pharmaceuticals,
                       Inc.*.....................        30,380
                 2,276 Alpharma, Inc.............        59,199
                   500 Altus Pharmaceuticals,
                       Inc.*.....................         5,770
                 1,913 Array Biopharma, Inc.*....        22,325
                 1,500 Auxilium Pharmaceuticals,
                       Inc.*.....................        23,910
                   972 Bentley Pharmaceuticals,
                       Inc.*.....................        11,800
                 1,700 Bioenvision, Inc.*........         9,826
                 4,809 BioMarin Pharmaceuticals,
                       Inc.*.....................        86,273
                 1,000 Bradley Pharmaceuticals,
                       Inc.*.....................        21,710

                Shares                                Value
                --------------------------------------------------
                    271 Caraco Pharmaceutical
                        Laboratories Ltd.*....... $       4,114
                  3,441 Cephalon, Inc.*..........       276,622
                  3,053 Cubist Pharmaceuticals,
                        Inc.*....................        60,175
                  3,609 CV Therapeutics, Inc.*...        47,675
                  1,845 Cypress Bioscience, Inc.*        24,465
                  3,300 CytRx Corp.*.............        10,296
                  3,584 Dendreon Corp.*..........        25,375
                  4,202 Durect Corp.*............        16,178
                  6,983 Endo Pharmaceuticals
                        Holdings, Inc.*..........       239,028
                  1,685 HealthExtras, Inc.*......        49,842
                  2,600 Herbalife Ltd............       103,090
                  1,377 I-Flow Corp.*............        23,051
                  1,800 Idenix Pharmaceuticals,
                        Inc.*....................        10,620
                  3,000 ImClone Systems, Inc.*...       106,080
                  3,100 Indevus Pharmaceuticals,
                        Inc.*....................        20,863
                  4,392 Isis Pharmaceuticals,
                        Inc.*....................        42,514
                 12,676 King Pharmaceuticals,
                        Inc.*....................       259,351
                129,700 KV Pharmaceutical Co.#*..     3,533,028
                  4,000 Ligand Pharmaceuticals,
                        Inc. Class B.............        27,520
                  1,040 Mannatech, Inc...........        16,526
                  2,100 Mannkind Corp.*..........        25,893
                  7,193 Medarex, Inc.*...........       102,788
                  2,849 Medicines Co.*...........        50,199
                  3,118 Medicis Pharmaceutical
                        Corp.....................        95,224
                  4,318 MGI Pharma, Inc.*........        96,594
                 12,900 Mylan Laboratories, Inc..       234,651
                  3,634 Nabi Biopharmaceuticals*.        16,716

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                 1,200 Nastech Pharmaceutical Co.,
                       Inc.*...................... $      13,092
                 2,766 NBTY, Inc.*................       119,491
                 1,964 Neurocrine Biosciences,
                       Inc.*......................        22,056
                 1,401 Noven Pharmaceuticals,
                       Inc.*......................        32,853
                 6,300 Omnicare, Inc..............       227,178
                 2,449 Onyx Pharmaceuticals,
                       Inc.*......................        65,878
                 2,919 OSI Pharmaceuticals,
                       Inc.*......................       105,697
                 2,438 Pain Therapeutics, Inc.*...        21,235
                 2,048 Par Pharmaceutical Cos,
                       Inc.*......................        57,815
                 1,449 Penwest Pharmaceuticals
                       Co.,*......................        18,069
                 4,181 Perrigo Co.................        81,864
                 1,200 PetMed Express, Inc.*......        15,408
                 1,283 Pharmion Corp.*............        37,143
                 1,540 Pozen, Inc.*...............        27,828
                 1,100 PRA International*.........        27,830
                 1,700 Prestige Brands Holdings,
                       Inc.*......................        22,066
                 1,228 Progenics Pharmaceuticals,
                       Inc.*......................        26,488
                 1,595 Rigel Pharmaceuticals,
                       Inc.*......................        14,211
               240,500 Salix Pharmaceuticals
                       Ltd.#*.....................     2,958,150
                 3,000 Santarus, Inc.*............        15,510
                 1,736 Sciele Pharma, Inc.*.......        40,900
                 1,521 Tanox, Inc.*...............        29,523
                   993 United Therapeutics
                       Corp.*.....................        63,314
                   600 USANA Health Sciences,
                       Inc.*......................        26,844
                 5,480 Valeant Pharmaceuticals
                       International..............        91,461

                 Shares                               Value
                 ----------------------------------------------
                  1,200 Vanda Pharmaceuticals,
                        Inc.*.................... $      24,312
                  4,274 VCA Antech, Inc.*........       161,087
                  4,200 ViroPharma, Inc.*........        57,960
                  4,500 Warner Chilcott Ltd.*
                        Class A..................        81,405
                  5,300 Watson Pharmaceuticals,
                        Inc.*....................       172,409
                  1,100 Xenoport, Inc. Class A*..        48,862
                  2,300 Zymogenetics, Inc.*......        33,603
                                                  -------------
                                                     10,755,034
                                                  -------------
                 REAL ESTATE -- 3.6%
                  1,679 Acadia Realty Trust REIT.        43,570
                  2,846 Affordable Residential
                        Communities REIT*........        33,640
                    539 Agree Realty Corp. REIT..        16,844
                  2,400 Alesco Financial, Inc.
                        REIT.....................        19,512
                    108 Alexander's, Inc. REIT*..        43,659
                  1,528 Alexandria Real Estate
                        Equities, Inc. REIT......       147,941
                  5,218 AMB Property Corp.
                        REIT.....................       277,702
                  1,200 American Campus
                        Communities, Inc. REIT...        33,948
                  6,998 American Financial Realty
                        Trust REIT...............        72,219
                  2,437 American Home Mortgage
                        Investment Corp. REIT....        44,792
                 13,371 Annaly Mortgage
                        Management, Inc. REIT....       192,810
                  3,225 Anthracite Capital, Inc.
                        REIT.....................        37,732
                  2,623 Anworth Mortgage Asset
                        Corp. REIT...............        23,738
                  5,018 Apartment Investment &
                        Management Co. REIT......       253,008

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                   596 Arbor Realty Trust, Inc.
                       REIT....................... $      15,383
                83,450 Ashford Hospitality Trust,
                       Inc. REIT#.................       981,372
                   392 Avatar Holdings, Inc.
                       REIT*......................        30,160
                 3,600 BioMed Realty Trust, Inc.
                       REIT.......................        90,432
                65,497 Brandywine Realty Trust
                       REIT#......................     1,871,904
                 2,584 BRE Properties REIT........       153,205
                 2,875 Camden Property Trust
                       REIT.......................       192,539
                 2,325 Capital Lease Funding, Inc.
                       REIT.......................        24,994
                   584 Capital Trust, Inc. REIT...        19,938
                 3,286 CBL & Associates
                       Properties, Inc. REIT......       118,460
                   800 CBRE Realty Finance, Inc.
                       REIT.......................         9,512
                 2,262 Cedar Shopping Centers,
                       Inc. REIT..................        32,460
                 2,594 Colonial Properties Trust
                       REIT.......................        94,551
                 3,551 Commercial Net Lease
                       Realty REIT................        77,625
                   319 Consolidated-Tomoka Land
                       Co. REIT...................        22,103
                 2,039 Corporate Office Properties
                       Trust SBI MD REIT..........        83,619
                 2,319 Cousins Properties, Inc.
                       REIT.......................        67,274
                 4,269 Crescent Real Estate Equity
                       Co. REIT...................        95,796
                 1,100 Crystal River Capital, Inc.
                       REIT.......................        26,708
                 9,500 DCT Industrial Trust, Inc.
                       REIT.......................       102,220
                 3,100 Deerfield Triarc Capital
                       Corp. REIT.................        45,353

               Shares                                   Value
               --------------------------------------------------
                4,800 DiamondRock Hospitality
                      Co. REIT..................... $      91,584
                2,700 Digital Realty Trust, Inc.
                      REIT.........................       101,736
                5,300 Douglas Emmett, Inc.
                      REIT.........................       131,122
                7,000 Duke Realty Corp. REIT.......       249,690
                1,367 Eastgroup Properties
                      REIT.........................        59,902
               40,240 Education Realty Trust, Inc.
                      REIT#........................       564,567
                1,438 Entertainment Properties
                      Trust REIT...................        77,336
                2,954 Equity Inns, Inc. REIT.......        66,170
                1,112 Equity Lifestyle Properties,
                      Inc. REIT....................        58,035
                2,204 Equity One, Inc. REIT........        56,312
                1,297 Essex Property Trust, Inc.
                      REIT.........................       150,841
                3,100 Extra Space Storage, Inc.
                      REIT.........................        51,150
                2,952 Federal Realty Investment
                      Trust REIT...................       228,071
                3,128 FelCor Lodging Trust, Inc.
                      REIT.........................        81,422
                2,501 First Industrial Realty
                      Trust, Inc. REIT.............        96,939
                1,183 First Potomac Realty Trust
                      REIT.........................        27,552
                3,890 Forest City Enterprises, Inc.
                      REIT.........................       239,157
                3,200 Franklin Street Properties
                      Corp. REIT...................        52,928
                  994 Getty Realty Corp. REIT......        26,122
                1,976 Glimcher Realty Trust
                      REIT.........................        49,400
                1,200 GMH Communities Trust
                      REIT.........................        11,628
                1,100 Gramercy Capital Corp.
                      REIT.........................        30,294

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
               10,510 Health Care Property
                      Investors, Inc. REIT........ $     304,054
                4,082 Health Care, Inc. REIT......       164,750
                2,648 Healthcare Realty Trust,
                      Inc. REIT...................        73,561
                1,400 Hersha Hospitality Trust
                      REIT........................        16,548
                1,200 HFF, Inc. Class A REIT*.....        18,612
                3,519 Highland Hospitality Corp.
                      REIT........................        67,565
               36,623 Highwoods Properties, Inc.
                      REIT#.......................     1,373,362
                1,628 Home Properties, Inc.
                      REIT........................        84,542
                4,868 Hospitality Properties Trust
                      REIT........................       201,973
               10,567 HRPT Properties Trust
                      REIT........................       109,897
                4,506 IMPAC Mortgage Holdings,
                      Inc. REIT...................        20,773
                2,800 Inland Real Estate Corp.
                      REIT........................        47,544
                2,298 Innkeepers USA Trust
                      REIT........................        40,744
                2,966 Investors Real Estate Trust
                      REIT........................        30,639
                6,700 iStar Financial, Inc. REIT..       297,011
                1,600 JER Investors Trust, Inc.
                      REIT........................        24,000
                1,901 Jones Lang LaSalle, Inc.
                      REIT........................       215,763
                1,634 Kilroy Realty Corp. REIT....       115,753
                  800 Kite Realty Group Trust
                      REIT........................        15,216
                1,964 LaSalle Hotel Properties
                      REIT........................        85,277
                3,744 Lexington Corporate
                      Properties Trust REIT.......        77,875
                4,677 Liberty Property Trust
                      REIT........................       205,461

                Shares                                Value
                -----------------------------------------------
                 1,295 LTC Properties, Inc.
                       REIT...................... $      29,461
                 2,259 Luminent Mortgage Capital,
                       Inc. REIT.................        22,793
                 3,526 Mack-Cali Realty Corp.
                       REIT......................       153,346
                 2,008 Maguire Properties, Inc.
                       REIT......................        68,935
                 2,500 Medical Properties Trust,
                       Inc. REIT.................        33,075
                 2,300 Meruelo Maddux Properties,
                       Inc.*.....................        18,768
                 4,700 MFA Mortgage Investments,
                       Inc. REIT.................        34,216
                 1,475 Mid-America Apartment
                       Communities, Inc. REIT....        77,408
                 1,376 National Health Investors,
                       Inc. REIT.................        43,647
                 4,529 Nationwide Health
                       Properties, Inc. REIT.....       123,189
                 2,000 Newcastle Investment Corp.
                       REIT......................        50,140
                 3,100 NorthStar Realty Finance
                       Corp. REIT................        38,781
                 2,053 Novastar Financial, Inc.
                       REIT......................        14,330
                 3,518 Omega Healthcare
                       Investors, Inc. REIT......        55,690
                   869 Parkway Properties, Inc.
                       REIT......................        41,738
                 1,544 Pennsylvania Real Estate
                       Investment Trust REIT.....        68,446
                 2,372 Post Properties, Inc. REIT       123,652
                   968 PS Business Parks, Inc.
                       REIT......................        61,342
                 3,386 RAIT Investment Trust
                       REIT......................        88,104
                   892 Ramco-Gershenson
                       Properties REIT...........        32,050

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                   Value
               --------------------------------------------------
                5,112 Realty Income Corp.
                      REIT......................... $     128,771
                1,054 Redwood Trust, Inc. REIT.....        50,993
                3,616 Regency Centers Corp.
                      REIT.........................       254,928
                1,600 Republic Property Trust
                      REIT.........................        19,600
                  800 Resource Capital Corp.
                      REIT.........................        11,184
                  543 Saul Centers, Inc. REIT......        24,625
                3,950 Senior Housing Properties
                      Trust REIT...................        80,382
                1,050 Sovran Self Storage, Inc.
                      REIT.........................        50,568
                5,900 Spirit Finance Corp.
                      REIT.........................        85,904
                3,800 St. Joe Co...................       176,092
                3,700 Strategic Hotel Capital, Inc.
                      REIT.........................        83,213
                  680 Sun Communities, Inc.
                      REIT.........................        20,244
                3,400 Sunstone Hotel Investors,
                      Inc. REIT....................        96,526
                1,626 Tanger Factory Outlet
                      Centers REIT.................        60,894
                  744 Tarragon Corp. REIT*.........         6,294
                2,943 Taubman Centers, Inc.
                      REIT.........................       146,002
                1,000 Thomas Properties Group,
                      Inc..........................        15,980
                6,213 Thornburg Mortgage, Inc.
                      REIT.........................       162,656
                2,600 U-Store-It Trust REIT........        42,614
                6,863 UDR, Inc. REIT...............       180,497
                  532 Universal Health Realty
                      Trust Income REIT............        17,716
                1,458 Urstadt Biddle Properties,
                      Inc. REIT....................        24,801
                6,948 Ventas, Inc. REIT............       251,865

                Shares                                 Value
                ------------------------------------------------
                47,749 Washington Real Estate
                       Investment Trust REIT#..... $   1,623,466
                 4,012 Weingarten Realty Investors
                       REIT.......................       164,893
                 1,794 Winston Hotels, Inc.
                       REIT.......................        26,910
                 1,700 Winthrop Realty Trust
                       REIT.......................        11,747
                                                   -------------
                                                      16,488,077
                                                   -------------
                RETAIL -- 5.9%
                 2,633 99 Cents Only Stores*......        34,519
                   900 AC Moore Arts & Crafts,
                       Inc.*......................        17,649
                 5,506 Advance Auto Parts.........       223,158
                 2,900 Aeropostale, Inc.*.........       120,872
                 1,300 AFC Enterprises, Inc.*.....        22,477
                 9,659 American Eagle
                       Outfitters.................       247,850
                 3,536 AnnTaylor Stores Corp.*....       125,245
                 1,400 Asbury Automotive Group,
                       Inc........................        34,930
                 8,000 AutoNation, Inc.*..........       179,520
                 2,910 Barnes & Noble, Inc........       111,948
                 1,544 Bebe Stores, Inc...........        24,719
                 1,300 Big 5 Sporting Goods
                       Corp.......................        33,150
                 5,808 Big Lots, Inc.*............       170,871
                 3,307 BJ's Wholesale Club,
                       Inc.*......................       119,151
                11,110 Blockbuster, Inc.*.........        47,884
                   300 Bon-Ton Stores, Inc........        12,018
                   900 Books-A-Million, Inc.......        15,246
                66,910 Borders Group, Inc.#.......     1,275,305
                 5,870 Brinker International,
                       Inc........................       171,815
                 2,307 Brown Shoe Co., Inc........        56,106
                   799 Buckle, Inc................        31,481

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                   900 Build-A-Bear Workshop,
                       Inc.*...................... $      23,526
                 1,900 Cabela's, Inc.*............        42,047
                   745 Cache, Inc.*...............         9,886
                11,086 Carmax, Inc.*..............       282,693
                 2,772 Casey's General Stores,
                       Inc........................        75,565
                 1,721 Cash America International,
                       Inc........................        68,238
                 1,900 Casual Male Retail Group,
                       Inc.*......................        19,190
                63,447 Cato Corp..................     1,392,027
                 1,087 Charlotte Russe Holding,
                       Inc.*......................        29,208
                 6,858 Charming Shoppes*..........        74,272
                 9,100 Chico's FAS, Inc.*.........       221,494
                 1,250 Childrens Place*...........        64,550
                52,556 Christopher & Banks
                       Corp.#.....................       901,335
                 8,800 Circuit City Stores, Inc...       132,704
                   600 Citi Trends, Inc.*.........        22,776
               122,143 Coldwater Creek, Inc.#*....     2,837,382
                   584 Conn's, Inc.*..............        16,679
                 3,436 Copart, Inc.*..............       105,107
                 2,324 CSK Auto Corp.*............        42,762
                   164 DEB Shops, Inc.............         4,535
                 2,240 Dick's Sporting Goods,
                       Inc.*......................       130,301
                 3,027 Dillard's, Inc.............       108,760
                35,674 Dollar Tree Stores, Inc.*..     1,553,603
                 2,480 Dress Barn, Inc.*..........        50,890
                 1,000 DSW, Inc.*.................        34,820
                 1,200 Eddie Bauer Holdings,
                       Inc.*......................        15,420
                 2,100 EZCORP, Inc. Class A*......        27,804
                 7,900 Family Dollar Stores, Inc..       271,128
                 2,334 Finish Line, Inc...........        21,263

                Shares                                Value
                -----------------------------------------------
                 1,486 First Cash Financial
                       Services, Inc.*........... $      34,832
                 7,914 Foot Locker, Inc..........       172,525
                 2,503 Fred's, Inc...............        33,490
                 8,240 GameStop Corp.*...........       322,184
                 1,221 Genesco, Inc.*............        63,870
                 1,209 Group 1 Automotive, Inc...        48,771
                 1,692 Guitar Center, Inc.*......       101,198
                 1,101 Haverty Furniture Cos.,
                       Inc.......................        12,849
                60,095 Hibbett Sports, Inc.#*....     1,645,401
                 2,597 HOT Topic, Inc.*..........        28,229
                46,769 Insight Enterprises,
                       Inc.#*....................     1,055,576
                 2,000 J. Crew Group, Inc.*......       108,180
                 2,200 Jamba, Inc.*..............        20,108
                 1,381 Jo-Ann Stores, Inc.*......        39,262
                 1,034 JOS A Bank Clothiers,
                       Inc.*.....................        42,880
                24,427 Kenneth Cole Productions,
                       Inc.#.....................       603,347
                   906 Lithia Motors, Inc........        22,958
                 1,876 Longs Drug Stores Corp....        98,527
                   900 MarineMax, Inc.*..........        18,018
                32,452 Men's Wearhouse, Inc......     1,657,324
                   982 Movado Group, Inc.........        33,133
                 2,159 MSC Industrial Direct Co..       118,745
                 1,000 New York & Co., Inc.*.....        10,960
                 2,324 Nu Skin Enterprises, Inc..        38,346
                 5,896 O'Reilly Automotive, Inc.*       215,499
                 4,086 OfficeMax, Inc............       160,580
                 3,505 Pacific Sunwear of
                       California*...............        77,110
                 1,302 Pantry, Inc.*.............        60,022
                 3,260 Payless Shoesource, Inc.*.       102,853
                 3,062 Penske Automotive Group,
                       Inc.......................        65,190

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                  1,971 PEP Boys-Manny Moe &
                        Jack..................... $      39,735
                 40,900 PETsMART, Inc............     1,327,205
                  4,849 Pier 1 Imports, Inc......        41,168
                    200 PriceSmart, Inc..........         4,946
                  7,000 RadioShack Corp..........       231,980
                  2,508 Regis Corp...............        95,931
                    962 Retail Ventures, Inc.*...        15,517
                 23,818 Rite Aid Corp.*..........       151,959
                 52,900 Ross Stores, Inc.........     1,629,320
                  1,400 Rush Enterprises, Inc.*..        30,408
                  7,502 Saks, Inc................       160,168
                  4,700 Sally Beauty Holdings,
                        Inc.*....................        42,300
                  1,334 School Specialty, Inc.*..        47,277
                  3,000 Select Comfort Corp.*....        48,660
                    400 Shoe Carnival, Inc.*.....        10,996
                  1,763 Sonic Automotive, Inc....        51,074
                 67,213 Stage Stores, Inc.#......     1,408,784
                  1,464 Stein Mart, Inc..........        17,949
                    282 Syms Corp.*..............         5,564
                    610 Systemax, Inc............        12,694
                  1,192 Talbots, Inc.............        29,836
                  7,100 Tiffany & Co.............       376,726
                  1,729 Tractor Supply Co.*......        89,994
                 49,325 Tuesday Morning Corp.#...       609,657
                  1,668 Tween Brands, Inc.*......        74,393
                  1,238 Under Armour, Inc.*......        56,515
                  5,692 Urban Outfitters, Inc.*..       136,779
                    800 Volcom, Inc.*............        40,104
                    770 West Marine, Inc.*.......        10,595
                  4,800 Wet Seal, Inc.*..........        28,848
                  4,668 Williams-Sonoma, Inc.....       147,415
                  1,600 World Fuel Services Corp.        67,296
                 58,152 Zale Corp.#*.............     1,384,599
                    900 Zumiez, Inc.*............        34,002
                                                  -------------
                                                     27,128,240
                                                  -------------

                 Shares                               Value
                 ----------------------------------------------
                 SAVINGS & LOAN -- 1.0%
                    320 Abington Bancorp, Inc.... $       3,056
                    992 Anchor Bancorp Wisconsin,
                        Inc......................        25,980
                  4,395 Astoria Financial Corp...       110,051
                  2,934 Bank Mutual Corp.........        33,829
                  2,692 BankAtlantic Bancorp,
                        Inc......................        23,178
                 65,379 BankUnited Financial
                        Corp.....................     1,312,157
                    400 Berkshirehill Bancorp,
                        Inc......................        12,604
                  3,650 Brookline Bancorp, Inc...        42,011
                  1,194 Capitol Federal Financial        44,082
                  1,100 Clifton Savings Bancorp,
                        Inc......................        11,924
                  1,351 Dime Community
                        Bancshares...............        17,820
                  1,230 Downey Financial Corp....        81,155
                    767 First Financial Holdings,
                        Inc......................        25,089
                  5,318 First Niagara Financial
                        Group, Inc...............        69,666
                  1,194 First Place Financial
                        Corp.....................        25,217
                    961 FirstFed Financial Corp.*        54,518
                  2,088 Flagstar Bancorp, Inc....        25,160
                    879 Flushing Financial Corp..        14,117
                  1,394 Franklin Bank Corp.*.....        20,771
                    711 Horizon Financial Corp...        15,493
                  3,100 Investors Bancorp, Inc.*.        41,633
                    400 Itla Capital Corp........        20,848
                  1,300 Kearny Financial Corp....        17,524
                  1,908 KNBT Bancorp, Inc........        28,048
                  1,612 MAF Bancorp, Inc.........        87,467
                    200 NASB Financial, Inc......         6,730
                 16,036 New York Community
                        Bancorp, Inc.............       272,933

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                  6,396 NewAlliance Bancshares,
                        Inc...................... $      94,149
                  1,238 Northwest Bancorp, Inc...        32,361
                  2,269 Partners Trust Financial
                        Group, Inc...............        23,824
                  1,459 PFF Bancorp, Inc.........        40,750
                  3,564 Provident Financial
                        Services, Inc............        56,169
                  2,473 Provident New York
                        Bancorp..................        33,410
                    700 Rockville Financial, Inc.        10,570
                    400 Roma Financial Corp......         6,628
                 54,818 Sterling Financial Corp..     1,586,433
                  5,200 TFS Financial Corp.*.....        60,008
                    964 TierOne Corp.............        29,016
                  1,776 United Community
                        Financial Corp...........        17,724
                    900 ViewPoint Financial
                        Group....................        15,489
                  4,775 Washington Federal, Inc..       116,080
                    900 Wauwatosa Holdings,
                        Inc.*....................        14,886
                    876 Westfield Financial, Inc.         8,734
                    400 WSFS Financial Corp......        26,172
                                                  -------------
                                                      4,615,464
                                                  -------------
                 SEMICONDUCTORS -- 3.1%
                  1,416 Actel Corp.*.............        19,697
                  2,300 Advanced Analogic
                        Technologies, Inc.*......        22,310
                  3,121 AMIS Holdings, Inc.*.....        39,075
                  5,200 Amkor Technology, Inc.*..        81,900
                  3,000 ANADIGICS, Inc.*.........        41,370
                 17,071 Applied Micro Circuits
                        Corp.*...................        42,677
                  2,246 Asyst Technologies, Inc.*        16,239
                 24,876 Atmel Corp.*.............       138,310
                 52,021 ATMI, Inc.*..............     1,560,630

               Shares                                  Value
               -------------------------------------------------
                10,800 Avanex Corp.*.............. $      19,440
                 6,200 Axcelis Technologies,
                       Inc.*......................        40,238
                 4,111 Brooks Automation, Inc.*...        74,615
                61,442 Cirrus Logic, Inc.*........       509,969
                 1,260 Cohu, Inc..................        28,035
                26,382 Conexant Systems, Inc.*....        36,407
                 4,469 Credence Systems Corp.*....        16,088
                 4,489 Cree, Inc.*................       116,041
                 7,800 Cypress Semiconductor
                       Corp.*.....................       181,662
                 1,236 Diodes, Inc.*..............        51,628
                 1,716 DSP Group, Inc.*...........        35,126
                92,829 Emulex Corp.#*.............     2,027,385
                96,834 Entegris, Inc.#*...........     1,150,388
                 1,583 Exar Corp.*................        21,212
                 6,237 Fairchild Semiconductor
                       International, Inc.*.......       120,499
                 2,683 Formfactor, Inc.*..........       102,759
                 1,521 Genesis Microchip, Inc.*...        14,237
                   800 Hittite Microwave Corp.*...        34,184
                10,045 Integrated Device
                       Technology, Inc.*..........       153,387
                 3,968 International Rectifier
                       Corp.*.....................       147,848
                 7,017 Intersil Corp..............       220,755
                93,800 IPG Photonics Corp.#*......     1,871,310
                 2,048 IXYS Corp.*................        17,101
                10,375 JDS Uniphase Corp.*........       139,336
                 3,640 Kulicke & Soffa Industries,
                       Inc.*......................        38,111
                 6,745 Lattice Semiconductor
                       Corp.*.....................        38,581
                40,162 LSI Logic Corp.*...........       301,617
                 4,201 LTX Corp.*.................        23,358
                 3,414 Mattson Technology, Inc.*..        33,116
               198,500 Micrel, Inc.#..............     2,524,920

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                 4,316 Microsemi Corp.*........... $     103,368
                 2,400 Microtune, Inc.*...........        12,552
                 2,565 MIPS Technologies, Inc.*...        22,546
                 2,493 MKS Instruments, Inc.*.....        69,056
                   800 Monolithic Power Systems,
                       Inc.*......................        13,960
                   800 Netlogic Microsystems,
                       Inc.*......................        25,472
                 6,500 Novellus Systems, Inc.*....       184,405
                 2,900 Omnivision Technologies,
                       Inc.*......................        52,519
                12,408 ON Semiconductor Corp.*....       133,014
                 1,250 Pericom Semiconductor
                       Corp.*.....................        13,950
                 2,463 Photronics, Inc.*..........        36,649
                 1,221 PLX Technology, Inc.*......        13,626
                11,427 PMC - Sierra, Inc.*........        88,331
                 7,806 QLogic Corp.*..............       129,970
                 5,125 Rambus, Inc.*..............        92,147
                 1,532 Rudolph Technologies,
                       Inc.*......................        25,446
                   921 Semitool, Inc.*............         8,851
                 4,177 Semtech Corp.*.............        72,387
                 4,691 Silicon Image, Inc.*.......        40,249
                 2,955 Silicon Laboratories, Inc.*       102,272
                 3,009 Sirf Technology Holdings,
                       Inc.*......................        62,407
                 8,877 Skyworks Solutions, Inc.*..        65,246
                 4,900 Spansion, Inc. Class A*....        54,390
                 1,206 Standard Microsystems
                       Corp.*.....................        41,414
                   692 Supertex, Inc.*............        21,687
                 9,800 Teradyne, Inc.*............       172,284
                 2,609 Tessera Technologies,
                       Inc.*......................       105,795
                 8,306 Triquint Semiconductor,
                       Inc.*......................        42,028
                 1,426 Ultratech, Inc.*...........        19,009

                 Shares                               Value
                 ----------------------------------------------
                   4,553 Varian Semiconductor
                         Equipment Associates,
                         Inc.*................... $     182,393
                   1,963 Veeco Instruments, Inc.*        40,713
                   1,000 Volterra Semiconductor
                         Corp.*..................        14,200
                   2,701 Zoran Corp.*............        54,128
                                                  -------------
                                                     14,168,025
                                                  -------------
                 SOFTWARE -- 4.2%
                  14,788 Activision, Inc.*.......       276,092
                   3,700 Actuate Corp.*..........        25,123
                  64,874 Acxiom Corp.............     1,715,917
                   1,229 Advent Software, Inc.*..        40,004
                   2,506 Allscripts Healthcare
                         Solutions, Inc.*........        63,853
                   1,600 American Reprographics
                         Co.*....................        49,264
                   3,824 Ansys, Inc.*............       101,336
                   4,809 Aspen Technology, Inc.*.        67,326
                   2,255 Avid Technology, Inc.*..        79,714
                  84,300 BEA Systems, Inc.*......     1,154,067
                   2,641 Blackbaud, Inc..........        58,313
                  47,500 Blackboard, Inc.#*......     2,000,700
                  10,500 BMC Software, Inc.*.....       318,150
                   4,681 Borland Software Corp.*.        27,805
                     851 Bottomline Technologies,
                         Inc.*...................        10,510
                   3,334 Cerner Corp.*...........       184,937
                   1,600 Commvault Systems,
                         Inc.*...................        27,632
                     614 Computer Programs &
                         Systems, Inc............        19,022
                 198,204 Compuware Corp.*........     2,350,699
                   1,700 Concur Technologies,
                         Inc.*...................        38,845
                   2,439 CSG Systems
                         International*..........        64,658

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                  1,328 Digi International, Inc.* $      19,575
                    700 DivX, Inc.*..............        10,500
                  3,134 Dun & Bradstreet Corp....       322,739
                  2,784 Eclipsys Corp.*..........        55,123
                  2,522 eFunds Corp.*............        89,001
                  3,380 Epicor Software Corp.*...        50,261
                  1,202 EPIQ Systems, Inc.*......        19,416
                  2,864 Fair Isaac Corp..........       114,904
                  1,818 FalconStor Software,
                        Inc.*....................        19,180
                  4,134 Global Payments, Inc.....       163,913
                  1,245 Infocrossing, Inc.*......        22,995
                  4,710 Informatica Corp.*.......        69,567
                  1,648 infoUSA, Inc.............        16,843
                  1,000 Innerworkings, Inc.*.....        16,020
                  1,900 InPhonic, Inc.*..........         8,854
                  1,311 Inter-Tel, Inc...........        31,372
                  2,800 INVESTools, Inc.*........        27,888
                  1,093 JDA Software Group,
                        Inc.*....................        21,456
                  7,464 Lawson Software, Inc.*...        73,819
                    900 Mantech International
                        Corp.*...................        27,747
                    522 MicroStrategy, Inc.*.....        49,324
                  2,467 Midway Games, Inc.*......        15,690
                  1,900 MSC.Software Corp.*......        25,726
                  5,000 NAVTEQ Corp.*............       211,700
                 17,467 Novell, Inc.*............       136,068
                  7,311 Nuance Communications,
                        Inc.*....................       122,313
                  1,700 Omnicell, Inc.*..........        35,326
                  1,000 Omniture, Inc.*..........        22,920
                  1,609 Packeteer, Inc.*.........        12,566
                 98,796 Parametric Technology
                        Corp.*...................     2,134,981
                293,500 PDF Solutions, Inc.#*....     3,472,105
                    573 Pegasystems, Inc.........         6,263

                 Shares                               Value
                 ----------------------------------------------
                  1,600 Phase Forward, Inc.*..... $      26,928
                  2,271 Progress Software Corp.*.        72,195
                 48,926 QAD, Inc.#...............       406,086
                    876 Quality Systems, Inc.....        33,262
                  3,699 Quest Software, Inc.*....        59,887
                  9,800 Red Hat, Inc.*...........       218,344
                    506 Renaissance Learning,
                        Inc......................         6,654
                  4,700 Salesforce.com, Inc.*....       201,442
                  1,104 Schawk, Inc..............        22,102
                  6,594 SEI Investments Co.......       191,490
                  1,300 Smith Micro Software,
                        Inc.*....................        19,578
                  1,100 Solera Holdings, Inc.*...        21,318
                  4,100 SourceForge, Inc.*.......        17,302
                  1,164 SPSS, Inc.*..............        51,379
                 66,050 Sybase, Inc.*............     1,577,934
                    800 Synchronoss Technologies,
                        Inc.*....................        23,472
                    955 SYNNEX Corp.*............        19,682
                  4,012 Take-Two Interactive
                        Software, Inc.*..........        80,120
                  1,000 Taleo Corp.*.............        22,530
                  3,571 THQ, Inc.*...............       108,987
                  2,000 Total System Services,
                        Inc......................        59,020
                  1,772 TradeStation Group, Inc.*        20,644
                  2,146 Transaction Systems
                        Architects, Inc.*........        72,234
                  3,188 Trident Microsystems,
                        Inc.*....................        58,500
                  1,103 Ultimate Software Group,
                        Inc.*....................        31,910
                  3,200 VeriFone Holdings, Inc.*.       112,800
                    700 Visual Sciences, Inc.*...        10,829
                  4,394 Wind River Systems,
                        Inc.*....................        48,334
                                                  -------------
                                                     19,695,085
                                                  -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                -----------------------------------------------
                TELECOMMUNICATIONS -- 2.5%
                19,331 3Com Corp.*............... $      79,837
                 7,207 Adaptec, Inc.*............        27,459
                 5,914 ADC Telecommunications,
                       Inc.*.....................       108,404
                 3,401 Adtran, Inc...............        88,324
                 4,312 Aeroflex, Inc.*...........        61,101
                 2,439 Alaska Communications
                       Systems Group, Inc........        38,634
                 1,169 Anaren, Inc.*.............        20,586
                 7,841 Andrew Corp.*.............       113,224
                 1,535 Anixter International,
                       Inc.*.....................       115,447
                 5,888 Arris Group, Inc.*........       103,570
                 3,041 Atheros Communications,
                       Inc.*.....................        93,784
                   300 Atlantic Tele-Network,
                       Inc.......................         8,592
                 1,030 Audiovox Corp.*...........        13,359
                   950 Black Box Corp............        39,311
                 2,433 C-COR.net Corp.*..........        34,208
                   800 Cbeyond Communications,
                       Inc.*.....................        30,808
                 1,454 Centennial Communications
                       Corp.*....................        13,798
                 5,700 CenturyTel, Inc...........       279,585
                 4,655 Ciena Corp.*..............       168,185
                14,192 Cincinnati Bell, Inc.*....        82,030
                17,792 Citizens Communications
                       Co........................       271,684
                 1,000 Clearwire Corp. Class A*..        24,430
                25,397 CommScope, Inc.#*.........     1,481,915
                 1,000 Comtech Group, Inc.*......        16,510
                 1,244 Comtech Telecommunications
                       Corp.*....................        57,746

                Shares                                 Value
                ------------------------------------------------
                 1,200 Consolidated Communications
                       Holdings, Inc.............. $      27,120
                   938 CT Communications, Inc.....        28,618
                 1,824 Ditech Networks, Inc.*.....        14,939
                 8,130 Dobson Communications
                       Corp.*.....................        90,324
                 1,000 EMS Technologies, Inc.*....        22,060
                   700 Eschelon Telecom, Inc.*....        20,720
                 6,634 Extreme Networks*..........        26,868
                40,300 FairPoint Communications,
                       Inc.#......................       715,325
                 7,100 FiberTower Corp.*..........        30,743
                10,800 Finisar Corp.*.............        40,824
                 7,484 Foundry Networks, Inc.*....       124,683
                 3,101 General Communication,
                       Inc.*......................        39,724
                   700 GeoEye, Inc.*..............        15,211
                 1,000 Global Crossing Ltd.*......        18,880
                 1,300 Globalstar, Inc.*..........        13,455
                   713 Golden Telecom, Inc........        39,222
                 4,685 Harmonic, Inc.*............        41,556
                 1,500 Harris Stratex Networks,
                       Inc.*......................        26,970
                   200 Hughes Communications,
                       Inc.*......................        10,436
                 3,500 Hypercom Corp.*............        20,685
                 4,100 ICO Global Communications
                       Holdings Ltd.*.............        14,268
                 2,300 IDT Corp. Class B..........        23,736
                 2,539 Interdigital Communications
                       Corp.*.....................        81,680
                 1,900 Iowa Telecommunications
                       Services, Inc..............        43,187
                 1,000 iPCS, Inc..................        33,870
                 2,943 Ixia*......................        27,252
                 1,100 Knology, Inc.*.............        19,107

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                   Value
               --------------------------------------------------
                 2,600 Leap Wireless International,
                       Inc.*....................... $     219,700
                   700 Loral Space &
                       Communications, Inc.*.......        34,496
                 2,150 Mastec, Inc.*...............        34,013
                 6,913 MRV Communications,
                       Inc.*.......................        22,467
                 1,991 Netgear, Inc.*..............        72,174
               112,400 NeuStar, Inc.#*.............     3,256,228
                 2,215 Newport Corp.*..............        34,288
                   938 North Pittsburgh Systems,
                       Inc.........................        19,933
                 1,543 Novatel Wireless, Inc.*.....        40,149
                 1,000 NTELOS Holdings Corp........        27,640
                   886 Oplink Communications,
                       Inc.*.......................        13,290
                   900 OpNext, Inc.*...............        11,916
                   500 Optium Corp.*...............         6,325
                 1,100 Orbcomm, Inc.*..............        18,051
                 3,900 PAETEC Holding Corp.*.......        44,031
                 2,697 Plantronics, Inc............        70,715
                 5,025 Polycom, Inc.*..............       168,840
                 7,260 Powerwave Technologies,
                       Inc.*.......................        48,642
                67,001 Premiere Global Services,
                       Inc.*.......................       872,353
                 1,831 RCN Corp.*..................        34,405
                10,265 RF Micro Devices, Inc.*.....        64,054
                   500 Rural Cellular Corp.
                       Class A*....................        21,905
                 1,400 SAVVIS, Inc.*...............        69,314
                 5,349 SBA Communications
                       Corp.*......................       179,673
                   488 Shenandoah Telecom Co.......        24,805
                 1,600 Sirenza Microdevices,
                       Inc.*.......................        18,992
                14,100 Sonus Networks, Inc.*.......       120,132

                Shares                                Value
                -----------------------------------------------
                   978 SureWest
                       Communications............ $      26,641
                10,800 Sycamore Networks, Inc.*..        43,416
                 2,430 Symmetricom, Inc.*........        20,412
                 1,100 Syniverse Holdings, Inc.*.        14,146
                 3,359 Tekelec*..................        48,437
                 5,400 Telephone & Data Systems,
                       Inc.......................       337,878
                22,800 Tellabs, Inc.*............       245,328
                 7,287 Time Warner Telecom,
                       Inc.*.....................       146,469
                 1,523 USA Mobility, Inc.*.......        40,755
                 4,754 UTStarcom, Inc.*..........        26,670
                 1,384 Viasat, Inc.*.............        44,426
                 2,000 Vonage Holdings Corp.*....         6,220
                                                  -------------
                                                     11,533,323
                                                  -------------
                TRANSPORTATION -- 2.6%
                 3,800 ABX Air, Inc.*............        30,628
                 1,200 Aircastle Ltd.............        47,772
                36,255 Alexander & Baldwin,
                       Inc.#.....................     1,925,503
                   574 Amerco, Inc.*.............        43,337
                 3,600 American Commercial Lines,
                       Inc.*.....................        93,780
                 1,034 Arkansas Best Corp........        40,295
                   500 Arlington Tankers Ltd.....        14,340
                   600 Atlas Air Worldwide
                       Holdings, Inc.*...........        35,364
                 1,021 Bristow Group, Inc.*......        50,591
                14,500 C.H. Robinson Worldwide,
                       Inc.#.....................       761,540
                 1,400 Celadon Group, Inc.*......        22,260
                 2,301 Con-way, Inc..............       115,602
                   800 Double Hull Tankers, Inc..        12,472
                   614 Dynamex, Inc.*............        15,675
                 2,000 Eagle Bulk Shipping, Inc..        44,820
                 1,802 EGL, Inc.*................        83,757

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                18,700 Expeditors International of
                       Washington, Inc.#.......... $     772,310
                 1,867 Florida East Coast
                       Industries, Inc............       154,924
                 1,821 Forward Air Corp...........        62,078
                 2,500 Frontline Ltd..............       114,625
                 2,547 GATX Corp..................       125,440
                   800 Genco Shipping & Trading
                       Ltd........................        33,008
                 1,300 General Maritime Corp......        34,814
                 2,100 Genesee & Wyoming,
                       Inc.*......................        62,664
                 1,500 Golar LNG Ltd..............        24,990
                   881 Greenbrier Cos, Inc........        26,624
                 1,028 Gulfmark Offshore, Inc.*...        52,654
                 3,517 Heartland Express, Inc.....        57,327
                16,800 Hertz Global Holdings,
                       Inc.*......................       446,376
                 1,600 Horizon Lines, Inc.........        52,416
                 2,188 HUB Group, Inc.*...........        76,930
                   700 Interpool, Inc.............        18,830
                 4,950 JB Hunt Transport Services,
                       Inc........................       145,134
                 3,855 Kansas City Southern*......       144,717
                46,082 Kirby Corp.#*..............     1,769,088
                45,212 Knight Transportation,
                       Inc.#......................       876,209
                   700 Knightsbridge Tankers
                       Ltd........................        21,357
                 4,095 Laidlaw International,
                       Inc........................       141,482
                 2,832 Landstar System, Inc.......       136,644
                 1,054 Marten Transport Ltd.*.....        18,982
                85,500 Navios Maritime Holdings,
                       Inc........................     1,032,840
                 1,300 Nordic American Tanker
                       Shipping Ltd...............        53,092
                 1,575 Old Dominion Freight
                       Line*......................        47,486

                Shares                                Value
                -----------------------------------------------
                 1,666 Overseas Shipholding
                       Group..................... $     135,612
                 2,071 Pacer International, Inc..        48,710
                   100 Patriot Transportation
                       Holding, Inc.*............         8,670
                   800 PHI, Inc.*................        23,832
                 3,142 Ryder System, Inc.........       169,040
                20,631 Saia, Inc.#*..............       562,401
                 1,500 Ship Finance International
                       Ltd.......................        44,520
                   800 TAL International Group,
                       Inc.......................        23,768
                 2,100 Teekay Corp...............       121,611
                   600 Ultrapetrol Bahamas
                       Ltd.*.....................        14,220
                   200 Universal Truckload
                       Services, Inc.*...........         3,974
                 5,100 UTI Worldwide, Inc........       136,629
                 2,175 Werner Enterprises, Inc...        43,826
                20,480 YRC Worldwide, Inc.#*.....       753,664
                                                  -------------
                                                     11,931,254
                                                  -------------
                UTILITIES-ELECTRIC -- 2.1%
                 5,944 Alliant Energy Corp.......       230,924
                20,459 Aquila, Inc.*.............        83,677
                 2,820 Avista Corp...............        60,771
                24,293 Black Hills Corp.#........       965,647
                16,400 Centerpoint Energy, Inc...       285,360
                   400 Central Vermont Public
                       Service Corp..............        15,072
                 1,004 CH Energy Group, Inc......        45,150
                 3,184 Cleco Corp................        78,008
                11,400 CMS Energy Corp...........       196,080
                 5,712 DPL, Inc..................       161,878
                54,208 El Paso Electric Co.#*....     1,331,348
                 1,894 Empire District Electric
                       Co........................        42,369
                 8,013 Energy East Corp..........       209,059

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                 Shares                               Value
                 ----------------------------------------------
                  4,564 Great Plains Energy, Inc. $     132,904
                  4,078 Hawaiian Electric
                        Industries...............        96,608
                  2,301 Idacorp, Inc.............        73,724
                    600 Integrated Electrical
                        Services, Inc.*..........        19,782
                  3,963 Integrys Energy Group,
                        Inc......................       201,043
                  2,100 ITC Holdings Corp........        85,323
                  9,497 MDU Resources Group,
                        Inc......................       266,296
                  1,024 MGE Energy, Inc..........        33,454
                  8,000 Northeast Utilities......       226,880
                  1,981 NorthWestern Corp........        63,016
                  5,520 NSTAR....................       179,124
                  4,673 OGE Energy Corp..........       171,265
                    500 Ormat Technologies, Inc..        18,840
                 29,781 Otter Tail Corp.#........       955,077
                 10,049 Pepco Holdings, Inc......       283,382
                  1,000 Pike Electric Corp.*.....        22,380
                  5,232 Pinnacle West Capital
                        Corp.....................       208,495
                 53,188 PNM Resources, Inc.#.....     1,478,094
                  1,600 Portland General Electric
                        Co.......................        43,904
                  6,027 Puget Energy, Inc........       145,733
                  5,900 SCANA Corp...............       225,911
                 11,460 Sierra Pacific Resources*       201,237
                 10,665 TECO Energy, Inc.........       183,225
                  1,406 UIL Holdings Corp........        46,539
                  1,947 Unisource Energy Corp....        64,037
                  4,846 Westar Energy, Inc.......       117,661
                  6,069 Wisconsin Energy Corp....       268,432
                                                  -------------
                                                      9,517,709
                                                  -------------
                 UTILITIES-GAS -- 0.7%
                  4,039 AGL Resources, Inc.......       163,499
                  4,901 Atmos Energy Corp........       147,324

                 Shares                              Value
                 ---------------------------------------------
                    696 Cascade Natural Gas
                        Corp.................... $      18,381
                  3,752 Energen Corp............       206,135
                    352 EnergySouth, Inc........        17,952
                  1,250 Laclede Group, Inc......        39,850
                  1,370 New Jersey Resources
                        Corp....................        69,897
                  2,555 Nicor, Inc..............       109,661
                  1,605 Northwest Natural Gas
                        Co......................        74,135
                  5,829 Oneok, Inc..............       293,840
                  4,210 Piedmont Natural Gas
                        Co......................       103,776
                  1,636 South Jersey Industries,
                        Inc.....................        57,882
                  5,602 Southern Union Co.......       182,569
                 39,692 Southwest Gas Corp......     1,341,986
                  5,364 UGI Corp................       146,330
                  3,877 Vectren Corp............       104,408
                  2,755 WGL Holdings, Inc.......        89,923
                                                 -------------
                                                     3,167,548
                                                 -------------
                 UTILITIES-WATER -- 0.1%
                    944 American States Water
                        Co......................        33,578
                  7,197 Aqua America, Inc.......       161,861
                  1,009 California Water Service
                        Group...................        37,828
                    600 Consolidated Water Co.,
                        Inc.....................        17,586
                    616 Pico Holdings, Inc.*....        26,648
                    968 SJW Corp................        32,234
                  1,082 Southwest Water Co......        13,817
                                                 -------------
                                                       323,552
                                                 -------------
                 TOTAL COMMON STOCKS
                  (Cost $385,321,090)...........   459,035,342
                                                 -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

             Shares/
             Principal
             Amount                                      Value
             ------------------------------------------------------
             WARRANTS -- 0.0%
             BUSINESS SERVICES & SUPPLIES -- 0.0%
                     108 American Banknote Corp.
                         0.000% 10/01/07(a)......... $           0
                     108 American Banknote Corp.
                         0.000% 10/01/07(a).........             0
                                                     -------------
                                                                 0
                                                     -------------
             TELECOMMUNICATIONS -- 0.0%
                     340 Pegasus Wireless Corp.
                         0.000% 10/01/07(a).........             0
                                                     -------------
             TOTAL WARRANTS
              (Cost $0).............................             0
                                                     -------------
             SHORT-TERM INVESTMENTS -- 2.2%
             GOVERNMENT & AGENCY SECURITIES -- 0.0%
             $   160,000 United States Treasury Bill
                         4.577%, 09/06/07(d)(e).....       158,625
                                                     -------------
             MUTUAL FUND -- 2.2%
              10,066,003 Goldman Sachs Prime
                         Obligations Fund
                         5.241%(b)..................    10,066,003
                                                     -------------
             TOTAL SHORT-TERM INVESTMENTS
              (Cost $10,224,620)                        10,224,628
                                                     -------------
             TOTAL INVESTMENTS -- 101.3%
              (Cost $395,545,710)...................   469,259,970
             Liabilities in excess of other
             assets.................................    (6,048,423)
                                                     -------------
             TOTAL NET ASSETS -- 100.0%............. $ 463,211,547
                                                     =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

        *   --  Non-income producing security.
        #   --  A portion or all of the security was held on loan. As of
                June 30, 2007, the market value of securities loaned
                was $114,106,045 and the collateral received
                consisted of cash in the amount of $116,945,264.
        (a) --  Represents a security which is fair-valued.
        (b) --  Rate quoted represents the seven day yield of the
                Fund.
        (c) --  Affiliated issuer. See table below for more
                information.
        (d) --  Zero coupon bond--Interest rate represents current yield to maturity.
        (e) --  All or a portion of these securities have been pledged to cover collateral requirements for open futures
                contracts.

SECURITY ABBREVIATION:
REIT-- Real Estate Investment Trust

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Small Company Stock Fund / June 30, 2007 (Unaudited) (continued)

FUTURES CONTRACTS:

                                                                                 Unrealized
  Number of                   Underlying      Expiration  Notional   Notional  Appreciation/
  Contracts   Face Value      Securities         Date       Cost      Value    (Depreciation)
------------- ---------- -------------------- ---------- ---------- ---------- --------------
Long Position
-------------
     26         2,600    Russell 2000 Index   Sept-2007  $2,189,129 $2,189,460    $    331
     24         2,400    S&P Midcap 400 Index Sept-2007   2,187,174  2,170,080     (17,094)
                                                                                  --------
                                                                                  $(17,063)
                                                                                  ========

AFFILIATED ISSUERS:

                                 Shares                                Income    Unrealized
                               Purchased   Shares Sold                 Earned     Gain on
                   Number of    For the      For the     Number of    For the      Shares    Realized
    Security      Shares held period ended period ended Shares held period ended  held at     Gain on
   Description    at 01/01/07   06/30/07     06/30/07   at 06/30/07   06/30/07    6/30/07   shares sold
----------------- ----------- ------------ ------------ ----------- ------------ ---------- -----------
Reinsurance Group
of America, Inc.     1,792         0           200         1,592        $305      $35,801     $5,310

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2007 (Unaudited)

                Shares                                 Value
                -------------------------------------------------
                COMMON STOCKS -- 97.2%
                ADVERTISING -- 0.4%
                 10,100 Interpublic Group of Cos.,
                        Inc.*..................... $     115,140
                  7,750 Omnicom Group.............       410,130
                 36,700 R.H. Donnelley Corp.*.....     2,781,126
                                                   -------------
                                                       3,306,396
                                                   -------------
                AEROSPACE & DEFENSE -- 2.1%
                100,400 Boeing Co.................     9,654,464
                 34,390 General Dynamics Corp.....     2,689,986
                  3,100 Goodrich Corp.............       184,636
                  2,900 L-3 Communications
                        Holdings, Inc.............       282,431
                  8,142 Lockheed Martin Corp......       766,406
                  7,856 Northrop Grumman Corp.....       611,747
                 36,200 Raytheon Co...............     1,950,818
                  4,000 Rockwell Collins, Inc.....       282,560
                 22,800 United Technologies Corp..     1,617,204
                                                   -------------
                                                      18,040,252
                                                   -------------
                AIRLINES -- 0.0%
                 18,250 Southwest Airlines Co.....       272,107
                                                   -------------
                APPAREL & TEXTILES -- 0.8%
                  3,200 Cintas Corp...............       126,176
                121,100 Coach, Inc.*..............     5,738,929
                  2,700 Jones Apparel Group, Inc..        76,275
                  2,500 Liz Claiborne, Inc........        93,250
                  8,600 Nike, Inc. Class B........       501,294
                  1,500 Polo Ralph Lauren Corp....       147,165
                  2,100 VF Corp...................       192,318
                                                   -------------
                                                       6,875,407
                                                   -------------
                AUTOMOTIVE -- 0.4%
                199,553 Ford Motor Co.............     1,879,789
                 12,874 General Motors Corp.......       486,637
                  4,400 Goodyear Tire & Rubber
                        Co.*......................       152,944

                 Shares                               Value
                 -------------------------------------------------
                   4,600 Johnson Controls, Inc... $     532,542
                   5,600 Paccar, Inc.............       487,424
                                                  -------------
                                                      3,539,336
                                                  -------------
                 BANKING -- 4.3%
                 378,079 Bank of America Corp....    18,484,282
                  51,200 Bank of Montreal........     3,298,816
                  17,800 Bank of New York Co.,
                         Inc.....................       737,632
                  12,315 BB&T Corp...............       500,974
                  30,600 Comerica, Inc...........     1,819,782
                   4,500 Commerce Bancorp, Inc...       166,455
                   3,100 Compass Bancshares, Inc.       213,838
                  12,491 Fifth Third Bancorp.....       496,767
                   2,800 First Horizon National
                         Corp....................       109,200
                   8,560 Huntington Bancshares,
                         Inc.....................       194,655
                   9,400 Keycorp.................       322,702
                   1,700 M&T Bank Corp...........       181,730
                   5,900 Marshall & Ilsley Corp..       281,017
                  13,460 National City Corp......       448,487
                  16,569 Regions Financial Corp..       548,434
                   8,100 SunTrust Banks, Inc.....       694,494
                   7,700 Synovus Financial Corp..       236,390
                  64,545 US Bancorp..............     2,126,758
                  43,935 Wachovia Corp...........     2,251,669
                  10,100 Webster Financial Corp..       430,967
                  76,706 Wells Fargo & Co........     2,697,750
                   2,500 Zions Bancorp...........       192,275
                                                  -------------
                                                     36,435,074
                                                  -------------
                 BIOTECHNOLOGY -- 2.6%
                 105,957 Amgen, Inc.*............     5,858,363
                   8,058 Biogen Idec, Inc.*......       431,103
                 100,600 Celgene Corp.*..........     5,767,398
                  83,400 Genentech, Inc.*........     6,310,044

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                Value
                --------------------------------------------------
                  5,900 Genzyme Corp.*........... $     379,960
                  1,300 Millipore Corp.*.........        97,617
                126,700 Vertex Pharmaceuticals,
                        Inc.*....................     3,618,552
                                                  -------------
                                                     22,463,037
                                                  -------------
                BUILDING & CONSTRUCTION -- 0.2%
                  4,100 American Standard Cos.,
                        Inc......................       241,818
                  2,700 Centex Corp..............       108,270
                  6,700 D.R. Horton, Inc.........       133,531
                  2,000 Fluor Corp...............       222,740
                  2,000 KB Home..................        78,740
                  3,300 Lennar Corp..............       120,648
                  8,400 Masco Corp...............       239,148
                  5,000 Pulte Homes, Inc.........       112,250
                  2,200 Vulcan Materials Co......       251,988
                                                  -------------
                                                      1,509,133
                                                  -------------
                BUSINESS SERVICES & SUPPLIES -- 0.3%
                 19,400 Pitney Bowes, Inc........       908,308
                 78,000 Xerox Corp.*.............     1,441,440
                                                  -------------
                                                      2,349,748
                                                  -------------
                CHEMICALS -- 1.5%
                 62,200 Agrium, Inc..............     2,721,250
                 21,600 Air Products & Chemicals,
                        Inc......................     1,735,992
                  1,300 Ashland, Inc.............        83,135
                 59,949 Dow Chemical Co..........     2,650,945
                  1,900 Eastman Chemical Co......       122,227
                  4,100 Ecolab, Inc..............       175,070
                 62,500 EI Du Pont de Nemours &
                        Co.......................     3,177,500
                  3,000 Hercules, Inc.*..........        58,950
                  9,200 International Flavors &
                        Fragrances, Inc..........       479,688
                  3,900 PPG Industries, Inc......       296,829

              Shares                                    Value
              ---------------------------------------------------
                7,200 Praxair, Inc................. $     518,328
                3,300 Rohm & Haas Co...............       180,444
                2,600 Sherwin-Williams Co..........       172,822
                3,200 Sigma-Aldrich Corp...........       136,544
                                                    -------------
                                                       12,509,724
                                                    -------------
              COMMERCIAL SERVICES -- 1.1%
               25,400 Accenture Ltd................     1,089,406
                3,400 Apollo Group, Inc.*..........       198,662
                3,400 Convergys Corp.*.............        82,416
               24,500 Equifax, Inc.................     1,088,290
                4,000 Fidelity National
                      Information Services, Inc....       217,120
                8,000 H&R Block, Inc...............       186,960
               54,806 McKesson Corp................     3,268,630
                5,200 Moody's Corp.................       323,440
                7,900 Paychex, Inc.................       309,048
                5,200 R.R. Donnelley & Sons Co.....       226,252
               28,100 Robert Half International,
                      Inc..........................     1,025,650
                2,400 Waters Corp.*................       142,464
               76,078 Western Union Co.............     1,584,705
                                                    -------------
                                                        9,743,043
                                                    -------------
              COMPUTERS & INFORMATION -- 4.0%
                2,300 Affiliated Computer Services,
                      Inc.*........................       130,456
               77,800 Apple Computer, Inc.*........     9,494,712
               25,700 BISYS Group, Inc.*...........       304,031
                3,400 Cognizant Technology
                      Solutions Corp.*.............       255,306
                4,100 Computer Sciences Corp.*.....       242,515
               52,087 Dell, Inc.*..................     1,487,084
               12,200 Electronic Data Systems
                      Corp.........................       338,306
              118,048 EMC Corp.*...................     2,136,669
              165,745 Hewlett-Packard Co...........     7,395,542

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                31,373 International Business
                       Machines Corp.............. $   3,302,008
                 2,200 Lexmark International,
                       Inc.*......................       108,482
                 4,400 NCR Corp.*.................       231,176
                 8,800 Network Appliance, Inc.*...       256,960
               151,700 SanDisk Corp.*.............     7,424,198
                80,800 Sun Microsystems, Inc.*....       425,008
                 7,218 Unisys Corp.*..............        65,972
                                                   -------------
                                                      33,598,425
                                                   -------------
               CONTAINERS & PACKAGING -- 0.1%
                 2,600 Ball Corp..................       138,242
                 2,800 Bemis Co...................        92,904
                 3,400 Pactiv Corp.*..............       108,426
                 3,600 Sealed Air Corp............       111,672
                                                   -------------
                                                         451,244
                                                   -------------
               COSMETICS & PERSONAL CARE -- 2.1%
                10,300 Avon Products, Inc.........       378,525
                52,400 Colgate-Palmolive Co.......     3,398,140
                 2,700 Estee Lauder Cos., Inc.
                       Class A....................       122,877
                10,700 Kimberly-Clark Corp........       715,723
               213,840 Procter & Gamble Co........    13,084,870
                                                   -------------
                                                      17,700,135
                                                   -------------
               DISTRIBUTION & WHOLESALE -- 0.0%
                 3,800 Genuine Parts Co...........       188,480
                 1,700 WW Grainger, Inc...........       158,185
                                                   -------------
                                                         346,665
                                                   -------------
               DIVERSIFIED FINANCIAL SERVICES -- 10.8%
               136,800 American Express Co........     8,369,424
                 5,480 Ameriprise Financial, Inc..       348,364
                 2,800 Bear Stearns Cos., Inc.....       392,000
                   700 BlackRock, Inc.............       109,096
               112,142 Capital One Financial Corp.     8,796,419

                Shares                                 Value
                ------------------------------------------------
                 22,900 Charles Schwab Corp....... $     469,908
                    755 Chicago Mercantile
                        Exchange Holdings, Inc....       403,442
                  4,600 CIT Group, Inc............       252,218
                375,317 Citigroup, Inc............    19,250,009
                 59,896 Countrywide Financial
                        Corp......................     2,177,220
                 87,900 E*Trade Financial Corp.*..     1,941,711
                 22,324 Fannie Mae................     1,458,427
                  2,200 Federated Investors, Inc.
                        Class B...................        84,326
                  3,800 Franklin Resources, Inc...       503,386
                 50,152 Freddie Mac...............     3,044,226
                 46,423 Goldman Sachs Group,
                        Inc.......................    10,062,185
                  4,100 Janus Capital Group, Inc..       114,144
                 78,520 JPMorgan Chase & Co.......     3,804,294
                  3,100 Legg Mason, Inc...........       304,978
                 12,400 Lehman Brothers Holdings,
                        Inc.......................       924,048
                  9,900 Mellon Financial Corp.....       435,600
                 48,290 Merrill Lynch & Co., Inc..     4,036,078
                106,231 Morgan Stanley............     8,910,656
                 89,600 Nasdaq Stock Market, Inc.*     2,662,016
                  4,400 Northern Trust Corp.......       282,656
                 60,900 PNC Financial Services
                        Group, Inc................     4,359,222
                  9,300 SLM Corp..................       535,494
                 43,000 State Street Corp.........     2,941,200
                  6,200 T Rowe Price Group, Inc...       321,718
                 74,035 UBS AG....................     4,442,840
                                                   -------------
                                                      91,737,305
                                                   -------------
                ELECTRICAL EQUIPMENT -- 0.1%
                 18,124 Emerson Electric Co.......       848,203
                  3,700 Molex, Inc................       111,037
                                                   -------------
                                                         959,240
                                                   -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                ELECTRONICS -- 0.2%
                 9,370 Agilent Technologies, Inc.* $     360,183
                 4,300 Applera Corp. -- Applied
                       Biosystems Group...........       131,322
                 1,500 Harman International
                       Industries, Inc............       175,200
                 4,300 Jabil Circuit, Inc.........        94,901
                 2,700 Parker Hannifin Corp.......       264,357
                 3,000 PerkinElmer, Inc...........        78,180
                21,900 Solectron Corp.*...........        80,592
                 1,900 Tektronix, Inc.............        64,106
                 9,600 Thermo Electron Corp.*.....       496,512
                                                   -------------
                                                       1,745,353
                                                   -------------
                ENTERTAINMENT & LEISURE -- 0.2%
                 2,400 Brunswick Corp.............        78,312
                10,000 Carnival Corp..............       487,700
                 6,100 Harley-Davidson, Inc.......       363,621
                 3,600 Hasbro, Inc................       113,076
                 7,868 International Game
                       Technology.................       312,360
                 9,100 Mattel, Inc................       230,139
                                                   -------------
                                                       1,585,208
                                                   -------------
                ENVIRONMENTAL SERVICES -- 0.1%
                 6,412 Allied Waste Industries,
                       Inc.*......................        86,305
                11,698 Waste Management, Inc......       456,807
                                                   -------------
                                                         543,112
                                                   -------------
                FOOD, BEVERAGE & TOBACCO -- 4.4%
                97,691 Altria Group, Inc..........     6,852,047
                17,352 Anheuser-Busch Cos., Inc...       905,080
                14,845 Archer-Daniels-Midland Co..       491,221
                 1,800 Brown-Forman Corp.
                       Class B....................       131,544
                 5,200 Campbell Soup Co...........       201,812
                46,117 Coca-Cola Co...............     2,412,380

               Shares                                  Value
               -------------------------------------------------
                 6,500 Coca-Cola Enterprises, Inc. $     156,000
                11,890 ConAgra Foods, Inc.........       319,365
                 4,900 Constelllation Brands,
                       Inc.*......................       118,972
                 3,300 Dean Foods Co..............       105,171
                 7,871 General Mills, Inc.........       459,824
                 4,100 Hershey Foods Corp.........       207,542
                 7,300 HJ Heinz Co................       346,531
                 5,973 Kellogg Co.................       309,342
                36,771 Kraft Foods, Inc...........     1,296,178
                16,585 Kroger Co..................       466,536
                 3,300 McCormick & Co., Inc.......       125,994
                 1,000 Molson Coors Brewing Co.
                       Class B....................        92,460
                12,422 Monsanto Co................       838,982
                 3,100 Pepsi Bottling Group, Inc..       104,408
               134,799 PepsiCo, Inc...............     8,741,715
                50,200 Reynolds American, Inc.....     3,273,040
                10,400 Safeway, Inc...............       353,912
                17,670 Sara Lee Corp..............       307,458
                88,147 Supervalu, Inc.............     4,082,969
               112,900 Sysco Corp.................     3,724,571
                 6,200 Tyson Foods, Inc...........       142,848
                 3,500 UST, Inc...................       187,985
                 3,400 Whole Foods Market, Inc....       130,220
                 4,812 WM Wrigley Jr. Co..........       266,152
                                                   -------------
                                                      37,152,259
                                                   -------------
               FOREST PRODUCTS & PAPER -- 0.1%
                10,094 International Paper Co.....       394,171
                 4,152 MeadWestvaco Corp..........       146,649
                 4,000 Plum Creek Timber Co.,
                       Inc........................       166,640
                 2,600 Temple-Inland, Inc.........       159,978
                 4,969 Weyerhaeuser Co............       392,203
                                                   -------------
                                                       1,259,641
                                                   -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
               HEALTH CARE -- 4.7%
                11,700 Aetna, Inc................. $     577,980
                 1,400 Bausch & Lomb, Inc.........        97,216
                14,897 Baxter International, Inc..       839,297
                 5,527 Becton Dickinson & Co......       411,762
                 5,800 Biomet, Inc................       265,176
                26,840 Boston Scientific Corp.*...       411,726
                 3,500 Coventry Health Care,
                       Inc.*......................       201,775
                 2,400 CR Bard, Inc...............       198,312
                 3,700 Humana, Inc.*..............       225,367
                66,652 Johnson & Johnson..........     4,107,096
                 2,600 Laboratory Corp. of America
                       Holdings*..................       203,476
                 1,700 Manor Care, Inc............       110,993
               127,590 Medtronic, Inc.............     6,616,818
                 3,200 Patterson Cos., Inc.*......       119,264
                 3,696 Quest Diagnostics..........       190,898
                84,200 St. Jude Medical, Inc.*....     3,493,458
                67,293 Stryker Corp...............     4,245,515
                11,000 Tenet Healthcare Corp.*....        71,610
               185,116 UnitedHealth Group, Inc....     9,466,832
                 3,100 Varian Medical Systems,
                       Inc.*......................       131,781
                93,300 WellPoint, Inc.*...........     7,448,139
                 5,351 Zimmer Holdings, Inc.*.....       454,246
                                                   -------------
                                                      39,888,737
                                                   -------------
               HOTELS & RESTAURANTS -- 1.4%
                 3,150 Darden Restaurants, Inc....       138,568
                 4,300 Harrah's Entertainment,
                       Inc........................       366,618
               203,300 Hilton Hotels Corp.........     6,804,451
                 7,800 Marriott International,
                       Inc........................       337,272
                27,358 McDonald's Corp............     1,388,692
                16,800 Starbucks Corp.*...........       440,832

                Shares                                Value
                -----------------------------------------------
                 24,400 Starwood Hotels & Resorts
                        Worldwide, Inc........... $   1,636,508
                  1,900 Wendy's International,
                        Inc......................        69,825
                  4,360 Wyndham Worldwide
                        Corp.*...................       158,094
                 11,794 Yum! Brands, Inc.........       385,900
                                                  -------------
                                                     11,726,760
                                                  -------------
                HOUSEHOLD PRODUCTS -- 0.3%
                  2,200 Avery Dennison Corp......       146,256
                 31,200 Clorox Co................     1,937,520
                  3,600 Fortune Brands, Inc......       296,532
                  4,200 Leggett & Platt, Inc.....        92,610
                  6,700 Newell Rubbermaid, Inc...       197,181
                  1,751 Whirlpool Corp...........       194,711
                                                  -------------
                                                      2,864,810
                                                  -------------
                INDUSTRIAL MACHINERY -- 0.3%
                  1,500 Black & Decker Corp......       132,465
                 14,646 Caterpillar, Inc.........     1,146,782
                  2,400 Cummins, Inc.............       242,904
                  5,100 Deere & Co...............       615,774
                  3,800 Rockwell Automation, Inc.       263,872
                  1,400 Snap-On, Inc.............        70,714
                  2,000 Stanley Works............       121,400
                  2,500 Terex Corp.*.............       203,250
                                                  -------------
                                                      2,797,161
                                                  -------------
                INSURANCE -- 4.6%
                 27,773 ACE Ltd..................     1,736,368
                 11,165 Aflac, Inc...............       573,881
                  3,718 Alleghany Corp.*.........     1,511,367
                 14,200 Allstate Corp............       873,442
                  2,400 AMBAC Financial Group,
                        Inc......................       209,256
                256,490 American International
                        Group, Inc...............    17,961,995

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                  Value
               -------------------------------------------------
                 6,600 AON Corp................... $     281,226
                 2,000 Assurant, Inc..............       117,840
                 9,138 Chubb Corp.................       494,731
                 6,800 Cigna Corp.................       355,096
                 4,063 Cincinnati Financial Corp..       176,334
                 9,700 Genworth Financial, Inc....       333,680
                 7,261 Hartford Financial Services
                       Group, Inc.................       715,281
                 6,285 Lincoln National Corp......       445,921
                10,100 Loews Corp.................       514,898
                13,000 Marsh & McLennan Cos.,
                       Inc........................       401,440
                83,068 MBIA, Inc..................     5,168,491
                17,000 MetLife, Inc.(a)...........     1,096,160
                 2,000 MGIC Investment Corp.......       113,720
                 6,277 Principal Financial Group..       365,886
                16,600 Progressive Corp...........       397,238
                10,672 Prudential Financial, Inc..     1,037,639
                 2,500 Safeco Corp................       155,650
                15,177 The Travelers Cos., Inc....       811,969
                 2,200 Torchmark Corp.............       147,400
                86,755 UnumProvident Corp.........     2,265,173
                 4,300 XL Capital Ltd.............       362,447
                                                   -------------
                                                      38,624,529
                                                   -------------
               INTERNET SERVICES & APPLICATIONS -- 2.8%
                 7,300 Amazon.Com, Inc.*..........       499,393
               109,812 eBay, Inc.*................     3,533,750
                20,830 Google, Inc.*..............    10,902,005
                 5,000 IAC/InterActiveCorp*.......       173,050
                 3,000 Monster Worldwide, Inc.*...       123,300
                20,868 Symantec Corp.*............       421,534
                 5,400 VeriSign, Inc.*............       171,342
               285,851 Yahoo!, Inc.*..............     7,755,138
                                                   -------------
                                                      23,579,512
                                                   -------------

                Shares                                Value
                -----------------------------------------------
                MANUFACTURING -- 5.2%
                 16,484 3M Co.................... $   1,430,646
                  4,400 Cooper Industries Ltd....       251,196
                  5,600 Danaher Corp.............       422,800
                  4,600 Dover Corp...............       235,290
                  6,400 Eastman Kodak Co.........       178,112
                  3,400 Eaton Corp...............       316,200
                850,200 General Electric Co......    32,545,656
                 90,600 Honeywell International,
                        Inc......................     5,098,968
                  9,400 Illinois Tool Works, Inc.       509,386
                  6,800 Ingersoll-Rand Co........       372,776
                  4,300 ITT Industries, Inc......       293,604
                  3,000 Pall Corp................       137,970
                  3,000 Textron, Inc.............       330,330
                 46,667 Tyco International Ltd...     1,576,878
                                                  -------------
                                                     43,699,812
                                                  -------------
                METALS & MINING -- 0.9%
                 19,807 Alcoa, Inc...............       802,778
                  2,300 Allegheny Technologies,
                        Inc......................       241,224
                  4,000 Consol Energy, Inc.......       184,440
                 32,250 Freeport-McMoRan Copper
                        & Gold, Inc. Class B.....     2,670,945
                 10,200 Newmont Mining Corp......       398,412
                  7,100 Nucor Corp...............       416,415
                 53,700 Peabody Energy Corp......     2,598,006
                  3,100 Precision Castparts Corp.       376,216
                  2,800 United States Steel Corp.       304,500
                                                  -------------
                                                      7,992,936
                                                  -------------
                MULTIMEDIA -- 2.7%
                 16,603 CBS Corp. Class B........       553,212
                    417 Citadel Broadcasting
                        Corp.....................         2,690

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                 Shares                              Value
                 ---------------------------------------------
                  11,200 Clear Channel
                         Communications, Inc.... $     423,584
                  71,484 Comcast Corp.*.........     2,010,130
                 149,350 Comcast Corp. Special
                         Class A*...............     4,175,826
                  18,100 DIRECTV Group, Inc.*...       418,291
                   1,700 Dow Jones & Co., Inc...        97,665
                   2,100 EW Scripps Co..........        95,949
                   5,600 Gannett Co., Inc.......       307,720
                   8,000 McGraw-Hill Cos., Inc..       544,640
                   1,000 Meredith Corp..........        61,600
                   3,400 New York Times Co.
                         Class A................        86,360
                  53,300 News Corp..............     1,130,493
                 137,182 Time Warner, Inc.......     2,886,309
                   1,646 Tribune Co.............        48,393
                 122,203 Viacom, Inc. Class A*..     5,087,311
                 148,300 Walt Disney Co.........     5,062,962
                                                 -------------
                                                    22,993,135
                                                 -------------
                 OIL & GAS -- 10.0%
                  10,574 Anadarko Petroleum
                         Corp...................       549,742
                   7,580 Apache Corp............       618,452
                   7,264 Baker Hughes, Inc......       611,120
                   7,200 BJ Services Co.........       204,768
                   9,500 Chesapeake Energy Corp.       328,700
                  49,459 ChevronTexaco Corp.....     4,166,426
                 173,300 ConocoPhillips.........    13,604,050
                  10,100 Devon Energy Corp......       790,729
                  16,421 El Paso Corp...........       282,934
                   3,300 ENSCO International,
                         Inc....................       201,333
                   5,800 EOG Resources, Inc.....       423,748
                 296,570 Exxon Mobil Corp.......    24,876,292
                  70,879 Halliburton Co.........     2,445,325
                   6,400 Hess Corp..............       377,344

               Shares                                  Value
               -------------------------------------------------
                15,708 Marathon Oil Corp.......... $     941,852
                 4,400 Murphy Oil Corp............       261,536
                 6,500 Nabors Industries Ltd.*....       216,970
                 4,200 National-Oilwell Varco,
                       Inc.*......................       437,808
                 3,200 Noble Corp.................       312,064
               123,112 Occidental Petroleum
                       Corp.......................     7,125,723
                45,400 Pride International, Inc.*.     1,700,684
                23,600 Questar Corp...............     1,247,260
                 2,600 Rowan Cos., Inc............       106,548
                91,800 Schlumberger Ltd...........     7,797,492
                 4,500 Smith International, Inc...       263,880
                14,877 Spectra Energy Corp........       386,207
                37,400 Sunoco, Inc................     2,980,032
                 6,600 Transocean, Inc.*..........       699,468
                12,500 Valero Energy Corp.........       923,250
               108,000 Weatherford International
                       Ltd.*......................     5,965,920
               109,300 Williams Cos., Inc.........     3,456,066
                 8,733 XTO Energy, Inc............       524,853
                                                   -------------
                                                      84,828,576
                                                   -------------
               PHARMACEUTICALS -- 5.2%
               137,765 Abbott Laboratories........     7,377,316
                 7,296 Allergan, Inc..............       420,541
                 4,432 AmerisourceBergen Corp.....       219,251
                 2,700 Barr Pharmaceuticals,
                       Inc.*......................       135,621
               112,558 Bristol-Myers Squibb Co....     3,552,331
                 8,972 Cardinal Health, Inc.......       633,782
                61,446 Eli Lilly & Co.............     3,433,603
                 6,100 Express Scripts, Inc.*.....       305,061
                 7,200 Forest Laboratories, Inc.*.       328,680
               193,600 Gilead Sciences, Inc.*.....     7,505,872
                 3,435 Hospira, Inc.*.............       134,102
                 5,566 King Pharmaceuticals, Inc.*       113,880

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                   Value
               ---------------------------------------------------
                 6,498 Medco Health Solutions,
                       Inc.*....................... $     506,779
               111,894 Merck & Co., Inc............     5,572,321
                 6,000 Mylan Laboratories, Inc.....       109,140
               161,374 Pfizer, Inc.................     4,126,333
               195,724 Schering-Plough Corp........     5,957,839
                 2,200 Watson Pharmaceuticals,
                       Inc.*.......................        71,566
                66,364 Wyeth.......................     3,805,312
                                                    -------------
                                                       44,309,330
                                                    -------------
               REAL ESTATE -- 1.2%
                 2,100 Apartment Investment &
                       Management Co. REIT.........       105,882
                 5,200 Archstone-Smith Trust
                       REIT........................       307,372
                 1,900 AvalonBay Communities,
                       Inc. REIT...................       225,872
                 2,800 Boston Properties, Inc.
                       REIT........................       285,964
                 4,500 CB Richard Ellis Group, Inc.
                       REIT*.......................       164,250
                 3,100 Developers Diversified
                       Realty Corp. REIT...........       163,401
                 6,498 Equity Residential REIT.....       296,504
                72,430 General Growth Properties,
                       Inc. REIT...................     3,835,168
                11,700 Host Marriott Corp. REIT....       270,504
                77,800 Kimco Realty Corp. REIT.....     2,961,846
                 6,100 ProLogis REIT...............       347,090
                 2,700 Public Storage, Inc. REIT...       207,414
                 5,271 Simon Property Group, Inc.
                       REIT........................       490,414
                 3,000 Vornado Realty Trust
                       REIT........................       329,520
                                                    -------------
                                                        9,991,201
                                                    -------------

                Shares                                 Value
                ---------------------------------------------------
                RETAIL -- 4.4%
                  2,100 Abercrombie & Fitch Co.
                        Class A................... $     153,258
                  4,057 AutoNation, Inc.*.........        91,039
                  1,100 AutoZone, Inc.*...........       150,282
                  6,100 Bed Bath & Beyond, Inc.*..       219,539
                  9,150 Best Buy Co., Inc.........       427,031
                  2,700 Big Lots, Inc.*...........        79,434
                  3,500 Circuit City Stores, Inc..        52,780
                 10,421 Costco Wholesale Corp.....       609,837
                294,658 CVS Corp..................    10,740,284
                  1,200 Dillard's, Inc............        43,116
                  7,650 Dollar General Corp.......       167,688
                  3,500 Family Dollar Stores, Inc.       120,120
                177,168 Gap, Inc..................     3,383,909
                 45,312 Home Depot, Inc...........     1,783,027
                  5,300 JC Penney Co., Inc........       383,614
                  7,300 Kohl's Corp.*.............       518,519
                  8,072 Limited Brands, Inc.......       221,576
                132,800 Lowe's Cos., Inc..........     4,075,632
                 10,746 Macy's, Inc...............       427,476
                  5,300 Nordstrom, Inc............       270,936
                  6,500 Office Depot, Inc.*.......       196,950
                  2,000 OfficeMax, Inc............        78,600
                  3,100 RadioShack Corp...........       102,734
                  1,928 Sears Holdings Corp.*.....       326,796
                126,850 Staples, Inc..............     3,010,150
                 88,525 Target Corp...............     5,630,190
                  3,382 Tiffany & Co..............       179,449
                 10,800 TJX Cos., Inc.............       297,000
                 55,665 Wal-Mart Stores, Inc......     2,678,043
                 22,900 Walgreen Co...............       997,066
                                                   -------------
                                                      37,416,075
                                                   -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2007 (Unaudited) (continued)

                Shares                                 Value
                ------------------------------------------------
                SAVINGS & LOAN -- 0.1%
                 12,200 Hudson City Bancorp, Inc.. $     149,084
                  8,335 Sovereign Bancorp, Inc....       176,202
                 20,259 Washington Mutual, Inc....       863,844
                                                   -------------
                                                       1,189,130
                                                   -------------
                SEMICONDUCTORS -- 2.9%
                 12,383 Advanced Micro Devices,
                        Inc.*.....................       177,077
                  8,300 Altera Corp...............       183,679
                  7,700 Analog Devices, Inc.......       289,828
                 31,461 Applied Materials, Inc....       625,130
                 10,750 Broadcom Corp.*...........       314,437
                369,235 Intel Corp................     8,773,024
                  4,725 JDS Uniphase Corp.*.......        63,457
                 29,400 Kla-Tencor Corp...........     1,615,530
                  5,900 Linear Technology Corp....       213,462
                 19,000 LSI Logic Corp.*..........       142,690
                  7,400 Maxim Integrated Products,
                        Inc.......................       247,234
                  5,000 MEMC Electronic Materials,
                        Inc.*.....................       305,600
                 18,200 Micron Technology, Inc.*..       228,046
                  6,300 National Semiconductor
                        Corp......................       178,101
                  2,800 Novellus Systems, Inc.*...        79,436
                  8,400 Nvidia Corp.*.............       347,004
                  4,000 QLogic Corp.*.............        66,600
                  4,718 Teradyne, Inc.*...........        82,942
                280,308 Texas Instruments, Inc....    10,547,990
                  6,800 Xilinx, Inc...............       182,036
                                                   -------------
                                                      24,663,303
                                                   -------------
                SOFTWARE -- 3.2%
                138,500 Adobe Systems, Inc.*......     5,560,775
                  5,600 Autodesk, Inc.*...........       263,648
                 12,600 Automatic Data Processing,
                        Inc.......................       610,722

               Shares                                   Value
               --------------------------------------------------
                 4,700 BMC Software, Inc.*......... $     142,410
                 9,693 CA, Inc.....................       250,370
               161,000 Citrix Systems, Inc.*.......     5,420,870
                 7,100 Compuware Corp.*............        84,206
               123,400 Electronic Arts, Inc.*......     5,839,288
                17,678 First Data Corp.............       577,540
                 3,800 Fiserv, Inc.*...............       215,840
                 4,523 IMS Health, Inc.............       145,324
                 8,200 Intuit, Inc.*...............       246,656
               193,720 Microsoft Corp..............     5,708,929
                 7,300 Novell, Inc.*...............        56,867
                90,855 Oracle Corp.*...............     1,790,752
                                                    -------------
                                                       26,914,197
                                                    -------------
               TELECOMMUNICATIONS -- 7.5%
                 8,100 Alltel Corp.................       547,155
               482,589 AT&T, Inc...................    20,027,443
                10,141 Avaya, Inc.*................       170,774
                 2,600 CenturyTel, Inc.............       127,530
                 1,957 Ciena Corp.*................        70,706
               434,719 Cisco Systems, Inc.*........    12,106,924
                 7,400 Citizens Communications
                       Co..........................       112,998
               276,000 Corning, Inc.*..............     7,051,800
                 3,630 Embarq Corp.................       230,033
                12,700 Juniper Networks, Inc.*.....       319,659
                36,000 Leap Wireless International,
                       Inc.*.......................     3,042,000
               387,200 Motorola, Inc...............     6,853,440
               192,653 Qualcomm, Inc...............     8,359,214
                34,958 Qwest Communications
                       International*..............       339,093
                66,315 Sprint Nextel Corp..........     1,373,384
                11,100 Tellabs, Inc.*..............       119,436
                66,670 Verizon Communications,
                       Inc.........................     2,744,804
                11,025 Windstream Corp.............       162,729
                                                    -------------
                                                       63,759,122
                                                    -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2007 (Unaudited) (continued)

               Shares                                   Value
               --------------------------------------------------
               TRANSPORTATION -- 1.1%
                 8,112 Burlington Northern Santa
                       Fe Corp..................... $     690,656
                38,500 C.H. Robinson Worldwide,
                       Inc.........................     2,022,020
                 9,900 CSX Corp....................       446,292
                47,300 Expeditors International of
                       Washington, Inc.............     1,953,490
                 7,200 FedEx Corp..................       798,984
                 8,900 Norfolk Southern Corp.......       467,873
                 1,600 Ryder System, Inc...........        86,080
                 6,200 Union Pacific Corp..........       713,930
                24,287 United Parcel Service, Inc.
                       Class B.....................     1,772,951
                                                    -------------
                                                        8,952,276
                                                    -------------
               UTILITIES-ELECTRIC -- 2.7%
                15,600 AES Corp.*..................       341,328
                 4,000 Allegheny Energy, Inc.*.....       206,960
                 5,000 Ameren Corp.................       245,050
                 9,400 American Electric Power Co.,
                       Inc.........................       423,376
                 7,200 Centerpoint Energy, Inc.....       125,280
                 5,800 CMS Energy Corp.............        99,760
                 6,000 Consolidated Edison, Inc....       270,720
                 4,300 Constellation Energy Group,
                       Inc.........................       374,831
                 8,000 Dominion Resources, Inc.....       690,480
                 7,900 Dynegy, Inc*................        74,576
                 3,863 DTE Energy Co...............       186,274
                28,554 Duke Energy Corp............       522,538
                 7,600 Edison International........       426,512
                 4,600 Entergy Corp................       493,810
               126,074 Exelon Corp.................     9,152,972
                 7,093 FirstEnergy Corp............       459,130
                52,200 FPL Group, Inc..............     2,961,828
                 1,736 Integrys Energy Group,
                       Inc.........................        88,067

                 Shares                               Value
                 ----------------------------------------------
                  6,884 NiSource, Inc............ $     142,568
                 30,600 Northeast Utilities......       867,816
                 36,700 PG&E Corp................     1,662,510
                  2,400 Pinnacle West Capital
                        Corp.....................        95,640
                  8,710 PPL Corp.................       407,541
                  6,119 Progress Energy, Inc.....       278,965
                  5,700 Public Service Enterprise
                        Group, Inc...............       500,346
                 17,100 Southern Co..............       586,359
                  4,800 TECO Energy, Inc.........        82,464
                 10,432 TXU Corp.................       702,074
                  9,460 Xcel Energy, Inc.........       193,646
                                                  -------------
                                                     22,663,421
                                                  -------------
                 UTILITIES-GAS -- 0.2%
                  4,200 KeySpan Corp.............       176,316
                  1,000 Nicor, Inc...............        42,920
                  6,300 Sempra Energy............       373,149
                 49,200 UGI Corp.................     1,342,176
                                                  -------------
                                                      1,934,561
                                                  -------------
                 TOTAL COMMON STOCKS
                  (Cost $658,508,121)............   824,910,428
                                                  -------------

                 DEPOSITARY RECEIPTS -- 1.5%
                 AEROSPACE & DEFENSE -- 0.2%
                 26,700 Rolls-Royce Group PLC
                        ADR......................     1,439,130
                                                  -------------
                 CONTAINERS & PACKAGING -- 0.2%
                 38,600 Rexam PLC ADR............     1,923,052
                                                  -------------
                 FOOD, BEVERAGE & TOBACCO -- 0.3%
                 88,900 Unilever N.V. ADR........     2,757,678
                                                  -------------
                 INSURANCE -- 0.5%
                 86,700 ING Groep N.V. ADR.......     3,812,199
                                                  -------------
                 MANUFACTURING -- 0.2%
                  9,800 Siemens AG ADR...........     1,401,988
                                                  -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Large Company Stock Fund / June 30, 2007 (Unaudited) (continued)

              Shares/
              Principal
              Amount                                     Value
              ----------------------------------------------------
              PHARMACEUTICALS -- 0.1%
                  27,000 Sanofi-Aventis ADR......... $   1,087,290
                                                     -------------
              TOTAL DEPOSITARY RECEIPTS
               (Cost $11,345,878 )..................    12,421,337
                                                     -------------
              SHORT-TERM INVESTMENTS -- 1.0%
              GOVERNMENT & AGENCY SECURITIES -- 0.0%
              $  323,000 United States Treasury Bill
                         0.027%, 09/06/07(c)(d).....       320,224
                                                     -------------
              MUTUAL FUND -- 1.0%
               8,536,230 Goldman Sachs Prime
                         Obligations Fund
                         5.227%(b)..................     8,536,230
                                                     -------------
              TOTAL SHORT-TERM INVESTMENTS
               (Cost $8,856,438)....................     8,856,454
                                                     -------------
              TOTAL INVESTMENTS -- 99.7%
               (Cost $678,710,437)..................   846,188,219
              Assets in excess of other liabilities.     2,548,397
                                                     -------------
              TOTAL NET ASSETS -- 100.0%............ $ 848,736,616
                                                     =============

FOOTNOTES TO THE PORTFOLIO OF INVESTMENTS:

         *   --  Non-income producing security
         (a) -- Affiliated issuer. See table below for more information.
         (b) -- Rate quoted represents the seven day yield of the Fund.
         (c) -- Zero coupon bond--Interest rate represents current yield to marturity.
         (d) -- All or a portion of these securities have been pledged to cover collateral requirements for open futures.

SECURITY ABBREVIATIONS:
ADR-- American Depositary Receipt
REIT-- Real Estate Investment Trust

FUTURES CONTRACTS:

  Number of               Underlying   Expiration  Notional   Notional    Unrealized
  Contracts   Face Value  Securities      Date       Cost      Value    (Depreciation)
------------- ---------- ------------- ---------- ---------- ---------- --------------
Long Position
-------------
     20         5,000    S&P 500 Index  Sep-2007  $7,625,572 $7,577,000    $(48,572)

AFFILIATED ISSUER:

                            Shares     Shares                Income
                          Purchased     Sold                 Earned   Unrealized
                           For the    For the                For the   Gain on
               Number of  six months six months  Number of   period     Shares    Realized
  Security    Shares held   ended      ended    Shares held   ended    held at     Gain on
 Description  at 12/31/06  6/30/07    06/30/07  at 6/30/07  6/30/2007 6/30/2007  shares sold
------------- ----------- ---------- ---------- ----------- --------- ---------- -----------
MetLife, Inc.   18,600        0        1,600      17,000       $0      $498,665    $47,686

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited)

              Principal
              Amount                                     Value
              ----------------------------------------------------
              CORPORATE BONDS & NOTES -- 39.8%
              AEROSPACE & DEFENSE -- 0.1%
              $    50,000 Boeing Co.
                          6.125%, 02/15/33.......... $      51,473
                          General Dynamics Corp.
                   50,000 4.250%, 05/15/13..........        46,824
                   25,000 4.500%, 08/15/10..........        24,444
                   25,000 5.375%, 08/15/15..........        24,524
                   25,000 Goodrich Corp.
                          7.625%, 12/15/12..........        27,199
                   50,000 Lockheed Martin Corp.
                          7.200%, 05/01/36..........        56,571
                  150,000 Northrop Grumman Corp.
                          7.750%, 02/15/31..........       178,404
                          Raytheon Co.
                  100,000 4.850%, 01/15/11..........        97,543
                   50,000 6.400%, 12/15/18..........        52,106
                          United Technologies Corp.
                  150,000 4.375%, 05/01/10..........       145,975
                  120,000 5.400%, 05/01/35..........       109,426
                   50,000 7.500%, 09/15/29..........        58,242
                                                     -------------
                                                           872,731
                                                     -------------
              AIRLINES -- 0.3%
                  284,391 American Airlines, Inc.
                          3.857%, 07/09/10..........       272,958
                          Continental Airlines, Inc.
                   45,000 5.983%, 04/19/22..........        43,763
                  311,722 6.545%, 02/02/19..........       317,177
                1,169,123 6.648%, 09/15/17..........     1,177,892
                  165,000 6.903%, 04/19/22..........       163,556
                  563,234 Delta Air Lines, Inc.
                          6.619%, 03/18/11..........       565,346
                   50,000 Southwest Airlines Co.
                          5.125%, 03/01/17..........        45,356
                                                     -------------
                                                         2,586,048
                                                     -------------

              Principal
              Amount                                     Value
              ----------------------------------------------------
              APPAREL & TEXTILES -- 0.0%
                          Jones Apparel Group, Inc.
              $    25,000 4.250%, 11/15/09.......... $      24,129
                   25,000 5.125%, 11/15/14..........        22,613
                   25,000 6.125%, 11/15/34..........        20,950
                  100,000 Mohawk Industries, Inc.
                          5.750%, 01/15/11..........        99,923
                                                     -------------
                                                           167,615
                                                     -------------
              ASSET BACKED & MORTGAGE BACKED
              OBLIGATIONS -- 13.0%
                   21,019 AFC Home Equity Loan
                          Trust
                          5.620%, 06/25/30(a).......        21,062
                1,836,689 AmeriCredit Automobile
                          Receivables Trust
                          2.870%, 02/07/11..........     1,823,499
                   19,005 Amortizing Residential
                          Collateral Trust
                          5.600%, 01/01/32(a).......        19,023
                2,700,000 ARG Funding Corp. 2005-1A
                          A3 4.290%, 04/20/11(c)....     2,624,274
                          Banc of America Commercial
                          Mortgage, Inc.
                  225,000 4.933%, 07/10/45..........       212,207
                2,340,000 5.889%, 07/10/44..........     2,343,541
                  260,694 Banc of America Commercial
                          Mortgage, Inc. 2002-2 A2
                          4.772%, 07/11/43..........       256,710
                  500,000 Banc of America Commercial
                          Mortgage, Inc. 2003-2 A4
                          5.061%, 03/11/41..........       482,983
                2,100,000 Banc of America Commercial
                          Mortgage, Inc. 2005-3 A4
                          4.668%, 07/10/43..........     1,952,598
                  210,000 Banc of America Commercial
                          Mortgage, Inc. 2005-5 A4
                          5.115%, 10/10/45..........       200,441

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Principal
              Amount                                     Value
              -------------------------------------------------------
              $ 1,205,000 Banc of America Commercial
                          Mortgage, Inc. 2006-A 2A1
                          5.353%, 09/10/47.......... $   1,162,164
                1,732,706 Banc of America Mortgage
                          Securities, Inc. 2006 A1
                          5.432%, 02/25/36(a).......     1,725,039
                  619,519 Bay View Auto Trust
                          3.440%, 04/25/12..........       605,181
                1,100,000 Bear Stearns Adjustable
                          Rate Mortgage Trust
                          3.516%, 06/25/34..........     1,078,113
                  399,334 Bear Stearns Asset Backed
                          Securities, Inc.
                          5.770%, 10/27/32(a).......       400,783
                2,500,000 Bear Stearns Commercial
                          Mortgage Securities
                          5.537%, 10/12/41..........     2,445,049
                1,471,588 Bear Stearns Commercial
                          Mortgage Securities 1999-
                          WF2 A2 7.080%, 07/15/31...     1,504,142
                  500,000 Bear Stearns Commercial
                          Mortgage Securities 2002-
                          TOP6 A2 6.460%, 10/15/36..       515,265
                  500,000 Bear Stearns Commercial
                          Mortgage Securities 2004-
                          T14 A3 4.800%, 01/12/41...       488,506
                  500,000 Bear Stearns Commercial
                          Mortgage Securities 2005-
                          PW10 A4 5.405%, 12/11/40..       486,751
                2,150,000 Bear Stearns Commercial
                          Mortgage Securities 2005-
                          PWR A4A
                          4.871%, 09/11/42..........     2,022,219
                  500,000 Bear Stearns Commercial
                          Mortgage Securities 2005-
                          PWR7 AAB
                          4.980%, 02/11/41..........       484,191
                1,466,857 Bear Stearns Commercial
                          Mortgage Securities 2005-
                          T20 A2 5.127%, 10/12/42...     1,450,184

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $ 1,000,000 Bear Stearns Commercial
                          Mortgage Securities 2005-
                          T20 A4A
                          5.302%, 10/12/42.......... $     962,693
                  915,000 Bear Stearns Commercial
                          Mortgage Securities 2006-
                          PW13 AM 5.582%,
                          09/11/41..................       893,001
                  225,000 Capital One Multi Asset
                          Execution Trust
                          5.150%, 06/16/14..........       222,993
                  411,428 Centex Home Equity
                          3.235%, 02/25/32..........       405,843
                  150,000 Chase Manhattan Auto Owner
                          Trust 5.110%, 04/15/14....       149,026
                  552,001 CIGNA CBO 1996-1 Ltd.
                          6.460%, 11/15/08(c).......       551,863
                          Citibank Credit Card
                          Issuance Trust
                  100,000 2.900%, 05/17/10..........        97,911
                  500,000 4.900%, 12/12/16..........       478,018
                  643,167 Commercial Mortgage
                          Acceptance Corp.
                          6.735%, 12/15/30..........       642,764
                  586,637 Commercial Mortgage Lease
                          Backed Certificates
                          6.746%, 06/20/31(c).......       609,125
                          Countrywide Alternative
                          Loan Trust
                2,794,225 5.515%, 12/20/46(a).......     2,793,521
                1,411,082 5.580%, 07/25/35(a).......     1,413,178
                1,123,206 5.670%, 09/25/35(a).......     1,125,225
                   38,761 Countrywide Asset-Backed
                          Certificates 2002-BC1 A
                          5.980%, 04/25/32(a).......        38,777
                  100,000 Countrywide Asset-Backed
                          Certificates 2005-11
                          AF3 4.778%, 02/25/36......        98,203

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Principal
              Amount                                    Value
              ------------------------------------------------------
              $   100,000 Countrywide Asset-Backed
                          Certificates 2005-7 AF4
                          4.867%, 11/25/35......... $      97,048
                  965,388 Countrywide Home Loan
                          Mortgage Pass Through
                          Trust 6.250%, 09/25/36...       967,547
                1,087,947 Countrywide Home Loans,
                          Inc. 2005-3 1A2
                          5.610%, 04/25/35(a)......     1,090,587
                          Credit Suisse Mortgage
                          Capital Certificates
                2,275,000 5.512%, 02/15/39.........     2,272,175
                3,000,000 5.609%, 02/15/39.........     2,942,271
                  500,000 6.022%, 06/15/38.........       501,229
                  473,574 Crimmi Mae Commercial
                          Mortgage Trust
                          7.000%, 06/02/33(c)......       475,350
                  482,655 Crusade Global Trust
                          5.557%, 01/17/34(a)......       483,716
                          CS First Boston Mortgage
                          Securities Corp.
                  500,000 4.609%, 02/15/38.........       489,070
                  150,000 5.100%, 08/15/38.........       148,012
                  550,000 5.230%, 12/15/40-12/15/40       527,225
                3,000,000 7.545%, 04/15/62.........     3,121,901
                  500,000 CW Capital Cobalt Ltd.
                          5.484%, 04/15/47.........       484,361
                2,375,000 E-Trade RV and Marine
                          Trust 3.620%, 10/08/18...     2,298,814
                   66,431 EMC Mortgage Loan Trust
                          5.790%, 05/25/39(a)(c)...        66,700
                  750,000 Ford Credit Auto Owner
                          Trust 2005-B A4
                          4.380%, 01/15/10.........       743,527
                          GE Capital Commercial
                          Mortgage Corp.
                  398,312 5.082%, 11/10/45.........       395,428
                2,200,000 5.512%, 11/10/45.........     2,139,812

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $ 2,200,000 GE Capital Commercial
                          Mortgage Corp.
                          5.543%, 12/10/49.......... $   2,142,492
                          GE Capital Commercial
                          Mortgage Corp.
                  343,747 5.994%, 12/10/35..........       346,752
                  350,000 6.531%, 05/15/33..........       360,381
                          GMAC Commercial
                          Mortgage Securities, Inc.
                1,000,000 4.865%, 09/25/34..........       978,998
                   40,748 5.389%, 10/15/38..........        40,619
                1,085,369 6.700%, 05/15/30-04/15/34.     1,100,968
                   94,345 Green Tree Financial Corp.
                          8.100%, 07/15/26..........        17,725
                          Greenwich Capital
                          Commercial Funding Corp.
                  200,000 4.948%, 01/11/35..........       193,417
                  296,104 5.233%, 03/10/39..........       294,298
                  250,000 5.426%, 06/10/36..........       245,254
                  445,000 GS Mortgage Securities
                          Corp. II
                          6.620%, 03/06/20(a)(b)(c).       445,000
                1,546,153 GSR Mortgage Loan Trust
                          5.750%, 04/25/36..........     1,544,908
                3,037,410 Harborview Mortgage Loan
                          Trust 5.520%, 05/19/47(a).     3,037,045
                  146,506 Indy Mac Home Equity Loan
                          Asset-Backed Trust
                          5.580%, 03/25/31(a).......       147,103
                          Indy Mac Index Mortgage
                          Loan Trust
                  519,513 5.099%, 09/25/35..........       505,909
                1,250,000 5.660%, 12/25/35..........     1,207,889
                2,500,000 JP Morgan Chase & Co.
                          4.625%, 03/15/46..........     2,449,704

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Principal
              Amount                                    Value
              ---------------------------------------------------
                          JP Morgan Chase
                          Commercial Mortgage
                          Securities Corp.
              $   150,000 4.895%, 09/12/37......... $     141,181
                1,100,000 4.918%, 10/15/42.........     1,036,475
                  500,000 5.336%, 05/15/47.........       479,250
                1,350,000 5.420%, 01/15/49.........     1,303,271
                  500,000 5.472%, 01/12/43.........       484,654
                2,000,000 5.481%, 12/12/44.........     1,950,878
                  250,000 5.543%, 06/12/41.........       245,461
                1,500,000 5.819%, 06/12/43.........     1,503,659
                  500,000 6.066%, 04/15/45.........       503,024
                          LB-UBS Commercial
                          Mortgage Trust
                  255,196 1.165%, 06/15/36(c)......         8,166
                  250,000 5.020%, 08/15/29.........       239,483
                1,580,000 5.347%, 11/15/38.........     1,520,953
                  500,000 5.372%, 09/15/39.........       482,860
                  194,025 5.391%, 02/15/40.........       193,624
                  500,000 5.430%, 02/15/40.........       483,388
                1,004,847 Merrill Auto Trust
                          Securitization 2005 1 A3
                          4.100%, 08/25/09.........       999,979
                1,779,158 Merrill Lynch Mortgage
                          Investors, Inc. 2006-2 2a
                          5.510%, 05/25/36.........     1,776,918
                  400,000 Merrill Lynch Mortgage
                          Trust 2003-KEY1 A4
                          5.236%, 11/12/35.........       389,166
                2,100,000 Merrill Lynch Mortgage
                          Trust 2005-CIP1 A4
                          5.047%, 07/12/38.........     1,996,629
                  500,000 Merrill Lynch Mortgage
                          Trust 2005-CKI1
                          A6 5.417%, 11/12/37......       483,668
                1,500,000 Merrill Lynch/Countrywide
                          Commercial Mortgage Trust
                          5.378%, 08/12/48.........     1,441,652

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $   226,917 Mesa Trust Asset Backed
                          Certificates
                          5.720%, 12/25/31(a)(c).... $     228,070
                  600,000 Morgan Stanley Capital I
                          5.328%, 11/12/41..........       577,107
                  887,527 Morgan Stanley Capital I,
                          Inc. 2004-IQ7 A1
                          4.030%, 06/15/38..........       874,768
                          Morgan Stanley Capital I,
                          Inc. 2005-HQ6 A4A
                  930,000 4.946%, 08/13/42..........       882,131
                  250,000 4.989%, 08/13/42..........       237,132
                1,500,000 Morgan Stanley Capital I,
                          Inc. 2005-IQ9 A5
                          4.700%, 07/15/56..........     1,401,889
                  150,000 Morgan Stanley Capital I,
                          Inc. 2005-T19 AAB
                          4.852%, 06/12/47..........       144,022
                  138,338 Morgan Stanley Dean Witter
                          Capital Corp. Heloc Trust
                          2005-1 A
                          5.510%, 07/25/17(a).......       138,449
                          Morgan Stanley Dean Witter
                          Capital I
                  150,000 4.050%, 01/13/41..........       145,516
                2,788,272 7.200%, 10/15/33..........     2,889,121
                  416,646 Nationslink Funding Corp.
                          6.867%, 01/22/26..........       427,064
                1,855,000 Navistar Financial Corp.
                          Owner Trust
                          3.530%, 10/15/12..........     1,810,252
                  525,000 Nomura Asset Securities
                          Corp. 6.690%, 03/15/30....       545,506
                4,582,757 Oakwood Mortgage
                          Investors, Inc.
                          6.000%, 05/15/08-08/15/10.       328,739
                  774,992 Onyx Acceptance Grantor
                          Trust 2.940%, 12/15/10....       765,977

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
             $   350,000 PNC Mortgage Acceptance
                         Corp. 6.360%, 03/12/34...... $     358,482
                         Prime Mortgage Trust........
                 936,236 5.500%, 05/25/35(c).........       915,975
               3,289,243 6.000%, 05/25/35(c).........     3,231,168
               2,297,764 7.396%, 10/25/32............     2,345,070
                 439,171 Provident Bank Home
                         Equity Loan Trust
                         5.590%, 08/25/31(a).........       439,309
                 550,000 Providian Gateway Master
                         Trust 3.650%, 11/15/11(c)...       546,648
                 500,000 Renaissance Home Equity
                         Loan Trust
                         6.157%, 02/25/36............       496,166
                         Residential Asset Mortgage
                         Products, Inc.
                 120,236 5.750%, 03/25/33(a)(c)......       120,442
                 112,336 6.070%, 10/25/32(a)(c)......       113,073
                  81,087 Residential Asset Securities
                         Corp. 5.920%, 04/25/33(a)...        81,116
                  15,651 Sail Net Interest Margin
                         Notes 7.750%, 04/27/33(c)...         6,230
               1,675,692 Susquehanna Auto Lease
                         Trust 2005-1 A3
                         4.430%, 06/16/08(c).........     1,670,846
                 174,677 UCFC Home Equity Loan
                         6.905%, 04/15/30............       174,266
                 553,262 Wachovia Asset
                         Securitization, Inc.
                         5.690%, 09/27/32(a).........       554,196
                         Wachovia Bank Commercial
                         Mortgage Trust
                 150,000 4.748%, 02/15/41............       141,663
                 250,000 5.242%, 12/15/44............       247,727
                 500,000 5.413%, 12/15/43............       479,117
                 225,000 5.417%, 01/15/45............       223,634
                 500,000 5.572%, 10/15/48............       489,286
                 600,000 5.765%, 07/15/45............       594,651

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $   706,167 Washington Mutual, Inc.
                          2005-AR6 2A1A
                          5.550%, 04/25/45(a)....... $     707,118
                1,511,218 Washington Mutual, Inc.
                          2006-AR10 1A1
                          5.954%, 09/25/36..........     1,509,801
                1,729,536 Wells Fargo Mortgage
                          Backed Securities Trust
                          2006-AR5 2A1
                          5.533%, 04/25/36(a).......     1,722,786
                                                     -------------
                                                       115,318,153
                                                     -------------
              AUTOMOTIVE -- 0.4%
                          DaimlerChrysler NA Holding
                          Corp.
                  200,000 4.875%, 06/15/10..........       196,189
                  330,000 5.875%, 03/15/11..........       331,684
                  160,000 6.500%, 11/15/13..........       165,247
                  190,000 7.200%, 09/01/09..........       196,098
                  940,000 7.300%, 01/15/12..........       996,954
                  350,000 7.750%, 01/18/11..........       372,508
                  350,000 Ford Motor Co.
                          7.450%, 07/16/31#.........       279,562
                1,080,000 General Motors Corp.
                          8.375%, 07/15/33#.........       985,500
                  100,000 Johnson Controls, Inc.
                          5.500%, 01/15/16..........        96,828
                                                     -------------
                                                         3,620,570
                                                     -------------
              BANKING -- 3.0%
                  100,000 Abbey National Capital
                          Trust I 8.963%, 12/29/49..       126,585
                   50,000 ABN Amro Bank NV
                          4.650%, 06/04/18..........        45,143
                          African Development Bank
                  100,000 3.250%, 08/01/08..........        98,060
                   25,000 3.750%, 01/15/10..........        24,170
                   50,000 4.875%, 11/06/09..........        49,726

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $    30,000 American Express Centurion
                          Bank 4.375%, 07/30/09..... $      29,494
                          Asian Development Bank
                  100,000 4.125%, 09/15/10..........        97,030
                  350,000 4.250%, 10/20/14..........       326,761
                   25,000 Banco Bradesco SA
                          8.750%, 10/24/13..........        28,188
                          Bank of America Corp.
                   50,000 3.375%, 02/17/09..........        48,512
                  500,000 4.750%, 08/15/13..........       476,825
                  100,000 5.125%, 11/15/14..........        96,113
                   25,000 5.375%, 06/15/14..........        24,611
                1,400,000 5.420%, 03/15/17..........     1,342,130
                  100,000 5.625%, 10/14/16..........        98,442
                  200,000 6.800%, 03/15/28..........       211,690
                   50,000 Bank of America Corp.
                          Capital Trust VI
                          5.625%, 03/08/35..........        44,644
                   70,000 Bank of Tokyo-Mitsubishi
                          Ltd. 8.400%, 04/15/10.....        75,167
                  300,000 Bank One Corp.
                          7.875%, 08/01/10..........       320,338
                   25,000 Banque Centrale de Tunisie
                          7.375%, 04/25/12..........        26,670
                          BB&T Corp.
                   50,000 4.750%, 10/01/12..........        47,938
                  100,000 5.250%, 11/01/19..........        93,162
                          China Development Bank
                   25,000 4.750%, 10/08/14..........        23,666
                  100,000 5.000%, 10/15/15..........        95,518
                  350,000 Citigroup, Inc.
                          6.500%, 01/18/11..........       360,948
                   50,000 Comerica Capital Trust II
                          6.576%, 02/20/37..........        46,789
                   50,000 Corporacion Andina de
                          Fomento 6.875%, 03/15/12..        52,364

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $    50,000 Deutsche Bank Financial,
                         Inc. 7.500%, 04/25/09...... $      51,888
                         Development Bank of Japan
                 100,000 4.250%, 06/09/15...........        92,142
                  50,000 5.125%, 02/01/17...........        48,780
                         European Investment Bank
                 100,000 4.000%, 03/03/10...........        97,321
                 200,000 4.625%, 10/20/15...........       190,828
                 150,000 4.875%, 02/15/36...........       135,896
                 100,000 Export Development Canada
                         4.625%, 04/01/10...........        98,835
                         Export-Import Bank of Korea
                  50,000 4.625%, 03/16/10...........        48,926
                  50,000 5.125%, 03/16/15...........        47,969
                         Fifth Third Bancorp
                 100,000 4.200%, 02/23/10...........        97,248
                  25,000 4.500%, 06/01/18...........        22,056
                 200,000 First Union Institutional
                         Capital I 8.040%, 12/01/26.       208,232
                         Glitnir Banki HF
                 460,000 6.330%, 07/28/11(c)........       468,193
                 650,000 6.693%, 06/15/16(c)........       669,484
                 250,000 HSBC Bank PLC
                         6.950%, 03/15/11...........       260,921
                         HSBC Bank USA NA
                 275,000 3.875%, 09/15/09...........       266,460
                 200,000 5.875%, 11/01/34...........       190,463
                 200,000 HSBC Capital Funding LP
                         4.610%, 12/29/49(c)........       187,441
                  50,000 HSBC Holdings PLC
                         5.250%, 12/12/12...........        49,216
                  25,000 Huntington National Bank
                         4.375%, 01/15/10...........        24,351
                         Inter-American Development
                         Bank
                 150,000 4.250%, 09/14/15...........       139,336

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ---------------------------------------------------------
             $    50,000 4.375%, 09/20/12............ $      48,137
                 100,000 4.500%, 09/15/14............        95,127
                 600,000 7.375%, 01/15/10............       631,344
                  50,000 International Bank for
                         Reconstruction &
                         Development
                         4.750%, 02/15/35............        44,210
                 100,000 Japan Bank for International
                         Cooperation
                         4.750%, 05/25/11............        98,098
                  50,000 KeyBank National
                         Association
                         5.800%, 07/01/14............        49,718
                 200,000 Keycorp Capital VII
                         5.700%, 06/15/35............       174,805
                  50,000 KFW-Bankengruppe
                         3.875%, 06/30/09............        48,729
                         Korea Development Bank
                 100,000 4.750%, 07/20/09............        98,568
                  75,000 5.500%, 11/13/12............        74,208
                  50,000 5.750%, 09/10/13............        49,970
                 200,000 Kreditanstalt fuer
                         Wiederaufbau
                         2.700%, 04/18/36(d).........        40,415
                 300,000 Landesbank Baden-
                         Wuerttemberg/New York
                         6.350%, 04/01/12............       310,789
               1,040,000 Landsbanki Islands HF
                         6.100%, 08/25/11(c).........     1,053,149
                         Landwirtschaftliche
                         Rentenbank
                 150,000 3.625%, 10/20/09............       144,924
                 250,000 4.125%, 07/15/08............       247,054
                 100,000 4.875%, 11/16/15............        96,791
                 100,000 5.000%, 11/08/16............        97,338
                 150,000 5.250%, 07/02/12............       149,782
               1,250,000 Lloyds TSB Group PLC ADR
                         6.267%, 12/31/49(c).........     1,185,852

             Principal
             Amount                                      Value
             -----------------------------------------------------
                         Marshall & Ilsley Bank
             $    50,000 4.375%, 08/01/09........... $      49,118
                 150,000 5.000%, 01/17/17...........       140,202
                  25,000 5.250%, 09/04/12...........        24,666
                 100,000 Marshall & Ilsley Corp.
                         5.350%, 04/01/11...........        99,496
                 200,000 Mellon Bank NA
                         4.750%, 12/15/14...........       188,315
                  75,000 Mellon Funding Corp.
                         5.200%, 05/15/14...........        73,172
               1,210,000 Mizuho Financial Group
                         Cayman Ltd.
                         5.790%, 04/15/14(c)........     1,208,019
                  50,000 National City Bank
                         4.250%, 07/01/18...........        43,395
                         Nordic Investment Bank
                 100,000 3.875%, 06/15/10...........        96,608
                 200,000 4.875%, 03/15/11...........       197,719
                  50,000 Oesterreichische
                         Kontrollbank AG
                         4.500%, 03/09/15...........        47,334
                 830,000 Oversea-Chinese Banking
                         Corp. 7.750%, 09/06/11(c)..       894,169
                  25,000 PNC Bank NA
                         5.250%, 01/15/17...........        23,818
                  25,000 Popular North America
                         Capital Trust I
                         6.564%, 09/15/34...........        22,881
                         Popular North America, Inc.
                 100,000 3.875%, 10/01/08...........        98,016
                  25,000 4.700%, 06/30/09...........        24,624
                         Rabobank Capital Funding
                         Trust
                 280,000 5.254%, 12/29/49(c)........       262,167
                  40,000 5.260%, 12/31/49(c)........        38,360

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Principal
              Amount                                    Value
              ---------------------------------------------------
                          RBS Capital Trust I
              $    25,000 5.512%, 09/29/49......... $      24,028
                  100,000 6.425%, 12/29/49.........        97,177
                   30,000 Regions Financial Corp.
                          6.375%, 05/15/12.........        30,869
                   30,000 Royal Bank of Canada
                          3.875%, 05/04/09.........        29,267
                          Royal Bank of Scotland
                          Group PLC
                   10,000 4.700%, 07/03/18.........         9,084
                  100,000 5.000%, 11/12/13-10/01/14        95,994
                          RSHB Capital SA for
                          Russian Agricultural Bank
                1,435,000 6.299%, 05/15/17(c)......     1,404,578
                  750,000 7.175%, 05/16/13.........       773,092
                  100,000 Santander Central Hispano
                          Issuances
                          7.625%, 09/14/10.........       106,410
                  600,000 Shinsei Finance Cayman
                          Ltd.
                          6.418%, 01/29/49(c)......       583,383
                   25,000 SouthTrust Corp.
                          5.800%, 06/15/14.........        24,958
                   50,000 Sumitomo Mitsui Banking
                          Corp. 8.000%, 06/15/12...        54,825
                          SunTrust Banks, Inc.
                   25,000 4.000%, 10/15/08.........        24,552
                   50,000 5.450%, 12/01/17.........        48,111
                  820,000 SunTrust Capital VIII
                          6.100%, 12/15/36.........       750,920
                  400,000 Swiss Bank Corp. NY
                          7.500%, 07/15/25.........       459,262
                  125,000 UFJ Bank Ltd.
                          7.400%, 06/15/11.........       133,271
                   25,000 Union Planters Corp.
                          4.375%, 12/01/10.........        24,224
                   25,000 UnionBancal Corp.
                          5.250%, 12/16/13.........        24,316

              Principal
              Amount                                     Value
              -------------------------------------------------------
                          US Bancorp
              $   710,000 3.125%, 03/15/08.......... $     698,696
                   50,000 5.300%, 04/28/09..........        50,056
                          US Bank National
                          Association
                   10,000 3.750%, 02/06/09..........         9,767
                  100,000 4.950%, 10/30/14..........        95,495
                   50,000 6.300%, 02/04/14..........        51,694
                  775,000 VTB Capital SA
                          6.250%, 06/30/35(c).......       771,125
                          Wachovia Bank National
                          Association
                   50,000 5.000%, 08/15/15..........        47,438
                   50,000 5.600%, 03/15/16..........        49,086
                  410,000 Wachovia Capital Trust III
                          5.800%, 08/29/49..........       408,213
                          Wachovia Corp.
                  350,000 3.500%, 08/15/08..........       342,735
                   40,000 3.625%, 02/17/09..........        38,949
                   30,000 4.875%, 02/15/14..........        28,622
                   50,000 5.250%, 08/01/14..........        48,569
                   50,000 5.350%, 03/15/11..........        49,739
                1,500,000 5.625%, 10/15/16..........     1,460,997
                  700,000 5.750%, 06/15/17..........       690,626
                   50,000 7.500%, 04/15/35..........        58,383
                          Wells Fargo & Co.
                  250,000 4.200%, 01/15/10..........       243,669
                   15,000 4.625%, 04/15/14..........        14,095
                  250,000 4.875%, 01/12/11..........       245,377
                  100,000 5.125%, 09/15/16..........        95,267
                  100,000 6.450%, 02/01/11..........       103,109
                  200,000 Wells Fargo Capital X
                          5.950%, 12/15/36..........       186,551
                  200,000 Yell Finance BV
                          4.125%, 10/15/14..........       186,939

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

                 Principal
                 Amount                              Value
                 ------------------------------------------------
                             Zions Bancorp.
                 $    25,000 5.650%, 05/15/14... $      24,627
                      25,000 6.000%, 09/15/15...        24,798
                                                 -------------
                                                    26,700,700
                                                 -------------
                 BIOTECHNOLOGY -- 0.0%
                     100,000 Amgen, Inc.
                             4.850%, 11/18/14...        93,601
                             Genentech, Inc.
                      50,000 4.400%, 07/15/10...        48,633
                     100,000 4.750%, 07/15/15...        93,457
                                                 -------------
                                                       235,691
                                                 -------------
                 BUILDING & CONSTRUCTION -- 0.3%
                     100,000 Centex Corp.
                             5.125%, 10/01/13...        92,615
                     200,000 CRH America, Inc.
                             5.300%, 10/15/13...       191,660
                             D.R. Horton, Inc.
                     100,000 5.375%, 06/15/12...        93,817
                     100,000 6.000%, 04/15/11...        97,479
                     730,000 6.875%, 05/01/13...       728,584
                             Lafarge SA
                      25,000 6.150%, 07/15/11...        25,417
                      50,000 6.500%, 07/15/16...        51,180
                             Lennar Corp.
                      25,000 5.500%, 09/01/14...        23,469
                      25,000 5.950%, 10/17/11...        24,645
                             Masco Corp.
                     100,000 4.800%, 06/15/15...        90,215
                      50,000 5.875%, 07/15/12...        49,590
                      50,000 MDC Holdings, Inc.
                             5.375%, 12/15/14...        45,950
                             Owens Corning, Inc.
                      25,000 6.500%, 12/01/16...        24,629
                      25,000 7.000%, 12/01/36...        24,221

              Principal
              Amount                                    Value
              ---------------------------------------------------
                          Pulte Homes, Inc.
              $    30,000 4.875%, 07/15/09......... $      29,517
                   50,000 5.200%, 02/15/15.........        44,930
                   25,000 6.375%, 05/15/33.........        22,024
                  530,000 7.875%, 08/01/11-06/15/32       550,385
                                                    -------------
                                                        2,210,327
                                                    -------------
              BUSINESS SERVICES &
              SUPPLIES -- 0.0%
                          Pitney Bowes, Inc.
                   50,000 4.625%, 10/01/12.........        47,820
                   25,000 4.750%, 05/15/18.........        22,438
                   25,000 4.875%, 08/15/14.........        23,656
                  285,000 Xerox Corp.
                          5.500%, 05/15/12.........       280,104
                                                    -------------
                                                          374,018
                                                    -------------
              CHEMICALS -- 0.3%
                  920,000 Agrium, Inc.
                          7.125%, 05/23/36#........       953,571
                  840,000 Cytec Industries, Inc.
                          5.500%, 10/01/10.........       832,919
                  200,000 Dow Chemical Co.
                          6.125%, 02/01/11.........       202,782
                          E.I. Du Pont de Nemours
                          & Co.
                   30,000 4.875%, 04/30/14.........        28,599
                   50,000 5.600%, 12/15/36.........        45,337
                  125,000 FMC Corp.
                          7.750%, 07/01/11.........       131,394
                   50,000 Lubrizol Corp.
                          5.500%, 10/01/14.........        47,906
                   75,000 Rohm and Haas Co.
                          7.850%, 07/15/29.........        85,708
                                                    -------------
                                                        2,328,216
                                                    -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

            Principal
            Amount                                        Value
            -------------------------------------------------------
            COMMERCIAL SERVICES -- 0.3%
            $ 2,325,000 American Tower Trust
                        5.420%, 04/15/37(c).......... $   2,274,322
                455,000 Crown Castle Towers LLC
                        6.065%, 11/15/36(c)..........       446,542
                        RR Donnelley & Sons Co.
                150,000 5.500%, 05/15/15.............       138,929
                 20,000 5.625%, 01/15/12.............        19,737
                 50,000 6.125%, 01/15/17.............        48,682
                                                      -------------
                                                          2,928,212
                                                      -------------
            COMPUTERS & INFORMATION -- 0.3%
                        Electronic Data Systems Corp.
                 75,000 6.500%, 08/01/13(e)..........        74,126
              1,695,000 7.125%, 10/15/09.............     1,744,401
                650,000 7.450%, 10/15/29.............       661,986
                        International Business
                        Machines Corp.
                 30,000 4.375%, 06/01/09.............        29,529
                100,000 6.220%, 08/01/27.............       102,542
                200,000 7.500%, 06/15/13.............       218,025
                                                      -------------
                                                          2,830,609
                                                      -------------
            CONTAINERS & PACKAGING -- 0.1%
                        Pactiv Corp.
                285,000 5.875%, 07/15/12.............       285,738
                 25,000 7.950%, 12/15/25.............        26,766
                200,000 8.375%, 04/15/27.............       220,660
                600,000 Sealed Air Corp.
                        5.375%, 04/15/08(c)..........       596,729
                                                      -------------
                                                          1,129,893
                                                      -------------
            COSMETICS & PERSONAL CARE -- 0.1%
                        Avon Products, Inc.
                 20,000 4.200%, 07/15/18.............        17,345
                150,000 5.125%, 01/15/11.............       148,150

             Principal
             Amount                                       Value
             ------------------------------------------------------
             $    10,000 Gillette Co.
                         3.800%, 09/15/09............ $       9,702
                         Procter & Gamble Co.
                  30,000 4.950%, 08/15/14............        28,904
                  25,000 5.800%, 08/15/34............        24,333
                 200,000 6.875%, 09/15/09............       206,430
                                                      -------------
                                                            434,864
                                                      -------------
             DIVERSIFIED FINANCIAL SERVICES -- 6.5%
                 400,000 AIFUL Corp.
                         5.000%, 08/10/10(c).........       389,888
                 505,730 Air 2 US
                         8.027%, 10/01/19(c).........       523,430
                  38,000 Alamosa Delaware, Inc.
                         11.000%, 07/31/10...........        40,260
                  50,000 Allied Capital Corp.
                         6.625%, 07/15/11............        50,487
                  30,000 Allstate Life Global Funding
                         Trust I 4.500%, 05/29/09....        29,588
                         American Express Co.
                  50,000 4.750%, 06/17/09............        49,478
                 100,000 5.000%, 12/02/10............        98,848
                 330,000 6.800%, 09/01/66............       340,269
                         American General Finance
                         Corp.
                 100,000 3.875%, 10/01/09............        96,749
               1,340,000 5.400%, 12/01/15............     1,291,383
                 420,000 American International
                         Group, Inc.
                         6.250%, 03/15/37............       397,116
                 100,000 Banque Paribas-NY
                         6.875%, 03/01/09............       102,282
                         Bear Stearns Cos., Inc.
                  25,000 2.875%, 07/02/08............        24,348
                  75,000 4.500%, 10/28/10............        72,531
                  10,000 4.650%, 07/02/18............         8,806

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

             Principal
             Amount                                      Value
             --------------------------------------------------------
             $   800,000 5.550%, 01/22/17#.......... $     756,002
                  50,000 5.700%, 11/15/14...........        49,031
                 200,000 Boeing Capital Corp.
                         4.750%, 08/25/08...........       198,627
                         Bunge Ltd. Finance Corp.
                 100,000 5.100%, 07/15/15...........        92,395
                  15,000 5.875%, 05/15/13...........        14,743
                         Canada Mortgage & Housing
                         Corp.
                  75,000 3.875%, 04/01/10...........        72,489
                  50,000 5.000%, 09/01/11...........        49,572
                         Capital One Bank
                  25,000 5.000%, 06/15/09...........        24,808
                  10,000 5.125%, 02/15/14...........         9,599
                  25,000 6.500%, 06/13/13...........        25,676
                  50,000 Capital One Capital IV
                         6.745%, 02/17/37...........        46,005
                         Capital One Financial Corp.
                  50,000 5.250%, 02/21/17...........        46,341
                  60,000 5.700%, 09/15/11...........        59,703
                  25,000 6.250%, 11/15/13...........        25,407
                         Capmark Financial Group,
                         Inc.
               1,275,000 5.875%, 05/10/12(c)........     1,258,291
                 255,000 6.300%, 05/10/17(c)........       250,934
                         Caterpillar Financial
                         Services Corp.
                 100,000 2.700%, 07/15/08...........        97,274
                  10,000 3.700%, 08/15/08...........         9,806
                 100,000 4.300%, 06/01/10...........        97,088
                         CIT Group, Inc.
                  50,000 3.875%, 11/03/08...........        48,959
                  20,000 4.125%, 11/03/09...........        19,355
                 100,000 4.250%, 02/01/10...........        96,635
                 100,000 4.750%, 08/15/08...........        99,152
                  75,000 5.125%, 09/30/14...........        70,858

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $   100,000 6.000%, 04/01/36........... $      92,816
                  45,000 6.100%, 03/15/67...........        40,982
                         Citigroup, Inc.
                 150,000 5.125%, 02/14/11...........       148,135
                 500,000 5.850%, 08/02/16...........       499,990
                         Countrywide Financial Corp.
                 115,000 4.500%, 06/15/10...........       111,278
                 700,000 5.800%, 06/07/12...........       695,069
               3,080,000 6.250%, 05/15/16#..........     3,024,874
                 160,000 Countrywide Funding Corp.
                         4.000%, 03/22/11...........       149,975
                 100,000 Countrywide Home Loans,
                         Inc. 4.125%, 09/15/09......        96,993
                         Credit Suisse First Boston
                         USA, Inc.
                 100,000 4.700%, 06/01/09...........        98,894
                 200,000 4.875%, 08/15/10-01/15/15..       193,146
                 100,000 5.125%, 08/15/15...........        95,806
                 150,000 6.125%, 11/15/11...........       153,274
                 100,000 7.125%, 07/15/32...........       113,480
                 150,000 Credit Suisse USA, Inc.
                         5.250%, 03/02/11...........       148,905
                 200,000 Discover Financial Services
                         6.450%, 06/12/17(c)........       199,731
                         Eksportfinans A/S
                  30,000 4.375%, 07/15/09...........        29,475
                 150,000 4.750%, 12/15/08...........       149,103
                 690,000 5.500%, 05/25/16...........       693,568
               1,210,000 Farmers Exchange Capital
                         7.050%, 07/15/28(c)........     1,225,764
                         Financing Corp. FICO
                 800,000 4.377%, 11/30/17(d)........       458,181
                 400,000 8.600%, 09/26/19...........       509,518
                 140,000 9.650%, 11/02/18...........       188,735
                 628,425 Ford Motor Bank Term
                         Loan B
                         8.360%, 12/15/13...........       629,211

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Principal
              Amount                                    Value
              ---------------------------------------------------
                          Ford Motor Credit Co.
              $ 1,260,000 6.625%, 06/16/08......... $   1,259,149
                1,030,000 7.250%, 10/25/11.........       991,305
                5,300,000 7.375%, 10/28/09-02/01/11     5,238,153
                  685,000 7.875%, 06/15/10.........       684,868
                   15,000 Fund American Cos., Inc.
                          5.875%, 05/15/13.........        14,750
                          General Electric Capital
                          Corp.
                   50,000 3.125%, 04/01/09.........        48,213
                  100,000 4.250%, 06/15/12.........        94,479
                  650,000 4.375%, 11/21/11-03/03/12       621,860
                  250,000 5.000%, 11/15/11.........       244,992
                  325,000 5.450%, 01/15/13.........       321,611
                  150,000 6.750%, 03/15/32.........       162,745
                  500,000 7.375%, 01/19/10.........       523,338
                          General Motors Acceptance
                          Corp.
                1,005,000 5.625%, 05/15/09.........       982,622
                  730,000 6.125%, 08/28/07#........       730,497
                  915,000 6.875%, 09/15/11.........       900,043
                  450,000 7.750%, 01/19/10.........       455,550
                   50,000 Genworth Global Funding
                          5.750%, 05/15/13.........        50,148
                  320,000 GMAC LLC
                          6.875%, 08/28/12.........       312,743
                   80,000 Goldman Sachs Capital I
                          6.345%, 02/15/34.........        76,297
                          Goldman Sachs Group, Inc.
                   50,000 4.750%, 07/15/13.........        47,326
                  100,000 5.000%, 10/01/14.........        94,652
                  250,000 5.150%, 01/15/14.........       240,227
                  250,000 5.250%, 04/01/13.........       243,493
                  250,000 5.625%, 01/15/17.........       239,603
                   50,000 5.950%, 01/15/27.........        46,980

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $   150,000 6.125%, 02/15/33........... $     143,081
                 750,000 6.450%, 05/01/36...........       736,435
                 400,000 6.875%, 01/15/11...........       416,063
                         Household Finance Corp.
                 430,000 6.375%, 11/27/12...........       441,469
                  20,000 7.000%, 05/15/12...........        21,058
                 100,000 HSBC Finance Capital Trust
                         IX 5.911%, 11/30/35........        96,821
                 200,000 ILFC E-Capital Trust II
                         6.250%, 12/21/65(c)........       195,068
                  50,000 International Finance Corp.
                         5.125%, 05/02/11...........        49,926
                         International Lease Finance
                         Corp.
                  50,000 3.750%, 06/30/09...........        48,814
                 100,000 4.750%, 01/13/12...........        96,229
                  50,000 5.400%, 02/15/12...........        49,464
                 100,000 5.450%, 03/24/11...........        99,547
                 250,000 6.375%, 03/15/09#..........       254,014
                  50,000 Invesco PLC
                         5.625%, 04/17/12...........        49,604
               1,140,000 Janus Capital Group, Inc.
                         6.700%, 06/15/17...........     1,149,834
                 100,000 Japan Finance Corp. for
                         Municipal Enterprises
                         4.625%, 04/21/15...........        94,938
                         Jefferies Group, Inc.
                  25,000 5.500%, 03/15/16...........        23,883
                 100,000 6.250%, 01/15/36...........        93,705
                         John Deere Capital Corp.
                 470,000 5.100%, 01/15/13...........       456,617
                 100,000 5.400%, 04/07/10...........       100,035
                 100,000 7.000%, 03/15/12...........       105,729
                         JP Morgan Chase & Co.
                  20,000 3.800%, 10/02/09...........        19,367
                 250,000 3.816%, 07/01/27(d)........        52,359
                 100,000 4.750%, 03/01/15...........        93,378

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Principal
              Amount                                    Value
              ------------------------------------------------------
              $   850,000 5.125%, 09/15/14......... $     816,221
                1,190,000 5.150%, 10/01/15.........     1,131,565
                   30,000 5.250%, 05/01/15.........        28,904
                  865,000 6.625%, 03/15/12.........       899,363
                  300,000 6.750%, 02/01/11.........       311,687
                  100,000 JP Morgan Chase Capital
                          XVII 5.850%, 08/01/35....        90,903
                  130,000 Kaupthing Bank HF
                          5.750%, 10/04/11(c)......       129,552
                1,325,000 Lazard Group
                          6.850%, 06/15/17(c)......     1,325,914
                          Lehman Brothers Holdings,
                          Inc.
                  150,000 3.500%, 08/07/08.........       146,874
                  550,000 5.250%, 02/06/12.........       540,611
                  100,000 5.500%, 04/04/16.........        97,090
                   50,000 5.750%, 05/17/13.........        49,973
                1,468,668 Lilacs Repackaging Co.
                          5.138%, 04/15/15(c)......     1,410,024
                          MBNA America Bank
                   30,000 4.625%, 08/03/09.........        29,550
                   30,000 7.125%, 11/15/12.........        32,017
                          MBNA Corp.
                  100,000 6.125%, 03/01/13.........       101,923
                   15,000 7.500%, 03/15/12.........        16,157
                  600,000 Merna Reinsurance 2007
                          1.000%, 07/01/12(c)......       600,000
                          Merrill Lynch & Co., Inc.
                  190,000 3.125%, 07/15/08.........       185,524
                  295,000 3.375%, 09/14/07.........       293,801
                  100,000 4.125%, 09/10/09.........        97,468
                  100,000 4.831%, 10/27/08.........        99,092
                   50,000 5.000%, 02/03/14.........        47,788
                  100,000 6.000%, 02/17/09.........       100,894
                  930,000 6.110%, 01/29/37.........       872,640
                  100,000 6.220%, 09/15/26.........        97,431

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $   160,000 6.375%, 10/15/08#......... $     161,754
                  300,000 6.875%, 11/15/18..........       319,610
                          Morgan Stanley
                  350,000 4.000%, 01/15/10..........       337,896
                1,715,000 4.750%, 04/01/14..........     1,601,534
                  250,000 5.050%, 01/21/11..........       244,831
                  400,000 5.300%, 03/01/13..........       392,069
                  220,000 5.809%, 10/18/16(a).......       219,757
                   25,000 6.600%, 04/01/12..........        25,927
                   25,000 7.250%, 04/01/32..........        27,735
                  310,000 MUFG Capital Finance 1
                          Ltd. 6.346%, 07/29/49.....       304,599
                          National Rural Utilities
                          Cooperative Finance
                   10,000 4.375%, 10/01/10..........         9,675
                   10,000 4.750%, 03/01/14..........         9,455
                   30,000 7.250%, 03/01/12..........        31,963
                   70,000 8.000%, 03/01/32..........        86,184
                   50,000 ORIX Corp.
                          5.480%, 11/22/11..........        49,291
                          Residential Capital Corp.
                1,580,000 6.000%, 02/22/11..........     1,528,865
                  680,000 6.125%, 11/21/08..........       673,794
                  100,000 6.375%, 06/30/10..........        98,709
                  100,000 6.875%, 06/30/15..........        96,992
                1,025,000 Residential Capital LLC
                          6.500%, 06/01/12..........     1,000,188
                  465,000 Resona Preferred Global
                          Services
                          7.191%, 12/29/49(c).......       475,467
                   25,000 Rio Tinto Finance USA Ltd.
                          2.625%, 09/30/08..........        24,130
                1,000,000 SB Treasury Co. LLC
                          9.400%, 12/29/49(c).......     1,034,688
                          SLM Corp.
                  850,000 3.900%, 04/01/09(a).......       795,957

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $   150,000 4.500%, 07/26/10........... $     138,692
                 200,000 5.375%, 05/15/14...........       171,386
                 100,000 5.450%, 04/25/11...........        92,593
                 100,000 Swedish Export Credit Corp.
                         4.125%, 10/15/08...........        98,633
                  80,000 Textron Financial Corp.
                         6.000%, 11/20/09...........        80,935
                         Toyota Motor Credit Corp...
                  50,000 5.450%, 05/18/11...........        50,343
                  25,000 5.500%, 12/15/08...........        25,007
               1,420,000 UFJ Finance Aruba AEC
                         6.750%, 07/15/13...........     1,499,369
                  50,000 Unilever Capital Corp.
                         5.900%, 11/15/32...........        47,280
                         Western Union Co...........
                  75,000 5.930%, 10/01/16...........        73,172
                  50,000 6.200%, 11/17/36...........        47,851
                                                     -------------
                                                        57,723,495
                                                     -------------
             EDUCATION -- 0.0%
                  50,000 President & Fellows of
                         Harvard 6.300%, 10/01/37...        50,673
                                                     -------------
             ELECTRICAL EQUIPMENT -- 0.0%
                 125,000 Emerson Electric Co.
                         4.500%, 05/01/13...........       118,280
                                                     -------------
             ELECTRONICS -- 0.1%
                 910,000 Avnet, Inc.
                         6.625%, 09/15/16...........       922,061
                                                     -------------
             ENVIRONMENTAL SERVICES -- 0.1%
                  25,000 Republic Services, Inc.
                         6.750%, 08/15/11...........        25,800
                         Waste Management, Inc.
                  10,000 5.000%, 03/15/14...........         9,333
                 370,000 6.500%, 11/15/08...........       374,178
                  70,000 7.000%, 07/15/28...........        70,769

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $   100,000 7.375%, 08/01/10........... $     104,771
                  75,000 7.750%, 05/15/32...........        82,518
                                                     -------------
                                                           667,369
                                                     -------------
             FOOD, BEVERAGE & TOBACCO -- 1.2%
                         Altria Group, Inc.
                  25,000 5.625%, 11/04/08...........        25,021
               1,440,000 7.000%, 11/04/13...........     1,527,333
                         Anheuser-Busch Cos., Inc.
                  50,000 5.600%, 03/01/17...........        48,794
                 100,000 6.500%, 02/01/43...........        98,091
                 100,000 9.000%, 12/01/09...........       108,085
                 150,000 Archer-Daniels-Midland
                         7.500%, 03/15/27...........       170,129
                 100,000 Bottling Group LLC
                         4.625%, 11/15/12...........        95,700
                  75,000 Brown Forman Corp.
                         5.200%, 04/01/12...........        73,516
                  75,000 Campbell Soup Co.
                         5.000%, 12/03/12...........        72,984
                         Cia Brasileira de Bebidas
                 675,000 8.750%, 09/15/13...........       767,812
                 380,000 10.500%, 12/15/11..........       446,500
                  25,000 Coca Cola HBC Finance BV
                         5.500%, 09/17/15...........        24,418
                         Coca-Cola Enterprises, Inc.
                  25,000 4.250%, 09/15/10...........        24,129
                 300,000 8.500%, 02/01/22...........       366,862
                 275,000 ConAgra Foods, Inc.
                         6.750%, 09/15/11...........       285,608
                  30,000 Coors Brewing Co.
                         6.375%, 05/15/12...........        30,719
                  50,000 Diageo Capital PLC
                         4.375%, 05/03/10...........        48,570
                         Diageo Finance BV
                  15,000 3.875%, 04/01/11...........        14,140
                 150,000 5.300%, 10/28/15...........       143,918

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

               Principal
               Amount                                  Value
               ----------------------------------------------------
               $    50,000 General Mills, Inc.
                           6.000%, 02/15/12....... $      50,537
                    50,000 Hershey Co.
                           5.450%, 09/01/16.......        48,801
                           Kraft Foods, Inc.
                    25,000 4.000%, 10/01/08.......        24,527
                    25,000 5.250%, 10/01/13.......        24,039
                   150,000 5.625%, 11/01/11.......       148,826
                 1,270,000 6.250%, 06/01/12.......     1,290,767
                           Kroger Co.
                   200,000 6.750%, 04/15/12.......       206,545
                   100,000 6.800%, 12/15/18.......       101,343
                    50,000 PepsiAmericas, Inc.
                           4.875%, 01/15/15.......        47,043
                 1,170,000 Reynolds American, Inc.
                           7.875%, 05/15/09.......     1,213,373
                 1,320,000 SABMiller PLC
                           6.500%, 07/01/16(c)....     1,356,109
                           Safeway, Inc.
                    50,000 4.950%, 08/16/10.......        49,160
                    50,000 7.250%, 02/01/31.......        51,664
                           Sara Lee Corp.
                    25,000 6.125%, 11/01/32.......        22,365
                    50,000 6.250%, 09/15/11.......        50,872
                 1,100,000 Tyson Foods, Inc.
                           6.600%, 04/01/16(e)....     1,129,414
                    50,000 WM Wrigley, Jr. Co.
                           4.650%, 07/15/15.......        46,411
                                                   -------------
                                                      10,234,125
                                                   -------------
               FOREST PRODUCTS & PAPER -- 0.2%
                   335,000 Alto Parana SA
                           6.375%, 06/09/17(c)....       334,162
                   100,000 Celulosa Arauco y
                           Constitucion SA
                           5.625%, 04/20/15.......        96,628

             Principal
             Amount                                       Value
             ------------------------------------------------------
                         International Paper Co.
             $   125,000 4.250%, 01/15/09............ $     122,494
                 100,000 5.250%, 04/01/16............        93,016
                  25,000 5.850%, 10/30/12(f).........        24,937
                  50,000 MeadWestvaco Corp.
                         6.850%, 04/01/12............        51,553
                  20,000 Stora Enso Oyj
                         7.375%, 05/15/11............        20,947
                         Temple-Inland, Inc.
                 600,000 6.625%, 01/15/18............       597,543
                  25,000 7.875%, 05/01/12............        26,575
                         Weyerhaeuser Co.
                  50,000 6.750%, 03/15/12............        51,733
                 130,000 7.375%, 03/15/32............       131,878
                                                      -------------
                                                          1,551,466
                                                      -------------
             HEALTH CARE -- 0.3%
                  25,000 Anthem, Inc.
                         6.800%, 08/01/12............        26,168
                 100,000 Baxter FinCo BV
                         4.750%, 10/15/10............        97,776
                         Boston Scientific Corp.
                  25,000 4.250%, 01/12/11............        23,590
                  25,000 5.125%, 01/12/17............        22,407
                  25,000 5.450%, 06/15/14............        23,527
                 878,000 HCA, Inc.
                         5.750%, 03/15/14............       743,007
                  25,000 Hillenbrand Industries, Inc.
                         4.500%, 06/15/09............        24,539
                 100,000 Johnson & Johnson
                         4.950%, 05/15/33............        89,539
                         Quest Diagnostics, Inc.
                 100,000 5.450%, 11/01/15............        94,180
                 860,000 6.950%, 07/01/37............       869,731
                 258,000 Tenet Healthcare Corp.
                         7.375%, 02/01/13............       233,168

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
                         UnitedHealth Group, Inc.
             $    10,000 3.750%, 02/10/09............ $       9,738
                  50,000 4.125%, 08/15/09............        48,788
                  10,000 4.750%, 02/10/14............         9,385
                  30,000 4.875%, 04/01/13............        28,610
                  50,000 5.000%, 08/15/14............        47,755
                 150,000 5.250%, 03/15/11............       148,420
                 100,000 5.800%, 03/15/36............        92,029
                         WellPoint, Inc.
                 175,000 5.000%, 01/15/11-12/15/14...       168,591
                 100,000 5.850%, 01/15/36............        91,249
                  50,000 5.950%, 12/15/34............        46,318
                                                      -------------
                                                          2,938,515
                                                      -------------
             HOLDING COMPANIES-DIVERSIFIED -- 0.2%
                  25,000 Canadian Pacific Ltd.
                         9.450%, 08/01/21............        32,461
                  50,000 EnCana Holdings Finance
                         Corp. 5.800%, 05/01/14......        49,759
                         Hutchison Whampoa
                         International
                 520,000 5.450%, 11/24/10(c).........       516,643
                 920,000 7.450%, 11/24/33(c).........     1,015,425
                                                      -------------
                                                          1,614,288
                                                      -------------
             HOTELS & RESTAURANTS -- 0.1%
                 315,000 Harrah's Operating Co., Inc.
                         6.500%, 06/01/16#...........       263,025
                 460,000 Wyndham Worldwide Corp.
                         6.000%, 12/01/16............       443,657
                                                      -------------
                                                            706,682
                                                      -------------
             HOUSEHOLD PRODUCTS -- 0.0%
                  45,000 Clorox Co.
                         5.000%, 01/15/15............        42,298
                         Fortune Brands, Inc.
                  25,000 4.875%, 12/01/13............        23,350

               Principal
               Amount                                  Value
               -------------------------------------------------
               $   100,000 5.125%, 01/15/11....... $      97,581
                    45,000 Kimberly-Clark Corp.
                           5.625%, 02/15/12.......        45,078
                    25,000 Newell Rubbermaid, Inc.
                           6.750%, 03/15/12.......        25,982
                                                   -------------
                                                         234,289
                                                   -------------
               INDUSTRIAL MACHINERY -- 0.0%
                    15,000 Black & Decker Corp.
                           4.750%, 11/01/14.......        13,717
                   150,000 Caterpillar, Inc.
                           6.950%, 05/01/42.......       164,127
                    30,000 Deere & Co.
                           6.950%, 04/25/14.......        32,158
                                                   -------------
                                                         210,002
                                                   -------------
               INSURANCE -- 1.7%
                   670,000 Ace Capital Trust II
                           9.700%, 04/01/30.......       866,558
                           Ace INA Holdings, Inc.
                    25,000 5.875%, 06/15/14.......        24,858
                    50,000 6.700%, 05/15/36.......        50,766
                   100,000 Aegon Funding Corp.
                           5.750%, 12/15/20.......        98,321
                    50,000 Aegon NV
                           4.750%, 06/01/13.......        47,656
                   910,000 Allied World Assurance
                           Holdings Ltd.
                           7.500%, 08/01/16.......       956,527
                           Allstate Corp.
                    50,000 5.000%, 08/15/14.......        47,816
                    75,000 5.350%, 06/01/33.......        65,973
                    35,000 American International
                           Group, Inc.
                           6.250%, 05/01/36.......        35,324
                    50,000 American Re Corp.
                           7.450%, 12/15/26.......        55,535

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ---------------------------------------------------------
             $    20,000 Arch Capital Group Ltd.
                         7.350%, 05/01/34............ $      20,708
                  70,000 ASIF Global Financing
                         4.900%, 01/17/13(c).........        67,849
               1,165,000 Axa 8.600%, 12/15/30........     1,419,570
                         Berkshire Hathaway Finance
                         Corp.
                  50,000 3.375%, 10/15/08............        48,790
                 100,000 4.125%, 01/15/10............        97,223
                  75,000 5.100%, 07/15/14............        72,868
                  40,000 Chubb Corp.
                         6.000%, 05/11/37............        38,081
                  50,000 Cigna Corp.
                         6.150%, 11/15/36............        47,628
                  30,000 Cincinnati Financial Corp.
                         6.125%, 11/01/34............        28,888
                  50,000 Commerce Group, Inc.
                         5.950%, 12/09/13............        49,533
                  25,000 Endurance Specialty
                         Holdings Ltd.
                         7.000%, 07/15/34............        24,406
                         Everest Reinsurance
                         Holdings, Inc.
                  15,000 5.400%, 10/15/14............        14,516
               1,235,000 6.600%, 05/15/37............     1,178,577
                         Genworth Financial, Inc.
                  20,000 5.750%, 06/15/14............        19,913
                  10,000 6.500%, 06/15/34............        10,258
                  15,000 Hartford Financial Services
                         Group, Inc.
                         4.625%, 07/15/13............        14,182
                 100,000 ING Groep NV
                         5.775%, 12/29/49............        96,515
                 380,000 Liberty Mutual Group, Inc.
                         7.500%, 08/15/36(c).........       385,385
                 790,000 Liberty Mutual Insurance Co.
                         7.697%, 10/15/97(c).........       768,601

            Principal
            Amount                                        Value
            -------------------------------------------------------
                        Lincoln National Corp.
            $    50,000 6.150%, 04/07/36............. $      49,004
                730,000 7.000%, 05/17/66.............       749,038
                 25,000 Loews Corp.
                        5.250%, 03/15/16.............        23,954
                        Marsh & McLennan Cos.,
                        Inc.
                100,000 5.150%, 09/15/10.............        97,634
                 50,000 5.375%, 07/15/14.............        46,778
                 25,000 MBIA, Inc.
                        5.700%, 12/01/34.............        22,979
                100,000 Mony Group, Inc.
                        8.350%, 03/15/10.............       106,611
                        Principal Life Income
                        Funding Trust
                 15,000 3.200%, 04/01/09.............        14,421
                100,000 5.125%, 03/01/11.............        99,303
                 25,000 Progressive Corp.
                        6.250%, 12/01/32.............        25,157
                        Protective Life Secured Trust
                 15,000 4.000%, 04/01/11.............        14,298
                100,000 4.850%, 08/16/10.............        98,337
                        Prudential Financial, Inc.
                 25,000 4.500%, 07/15/13.............        23,413
                120,000 5.100%, 12/14/11-09/20/14....       116,550
                 50,000 5.400%, 06/13/35.............        43,999
                100,000 5.500%, 03/15/16.............        97,727
                 10,000 5.750%, 07/15/33.............         9,276
                 20,000 Radian Group, Inc.
                        5.625%, 02/15/13.............        19,819
                 60,000 Safeco Corp.
                        4.875%, 02/01/10.............        58,891
                        St. Paul Travelers Cos., Inc.
                100,000 5.500%, 12/01/15.............        97,117
              3,000,000 6.250%, 03/15/37.............     2,882,847
                 50,000 8.125%, 04/15/10.............        53,311

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

            Principal
            Amount                                        Value
            -------------------------------------------------------
            $   300,000 Symetra Financial Corp.
                        6.125%, 04/01/16(c).......... $     296,675
                100,000 Transatlantic Holdings, Inc.
                        5.750%, 12/14/15.............        97,520
                        Travelers Cos, Inc.
                 50,000 5.375%, 06/15/12.............        49,455
                 50,000 5.750%, 12/15/17.............        48,825
                 20,000 6.250%, 06/15/37.............        19,367
                        Unitrin, Inc.
                640,000 4.875%, 11/01/10.............       626,752
                915,000 6.000%, 05/15/17.............       886,965
              1,150,000 W.R. Berkley Corp.
                        5.875%, 02/15/13.............     1,148,873
                530,000 Willis North America, Inc.
                        6.200%, 03/28/17.............       518,973
                        XL Capital Europe PLC
                 50,000 5.250%, 09/15/14.............        47,726
                 50,000 6.375%, 11/15/24.............        48,943
                100,000 6.500%, 01/15/12.............       102,688
                                                      -------------
                                                         15,296,051
                                                      -------------
            INTERNET SERVICES & APPLICATIONS -- 0.0%
                 20,000 InterActiveCorp
                        7.000%, 01/15/13.............        20,347
                                                      -------------
            MANUFACTURING -- 0.6%
                 50,000 3m Co. 5.700%, 03/15/37......        48,129
                 50,000 Dover Corp.
                        4.875%, 10/15/15.............        46,927
                810,000 Eastman Kodak Co.
                        7.250%, 11/15/13.............       810,000
                        Honeywell International, Inc.
                 50,000 5.400%, 03/15/16.............        48,645
                 50,000 5.700%, 03/15/36.............        46,160
                100,000 7.500%, 03/01/10.............       105,097
                 25,000 Textron, Inc.
                        4.500%, 08/01/10.............        24,314

             Principal
             Amount                                      Value
             -----------------------------------------------------
                         Tyco International Group SA
             $   230,000 6.000%, 11/15/13........... $     236,172
                  50,000 6.125%, 11/01/08-01/15/09..        50,484
               1,410,000 6.375%, 10/15/11...........     1,452,527
                  70,000 6.750%, 02/15/11...........        73,360
               1,400,000 6.875%, 01/15/29...........     1,615,867
                 370,000 7.000%, 06/15/28...........       430,867
                                                     -------------
                                                         4,988,549
                                                     -------------
             METALS & MINING -- 0.4%
                         Alcan, Inc.
                  40,000 4.500%, 05/15/13...........        37,233
                  25,000 4.875%, 09/15/12...........        23,838
                  50,000 5.750%, 06/01/35...........        44,320
                         Alcoa, Inc.
                  25,000 5.550%, 02/01/17...........        23,839
                  25,000 5.900%, 02/01/27...........        23,272
                  25,000 5.950%, 02/01/37...........        23,264
                 100,000 7.375%, 08/01/10...........       104,742
                  25,000 Barrick Gold Finance Co.
                         4.875%, 11/15/14...........        23,481
                         BHP Billiton Finance USA
                         Ltd.
                 150,000 4.800%, 04/15/13...........       143,196
                 100,000 5.250%, 12/15/15...........        95,702
                 130,000 Codelco, Inc.
                         4.750%, 10/15/14(c)........       121,355
                         Falconbridge Ltd.
                  20,000 5.375%, 06/01/15...........        19,215
                  20,000 7.350%, 06/05/12...........        21,387
                         Inco Ltd.
                 290,000 7.200%, 09/15/32...........       308,222
                  10,000 7.750%, 05/15/12...........        10,780
                  50,000 Noranda, Inc.
                         5.500%, 06/15/17...........        47,947
                  30,000 Nucor Corp.
                         4.875%, 10/01/12...........        28,923

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Principal
              Amount                                    Value
              ---------------------------------------------------
                          Peabody Energy Corp.
              $   255,000 5.875%, 04/15/16......... $     238,425
                  505,000 7.375%, 11/01/16.........       515,100
                   50,000 Reliance Steel & Aluminum
                          Co. 6.500%, 11/15/16.....        49,196
                          Vale Overseas Ltd.
                  100,000 6.250%, 01/11/16.........        99,187
                1,480,000 6.875%, 11/21/36.........     1,487,675
                   15,000 WMC Financial USA Ltd.
                          5.125%, 05/15/13.........        14,549
                                                    -------------
                                                        3,504,848
                                                    -------------
              MULTIMEDIA -- 1.8%
                1,020,000 AMFM, Inc.
                          8.000%, 11/01/08.........     1,046,209
                          AOL Time Warner, Inc.
                  690,000 7.625%, 04/15/31.........       739,246
                  685,000 7.700%, 05/01/32.........       740,725
                  724,000 AT&T Broadband
                          8.375%, 03/15/13.........       808,208
                          CBS Corp.
                  430,000 7.700%, 07/30/10.........       454,684
                  855,000 7.875%, 07/30/30.........       884,119
                          Clear Channel
                          Communications, Inc.
                  190,000 4.250%, 05/15/09.........       183,633
                  410,000 6.250%, 03/15/11.........       394,561
                  150,000 7.650%, 09/15/10.........       156,667
                          Comcast Corp.
                  100,000 4.950%, 06/15/16.........        91,738
                   50,000 5.875%, 02/15/18.........        48,426
                  100,000 5.900%, 03/15/16.........        98,226
                1,450,000 6.500%, 11/15/35.........     1,405,556
                  100,000 7.050%, 03/15/33.........       103,213
                          Cox Communications, Inc.
                  100,000 4.625%, 01/15/10.........        97,674

             Principal
             Amount                                       Value
             ------------------------------------------------------
             $   460,000 6.450%, 12/01/36(c)......... $     442,421
                 220,000 7.125%, 10/01/12............       232,424
                 710,000 7.750%, 11/01/10............       755,073
                  10,000 Gannett Co., Inc.
                         6.375%, 04/01/12............        10,180
                         Liberty Media Corp.
                  40,000 3.750%, 02/15/30(b).........        24,850
                 710,000 7.750%, 07/15/09............       734,672
                 540,000 7.875%, 07/15/09............       560,141
                  25,000 News America Holdings
                         8.000%, 10/17/16............        28,142
                         News America, Inc.
                  50,000 5.300%, 12/15/14............        48,300
                  40,000 6.200%, 12/15/34............        37,288
                 150,000 6.400%, 12/15/35............       142,847
                 940,000 7.280%, 06/30/28............       984,512
                 800,000 Tele-Communications-TCI
                         Group 7.875%, 08/01/13......       876,617
                 100,000 Thomson Corp.
                         5.500%, 08/15/35............        86,204
                         Time Warner Cable, Inc.
                 580,000 5.850%, 05/01/17(c).........       564,136
                 585,000 6.550%, 05/01/37(c).........       565,406
                 390,000 Time Warner Entertainment
                         Co. LP
                         8.375%, 03/15/23-07/15/33(c)       447,821
                         Time Warner, Inc.
                  80,000 6.875%, 05/01/12............        83,462
                 100,000 9.125%, 01/15/13............       114,870
                 150,000 9.150%, 02/01/23............       181,356
                 660,000 Turner Broadcasting System,
                         Inc. 8.375%, 07/01/13.......       737,358
                         Viacom, Inc.
                  25,000 5.625%, 08/15/12............        24,579
                  50,000 5.750%, 04/30/11............        49,928
                 950,000 6.250%, 04/30/16#...........       935,698
                  50,000 6.875%, 04/30/36............        48,306

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

             Principal
             Amount                                      Value
             --------------------------------------------------------
                         Walt Disney Co.
             $   100,000 5.625%, 09/15/16........... $      99,248
                  75,000 6.375%, 03/01/12...........        77,687
                  15,000 7.000%, 03/01/32...........        16,667
                                                     -------------
                                                        16,163,078
                                                     -------------
             OIL & GAS -- 1.9%
                  30,000 Alberta Energy Co. Ltd.
                         7.375%, 11/01/31...........        32,897
                         Amerada Hess Corp.
                  50,000 6.650%, 08/15/11...........        51,660
               1,110,000 7.300%, 08/15/31...........     1,190,385
                 230,000 Anadarko Finance Co.
                         7.500%, 05/01/31...........       247,122
                         Anadarko Petroleum Corp.
                 740,000 5.760%, 09/15/09(a)........       740,659
                 100,000 5.950%, 09/15/16...........        97,642
               1,640,000 6.450%, 09/15/36...........     1,577,396
                         Apache Corp.
                  50,000 5.250%, 04/15/13...........        49,011
                  20,000 5.625%, 01/15/17...........        19,532
                  50,000 6.000%, 01/15/37...........        47,678
                  25,000 6.250%, 04/15/12...........        25,628
                  25,000 Apache Finance Canada
                         Corp. 7.750%, 12/15/29.....        28,760
                  50,000 Boardwalk Pipelines LP
                         5.875%, 11/15/16...........        48,751
                         Buckeye Partners
                  25,000 4.625%, 07/15/13...........        23,363
                  15,000 5.300%, 10/15/14...........        14,329
                 100,000 Burlington Resources
                         Finance Co.
                         7.400%, 12/01/31...........       114,294
                         Canadian Natural Resources,
                         Ltd.
                  25,000 4.900%, 12/01/14...........        23,395
                  50,000 5.850%, 02/01/35...........        45,071

             Principal
             Amount                                      Value
             -----------------------------------------------------
                         Conoco Funding Co.
             $   190,000 6.350%, 10/15/11........... $     195,916
                  65,000 7.250%, 10/15/31...........        73,410
                 670,000 Conoco, Inc.
                         6.950%, 04/15/29...........       731,213
                 810,000 ConocoPhillips
                         4.750%, 10/15/12...........       784,807
                  50,000 Devon Energy Corp.
                         7.950%, 04/15/32...........        58,446
                  25,000 Diamond Offshore Drilling,
                         Inc. 5.150%, 09/01/14......        23,845
                         Duke Capital Corp.
                 100,000 6.250%, 02/15/13...........       101,444
                  50,000 6.750%, 02/15/32...........        49,214
                  50,000 Duke Energy Field Services
                         LLC 7.875%, 08/16/10.......        53,098
                  60,000 El Paso Corp.
                         5.900%, 04/01/17(c)........        58,033
                 220,000 El Paso Natural Gas
                         8.375%, 06/15/32(f)........       257,972
                  50,000 Enbridge, Inc.
                         5.600%, 04/01/17...........        48,090
                         EnCana Corp.
                  20,000 4.600%, 08/15/09...........        19,634
                  50,000 4.750%, 10/15/13...........        47,203
                  30,000 6.500%, 08/15/34...........        30,177
                         Energy Transfer Partners LP
                  35,000 6.125%, 02/15/17...........        34,561
                  30,000 6.625%, 10/15/36...........        29,296
                 100,000 Enterprise Products
                         Operating LP
                         6.375%, 02/01/13...........       102,660
                 900,000 Gaz Capital for Gazprom
                         6.212%, 11/22/16(c)........       876,600
                  50,000 Halliburton Co.
                         5.500%, 10/15/10...........        49,951

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ---------------------------------------------------------
             $    70,000 Kerr-McGee Corp.
                         6.950%, 07/01/24............ $      72,625
                         Kinder Morgan Energy
                         Partners
                 240,000 5.000%, 12/15/13............       227,100
                  25,000 5.125%, 11/15/14............        23,580
                  75,000 5.800%, 03/15/35............        66,627
               1,005,000 6.000%, 02/01/17............       983,513
                  85,000 6.750%, 03/15/11............        87,964
                 280,000 7.125%, 03/15/12............       294,555
                  10,000 Marathon Oil Corp.
                         6.125%, 03/15/12............        10,180
                  25,000 Murphy Oil Corp.
                         6.375%, 05/01/12............        25,333
                  10,000 Nabors Industries, Inc.
                         5.375%, 08/15/12............         9,733
                  25,000 National Fuel Gas Co.
                         5.250%, 03/01/13............        24,316
                 460,000 National Gas Co. of Trinidad
                         & Tobago Ltd.
                         6.050%, 01/15/36(c).........       438,251
                         Nexen, Inc.
                  50,000 5.050%, 11/20/13............        47,600
                  50,000 5.875%, 03/10/35............        44,871
                  50,000 6.400%, 05/15/37............        47,802
                 100,000 Occidental Petroleum Corp.
                         6.750%, 01/15/12............       105,201
                 150,000 ONEOK Partners LP
                         6.150%, 10/01/16............       149,617
                  50,000 PC Financial Partnership
                         5.000%, 11/15/14............        47,195
                         Pemex Project Funding
                         Master Trust
                 100,000 5.750%, 12/15/15............        98,100
               1,080,000 6.625%, 06/15/35#...........     1,096,200
                 100,000 7.375%, 12/15/14............       108,684
                 100,000 8.625%, 02/01/22(f).........       122,984

             Principal
             Amount                                       Value
             ------------------------------------------------------
                         Petro-Canada
             $    25,000 4.000%, 07/15/13............ $      22,661
                  50,000 5.350%, 07/15/33............        42,754
                 600,000 Petrobras Iinternational
                         Finance Co.
                         6.125%, 10/06/16............       588,000
                 390,000 Petrozuata Finance, Inc.
                         8.220%, 04/01/17(c).........       390,000
                  50,000 Plains All American
                         Pipeline LP
                         6.650%, 01/15/37(c).........        49,298
                  25,000 Plains All American Pipeline
                         LP/PAA Finance Corp.
                         5.625%, 12/15/13(f).........        24,520
                         Praxair, Inc.
                  25,000 3.950%, 06/01/13............        22,957
                  50,000 5.375%, 11/01/16............        48,587
                  40,000 6.375%, 04/01/12............        41,195
                  60,000 Sonat, Inc.
                         7.625%, 07/15/11............        62,327
                  60,000 Southern Natural Gas Co.
                         8.000%, 03/01/32............        68,049
                  25,000 Suncor Energy, Inc.
                         7.150%, 02/01/32............        27,164
                 100,000 Sunoco, Inc.
                         5.750%, 01/15/17............        96,378
                         Talisman Energy, Inc.
                 100,000 5.850%, 02/01/37............        88,267
                  50,000 6.250%, 02/01/38............        46,338
                  10,000 Tennessee Gas Pipeline Co.
                         8.375%, 06/15/32............        11,726
                  25,000 Texas Gas Transmission
                         LLC 4.600%, 06/01/15........        22,857
                         TNK-BP Finance SA
                 190,000 6.625%, 03/20/17(c).........       184,072
                 570,000 7.500%, 07/18/16-07/18/16(c)       587,943

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

             Principal
             Amount                                      Value
             -----------------------------------------------------
                         Trans-Canada Pipelines Ltd.
             $   150,000 4.875%, 01/15/15........... $     140,890
                  20,000 5.600%, 03/31/34...........        18,360
                         Valero Energy Corp.
                 100,000 6.875%, 04/15/12...........       104,723
                  85,000 7.500%, 04/15/32...........        92,826
                 100,000 Weatherford International,
                         Inc. 4.950%, 10/15/13......        94,376
                 100,000 Weatherford International,
                         Ltd. 5.500%, 02/15/16......        95,569
                 866,000 Williams Cos., Inc.
                         7.750%, 06/15/31...........       916,877
                         XTO Energy, Inc.
                  25,000 5.000%, 01/31/15...........        23,488
                 100,000 5.650%, 04/01/16...........        97,107
                 715,000 7.500%, 04/15/12...........       768,696
                                                     -------------
                                                        16,913,179
                                                     -------------
             PHARMACEUTICALS -- 0.4%
                         Abbott Laboratories
                  10,000 3.500%, 02/17/09...........         9,719
                 100,000 3.750%, 03/15/11...........        94,225
                 100,000 5.875%, 05/15/16...........       100,026
                         AmerisourceBergen Corp.
                 555,000 5.625%, 09/15/12...........       543,840
                 385,000 5.875%, 09/15/15...........       370,209
                 100,000 Bristol-Myers Squibb Co.
                         5.875%, 11/15/36...........        94,337
                         Cardinal Health, Inc.
                  10,000 4.000%, 06/15/15...........         8,683
                 780,000 5.850%, 12/15/17#..........       757,457
                  50,000 6.750%, 02/15/11...........        51,769
                  20,000 GlaxoSmithKline Capital,
                         Inc. 5.375%, 04/15/34......        18,442
                         Hospira, Inc.
                  10,000 4.950%, 06/15/09...........         9,901
                  10,000 5.900%, 06/15/14...........         9,795

             Principal
             Amount                                       Value
             ------------------------------------------------------
                         Merck & Co., Inc.
             $    50,000 4.750%, 03/01/15............ $      47,042
                 100,000 5.750%, 11/15/36............        93,356
                  25,000 Pfizer, Inc.
                         4.500%, 02/15/14............        23,565
                         Schering-Plough Corp.
                  40,000 5.550%, 12/01/13(e).........        40,147
                 130,000 6.750%, 12/01/33(e).........       139,346
                 100,000 Teva Pharmaceutical
                         Finance LLC
                         5.550%, 02/01/16............        95,819
                         Wyeth
                 150,000 5.500%, 03/15/13-
                         02/01/14(e).................       148,035
                 500,000 5.950%, 04/01/37............       477,841
                 100,000 6.000%, 02/15/36............        96,422
                                                      -------------
                                                          3,229,976
                                                      -------------
             REAL ESTATE -- 1.3%
                 470,000 AMB Property LP
                         5.450%, 12/01/10............       467,405
                 500,000 AMB Property LP REIT
                         7.100%, 06/30/08............       506,029
                  50,000 AvalonBay Communities,
                         Inc. REIT
                         6.125%, 11/01/12............        51,053
                  50,000 Boston Properties, Inc. REIT
                         6.250%, 01/15/13............        51,272
                         Brandywine Operating
                         Partnership LP REIT
                  15,000 4.500%, 11/01/09............        14,652
                  15,000 5.400%, 11/01/14............        14,482
                 225,000 5.700%, 05/01/17............       217,884
                 680,000 5.750%, 04/01/12............       679,355
                 100,000 6.000%, 04/01/16............        99,501
                         Brookfield Asset
                         Management, Inc. Class A
                  50,000 7.125%, 06/15/12............        52,526
                 100,000 7.375%, 03/01/33............       108,424

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

            Principal
            Amount                                        Value
            -------------------------------------------------------
            $    50,000 Camden Property Trust
                        REIT 5.700%, 05/15/17........ $      48,384
                100,000 Colonial Properties Trust
                        REIT 6.250%, 06/15/14........       101,363
                        Colonial Realty LP
                100,000 5.500%, 10/01/15.............        96,113
              1,090,000 6.050%, 09/01/16.............     1,083,890
                        Developers Diversified
                        Realty Corp. REIT
                770,000 5.000%, 05/03/10.............       756,498
                520,000 5.375%, 10/15/12.............       509,569
                 25,000 Duke Realty LP
                        5.400%, 08/15/14.............        24,312
                        ERP Operating LP
                 25,000 4.750%, 06/15/09.............        24,629
                 50,000 5.250%, 09/15/14.............        48,171
                        Health Care Property
                        Investors, Inc. REIT
                470,000 5.650%, 12/15/13.............       458,205
                100,000 6.000%, 01/30/17.............        97,907
              1,040,000 6.300%, 09/15/16.............     1,039,261
                 20,000 Health Care, Inc. REIT
                        6.000%, 11/15/13.............        19,830
                 15,000 Healthcare Realty Trust, Inc.
                        REIT 5.125%, 04/01/14........        14,150
                 50,000 Hospitality Properties Trust
                        REIT 5.625%, 03/15/17........        47,714
                 20,000 HRPT Properties Trust REIT
                        6.250%, 08/15/16.............        20,120
                        iStar Financial, Inc. REIT
                 20,000 4.875%, 01/15/09.............        19,744
                 50,000 5.650%, 09/15/11.............        49,270
                 50,000 5.875%, 03/15/16.............        48,136
                 20,000 6.000%, 12/15/10.............        20,084
                950,000 Kimco Realty Corp. REIT
                        5.584%, 11/23/15.............       926,277
                960,000 Liberty Property-LP REIT
                        8.500%, 08/01/10.............     1,040,712

              Principal
              Amount                                    Value
              ---------------------------------------------------
                          ProLogis REIT
              $   100,000 5.250%, 11/15/10......... $      98,916
                   30,000 5.500%, 03/01/13.........        29,653
                  100,000 5.625%, 11/15/15.........        97,839
                   50,000 Realty Income Corp. REIT
                          5.950%, 09/15/16.........        49,404
                          Regency Centers LP REIT
                  850,000 5.250%, 08/01/15.........       808,928
                   10,000 6.750%, 01/15/12.........        10,393
                          Simon Property Group LP
                          REIT
                  810,000 4.600%, 06/15/10.........       788,709
                   75,000 4.875%, 03/18/10-08/15/10        73,724
                  100,000 5.000%, 03/01/12.........        97,364
                   50,000 5.100%, 06/15/15.........        47,528
                   75,000 5.250%, 12/01/16.........        71,411
                  790,000 United Dominion Realty
                          Trust, Inc. REIT
                          6.050%, 06/01/13.........       791,364
                  100,000 Vornado Realty L.P. REIT
                          5.600%, 02/15/11.........        99,459
                   20,000 Weingarten Realty
                          Investments REIT
                          4.857%, 01/15/14.........        18,925
                                                    -------------
                                                       11,840,539
                                                    -------------
              RETAIL -- 0.5%
                          AutoZone, Inc.
                   50,000 5.500%, 11/15/15.........        47,896
                   20,000 5.875%, 10/15/12.........        20,044
                   50,000 Costco Wholesale Corp.
                          5.300%, 03/15/12.........        49,626
                          CVS Caremark Corp.
                  850,000 5.750%, 06/01/17.........       820,099
                   50,000 6.250%, 06/01/27.........        48,448

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Principal
              Amount                                     Value
              -------------------------------------------------------
                          CVS Corp.
              $    40,000 4.000%, 09/15/09.......... $      38,713
                  150,000 4.875%, 09/15/14..........       139,804
                1,711,593 6.036%, 12/10/28(c).......     1,661,153
                   85,000 Federated Department
                          Stores 6.625%, 04/01/11...        86,432
                          Federated Retail Holdings,
                          Inc.
                   55,000 5.350%, 03/15/12..........        54,034
                  100,000 5.900%, 12/01/16..........        97,463
                          Home Depot, Inc.
                   80,000 3.750%, 09/15/09..........        77,067
                   50,000 5.200%, 03/01/11..........        49,143
                  100,000 5.250%, 12/16/13..........        96,459
                  125,000 5.400%, 03/01/16..........       117,174
                  100,000 5.875%, 12/16/36..........        89,100
                          JC Penney Corp., Inc.
                   50,000 7.400%, 04/01/37..........        52,610
                   50,000 7.950%, 04/01/17..........        55,430
                          Limited Brands
                   25,000 5.250%, 11/01/14..........        23,254
                   25,000 6.125%, 12/01/12..........        24,946
                          Lowe's Cos., Inc.
                  100,000 5.500%, 10/15/35..........        87,941
                   50,000 8.250%, 06/01/10..........        53,670
                          May Department Stores Co.
                   50,000 4.800%, 07/15/09..........        49,045
                   50,000 5.750%, 07/15/14..........        47,930
                   20,000 McDonald's Corp.
                          5.750%, 03/01/12..........        20,155
                          Target Corp.
                  520,000 4.000%, 06/15/13..........       479,149
                   30,000 5.400%, 10/01/08..........        29,960
                   50,000 7.000%, 07/15/31..........        54,496
                          Wal-Mart Stores, Inc.
                   50,000 4.000%, 01/15/10..........        48,436

               Principal
               Amount                                  Value
               -------------------------------------------------
               $   100,000 4.550%, 05/01/13....... $      94,732
                   150,000 5.250%, 09/01/35.......       131,122
                                                   -------------
                                                       4,745,531
                                                   -------------
               SAVINGS & LOAN -- 0.3%
                    50,000 AmSouth Bank NA
                           4.850%, 04/01/13.......        47,851
                    50,000 Charter One Bank FSB
                           6.375%, 05/15/12.......        52,166
                           Washington Mutual Bank
                 1,690,000 5.500%, 01/15/13.......     1,651,556
                   250,000 6.875%, 06/15/11.......       259,816
                           Washington Mutual, Inc.
                    50,000 4.000%, 01/15/09.......        48,917
                   640,000 5.250%, 09/15/17#......       594,041
                    10,000 World Savings Bank FSB
                           4.500%, 06/15/09.......         9,824
                                                   -------------
                                                       2,664,171
                                                   -------------
               SOFTWARE -- 0.1%
                    50,000 Broadridge Financial
                           Solutions, Inc.
                           6.125%, 06/01/17.......        48,905
                    50,000 Dun & Bradstreet Corp.
                           5.500%, 03/15/11.......        49,770
                           First Data Corp.
                   150,000 3.375%, 08/01/08.......       148,178
                   150,000 4.950%, 06/15/15.......       144,484
                   200,000 Oracle Corp.
                           5.000%, 01/15/11.......       197,119
                                                   -------------
                                                         588,456
                                                   -------------
               SOVEREIGN -- 0.0%
                   200,000 Svensk Exportkredit AB
                           4.875%, 01/19/10.......       198,688
                                                   -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

             Principal
             Amount                                       Value
             ------------------------------------------------------
             TELECOMMUNICATIONS -- 1.9%
                         America Movil SA de CV
             $    10,000 4.125%, 03/01/09............ $       9,806
                 100,000 5.500%, 03/01/14............        97,735
                  50,000 6.375%, 03/01/35............        49,115
                         AT&T Wireless Services, Inc.
               1,390,000 7.875%, 03/01/11............     1,494,499
                 850,000 8.750%, 03/01/31............     1,059,627
                         BellSouth Corp.
                  50,000 4.200%, 09/15/09............        48,697
                 240,000 4.750%, 11/15/12#...........       229,365
                  50,000 5.200%, 09/15/14............        47,982
                 150,000 6.000%, 11/15/34............       140,398
                  25,000 6.550%, 06/15/34............        24,958
                         British Telecommunications
                         PLC
                 150,000 8.625%, 12/15/10(e).........       163,915
                 150,000 9.125%, 12/15/30(e).........       196,318
                         CenturyTel, Inc.
                  20,000 6.000%, 04/01/17............        19,460
                  40,000 7.875%, 08/15/12(f).........        43,110
                  30,000 Cingular Wireless LLC
                         6.500%, 12/15/11............        31,024
                         Cisco Systems, Inc.
                 150,000 5.250%, 02/22/11............       149,100
                 100,000 5.500%, 02/22/16............        97,581
                         Deutsche Telekom
                         International Finance BV
                 150,000 5.250%, 07/22/13............       145,059
                 460,000 5.750%, 03/23/16#...........       448,736
                 950,000 8.000%, 06/15/10(f).........     1,012,566
                 390,000 8.250%, 06/15/30(f).........       467,440
                 150,000 9.250%, 06/01/32............       197,738
                         Embarq Corp.
                  50,000 6.738%, 06/01/13............        50,954
                  75,000 7.082%, 06/01/16............        75,420

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $    50,000 7.995%, 06/01/36........... $      50,743
                         France Telecom SA
                 870,000 7.750%, 03/01/11...........       929,486
                 320,000 8.500%, 03/01/31...........       402,079
                         GTE Corp.
                 100,000 6.940%, 04/15/28...........       102,850
                  48,000 7.510%, 04/01/09...........        49,541
                 100,000 GTE North, Inc.
                         5.650%, 11/15/08...........       100,122
                  50,000 Harris Corp.
                         5.000%, 10/01/15...........        46,536
                  50,000 Motorola, Inc.
                         6.500%, 11/15/28...........        47,922
                         Nextel Communications, Inc.
                 125,000 6.875%, 10/31/13...........       124,066
                 250,000 7.375%, 08/01/15...........       249,893
                  50,000 Pacific Bell
                         7.125%, 03/15/26...........        52,883
                         Royal KPN NV
                 630,000 8.000%, 10/01/10...........       674,273
                 100,000 8.375%, 10/01/30...........       112,131
                         SBC Communications, Inc.
                 150,000 4.125%, 09/15/09...........       145,862
               1,120,000 5.100%, 09/15/14...........     1,068,301
                  50,000 5.625%, 06/15/16...........        48,867
                  50,000 6.450%, 06/15/34...........        49,412
                         Sprint Capital Corp.
                 100,000 6.875%, 11/15/28...........        95,186
                 300,000 7.625%, 01/30/11...........       315,633
                 420,000 8.375%, 03/15/12...........       457,545
                 230,000 8.750%, 03/15/32...........       258,320
                  30,000 Sprint Nextel Corp.
                         6.000%, 12/01/16...........        28,460
                         Telecom Italia Capital SA
                  50,000 4.000%, 01/15/10...........        48,066
                 170,000 4.950%, 09/30/14...........       157,509

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Principal
              Amount                                    Value
              ---------------------------------------------------
              $   435,000 5.250%, 11/15/13-10/01/15 $     411,049
                  390,000 6.000%, 09/30/34.........       351,360
                1,120,000 6.200%, 07/18/11.........     1,133,879
                   50,000 6.375%, 11/15/33.........        47,097
                  250,000 Telefonica Emisones SAU
                          6.421%, 06/20/16.........       253,488
                  200,000 Telefonica Europe BV
                          7.750%, 09/15/10.........       212,017
                          Telefonos de Mexico SA
                   50,000 4.750%, 01/27/10.........        48,581
                  100,000 5.500%, 01/27/15.........        97,199
                  100,000 Telus Corp.
                          8.000%, 06/01/11.........       106,935
                  100,000 Verizon Florida, Inc.
                          6.125%, 01/15/13.........       100,812
                          Verizon Global Funding
                          Corp.
                   55,000 6.875%, 06/15/12#........        57,917
                  200,000 7.250%, 12/01/10.........       210,829
                1,330,000 7.750%, 12/01/30#........     1,489,817
                  100,000 Verizon Maryland, Inc.
                          6.125%, 03/01/12.........       101,381
                   30,000 Verizon New England, Inc.
                          6.500%, 09/15/11.........        30,791
                          Vodafone Group PLC
                  200,000 7.750%, 02/15/10.........       210,081
                  100,000 7.875%, 02/15/30.........       111,900
                                                    -------------
                                                       16,891,422
                                                    -------------
              TRANSPORTATION -- 0.2%
                          Burlington Northern Santa
                          Fe Corp.
                   50,000 4.875%, 01/15/15.........        46,767
                   30,000 5.650%, 05/01/17.........        29,225
                   35,000 6.150%, 05/01/37.........        34,017
                  175,000 7.125%, 12/15/10.........       183,491

              Principal
              Amount                                    Value
              ---------------------------------------------------
              $    25,000 Canadian National Railway
                          Co. 4.250%, 08/01/09..... $      24,428
                          CSX Corp.
                   50,000 5.600%, 05/01/17.........        48,346
                   50,000 6.000%, 10/01/36.........        46,679
                   55,000 6.150%, 05/01/37.........        52,820
                  100,000 7.950%, 05/01/27.........       114,430
                1,040,000 DP World, Ltd.
                          6.850%, 07/02/37(c)......     1,039,075
                          FedEx Corp.
                   25,000 3.500%, 04/01/09.........        24,166
                   40,000 5.500%, 08/15/09.........        40,035
                   35,000 Kowloon Canton Railway
                          Corp. 8.000%, 03/15/10...        37,213
                   50,000 MTR Corp.
                          7.500%, 02/04/09.........        51,483
                  200,000 Norfolk Southern Corp.
                          7.250%, 02/15/31.........       216,021
                          Union Pacific Corp.
                   20,000 5.375%, 05/01/14.........        19,313
                   30,000 6.150%, 05/01/37.........        28,925
                   10,000 6.500%, 04/15/12.........        10,293
                                                    -------------
                                                        2,046,727
                                                    -------------
              UTILITIES-ELECTRIC -- 1.7%
                1,385,000 Abu Dhabi National Energy
                          Co. 6.500%, 10/27/36(c)..     1,343,777
                  815,000 AmerenUE
                          6.400%, 06/15/17.........       831,470
                          Appalachian Power Co.
                  100,000 5.000%, 06/01/17.........        92,011
                   50,000 5.800%, 10/01/35.........        46,080
                          Arizona Public Service
                   25,000 5.800%, 06/30/14.........        24,669
                   50,000 6.500%, 03/01/12.........        51,201
                          Baltimore Gas & Electric
                   25,000 5.900%, 10/01/16(c)......        24,674

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

             Principal
             Amount                                      Value
             -----------------------------------------------------
             $    50,000 6.350%, 10/01/36(c)........ $      49,515
                  50,000 Centerpoint Energy Houston
                         5.750%, 01/15/14...........        49,372
                  20,000 Cincinnati Gas & Electric
                         5.700%, 09/15/12...........        19,989
                  25,000 Cleveland Electric
                         Illumniating Co.
                         5.700%, 04/01/17...........        24,120
                  50,000 Commonwealth Edison Co.
                         5.400%, 12/15/11...........        48,976
                  50,000 Consolidated Edison Co. of
                         New York
                         4.700%, 06/15/09...........        49,370
                  15,000 Constellation Energy Group,
                         Inc. 7.600%, 04/01/32......        16,554
                         Consumers Energy Co.
                  20,000 4.000%, 05/15/10...........        19,183
                  50,000 5.150%, 02/15/17...........        46,909
                  25,000 5.375%, 04/15/13...........        24,602
                  25,000 5.500%, 08/15/16...........        24,258
                  20,000 Dayton Power & Light Co.
                         5.125%, 10/01/13(f)........        19,396
                         Dominion Resources, Inc.
                 130,000 4.125%, 02/15/08...........       128,941
                  50,000 4.750%, 12/15/10...........        48,832
                 220,000 5.125%, 12/15/09...........       218,426
                  65,000 5.250%, 08/01/33...........        62,174
                  50,000 5.600%, 11/15/16...........        48,527
                 230,000 5.700%, 09/17/12...........       230,183
                  15,000 6.750%, 12/15/32...........        16,123
                 100,000 7.195%, 09/15/14...........       109,235
                 100,000 Duke Energy Corp.
                         5.300%, 10/01/15...........        96,720
                  50,000 Eksportfinans A
                         5.000%, 02/14/12...........        49,451
                  50,000 Empresa Nacional de
                         Electricidad SA
                         8.500%, 04/01/09...........        52,305

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $    30,000 Energy East Corp.
                          6.750%, 06/15/12.......... $      31,235
                          Exelon Corp.
                   50,000 4.450%, 06/15/10..........        48,335
                  405,000 5.625%, 06/15/35..........       361,825
                  200,000 Exelon Generation Co. LLC
                          6.950%, 06/15/11..........       207,640
                          FirstEnergy Corp.
                  100,000 6.450%, 11/15/11..........       102,541
                1,020,000 7.375%, 11/15/31..........     1,104,201
                          Florida Power & Light Co.
                  250,000 4.850%, 02/01/13..........       240,138
                   75,000 4.950%, 06/01/35..........        63,650
                  100,000 5.400%, 09/01/35..........        90,592
                          Florida Power Corp.
                   50,000 4.500%, 06/01/10..........        48,629
                   50,000 4.800%, 03/01/13..........        47,765
                          Hydro-Quebec
                  500,000 6.300%, 05/11/11..........       516,288
                  100,000 8.050%, 07/07/24..........       125,210
                   20,000 Jersey Central Power &
                          Light 5.625%, 05/01/16....        19,443
                  550,000 Korea Electric Power Corp.
                          4.250%, 09/12/07(c).......       548,145
                   15,000 Metropolitan Edison Co.
                          4.875%, 04/01/14..........        14,039
                          MidAmerican Energy Co.
                   15,000 4.650%, 10/01/14..........        13,995
                  100,000 5.125%, 01/15/13..........        97,674
                   50,000 5.800%, 10/15/36..........        47,225
                   50,000 6.750%, 12/30/31..........        53,552
                          MidAmerican Energy
                          Holdings Co.
                   50,000 5.000%, 02/15/14..........        47,866
                   75,000 5.950%, 05/15/37(c).......        70,685
                   50,000 6.125%, 04/01/36..........        48,305

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

          Principal
          Amount                                             Value
          ------------------------------------------------------------
          $1,050,000 Niagara Mohawk Power Corp. 7.750%,
                     10/01/08........................... $   1,076,647
              50,000 Nisource Finance Corp. 5.400%,
                     07/15/14...........................        48,068
             100,000 Northern States Power
                     Corp. 5.250%, 07/15/35.............        88,492
             160,000 Oncor Electric Delivery
                     Co. 7.000%, 09/01/22-05/01/32......       167,968
             310,000 Pacific Gas & Electric Co. 5.800%,
                     03/01/37...........................       289,159
                     Pacific Gas & Electric Co.
              15,000 3.600%, 03/01/09...................        14,556
              20,000 4.200%, 03/01/11...................        19,110
              25,000 4.800%, 03/01/14...................        23,627
             295,000 6.050%, 03/01/34...................       285,763
              50,000 Pacificorp 5.250%, 06/15/35........        43,949
              80,000 PPL Electric Utilities
                     Corp. 6.250%, 08/15/09.............        81,191
                     PPL Energy Supply LLC
              25,000 5.400%, 08/15/14...................        23,759
             100,000 6.400%, 11/01/11...................       101,568
                     PSE&G Power LLC
              25,000 3.750%, 04/01/09...................        24,266
              20,000 5.000%, 04/01/14...................        18,919
              25,000 5.500%, 12/01/15...................        24,047
             150,000 7.750%, 04/15/11...................       160,142
             100,000 PSI Energy, Inc. 5.000%, 09/15/13..        95,878
                     Public Service Co. of Colorado
              50,000 4.375%, 10/01/08...................        49,349
              35,000 7.875%, 10/01/12...................        38,401
                     Public Service Electric & Gas Co.
              50,000 4.000%, 11/01/08...................        49,090
              25,000 5.000%, 08/15/14...................        23,826

          Principal
          Amount                                            Value
          -----------------------------------------------------------
           $100,000 Puget Sound Energy, Inc. 6.274%,
                    03/15/37........................... $      98,545
                    Scottish Power PLC
             50,000 4.910%, 03/15/10...................        49,275
             25,000 5.810%, 03/15/25...................        24,133
             50,000 South Carolina Electric & Gas
                    5.300%, 05/15/33...................        44,807
                    Southern California Edison Co.
             50,000 5.000%, 01/15/16...................        47,225
             50,000 5.625%, 02/01/36...................        46,720
             40,000 6.000%, 01/15/34...................        39,409
             50,000 Southwestern Public Service Co.
                    6.000%, 10/01/36...................        47,472
                    TXU Corp.
          1,100,000 4.800%, 11/15/09...................     1,070,251
            320,000 5.550%, 11/15/14...................       271,657
             70,000 6.500%, 11/15/24...................        57,880
            835,000 6.550%, 11/15/34...................       675,364
          2,190,000 TXU Energy Co. LLC 7.000%, 03/15/13     2,258,963
             15,000 Union Electric Co. 5.100%, 10/01/19        13,390
            100,000 Virginia Electric & Power Co.
                    5.400%, 01/15/16...................        96,458
                    Wisconsin Electric Power Co.
             30,000 4.500%, 05/15/13...................        28,176
             25,000 5.700%, 12/01/36...................        23,532
             50,000 Wisconsin Energy Corp. 6.250%,
                    05/15/67...........................        48,094
                                                        -------------
                                                           15,505,147
                                                        -------------
          UTILITIES-GAS -- 0.1%
             20,000 AGL Capital Corp. 6.000%, 10/01/34.        19,120
             30,000 Atmos Energy Corp. 5.125%, 01/15/13        28,739

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

         Principal
         Amount                                              Value
         -------------------------------------------------------------
         $   200,000 KeySpan Corp. 7.625%, 11/15/10..... $     212,464
              50,000 Oneok, Inc. 6.000%, 06/15/35.......        44,892
              50,000 Sempra Energy 4.750%, 05/15/09.....        49,429
              50,000 Southern California Gas Co.
                     4.375%, 01/15/11...................        48,171
              20,000 Southern Union Co. 7.600%, 02/01/24        21,301
                                                         -------------
                                                               424,116
                                                         -------------
         UTILITIES-WATER -- 0.0%
                     United Utilities PLC
              25,000 4.550%, 06/19/18...................        21,691
              50,000 5.375%, 02/01/19...................        46,025
                                                         -------------
                                                                67,716
                                                         -------------
         TOTAL U.S. CORPORATE OBLIGATIONS (Cost
          $358,174,734).................................   353,797,433
                                                         -------------
         U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 58.3%
         FEDERAL FARM CREDIT BANK -- 0.1%
                     Federal Farm Credit Bank
             100,000 4.125%, 07/17/09...................        97,975
             200,000 4.250%, 10/10/08...................       197,611
             200,000 4.875%, 02/18/11...................       197,679
             100,000 5.000%, 10/23/09...................        99,578
                                                         -------------
                                                               592,843
                                                         -------------
         FEDERAL HOME LOAN BANK SYSTEM -- 1.1%
                     Federal Home Loan Bank System
           1,000,000 3.625%, 11/14/08...................       978,765
             500,000 3.750%, 08/18/09...................       485,985
             300,000 3.875%, 08/22/08...................       295,401
           1,250,000 4.250%, 09/26/08-11/02/10..........     1,230,782

         Principal
         Amount                                              Value
         -------------------------------------------------------------
         $   750,000 4.375%, 03/17/10................... $     735,244
             500,000 4.500%, 09/16/13...................       477,152
              50,000 4.650%, 08/22/08...................        49,656
           1,200,000 5.000%, 10/16/09-10/13/11..........     1,188,765
             100,000 5.050%, 01/26/15...................        97,913
           1,000,000 5.125%, 08/08/08...................       998,323
             500,000 5.250%, 06/10/11...................       499,915
             700,000 5.375%, 10/02/08-08/15/18..........       698,652
             640,000 5.400%, 01/02/09...................       639,522
             350,000 5.500%, 05/21/09-10/19/16..........       348,161
             100,000 5.550%, 10/19/09...................        99,956
              75,000 5.625%, 06/13/16...................        74,720
             500,000 6.000%, 04/25/16...................       500,659
                                                         -------------
                                                             9,399,571
                                                         -------------
         FEDERAL HOME LOAN MORTGAGE CORP. -- 9.1%
                     Federal Home Loan Mortgage Corp.
             745,898 4.000%, 11/01/19-02/01/20..........       693,018
             250,000 4.125%, 07/12/10...................       242,557
             250,000 4.375%, 07/17/15...................       233,271
           1,837,012 4.500%, 11/15/11-08/01/35..........     1,715,177
             250,000 4.625%, 12/19/08...................       247,814
           2,570,000 4.650%, 10/10/13#..................     2,453,761
             450,000 4.750%, 01/18/11...................       443,430
             750,000 4.875%, 02/17/09-11/15/13..........       740,729
          27,495,262 5.000%, 06/11/09-11/01/35..........    25,948,852
             890,000 5.125%, 10/15/08-05/13/13#.........       886,389
             100,000 5.200%, 03/05/19...................        96,100
           1,940,000 5.250%, 02/24/11-04/18/16#.........     1,928,131
             710,000 5.300%, 05/12/20...................       678,013
             850,000 5.375%, 12/27/11-01/09/14..........       839,789
           1,010,000 5.450%, 09/02/11-11/21/13..........     1,001,199
          19,383,085 5.500%, 09/15/11-TBA...............    18,836,071
             100,000 5.550%, 10/04/16...................        98,605

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $   350,000 5.600%, 09/26/13-10/17/13. $     347,893
                1,210,000 5.625%, 03/15/11-11/23/35#     1,145,053
                1,000,000 5.650%, 05/23/12..........       996,010
                3,379,365 5.668%, 02/01/37(a).......     3,373,121
                  857,284 5.689%, 04/01/37(a).......       843,243
                  500,000 5.750%, 01/23/17..........       491,616
                  999,928 5.925%, 04/01/37(a).......     1,002,696
               10,361,045 6.000%, 06/15/11-TBA......    10,332,689
                  400,000 6.250%, 07/15/32..........       433,633
                1,988,719 6.500%, 05/01/29-TBA......     2,017,759
                1,500,000 6.875%, 09/15/10..........     1,573,095
                  636,337 7.000%, 05/01/30-12/01/33.       655,811
                  193,570 7.500%, 09/01/29-05/01/31.       202,149
                  180,309 8.000%, 07/01/30-05/01/31.       190,049
                                                     -------------
                                                        80,687,723
                                                     -------------
              FEDERAL HOME LOAN PC -- 0.9%
                          Federal Home Loan PC
                2,688,306 4.500%, 12/01/18-03/01/36.     2,533,470
                2,685,253 5.000%, 02/01/19-07/01/19.     2,602,205
                1,583,331 5.942%, 10/01/36(a).......     1,594,088
                1,480,314 6.500%, 08/01/26-08/01/26.     1,502,691
                                                     -------------
                                                         8,232,454
                                                     -------------
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION -- 27.9%
                          Federal National Mortgage
                          Association
                  100,000 3.125%, 03/16/09..........        96,618
                  500,000 3.375%, 12/15/08..........       487,225
                1,200,000 3.875%, 07/15/08..........     1,183,120
                2,111,489 4.000%, 05/01/19-10/01/20.     1,958,635
                  300,000 4.200%, 06/08/09..........       294,605
                  500,000 4.250%, 05/15/09..........       491,815
                1,389,522 4.257%, 05/01/34(a).......     1,359,672
                4,872,523 4.337%, 06/01/36(a).......     4,802,142

              Principal
              Amount                                     Value
              ----------------------------------------------------
              $13,631,643 4.500%, 06/01/18-10/01/35. $  12,679,750
                2,370,000 4.610%, 10/10/13..........     2,258,153
                  800,000 4.625%, 10/15/14..........       763,514
                1,000,000 4.750%, 08/25/08..........       994,139
                1,995,065 4.781%, 04/01/36(a).......     1,966,752
                1,211,451 4.804%, 06/01/35(a).......     1,187,511
               60,866,105 5.000%, 09/15/08-TBA......    57,730,577
                  100,000 5.106%, 03/17/08(d).......        96,388
                1,200,000 5.125%, 04/15/11..........     1,195,648
                  730,000 5.200%, 11/08/10..........       727,492
                  500,000 5.250%, 09/15/16..........       492,566
                  500,000 5.400%, 04/02/12..........       497,139
                  100,000 5.450%, 10/18/21..........        97,615
                  475,730 5.451%, 03/01/37(a).......       471,734
               82,501,095 5.500%, 01/23/12-TBA......    80,029,387
                  226,877 5.539%, 12/01/36(a).......       225,233
                  630,541 5.544%, 02/01/37(a).......       626,585
                  246,319 5.547%, 01/01/37(a).......       244,668
                  100,000 5.625%, 11/15/21..........        97,434
                  991,303 5.733%, 03/01/37(a).......       991,315
                  100,000 5.750%, 02/17/22..........        96,567
                  200,000 5.800%, 02/09/26..........       195,255
               45,170,388 6.000%, 10/01/08-TBA......    44,998,900
                  100,000 6.070%, 05/12/16..........       100,253
                  100,000 6.250%, 01/25/21..........        98,899
               24,422,254 6.500%, 05/01/16-TBA......    24,757,903
                1,030,000 6.625%, 09/15/09-11/15/30#     1,070,071
                1,791,358 7.000%,01/01/28-11/01/32..     1,856,493
                  500,000 7.250%, 05/15/30..........       603,679
                  434,775 7.500%, 10/01/15-03/01/31.       452,618
                  149,335 8.000%, 07/01/25..........       156,521
                   34,325 8.500%, 12/01/26-07/01/27.        36,828
                                                     -------------
                                                       248,471,419
                                                     -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Principal
              Amount                                     Value
              -------------------------------------------------------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION -- 5.2%
                          Government National
                          Mortgage Association
              $   584,539 4.500%, 09/15/33-10/15/33. $     537,280
               17,126,595 5.000%, 07/15/33-TBA......    16,232,941
               12,672,695 5.500%, 02/15/33-TBA......    12,312,306
               15,149,686 6.000%, 02/15/26-TBA......    15,100,150
                1,549,637 6.500%, 08/15/28-TBA......     1,579,992
                  400,054 7.000%, 01/15/23-04/15/29.       416,919
                  276,570 7.500%, 10/15/22-09/15/29.       289,528
                   70,752 8.000%, 10/15/29-07/15/30.        75,121
                                                     -------------
                                                        46,544,237
                                                     -------------
              TENNESSEE VALLEY AUTHORITY -- 0.0%
                          Tennessee Valley Authority
                  100,000 4.375%, 06/15/15..........        93,354
                   25,000 4.650%, 06/15/35..........        21,623
                  100,000 6.150%, 01/15/38..........       107,800
                   50,000 6.250%, 12/15/17..........        53,009
                  125,000 6.750%, 11/01/25..........       141,712
                                                     -------------
                                                           417,498
                                                     -------------
              U.S. TREASURY BONDS -- 4.4%
                          United States Treasury
                          Bonds
                1,842,800 2.000%, 01/15/26#.........     1,669,173
                3,945,018 2.375%, 01/15/27#.........     3,788,448
                  580,000 3.395%, 11/15/21#(d)......       273,134
                4,825,000 4.500%, 02/15/36#.........     4,368,888
                9,600,000 4.750%, 02/15/37#.........     9,051,754
                  750,000 5.250%, 02/15/29..........       755,156
                  250,000 5.375%, 02/15/31..........       256,719
                  450,000 6.000%, 02/15/26..........       491,203
                  200,000 6.125%, 11/15/27..........       222,906
                1,050,000 6.250%, 08/15/23-05/15/30.     1,177,313

               Principal
               Amount                                   Value
               --------------------------------------------------
               $  600,000 6.375%, 08/15/27......... $     685,875
                  400,000 6.500%, 11/15/26.........       462,062
                2,000,000 6.625%, 02/15/27.........     2,342,812
                  600,000 6.875%, 08/15/25.........       714,797
                  500,000 7.125%, 02/15/23.........       600,235
                2,100,000 7.250%, 05/15/16-08/15/22     2,498,273
                  450,000 7.500%, 11/15/16.........       530,684
                  400,000 7.625%, 02/15/25.........       509,375
                2,000,000 8.125%, 08/15/19-08/15/21     2,559,433
                1,700,000 8.750%, 05/15/17-08/15/20     2,232,344
                1,350,000 8.875%, 08/15/17-02/15/19     1,769,156
                  500,000 9.125%, 05/15/18.........       665,391
                  150,000 10.375%, 11/15/12........       152,859
                  800,000 12.000%, 08/15/13........       860,813
                  400,000 13.250%, 05/15/14........       458,688
                                                    -------------
                                                       39,097,491
                                                    -------------
               U.S. TREASURY INFLATION INDEXED
               BONDS -- 0.9%
                          United States Treasury
                          Inflation Indexed Bonds
                    1,497 0.875%, 04/15/10(g)......         1,422
                  168,765 1.875%, 07/15/13#(g).....       161,882
                  646,793 2.375%, 01/15/25#(g).....       621,932
                  430,000 2.999%, 05/15/30#(d)(g)..       133,517
                  244,478 3.375%, 04/15/32#(g).....       281,379
                4,957,166 3.625%, 04/15/28#(g).....     5,742,956
                  754,556 3.875%, 01/15/09-
                          04/15/29#(g).............       882,068
                                                    -------------
                                                        7,825,156
                                                    -------------
               U.S. TREASURY NOTES -- 8.7%
                          United States Treasury
                          Notes
                  711,788 1.875%, 07/15/15#........       672,640
                6,631,998 2.000%, 01/15/16#........     6,296,770
                1,800,000 2.625%, 03/15/09.........     1,732,921

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

         Principal
         Amount                                              Value
         -------------------------------------------------------------
         $ 3,750,000 3.125%, 09/15/08-04/15/09.......... $   3,656,485
           3,000,000 3.250%, 08/15/08-01/15/09..........     2,934,961
           2,000,000 3.375%, 12/15/08-10/15/09..........     1,945,469
           2,300,000 3.500%, 08/15/09-02/15/10..........     2,227,687
          11,015,000 3.625%, 07/15/09-06/15/10#.........    10,733,893
           2,250,000 3.875%, 07/15/10-02/15/13..........     2,159,316
           3,350,000 4.000%, 04/15/10-02/15/14..........     3,231,754
           1,950,000 4.125%, 08/15/10-05/15/15..........     1,873,113
           3,100,000 4.250%, 08/15/13-11/15/14..........     2,968,312
             978,000 4.375%, 11/15/08-08/15/12..........       958,478
          14,315,000 4.500%, 02/15/09-11/15/15#.........    14,091,934
           1,900,000 4.625%, 10/31/11-11/15/16..........     1,867,313
           7,700,000 4.750%, 11/15/08-05/15/14..........     7,659,914
           2,700,000 4.875%, 10/31/08-08/15/16..........     2,690,133
           1,400,000 5.000%, 02/15/11-08/15/11..........     1,406,281
           6,990,000 5.125%, 06/30/11#..................     7,042,970
             500,000 5.500%, 05/15/09...................       505,313
             400,000 5.750%, 08/15/10...................       409,812
                                                         -------------
                                                            77,065,469
                                                         -------------
         TOTAL U.S. GOVERNMENT & AGENCY
          OBLIGATIONS (Cost $528,413,123)...............   518,333,861
                                                         -------------
         FOREIGN GOVERNMENT OBLIGATIONS -- 2.1%
           1,125,000 Brazil Notas do Tesouro Nacional
                     Series F 10.000%, 01/01/17.........     5,881,272
                     Egypt Treasury Bills
           3,000,000 6.422%, 07/17/07(b)(d).............       520,717
           3,700,000 6.583%, 07/31/07(b)(d).............       640,521
           5,000,000 6.614%, 08/07/07(b)(d).............       866,250
             250,000 Malaysia 7.500%, 07/15/11..........       267,282
          20,800,000 Mexican Bonos 9.000%, 12/24/09.....     1,990,444

             Principal
             Amount                                       Value
             ---------------------------------------------------------
             $ 6,202,200 Notas del Banco Central de
                         la Republica Argentina
                         1.000%, 02/20/08............ $   2,039,121
                 100,000 Poland Government
                         International Bond
                         5.000%, 10/19/15............        95,615
                  50,000 Province of British Columbia
                         4.300%, 05/30/13............        47,455
                         Province of Manitoba
                  50,000 4.450%, 04/12/10............        48,978
                 200,000 9.625%, 12/01/18............       267,265
                  50,000 Province of New Brunswick
                         Canada 5.200%, 02/21/17.....        49,015
                  20,000 Province of Nova Scotia
                         5.750%, 02/27/12............        20,295
                         Province of Ontario
                  50,000 3.625%, 10/21/09............        48,296
                 100,000 4.500%, 02/03/15............        94,847
                  50,000 5.450%, 04/27/16............        50,082
                         Province of Quebec
                  50,000 4.600%, 05/26/15............        47,163
                  50,000 4.875%, 05/05/14............        48,360
                 200,000 7.125%, 02/09/24............       229,305
                  50,000 7.500%, 09/15/29............        60,508
                 100,000 Region of Lombardy
                         5.804%, 10/25/32............        98,311
                 100,000 Republic of Egypt
                         4.450%, 09/15/15............        93,767
                         Republic of Chile
                  50,000 5.500%, 01/15/13............        49,505
                  20,000 7.125%, 01/11/12............        21,152
                  50,000 Republic of Hungary
                         4.750%, 02/03/15............        47,005
                         Republic of Italy
                 100,000 3.250%, 05/15/09............        96,699
                 250,000 4.375%, 06/15/13............       237,049
                 200,000 6.875%, 09/27/23............       222,768

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

              Shares/
              Principal
              Amount                                    Value
              ---------------------------------------------------
                          Republic of Korea
              $    30,000 4.250%, 06/01/13......... $      27,986
                   50,000 4.875%, 09/22/14.........        47,854
                  100,000 5.625%, 11/03/25.........        96,361
                          Republic of Poland
                   50,000 5.250%, 01/15/14.........        49,042
                   25,000 6.250%, 07/03/12.........        25,776
                  898,325 Russian Federation
                          7.500%, 03/31/30.........       989,505
                          South African Republic
                   35,000 6.500%, 06/02/14.........        36,050
                  100,000 7.375%, 04/25/12.........       106,250
                          State of Israel
                  100,000 4.625%, 06/15/13.........        94,616
                  295,000 5.500%, 11/09/16-04/26/24       291,569
                          United Mexican States
                  150,000 4.625%, 10/08/08.........       148,050
                  112,000 5.625%, 01/15/17#........       109,648
                  200,000 6.375%, 01/16/13.........       206,800
                   30,000 6.625%, 03/03/15.........        31,530
                1,900,000 6.750%, 09/27/34.........     2,026,350
                  100,000 7.500%, 04/08/33.........       115,900
                   75,000 8.125%, 12/30/19.........        88,875
                  100,000 8.300%, 08/15/31.........       125,350
                   75,000 11.375%, 09/15/16........       103,950
                   20,000 11.500%, 05/15/26........        31,900
                                                    -------------
                                                       18,932,409
                                                    -------------
              TOTAL FOREIGN OBLIGATIONS
               (Cost $18,586,273)..................    18,932,409
                                                    -------------
              COMMON STOCKS -- 0.0%
                    1,732 Applied Extrusion
                          Technologies, Inc.
                          Class B#(b)*.............         6,928
                  367,973 Home Interiors & Gifts,
                          Inc.(b)..................        99,353

              Share/
              Principal
              Amount                                     Value
              ----------------------------------------------------
                        3 NEON Communications
                          Group, Inc.*.............. $          15
                                                     -------------
                                                           106,296
                                                     -------------
              TOTAL COMMON STOCKS
               (Cost $213,037)......................       106,296
                                                     -------------
              PREFERRED STOCKS -- 0.0%
                   14,600 General Motors Acceptance
                          Corp. Class B Convertible
                          5.250%....................       322,660
                                                     -------------
              TOTAL PREFERRED STOCKS
               (Cost $273,686)......................       322,660
                                                     -------------
              MUNICIPALS -- 0.1%
              CALIFORNIA -- 0.0%
              $    50,000 Alameda Corridor
                          Transportation Authority
                          (MBIA) 6.600%, 10/01/29...        54,270
                                                     -------------
              ILLINOIS -- 0.0%
                   50,000 State of Illinois G.O.
                          4.950%, 06/01/23..........        46,367
                   50,000 State of Illinois G.O.
                          5.100%, 06/01/33..........        45,309
                                                     -------------
                                                            91,676
                                                     -------------
              NEW JERSEY -- 0.1%
                  100,000 New Jersey Economic
                          Development Authority,
                          Ser. A (MBIA)
                          7.425%, 02/15/29..........       119,666
                   95,000 New Jersey State Turnpike
                          Authority Rev. Bond
                          Unrefunded Balance, Ser. B
                          (AMBAC)
                          4.252%, 01/01/16..........        88,353
                                                     -------------
                                                           208,019
                                                     -------------

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

             Principal
             Amount                                      Value
             -----------------------------------------------------
             OREGON -- 0.0%
             $    50,000 Oregon School Boards
                         Association, Rev. Bond(FSA)
                         5.528%, 06/30/28........... $      47,868
                  50,000 State of Oregon G.O.
                         5.762%, 06/01/23...........        50,285
                 100,000 State of Oregon G.O.
                         5.892%, 06/01/27...........       101,034
                                                     -------------
                                                           199,187
                                                     -------------
             VIRGINIA -- 0.0%
                 100,000 Tobacco Settlement
                         Financing Corp.
                         6.706%, 06/01/46...........        95,955
                                                     -------------
             WISCONSIN -- 0.0%
                  50,000 State of Wisconsin, Rev.
                         Bond, Ser. A (FSA)
                         5.700%, 05/01/26...........        49,629
                                                     -------------
             TOTAL MUNICIPALS
              (Cost $712,268).......................       698,736
                                                     -------------
             PURCHASED OPTIONS -- 0.0%
             CALL OPTIONS -- 0.0%
                 317,500 Eurodollar Futures Strike
                         94.00 Expires 09/17/2007...       212,725
                  47,500 Eurodollar Futures Strike
                         94.50 Expires 09/17/2007...         8,194
                  30,000 Eurodollar Futures Strike
                         94.75 Expires 09/17/2007...           675
                  80,000 Eurodollar Futures Strike
                         95.00 Expires 09/17/2007...           800
                  23,000 U S Treasury Notes 5 year
                         Futures Strike 103.00
                         Expires 08/24/2007.........        28,031
                                                     -------------
                                                           250,425
                                                     -------------

            Principal
            Amount                                        Value
            ----------------------------------------------------------
            PUT OPTIONS -- 0.0%
            $    82,500 Eurodollar Futures Strike
                        94.00 Expires 12/17/2007..... $           0
                                                      -------------
            TOTAL PURCHASED OPTIONS
             (Cost $446,395).........................       250,425
                                                      -------------
            SHORT-TERM INVESTMENTS -- 9.7%
            COMMERCIAL PAPER -- 2.8%
              3,000,000 Alpine Securitization Corp.
                        5.280%, 07/12/07.............     2,995,160
              3,500,000 Jupiter Securitization Corp.
                        5.280%, 07/19/07.............     3,490,760
             15,000,000 Nieuw Amsterdam
                        Receivables Co.
                        5.290%, 07/12/07.............    14,975,754
              3,000,000 Nieuw Amsterdam
                        Receivables Co.
                        5.290%, 07/17/07.............     2,992,947
                                                      -------------
                                                         24,454,621
                                                      -------------
            MUTUAL FUND -- 2.1%
             19,108,959 Goldman Sachs Prime
                        Obligations Fund
                        5.227%(h)....................    19,108,959
                                                      -------------
            REPURCHASE AGREEMENTS -- 4.8%
             16,700,000 Deutsche Bank Repurchase
                        Agreement, dated 06/29/07 at
                        5.200% to be repurchased at
                        $16,707,237 on 07/02/07
                        collateralized by $16,700,000
                        Federal Home Loan
                        Mortgage Corp. 5.000% due
                        12/14/18 with a value of
                        18,163,000...................    16,700,000

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)

            Principal
            Amount                                        Value
            --------------------------------------------------------
            $26,037,000 State Street Bank & Trust
                        Co., Repurchase Agreement,
                        dated 06/29/07 at 2.500% to
                        be repurchased at
                        $26,042,424 on 07/02/07
                        collateralized by $21,950,000
                        U.S. Treasury Bond at
                        6.875% due 08/15/25 with a
                        value of $26,559,500......... $  26,037,000
                                                      -------------
                                                         42,737,000
                                                      -------------
            TOTAL SHORT-TERM INVESTMENTS
             (Cost $86,300,580)......................    86,300,580
                                                      -------------
            TOTAL INVESTMENTS -- 110.0%
             (Cost $993,120,096).....................   978,742,400
            Liabilities in excess of other
             assets..................................   (89,355,640)
                                                      -------------
            TOTAL NET ASSETS -- 100.0%............... $ 889,386,760
                                                      =============

NOTES TO THE PORTFOLIO OF INVESTMENTS:

        #   --  A portion or all of the security was held on loan. As of
                June 30, 2007, the market value of the securities
                loaned was $65,872,352 and the collateral received
                consisted of cash in the amount of $67,221,306.
        *   --  Non-income producing security.
        (a) --  Indicates a variable rate security. The rate shown reflects the current interest rate in effect at June 30,
                2007.
        (b) --  Represents a security which is fair-valued.
        (c) --  144A securities. Securities restricted for resale to
                Qualified Institutional Buyers. These securities
                represent in the aggregate $46,060,323 of net assets.
        (d) --  Zero coupon bond -- Interest rate represents current yield to maturity.
        (e) --  Step-up Bond. Coupon rate increases in increments
                to maturity. Rate disclosed is as of June 30, 2007.
                Maturity date disclosed is the ultimate maturity.
        (f) --  Step-down Bond. Coupon rate decreases in
                increments to maturity. Rate disclosed is as of
                June 30, 2007. Maturity date disclosed is the
                ultimate maturity.
        (g) --  Represents a Treasury Inflation -- Protected
                Security (TIPS). The interest and redemption
                payments for TIPS are ties to inflation as measured
                by the Consumer Price Index.
        (h) --  Rate quoted represents the seven day yield of the
                Fund.

SECURITY ABBREVIATIONS:
ADR-- American Depositary Receipt
AMBAC-- American Municipal Bond Assurance Corp.
FSA-- Financial Security Assurance Co.
MBIA-- Municipal Bond Insurance Association
REIT--Real Estate Investment Trust
TBA-- To Be Announced Security

   The accompanying notes are an integral part of the financial statements.

 Portfolio of Investments
 MetLife Investment Funds, Inc. / Diversified Bond Fund / June 30, 2007 (Unaudited) (continued)


FUTURES CONTRACTS:

                                                                                                        Unrealized
  Number of                             Underlying             Expiration   Notional      Notional    Appreciation /
  Contracts     Face Value              Securities                Date        Cost         Value      (Depreciation)
-------------- -----------  ---------------------------------- ---------- ------------  ------------  --------------
Long Position
-------------
      66        16,500,000  EuroDollar Futures                  Mar-2008  $ 15,639,842  $ 15,640,350    $     508
      42        10,500,000  EuroDollar Futures                  Sep-2007     9,967,923     9,940,350      (27,573)
      45        11,250,000  EuroDollar Futures                  Dec-2007    10,674,413    10,655,437      (18,976)
      70         7,000,000  U.S. Treasury Bond Futures          Sep-2007     7,617,920     7,542,500      (75,420)
      268       26,800,000  U.S. Treasury Note 5 Year Futures   Sep-2007    27,957,910    27,892,938      (64,972)
                                                                                                        ---------
                                                                                                        $(186,433)
                                                                                                        =========

Short Position
--------------
      (3)         (600,000) U.S. Treasury Note 2 Year Futures   Sep-2007  $   (612,079) $   (611,344)   $     735
     (193)     (19,300,000) U.S. Treasury Note 10 Year Futures  Sep-2007   (20,559,762)  (20,400,703)     159,059
      (5)         (500,000) U.S. Treasury Note 10 Year Futures  Dec-2007      (520,506)     (527,344)      (6,838)
                                                                                                        ---------
                                                                                                        $ 152,956
                                                                                                        =========

WRITTEN OPTIONS:

                                                Exercise Expiration  Current
              Description             Contracts  Price     Month      Value
              -----------             --------- -------- ---------- --------
  Call Options:
  -------------
  EuroDollar Futures                     (15)    95.000   Mar-2008  $ (4,688)
  U.S. Treasury Bonds Futures            (20)   109.000   Aug-2007   (13,125)
  U.S. Treasury Bonds Futures            (10)   115.000   Aug-2007      (156)
  U.S. Treasury Bonds Futures            (20)   111.000   Nov-2007   (12,812)
  U.S. Treasury Notes 10 Year Futures    (18)   106.000   Jul-2007    (7,031)
  U.S. Treasury Notes 10 Year Futures    (20)   106.000   Aug-2007   (12,187)
  U.S. Treasury Notes 10 Year Futures     (4)   108.000   Aug-2007      (438)
  U.S. Treasury Notes 10 Year Futures     (9)   109.000   Aug-2007      (422)
  U.S. Treasury Notes 10 Year Futures     (9)   108.000   Nov-2007    (2,813)
                                                                    --------
                                                                    $(53,672)
                                                                    ========

  Put Options:
  ------------
  EuroDollar Futures                     (29)    94.750   Sep-2007  $ (7,431)
  U.S. Treasury Bonds Futures            (28)   105.000   Aug-2007   (10,063)
  U.S. Treasury Notes 10 Year Futures    (12)   104.000   Jul-2007    (1,125)
  U.S. Treasury Notes 10 Year Futures    (21)   102.000   Nov-2007    (5,250)
                                                                    --------
  (premiums received $84,669)                                       $(23,869)
                                                                    ========

   The accompanying notes are an integral part of the financial statements.

 Statements of Assets and Liabilities
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited)

                                                                          MetLife       MetLife       MetLife        MetLife
                                                                        Investment    Investment    Investment     Investment
                                                                       International Small Company Large Company   Diversified
                                                                        Stock Fund    Stock Fund    Stock Fund      Bond Fund
                                                                       ------------- ------------- ------------- --------------
ASSETS
  Investments in securities of unaffiliated issuers, at cost.......... $447,102,946  $395,534,519  $678,112,942  $  993,120,096
  Investments in securities of affiliated issuers, at cost............           --        11,191       597,495              --
------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value of unaffiliated issuers
 (see accompanying Portfolio of Investments) (Note 2)................. $606,762,366  $469,253,316  $845,092,059  $  978,742,400
Investments in securities, at value of affiliated issuers
 (see accompanying Portfolio of Investments) (Note 2).................           --         6,654     1,096,160              --
Cash..................................................................           --            --            --              --
Cash, denominated in foreign currency(1)..............................    2,577,162            --            --              --
Collateral for securities loaned (Note 2).............................  157,085,160   116,945,264            --      67,221,306
Receivables for
  Investment securities sold..........................................    9,733,999     7,876,227    26,973,045      21,886,587
  Capital share subscriptions.........................................      215,852       194,681       348,187         524,244
  Variation margin on open futures contracts (Note 2).................           --            --            --          72,033
  Interest............................................................       18,204        46,581        44,389       8,198,526
  Dividends...........................................................    1,037,884       265,674       874,654              --
  Foreign tax reclaims................................................      174,080            --        27,904              --
  Unrealized appreciation on forward foreign currency contracts
    (Note 8)..........................................................           --            --            --          41,361
Prepaid expenses......................................................       17,558        12,674        23,959          25,420
                                                                       ------------  ------------  ------------  --------------
  Total assets........................................................  777,622,265   594,601,071   874,480,357   1,076,711,877
                                                                       ------------  ------------  ------------  --------------
LIABILITIES
Payables for
  Investment securities purchased.....................................    2,789,131     3,133,635       642,633      88,094,942
  Capital share redemptions...........................................   16,329,340    10,686,623    24,338,398      30,854,027
  Variation margin on open futures contracts (Note 2).................           --        12,640         9,000              --
  Options written (premiums received $84,669)(2) (Note 6).............           --            --            --          77,541
  Return of collateral for securities loaned (Note 2).................  157,085,160   116,945,264            --      67,221,306
Due to custodian......................................................      196,184        44,102            --         302,270
Payable to Adviser....................................................      361,941       276,491       377,762         316,639
Payable to Administrator -- Class R...................................        5,788         3,824         8,080          14,670
Payable to Distributor -- Class R.....................................        8,276         5,339        11,630          13,377
Payable to Directors..................................................           --            --            --              --
Accrued expenses......................................................      370,130       281,606       356,238         430,345
                                                                       ------------  ------------  ------------  --------------
  Total liabilities...................................................  177,145,950   131,389,524    25,743,741     187,325,117
                                                                       ------------  ------------  ------------  --------------
NET ASSETS                                                             $600,476,315  $463,211,547  $848,736,616  $  889,386,760
                                                                       ============  ============  ============  ==============
------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Capital shares at par................................................. $    288,437  $    299,403  $    580,099  $      755,923
Additional paid-in capital............................................  328,673,513   299,149,964   674,969,324     853,165,791
Undistributed net investment income...................................   17,754,162     2,929,529    14,328,612      68,124,138
Accumulated net realized gain (loss) on investments, futures
 contracts, option contracts and foreign currency transactions........   94,068,711    87,135,167    (8,570,628)    (18,261,995)
Net unrealized appreciation on investments, translation of assets and liabilities in foreign currencies, futures contracts and option
 contracts............................................................  159,691,492    73,697,484   167,429,209     (14,397,097)
                                                                       ------------  ------------  ------------  --------------
                                                                       $600,476,315  $463,211,547  $848,736,616  $  889,386,760
                                                                       ============  ============  ============  ==============
NET ASSETS ATTRIBUTABLE TO:
  I Shares............................................................ $559,802,368  $437,222,469  $792,226,786  $  823,359,465
                                                                       ============  ============  ============  ==============
  R Shares............................................................ $ 40,673,947  $ 25,989,078  $ 56,509,830  $   66,027,295
                                                                       ============  ============  ============  ==============
CAPITAL SHARES OUTSTANDING
  I Shares............................................................   26,874,822    28,238,710    54,118,857      69,943,874
                                                                       ============  ============  ============  ==============
  R Shares............................................................    1,968,855     1,701,582     3,891,042       5,648,404
                                                                       ============  ============  ============  ==============
NET ASSET VALUE PER SHARE
  I Shares............................................................ $      20.83  $      15.48  $      14.64  $        11.77
                                                                       ============  ============  ============  ==============
  R Shares............................................................ $      20.66  $      15.27  $      14.52  $        11.69
                                                                       ============  ============  ============  ==============

(1)Cost of cash denominated in foreign currencies.
(2)Premium received on written options.

   The accompanying notes are an integral part of the financial statements.

 Statements of Operations
 MetLife Investment Funds, Inc. / For the six months ended June 30, 2007 (Unaudited)

                                                                MetLife       MetLife       MetLife       MetLife
                                                              Investment    Investment    Investment    Investment
                                                             International Small Company Large Company  Diversified
                                                              Stock Fund    Stock Fund    Stock Fund     Bond Fund
                                                             ------------- ------------- ------------- ------------
INVESTMENT INCOME
Dividends -- unaffiliated issuers(a)........................  $11,259,787   $ 2,925,775   $ 7,170,146  $      9,581
Dividends -- affiliated issuers.............................           --           305            --            --
Interest -- unaffiliated issuers............................      115,663       283,532       382,155    26,030,271
Interest -- affiliated issuers..............................           --            --            --            --
Income from securities lending..............................      182,237        53,936            --        46,929
                                                              -----------   -----------   -----------  ------------
 Total income...............................................   11,557,687     3,263,548     7,552,301    26,086,781
                                                              -----------   -----------   -----------  ------------
EXPENSES
Management fee (Note 3).....................................    2,213,125     1,482,957     2,285,683     1,947,564
Distribution fee -- Class R (Note 3)........................       50,442        30,702        67,605        80,735
Administration fee -- Class R (Note 3)......................       20,177        12,281        27,042        32,294
Custodian fees..............................................      390,470       114,944       149,943       213,089
Professional fees...........................................       62,841        63,112        62,681        62,284
Printing expense............................................       30,640        26,820        48,428        51,588
Directors' fees & expenses..................................       37,445        37,445        37,445        37,445
Transfer Agent fees.........................................       22,986        20,074        26,183        29,825
Miscellaneous expenses......................................       20,569        26,717        26,073        32,962
                                                              -----------   -----------   -----------  ------------
 Total expenses before directed brokerage arrangements......    2,848,695     1,815,052     2,731,083     2,487,786
LESS:
Expenses paid under directed brokerage arrangements (Note 4)         (608)       (1,099)      (28,496)           --
                                                              -----------   -----------   -----------  ------------
 Net expenses...............................................    2,848,087     1,813,953     2,702,587     2,487,786
                                                              -----------   -----------   -----------  ------------
 Net investment income......................................    8,709,600     1,449,595     4,849,714    23,598,995
                                                              -----------   -----------   -----------  ------------
REALIZED AND NET CHANGE IN UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
 Net realized gain (loss) on
   Investments -- unaffiliated issuers......................   41,130,599    22,007,438    36,679,988    (1,379,304)
   Investments -- affiliated issuers........................           --         5,310        47,686            --
   Futures contracts........................................           --       239,148       525,271       409,269
   Options written..........................................           --            --            --      (424,056)
   Foreign currency transactions............................    4,023,074           (17)        1,042      (301,274)
                                                              -----------   -----------   -----------  ------------
 Total realized gain (loss).................................   45,153,673    22,251,879    37,253,987    (1,695,365)
                                                              -----------   -----------   -----------  ------------
 Net change in unrealized appreciation (depreciation) on
   Investments..............................................    2,488,885    13,298,174    16,997,421   (15,007,217)
   Futures contracts........................................           --        24,403       (57,458)       (7,755)
   Options written..........................................           --            --            --       (81,722)
   Foreign currency transactions............................        9,463            --            --         6,947
                                                              -----------   -----------   -----------  ------------
 Total unrealized appreciation (depreciation)...............    2,498,348    13,322,577    16,939,963   (15,089,747)
                                                              -----------   -----------   -----------  ------------
 Total realized and unrealized gain (loss) on investments...   47,652,021    35,574,456    54,193,950   (16,785,112)
                                                              -----------   -----------   -----------  ------------
 Net increase in net assets from operations.................  $56,361,621   $37,024,051   $59,043,664  $  6,813,883
                                                              ===========   ===========   ===========  ============

(a) Net of foreign taxes withheld...........................  $ 1,232,559   $       597   $    61,910  $     25,970

   The accompanying notes are an integral part of the financial statements.

 Statements of Changes in Net Assets
 MetLife Investment Funds, Inc.

                                                                  MetLife Investment
                                                               International Stock Fund
                                                             ---------------------------
                                                             Period ended    Year ended
                                                             June 30, 2007  December 31,
                                                              (Unaudited)       2006
                                                             ------------- -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income....................................... $  8,709,600  $  10,712,129
Net realized gain (loss) on security transactions, futures
 contracts, option contracts, and foreign currency
 transactions...............................................   45,153,673     58,412,904
Net increase (decrease) in unrealized appreciation
 (depreciation) of investments, futures contracts, option
 contracts and foreign currency transactions................    2,498,348     67,721,429
                                                             ------------  -------------
  Net increase in net assets resulting from operations......   56,361,621    136,846,462
                                                             ------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
 I Shares...................................................           --    (10,128,546)
 R Shares...................................................           --       (569,340)
From net realized gains on investment transactions
 I Shares...................................................           --             --
 R Shares...................................................           --             --
                                                             ------------  -------------
 Total distributions to shareholders........................           --    (10,697,886)
                                                             ------------  -------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
 I Shares...................................................   17,074,781     37,034,426
 R Shares...................................................    5,845,014     11,515,478
Distributions reinvested
 I Shares...................................................           --     10,128,546
 R Shares...................................................           --        569,340
Cost of shares repurchased
 I Shares...................................................  (83,243,454)  (112,677,076)
 R Shares...................................................   (7,457,119)    (5,389,740)
                                                             ------------  -------------
 Net increase (decrease) from capital share transactions....  (67,780,778)   (58,819,026)
                                                             ------------  -------------
Net increase in net assets..................................  (11,419,157)    67,329,550
                                                             ------------  -------------
NET ASSETS
Beginning of period.........................................  611,895,472    544,565,922
                                                             ------------  -------------
End of period............................................... $600,476,315  $ 611,895,472
                                                             ============  =============
Undistributed net investment income......................... $ 17,754,162  $   9,044,562
                                                             ============  =============
CAPITAL SHARES I SHARES
Capital shares outstanding, beginning of period.............   30,132,076     33,898,315
Capital shares issued.......................................      870,502      2,160,099
Capital shares from distributions reinvested................           --        600,034
Capital shares redeemed.....................................   (4,127,756)    (6,526,372)
                                                             ------------  -------------
Capital shares outstanding, end of period...................   26,874,822     30,132,076
                                                             ============  =============
CAPITAL SHARES R SHARES
Capital shares outstanding, beginning of period.............    2,044,384      1,652,207
Capital shares issued.......................................      299,181        674,275
Capital shares from distributions reinvested................           --         33,909
Capital shares redeemed.....................................     (374,710)      (316,007)
                                                             ------------  -------------
Capital shares outstanding, end of period...................    1,968,855      2,044,384
                                                             ============  =============

   The accompanying notes are an integral part of the financial statements.

 Statements of Changes in Net Assets
 MetLife Investment Funds, Inc.

    MetLife Investment           MetLife Investment            MetLife Investment
 Small Company Stock Fund     Large Company Stock Fund        Diversified Bond Fund
--------------------------  ----------------------------  ----------------------------
Period ended   Year ended   Period ended     Year ended   Period ended     Year ended
June 30, 2007 December 31,  June 30, 2007   December 31,  June 30, 2007   December 31,
 (Unaudited)      2006       (Unaudited)        2006       (Unaudited)        2006
------------- ------------  -------------  -------------  -------------  -------------
$  1,449,595  $  1,517,574  $   4,849,714  $   9,705,509  $  23,598,995  $  44,522,671
  22,251,879    67,110,222     37,253,987     37,197,240     (1,695,365)    (4,814,319)
  13,322,577    (8,943,544)    16,939,963     54,161,167    (15,089,747)       510,131
------------  ------------  -------------  -------------  -------------  -------------
  37,024,051    59,684,252     59,043,664    101,063,916      6,813,883     40,218,483
------------  ------------  -------------  -------------  -------------  -------------
          --      (566,275)            --     (7,714,681)            --    (36,327,461)
          --            --             --       (345,058)            --     (2,255,215)
          --   (50,819,243)            --             --             --             --
          --    (2,485,302)            --             --             --             --
------------  ------------  -------------  -------------  -------------  -------------
          --   (53,870,820)            --     (8,059,739)            --    (38,582,676)
------------  ------------  -------------  -------------  -------------  -------------
  10,457,840    23,237,632     20,820,806     51,242,378     39,951,875     94,879,910
   3,422,241     7,020,429      7,207,573     13,727,796      9,529,339     20,749,066
          --    51,385,519             --      7,714,681             --     36,327,461
          --     2,485,302             --        345,058             --      2,255,215
 (53,691,095)  (68,979,223)  (108,311,969)  (101,753,124)  (116,427,021)  (111,884,310)
  (2,212,124)   (3,385,912)    (5,327,328)    (4,765,313)    (6,616,050)    (8,553,877)
------------  ------------  -------------  -------------  -------------  -------------
 (42,023,138)   11,763,747    (85,610,918)   (33,488,524)   (73,561,857)    33,773,465
------------  ------------  -------------  -------------  -------------  -------------
  (4,999,087)   17,577,179    (26,567,254)    59,515,653    (66,747,974)    35,409,272
------------  ------------  -------------  -------------  -------------  -------------
 468,210,634   450,633,455    875,303,870    815,788,217    956,134,734    920,725,462
------------  ------------  -------------  -------------  -------------  -------------
$463,211,547  $468,210,634  $ 848,736,616  $ 875,303,870  $ 889,386,760  $ 956,134,734
============  ============  =============  =============  =============  =============
$  2,929,529  $  1,479,934  $  14,328,612  $   9,478,898  $  68,124,138  $  44,525,143
============  ============  =============  =============  =============  =============
  31,067,151    30,286,646     60,144,356     63,375,479     76,422,097     74,697,121
     704,195     1,569,438      1,481,147      4,032,609      3,388,593      8,143,941
          --     3,937,588             --        616,189             --      3,175,477
  (3,532,636)   (4,726,520)    (7,506,646)    (7,879,921)    (9,866,816)    (9,594,442)
------------  ------------  -------------  -------------  -------------  -------------
  28,238,710    31,067,152     54,118,857     60,144,356     69,943,874     76,422,097
============  ============  =============  =============  =============  =============
   1,618,069     1,181,577      3,753,497      3,015,079      5,401,749      4,158,276
     233,472       477,419        515,201      1,084,532        812,734      1,784,678
          --       192,510             --         27,715             --        198,000
    (149,959)     (233,437)      (377,656)      (373,829)      (566,079)      (739,205)
------------  ------------  -------------  -------------  -------------  -------------
   1,701,582     1,618,069      3,891,042      3,753,497      5,648,404      5,401,749
============  ============  =============  =============  =============  =============

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                          International Stock Fund-I Shares
                                                         ------------------------------------------------------------------
                                                                                        Year ended December 31,
                                                         Six months ended -------------------------------------------------
                                                         June 30, 2007(3)    2006      2005      2004*     2003*     2002*
                                                         ---------------- --------   --------  --------  --------  --------
NET ASSET VALUE
 Beginning of period....................................     $  19.02     $  15.32   $  13.54  $  11.96  $   9.27  $  12.45
                                                             --------     --------   --------  --------  --------  --------
OPERATIONS
 Net investment income(1)...............................         0.28+        0.32+      0.23+     0.17+     0.15+     0.08
 Net realized and unrealized gain (loss) on investments.         1.53         3.70       1.74      1.58      2.62     (2.83)
                                                             --------     --------   --------  --------  --------  --------
 Total from investment operations.......................         1.81         4.02       1.97      1.75      2.77     (2.75)
                                                             --------     --------   --------  --------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...................           --        (0.32)     (0.19)    (0.17)    (0.08)    (0.07)
 Distributions from net realized gains on investments...           --           --         --        --        --     (0.36)
                                                             --------     --------   --------  --------  --------  --------
 Total distributions....................................           --        (0.32)     (0.19)    (0.17)    (0.08)    (0.43)
                                                             --------     --------   --------  --------  --------  --------
NET ASSET VALUE
 End of period..........................................     $  20.83     $  19.02   $  15.32  $  13.54  $  11.96  $   9.27
                                                             ========     ========   ========  ========  ========  ========
TOTAL RETURN(2).........................................         9.52%       26.50%     14.68%    14.84%    30.04%   (22.31)%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)..............     $559,802     $573,251   $519,371  $479,714  $420,060  $331,996
 Ratios of expenses to average net assets
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         0.90%(4)     0.93%      0.89%     0.89%     0.90%     0.90%
   After repayments/reimbursements and before directed
    brokerage arrangements..............................         0.90%(4)     0.93%      0.89%     0.89%     0.90%     0.90%
   After repayments/reimbursements and directed
    brokerage arrangements..............................         0.90%(4)     0.92%      0.88%     0.89%     0.89%     0.89%
 Ratios of net investment income to average net assets
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         2.85%(4)     1.85%      1.66%     1.38%     1.50%     0.91%
   After repayment/reimbursements and directed
    brokerage arrangements..............................         2.85%(4)     1.85%      1.66%     1.39%     1.51%     0.92%
 Portfolio turnover rate................................        16.54%       35.46%%    93.04%    48.47%    48.31%    54.15%
-----------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)Unaudited
(4)Annualized
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                  International Stock Fund-R Shares
                                           ---------------------------------------------------------------------------
                                                                                                      For the period
                                                                 Year ended December 31,             October 1, 2002
                                           Six months ended ---------------------------------  (commencement of operations)
                                           June 30, 2007(3)   2006     2005    2004*    2003*     to December 31, 2002*
                                           ---------------- -------  -------  -------  ------  ----------------------------
NET ASSET VALUE
 Beginning of period......................     $ 18.90      $ 15.25  $ 13.49  $ 11.92  $ 9.27             $ 8.67
                                               -------      -------  -------  -------  ------             ------
OPERATIONS
 Net investment income (loss)(1)..........        0.25+        0.25+    0.17+    0.11+   0.01+             (0.01)
 Net realized and unrealized gain on
  investments.............................        1.51         3.69     1.73     1.59    2.71               0.61
                                               -------      -------  -------  -------  ------             ------
 Total from investment operations.........        1.76         3.94     1.90     1.70    2.72               0.60
                                               -------      -------  -------  -------  ------             ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income.....          --        (0.29)   (0.14)   (0.13)  (0.07)                --
 Distributions from net realized gains on
  investments.............................          --           --       --       --      --                 --
                                               -------      -------  -------  -------  ------             ------
 Total distributions......................          --        (0.29)   (0.14)   (0.13)  (0.07)                --
                                               -------      -------  -------  -------  ------             ------
NET ASSET VALUE
 End of period............................     $ 20.66      $ 18.90  $ 15.25  $ 13.49  $11.92             $ 9.27
                                               =======      =======  =======  =======  ======             ======
TOTAL RETURN(2)...........................        9.31%       26.05%   14.26%   14.47%  29.49%              6.92%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's
  omitted)................................     $40,674      $38,644  $25,195  $12,545  $3,793             $    2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and
    directed brokerage arrangements ).....        1.25%(4)     1.28%    1.25%    1.24%   1.24%              1.25%(3)
   After repayments/reimbursements and
    before directed brokerage
    arrangements..........................        1.25%(4)     1.28%    1.25%    1.24%   1.24%              1.25%(3)
   After repayments/reimbursements and
    directed brokerage arrangements.......        1.25%(4)     1.28%    1.25%    1.23%   1.24%              1.25%(3)
 Ratios of net investment income (loss) to
  average net assets:
   Before repayments/reimbursements and
    directed brokerage arrangements.......        2.54%(4)     1.45%    1.23%    0.93%   0.20%             (0.51)%(3)
   After repayments/reimbursements and
    directed brokerage arrangements.......        2.54%(4)     1.45%    1.23%    0.94%   0.20%             (0.51)%(3)
 Portfolio turnover rate..................       16.54%       35.46%   93.04%   48.47%  48.31%             54.15%(5)
---------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3)Unaudited
(4)Annualized
(5)Represents portfolio turnover for the fund for the entire year.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                        Small Company Stock Fund -- I Shares
                                                         -----------------------------------------------------------------
                                                                                       Year ended December 31,
                                                         Six months ended ------------------------------------------------
                                                         June 30, 2007(3)   2006      2005      2004*     2003*     2002*
                                                         ---------------- --------  --------  --------  --------  --------
NET ASSET VALUE
 Beginning of period....................................     $  14.33     $  14.32  $  13.96  $  12.16  $   8.51  $  11.28
                                                             --------     --------  --------  --------  --------  --------
OPERATIONS
 Net investment income(1)...............................         0.05+        0.05+     0.03+     0.03+     0.03+     0.01
 Net realized and unrealized gain on investments........         1.10         1.74      0.35      1.78      3.63     (2.68)
                                                             --------     --------  --------  --------  --------  --------
 Total from investment operations.......................         1.15         1.79      0.38      1.81      3.66     (2.67)
                                                             --------     --------  --------  --------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...................           --        (0.02)    (0.02)    (0.01)    (0.01)    (0.05)
 Distributions from net realized gains on investments...           --        (1.76)       --        --        --     (0.05)
                                                             --------     --------  --------  --------  --------  --------
 Total distributions....................................           --        (1.78)    (0.02)    (0.01)    (0.01)    (0.10)
                                                             --------     --------  --------  --------  --------  --------
NET ASSET VALUE
 End of period..........................................     $  15.48     $  14.33  $  14.32  $  13.96  $  12.16  $   8.51
                                                             ========     ========  ========  ========  ========  ========
TOTAL RETURN(2).........................................         8.03%       13.40%     7.28%    14.94%    43.06%   (23.72)%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)..............     $437,222     $445,291  $433,848  $428,279  $375,847  $221,015
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         0.75%(4)     0.77%     0.78%     0.74%     0.79%     0.76%
   After repayments/reimbursements and before directed
    brokerage arrangements..............................         0.75%(4)     0.77%     0.78%     0.74%     0.79%     0.76%
   After repayments/reimbursements and directed
    brokerage arrangements..............................         0.75%(4)     0.77%     0.78%     0.74%     0.79%     0.76%
 Ratios of net investment income (loss) to average net
  assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         0.63%(4)     0.34%     0.24%     0.23%     0.27%     0.24%
   After repayment/reimbursements and directed
    brokerage arrangements..............................         0.63%(4)     0.34%     0.24%     0.23%     0.27%     0.24%
 Portfolio turnover rate................................        16.25%       70.29%    69.79%    54.17%    83.46%    52.35%
----------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)Unaudited
(4)Annualized
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.


                                            ----------------


                                            Six months ended
                                            June 30, 2007(3)
                                            ----------------
NET ASSET VALUE
 Beginning of period.......................     $ 14.17
                                                -------
OPERATIONS
 Net investment income (loss)(1)...........        0.02+(5)
 Net realized and unrealized gain (loss) on
  investments..............................        1.08
                                                -------
 Total from investment operations..........        1.10
                                                -------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income......          --
 Distributions from net realized gains on
  investments..............................          --
                                                -------
 Total distributions.......................          --
                                                -------
NET ASSET VALUE
 End of period.............................     $ 15.27
                                                =======
TOTAL RETURN(2)............................        7.76%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period
  (000's omitted)..........................     $25,989
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and
    directed brokerage arrangements........        1.10%(4)
   After repayments/reimbursements and
    before directed brokerage
    arrangements...........................        1.10%(4)
   After repayments/reimbursements and
    directed brokerage arrangements........        1.10%(4)
 Ratios of net investment income (loss) to
  average net assets:
   Before repayments/reimbursements and
    directed brokerage arrangements........        0.29%(4)
   After repayments/reimbursements and
    directed brokerage arrangements........        0.29%(4)
 Portfolio turnover rate...................       16.25%
-------------------------------------------------------------

                                                     Small Company Stock Fund -- R Shares
                                            -------------------------------------------------------------------
                                                                                             For the period
                                                     Year ended December 31,                October 1, 2002
                                            -------------------------------------     (commencement of operations)
                                               2006       2005     2004*     2003*       to December 31, 2002*
                                            -------     -------   ------   ------     ----------------------------
NET ASSET VALUE
 Beginning of period....................... $ 14.21     $ 13.89   $12.12   $ 8.50                $ 8.19
                                            -------     -------   ------   ------                ------
OPERATIONS
 Net investment income (loss)(1)...........      --+(5)   (0.02)+  (0.01)+  (0.01)+                0.01
 Net realized and unrealized gain (loss) on
  investments..............................    1.72        0.34     1.78     3.63                  0.30
                                            -------     -------   ------   ------                ------
 Total from investment operations..........    1.72        0.32     1.77     3.62                  0.31
                                            -------     -------   ------   ------                ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income......      --          --       --    (0.00)(6)                --
 Distributions from net realized gains on
  investments..............................   (1.76)         --       --       --                    --
                                            -------     -------   ------   ------                ------
 Total distributions.......................   (1.76)         --       --    (0.00)                   --
                                            -------     -------   ------   ------                ------
NET ASSET VALUE
 End of period............................. $ 14.17     $ 14.21   $13.89   $12.12                $ 8.50
                                            =======     =======   ======   ======                ======
TOTAL RETURN(2)............................   13.07%       6.81%   14.60%   42.64%                 3.79%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period
  (000's omitted).......................... $22,920     $16,785   $9,593   $2,916                $    1
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and
    directed brokerage arrangements........    1.12%       1.14%    1.09%    1.14%                 1.11%(3)
   After repayments/reimbursements and
    before directed brokerage
    arrangements...........................    1.12%       1.14%    1.09%    1.14%                 1.11%(3)
   After repayments/reimbursements and
    directed brokerage arrangements........    1.12%       1.13%    1.09%    1.14%                 1.11%(3)
 Ratios of net investment income (loss) to
  average net assets:
   Before repayments/reimbursements and
    directed brokerage arrangements........    0.01%      (0.11)%  (0.10)%  (0.10)%                0.20%(3)
   After repayments/reimbursements and
    directed brokerage arrangements........    0.01%      (0.11)%  (0.10)%  (0.10)%                0.20%(3)
 Portfolio turnover rate...................   70.29%      69.79%   54.17%   83.46%                52.35%(5)
------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of period, all dividends and distributions are reinvested and redemptions on the last day of the period. Total return is not annualized for periods of less than one year.
(3)Unaudited
(4)Annualized
(5)Represents portfolio turnover for the fund for the entire year.
(6)Amount is less than $.005 per share.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                        Large Company Stock Fund -- I Shares
                                                         -----------------------------------------------------------------
                                                                                       Year ended December 31,
                                                         Six months ended ------------------------------------------------
                                                         June 30, 2007(3)   2006      2005      2004*     2003*     2002*
                                                         ---------------- --------  --------  --------  --------  --------
NET ASSET VALUE
 Beginning of period....................................     $  13.70     $  12.29  $  11.65  $  10.68  $   8.39  $  10.95
                                                             --------     --------  --------  --------  --------  --------
OPERATIONS
 Net investment income(1)...............................         0.08+        0.15+     0.12+     0.14+      0.1+     0.07
 Net realized and unrealized gain (loss) on investments.         0.86         1.38      0.65      0.92      2.25     (2.57)
                                                             --------     --------  --------  --------  --------  --------
 Total from investment operations.......................         0.94         1.53      0.77      1.06      2.35     (2.50)
                                                             --------     --------  --------  --------  --------  --------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...................           --        (0.12)    (0.13)    (0.09)    (0.06)    (0.06)
 Distributions from net realized gains on investments...           --           --        --        --        --        --
                                                             --------     --------  --------  --------  --------  --------
 Total distributions....................................           --        (0.12)    (0.13)    (0.09)    (0.06)    (0.06)
                                                             --------     --------  --------  --------  --------  --------
NET ASSET VALUE
 End of period..........................................     $  14.64     $  13.70  $  12.29  $  11.65  $  10.68      8.39
                                                             ========     ========  ========  ========  ========  ========
TOTAL RETURN(2).........................................         6.86%       12.56%     6.64%    10.04%    28.14%   (22.84)%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)..............     $792,227     $824,181  $778,908  $751,357  $648,073  $432,891
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         0.60%(4)     0.63%     0.64%     0.64%     0.63%     0.70%
   After repayments/reimbursements and before directed
    brokerage arrangements..............................         0.60%(4)     0.63%     0.64%     0.64%     0.63%     0.70%
   After repayments/reimbursements and directed
    brokerage arrangements..............................         0.59%(4)     0.61%     0.63%     0.62%     0.62%     0.67%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         1.12%(4)     1.15%     1.03%     1.30%     1.10%     0.85%
   After repayment/reimbursements and directed
    brokerage arrangements..............................         1.13%(4)     1.17%     1.03%     1.32%     1.12%     0.88%
 Portfolio turnover rate................................        15.30%       34.44%    35.20%    37.75%    26.89%    60.04%
----------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect charges attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)Unaudited
(4)Annualized
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                Large Company Stock Fund -- R Shares
                                         ------------------------------------------------------------------------------
                                                               Year ended December 31,       For the period October 1, 2002
                                         Six months ended ---------------------------------   (commencement of operations)
                                         June 30, 2007(3)   2006     2005    2004*    2003*      to December 31, 2002*
                                         ---------------- -------  -------  -------  ------  ------------------------------
NET ASSET VALUE
 Beginning of period....................     $ 13.62      $ 12.23  $ 11.60  $ 10.64  $ 8.38              $ 7.76
                                             -------      -------  -------  -------  ------              ------
OPERATIONS
 Net investment income(1)...............        0.05+        0.10+    0.08+    0.12+   0.04+               0.01
 Net unrealized and unrealized gain on
  investments...........................        0.85         1.39     0.65     0.90    2.28                0.61
                                             -------      -------  -------  -------  ------              ------
                                                0.90         1.49     0.73     1.02    2.32                0.62
                                             -------      -------  -------  -------  ------              ------
DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income...          --        (0.10)   (0.10)   (0.06)  (0.06)                 --
 Distributions from net realized gains
  on investments........................          --           --       --       --      --                  --
                                             -------      -------  -------  -------  ------              ------
 Total distributions....................          --        (0.10)   (0.10)   (0.06)  (0.06)                 --
                                             -------      -------  -------  -------  ------              ------
NET ASSET VALUE
 End of period..........................     $ 14.52      $ 13.62  $ 12.23  $ 11.60  $10.64              $ 8.38
                                             =======      =======  =======  =======  ======              ======
TOTAL RETURN(2).........................        6.61%       12.21%    6.22%    9.64%  27.71%               7.99%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted)     $56,510      $51,123  $36,880  $21,259  $6,516              $    2
 Ratios of expenses to average net
  assets:
  Before repayments/reimbursements and
    directed brokerage arrangements.....        0.95%(4)     0.98%    0.99%    0.99%   0.98%               1.05%(3)
  After repayments/reimbursements and
    before directed brokerage
    arrangements........................        0.95%(4)     0.98%    0.99%    0.99%   0.98%               1.05%(3)
  After repayments/reimbursements and
    directed brokerage arrangements.....        0.94%(4)     0.96%    0.99%    0.97%   0.96%               1.05%(3)
 Ratios of net investment income to
  average net assets:
  Before repayments/reimbursements and
    directed brokerage arrangements.....        0.76%(4)     0.80%    0.68%    1.08%   0.72%               0.59%(3)
  After repayments/reimbursements and
    directed brokerage arrangements.....        0.77%(4)     0.82%    0.69%    1.10%   0.74%               0.59%(3)
 Portfolio turnover rate................       15.30%       34.44%   35.20%   37.75%  26.89%              60.04%(5)
---------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total return is not annualized for periods of less than one year.
(3)Unaudited
(4)Annualized
(5)Represents portfolio turnover for the fund for the entire year.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                          Diversified Bond Fund- I Shares
                                                         -----------------------------------------------------------------
                                                                                       Year ended December 31,
                                                         Six months ended ------------------------------------------------
                                                         June 30, 2007(3)   2006      2005      2004*     2003*     2002*
                                                         ---------------- --------  --------  --------  --------  --------
NET ASSET VALUE
 Beginning of period....................................     $  11.69     $  11.68  $  11.83  $  11.69  $  11.56  $  11.06
                                                             --------     --------  --------  --------  --------  --------
OPERATIONS
 Net investment income(1)...............................         0.29+        0.55+     0.50+     0.45+     0.47+     0.52+
 Net realized and unrealized gain (loss) on investments.        (0.21)       (0.06)    (0.25)     0.09      0.16      0.45
                                                             --------     --------  --------  --------  --------  --------
 Total from investment operations.......................         0.08         0.49      0.25      0.54      0.63      0.97
                                                             --------     --------  --------  --------  --------  --------
DISTRIBUTIONS
 Dividends from net investment income...................           --        (0.48)    (0.40)    (0.40)    (0.50)    (0.47)
 Distributions from net realized gains on investments...           --           --        --        --        --        --
                                                             --------     --------  --------  --------  --------  --------
 Total distributions....................................           --        (0.48)    (0.40)    (0.40)    (0.50)    (0.47)
                                                             --------     --------  --------  --------  --------  --------
NET ASSET VALUE
 End of period..........................................     $  11.77     $  11.69  $  11.68  $  11.83  $  11.69  $  11.56
                                                             ========     ========  ========  ========  ========  ========
TOTAL RETURN(2).........................................         0.68%        4.31%     2.09%     4.65%     5.58%     8.97%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of year (000's omitted)..............     $823,359     $893,316  $872,349  $833,489  $699,392  $628,639
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         0.50%(4)     0.51%     0.54%     0.54%     0.55%     0.56%
   After repayments/reimbursements and before directed
    brokerage arrangements..............................         0.50%(4)     0.51%     0.54%     0.54%     0.55%     0.56%
   After repayments/reimbursements and directed
    brokerage arrangements..............................         0.50%(4)     0.51%     0.54%     0.54%     0.55%     0.56%
 Ratios of net investment income to average net assets:
   Before repayments/reimbursements and directed
    brokerage arrangements..............................         4.95%(4)     4.75%     4.24%     3.85%     4.09%     4.61%
   After repayments/reimbursements and directed
    brokerage arrangements..............................         4.95%(4)     4.75%     4.24%     3.85%     4.09%     4.61%
 Portfolio turnover rate................................       101.47%      161.91%   177.27%   125.02%   197.49%   211.37%
---------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayments and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns do not reflect changes attributable to separate account expenses deducted by the insurance company for variable annuity contract shareholders. Inclusion of these charges would reduce the total return shown.
(3)Unaudited
(4)Annualized
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Financial Highlights
 MetLife Investment Funds, Inc.

                                                                      Diversified Bond Fund-R Shares
                                             -----------------------------------------------------------------------------
                                                                                                         For the period
                                                                    Year ended December 31,             October 1, 2002
                                             Six months ended ----------------------------------  (commencement of operations)
                                             June 30, 2007(3)   2006     2005    2004*    2003*      to December 31, 2002*
                                             ---------------- -------  -------  -------  -------  ----------------------------
NET ASSET VALUE
 Beginning of period........................     $ 11.63      $ 11.63  $ 11.79  $ 11.65  $ 11.55            $ 11.32
                                                 -------      -------  -------  -------  -------            -------
OPERATIONS
 Net investment income(1)...................        0.27+        0.51+    0.46+    0.41+    0.23+              0.11+
 Net realized and unrealized gain (loss) on
  investments...............................       (0.21)       (0.05)   (0.26)    0.09     0.36               0.12
                                                 -------      -------  -------  -------  -------            -------
 Total from investment operations...........        0.06         0.46     0.20     0.50     0.59               0.23
                                                 -------      -------  -------  -------  -------            -------
DISTRIBUTIONS
 Dividends from net investment income.......          --        (0.46)   (0.36)   (0.36)   (0.49)                --
 Distributions from net realized gains on
  investments...............................          --           --       --       --       --                 --
                                                 -------      -------  -------  -------  -------            -------
 Total distributions........................          --        (0.46)   (0.36)   (0.36)   (0.49)                --
                                                 -------      -------  -------  -------  -------            -------
NET ASSET VALUE
 End of period..............................     $ 11.69      $ 11.63  $ 11.63  $ 11.79  $ 11.65            $ 11.55
                                                 =======      =======  =======  =======  =======            =======
TOTAL RETURN(2).............................        0.52%        4.00%    1.59%    4.30%    5.24%              2.03%

RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000's omitted)     $66,027      $62,818  $48,376  $28,343  $ 7,898            $     2
 Ratios of expenses to average net assets:
   Before repayments/reimbursements and
    directed brokerage arrangements.........        0.85%(4)     0.01%    0.89%   89.00%    0.90%              0.91%(3)
   After repayments/reimbursements and
    before directed brokerage
    arrangements............................        0.85%(4)     0.01%    0.89%   89.00%    0.90%              0.91%(3)
   After repayments/reimbursements and
    directed brokerage arrangements.........        0.85%(4)     0.01%    0.89%   89.00%    0.90%              0.91%(3)
 Ratios of net investment income to
  average net assets:
   Before repayments/reimbursements and
    directed brokerage arrangements.........        4.65%(4)     0.04%    3.92%    3.50%    3.54%              3.94%(3)
   After repayments/reimbursements and
    directed brokerage arrangements.........        4.65%(4)     0.04%    3.92%    3.50%    3.54%              3.94%(3)
 Portfolio turnover rate....................      101.47%      161.91%  177.27%  125.02%  197.49%            211.37%(5)
------------------------------------------------------------------------------------------------------------------------------

(1)Net of expense reimbursements, repayment and directed brokerage arrangements.
(2)Total return is calculated assuming an initial investment made at net asset value at the beginning of the period, all dividends and distributions are reinvested and redemption on the last day of the period. Total returns are not annualized for periods of less than one year.
(3)Unaudited
(4)Annualized
(5)Represents portfolio turnover for the fund for the entire year.
 +Calculated using the average share method.
 *Audited by other Independent Registered Public Accounting Firm.

   The accompanying notes are an integral part of the financial statements.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited)

NOTE 1. ORGANIZATION
MetLife Investment Funds, Inc. (the "Company") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. It consists of four separate funds (each a "Fund", collectively the "Funds"): MetLife Investment International Stock Fund ("International Stock Fund"), MetLife Investment Small Company Stock Fund ("Small Company Stock Fund"), MetLife Investment Large Company Stock Fund ("Large Company Stock Fund") and MetLife Investment Diversified Bond Fund ("Diversified Bond Fund").

The Funds currently offer two classes of shares: I Shares and R Shares. Both the I Shares and R Shares are authorized to issue up to 100,000,000 shares at a par value of $.01 each. Each class votes separately as a class only with respect to its own distribution plan (R Shares only) or other matters that relate only to that class. Shares of each class would receive their pro-rata share of the net assets of the Funds (after satisfaction of any class-specific expenses) if the Funds were liquidated. In addition, the Company declares separate dividends on each class of shares.

For each Fund, I Shares are offered only to life insurance company separate accounts to serve as the underlying investment vehicle for variable annuity and variable life insurance contracts; qualified retirement plans, (including arrangements under section 403(b) of the Internal Revenue Code), as permitted by Treasury regulations; and insurance companies and their affiliates. The R Shares are available only through qualified retirement plans (including arrangements under section 403(b) of the Internal Revenue Code), as permitted by Treasury regulations, that require a fee from Fund assets to procure distribution and administrative services to plan participants.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A) SECURITY VALUATION
Equity securities for which the primary market is on an exchange are generally valued at the last sale price on such exchange as of the close of the New York Stock Exchange (NYSE) or, in the absence of recorded sales, at the mean between the most recently quoted bid and asked prices. For some foreign securities, the exchange provides an official closing price, and in those cases the Funds generally use that price. NASDAQ National Market System equity securities

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited) (continued)

A) SECURITY VALUATION (CONTINUED)

are valued at the official closing price (NOCP) or, if there was no NOCP on such day, at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Other over-the-counter equity securities are generally valued at the last sale price.

Debt obligations (other than certain securities with remaining maturities of less than 60 days) are valued utilizing independent pricing services to determine valuations for normal institutional size trading units of securities. The pricing services consider such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities. Short-term debt obligations with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. This means that each obligation will be valued initially at its purchase price (or its market value as of the 60th day prior to maturity) and thereafter by amortizing any discount or premium uniformly to maturity, unless this method does not represent fair market value. In such cases, the security will be valued at its fair value as determined under the procedures established by and under general supervision of the Board of Directors of the Company.

Options traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchanges. Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained by a recognized bank, dealer, or pricing service. Forward contracts are valued at the current cost of covering or offsetting such contracts. Securities or assets for which market quotations are not readily available will be valued at fair value as determined under procedures established by and under the direction of the Board of Directors of the Company.

Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities, and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The value of any such securities are generally determined as of such times for purposes of computing a Fund's net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If, however, a significant event occurs after the close of an exchange on which that security is traded, the security will be valued at fair value as determined under procedures established by and under the general supervision of the Company's Board of Directors.

B) FINANCIAL INSTRUMENTS
The Funds may utilize futures contracts, options, and forward foreign currency contracts to manage their exposure to the equity and bond markets and to fluctuations in interest rates

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited) (continued)

B) FINANCIAL INSTRUMENTS (CONTINUED)

and currency values and for investment purposes. The primary risks associated with the use of these financial instruments are (a) an imperfect correlation between the change in market value of the other securities held by the Funds and the change in market value of these financial instruments, (b) the possibility of an illiquid market, and (c) the non-performance of the counterparties under the terms of the contract. As a result, the use of these financial instruments may involve, to a varying degree, risk of loss in excess of the amounts recognized in the statements of assets and liabilities.

C) FUTURES CONTRACTS
Initial margin deposits made upon entering into futures contracts, if applicable, are recognized as assets due from the broker. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the value of the contract at the end of each day's trading. Changes in unrealized gains or losses are recorded as a variation margin and settled daily with the broker through cash receipts or cash payments, respectively. Gains and losses are realized upon the expiration or closing of the futures contract. At June 30, 2007, the Funds had segregated sufficient cash and/or securities to cover margin requirements on open future contracts.

D) OPTIONS
The premium paid by a Fund for the purchase of a call or put option is included in the Fund's statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on its stipulated expiration date, the Fund realizes a loss for the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received by a Fund for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund is obligated to purchase.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited) (continued)


E) FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. The Diversified Bond Fund may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

F) FOREIGN CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when accrued. The Funds do not isolate that portion of currency gains and losses resulting from changes in foreign exchange rates on investments denominated in foreign currencies from the fluctuations arising from changes in market prices of these investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign short-term securities and foreign currencies, including forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference in the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, from the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities denominated in foreign currencies other than investments in securities at fiscal year end, resulting from changes in the exchange rate and changes in the value of forward foreign currency exchange contracts held.

G) REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with institutions that MetLife Investment Funds Management LLC ("MIFM") or the relevant subadviser has determined are creditworthy wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The Funds will not enter into repurchase agreements unless the agreement is fully collateralized. Securities purchased subject to the repurchase agreement are deposited with the custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value at least equal to the repurchase

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited) (continued)

G) REPURCHASE AGREEMENTS (CONTINUED)

price plus accrued interest. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the seller is required to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

H) DOLLAR ROLL TRANSACTIONS
The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as purchase and sales transactions. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. These transactions also present a risk from the potential inability of counterparties to meet their contractual obligations. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2007 was approximately $85,557,145 for the Diversified Bond Fund.

I) TAXES
It is the Funds' policy to comply with the provisions of the Internal Revenue Code (the "Code") Subchapter M applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income tax provided each Fund distributes as dividends substantially all of its net investment income, if any, and meets certain other requirements. The Funds also intend to distribute annually all of its net realized capital gains of each Fund. Such dividends and distributions are automatically reinvested in additional shares of the Funds.

The Funds also intend to comply with the tax diversification requirements of the code so that variable annuity and variable life contracts investing in a Fund will not fail to qualify as annuity and life insurance contracts for tax purposes.

J) DISTRIBUTIONS
Dividends from net investment income and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. generally accepted accounting principles. As a result, dividends and distributions differ from net

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited) (continued)

J) DISTRIBUTIONS (CONTINUED)

investment income and net realized capital gains due to permanent and temporary differences, primarily the deferral of losses due to wash sales and the differing treatment of market to market adjustments on investments in Passive Foreign Investment Companies. Distributions which were the result of permanent differences between book and tax amounts, primarily due to the differing treatment of foreign currency transactions and the inability to carry net operating losses forward to future years, have been reclassified among additional paid-in capital, undistributed net investment income and accumulated net realized gains.

K) SECURITIES TRANSACTIONS
Investment transactions are recorded based on the trade date. Realized gains and losses are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income, including amortization of premium and accretion of discount on securities, is recorded daily.

L) SECURITIES LENDING
The Company has entered into a securities lending arrangement with the Company's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Funds' behalf. In exchange, the Fund receives either cash or securities collateral against the loaned securities. Each Fund receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Funds receive 70% of the annual net income from securities lending transactions, which is included in interest income of the respective Funds. The remaining 30% is paid to the custodian as compensation for its securities lending services. On loans collateralized by U.S. Treasuries, a fee is received from the Borrower and is allocated between the Fund and the lending agent. The Funds bear the risk of any deficiency in the amount of collateral available for return to a borrower due to loss in an approved investment. Funds with outstanding loans at June 30, 2007 are footnoted in the Portfolio of Investments.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited) (continued)


M) ALLOCATION OF OPERATING ACTIVITY
Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Administration service fees and distribution fees, which are directly attributable to the R Shares, are charged to the R Shares operations.

N) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
The Investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of those foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

O) DELAYED DELIVERY TRANSACTIONS
The Funds may purchase and sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transactions. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Fund instructs its custodian to segregate securities having a value at least equal to the net amount of the purchase commitments.

NOTE 3. MANAGEMENT, SUBADVISORY AND TRANSACTIONS WITH AFFILIATES
The Company has entered into a management agreement with MetLife Investment Funds Management LLC ("MIFM"), pursuant to which MIFM manages the investment operations of the Funds and administers the Company's affairs. Each Fund pays MIFM a fee for its services that is computed daily and paid monthly at an annual rate of 0.25% of each Fund's average net assets. The Funds and MIFM have entered into subadvisory agreements for investment advisory services in connection with the management of each of the Funds. MIFM supervises the subadvisers' performance of advisory services and makes recommendations to the Company's Board of Directors with respect to the retention or renewal of the subadvisory agreements. MIFM pays for the cost of compensating officers of the Company, occupancy, and certain clerical and accounting costs of the Company. The Company bears all other costs and expenses. Each Fund pays its respective subadviser(s) directly.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited) (continued)


MIFM's management fees and subadviser fees for the six months ended June 30, 2007 were as follows:

                                          MANAGEMENT SUBADVISER
                                             FEES       FEES
                                          ---------- ----------
                 International Stock Fund $  769,918 $1,443,207
                 Small Company Stock Fund    593,357    889,600
                 Large Company Stock Fund  1,101,430  1,184,253
                 Diversified Bond Fund     1,187,054    760,510

Each Fund pays its subadviser a fee that is computed daily and paid monthly at the annual rates specified below based upon the value of the Fund's average daily net assets allocated to that subadviser.

FUND & SUBADVISER                                               SUBADVISER'S FEE
------------------------------------------ ----------------------------------------------------------
International Stock Fund

- Alliance Bernstein L.P.                  . 0.55% for first $100 million in assets, plus
                                           . 0.50% for next $50 million in assets, plus
                                           . 0.40% for assets over $150 million

- Oeschle International Advisors, L.L.C.   . 0.50% for first $100 million in assets, plus
                                           . 0.45% for next $50 million in assets, plus
                                           . 0.40% for assets over $150 million

- SSgA Funds Management, Inc.              . 0.50% for first $50 million in assets, plus
                                           . 0.45% for next $100 million in assets, plus
                                           . 0.40% for assets over $150 million

Small Company Stock Fund

- Delaware Management Company              . 0.50% of assets

- OFI Institutional Asset Management, Inc. . 0.70% for first $100 million in assets, plus
                                           . 0.65% for next $50 million in assets, plus
                                           . 0.60% for assets over $150 million
                                           . The above fee is reduced by 10% for the period beginning
                                             October 1, 2005, and extending to and including
                                             September 30, 2007.

- SSgA Funds Management, Inc.              . 0.08% for first $50 million in assets, plus
                                           . 0.06% for next $50 million in assets, plus
                                           . 0.04% for assets over $100 million
                                           . (minimum $50,000 on an annualized basis)

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited) (continued)

FUND & SUBADVISER                                     SUBADVISER'S FEE
-------------------------------------- ----------------------------------------------
Large Company Stock Fund

- ClearBridge Advisors, LLC            . 0.45% for first $45 million in assets, plus
                                       . 0.35% for assets over $45 million

- SSgA Funds Management, Inc.          . 0.05% for first $50 million in assets, plus
                                       . 0.04% for next $50 million in assets, plus
                                       . 0.02% for assets over $100 million
                                       . (minimum $50,000 on an annualized basis)

- Wellington Management Company LLP    . 0.45% of assets

Diversified Bond Fund

- Wellington Management Company LLP    . 0.35% for first $50 million in assets, plus
                                       . 0.30% for next $50 million in assets, plus
                                       . 0.15% for assets over $100 million

- SSgA Funds Management, Inc.          . 0.05% in assets

- Western Asset Management Company LLP . 0.25% for first $250 million in assets, plus
                                       . 0.15% for assets over $250 million

The Company has entered into an administrative agreement with MIFM pursuant to which MIFM is responsible for providing or obtaining recordkeeping, subaccounting and other administrative services for R Shares shareholders. MIFM receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the R Shares for such services to investors in the R Shares. MIFM does not currently charge an administrative service fee to investors in the I Shares.

Effective September 1, 2006, the Company has entered into a distribution and shareholder servicing plan (the "Plan") with MetLife Securities, Inc., the Funds' distributor pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the R shares of each Fund may pay MetLife Securities, Inc. an annual rate of up to 0.25% of the average daily net assets of the R Shares as compensation for distribution and shareholder services. CitiStreet Equities LLC served as the Funds' distributor until August 31, 2006.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited) (continued)


The chart below sets forth the brokerage commissions paid by the Funds to affiliated broker-dealers during the six months ended June 30, 2007:

                Fund              Affiliated Broker-Dealer    Commissions
                ----           ------------------------------ -----------
      International Stock Fund Citigroup Global Markets, Inc.   $5,455
      Small Company Stock Fund Citigroup Global Markets, Inc.    8,097
                               Jefferies & Co., Inc              3,597
                               State Street Brokerage Service    1,263
      Large Company Stock Fund Citigroup Global Markets, Inc.    8,100
                               Jefferies & Co., Inc                624
                               State Street Brokerage Service      459

NOTE 4. BROKER RECAPTURE ARRANGEMENT
The International Stock Fund, Small Company Stock Fund and Large Company Stock Fund have entered into brokerage recapture arrangements with certain broker-dealers. The broker-dealers have agreed to pay certain Fund expenses in exchange for the Fund directing a portion of the fund brokerage to these broker-dealers. The selection of broker-dealers and the payment of commissions is subject to the standard of best execution.

Under these arrangements for the six months ended June 30, 2007, broker dealers paid custodian expenses for the International Stock Fund, the Small Company Stock Fund and the Large Company Stock Fund of $608, $1,099 and $28,496, respectively.

NOTE 5. SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments and repurchase agreements), for the six months ended June 30, 2007 were as follows:

                           International Small Company Large Company  Diversified
                            Stock Fund    Stock Fund    Stock Fund     Bond Fund
                           ------------- ------------- ------------- --------------
Purchases
    U.S. Government        $         --  $         --  $         --  $  973,385,391
    Non-U.S. Government     100,964,813    75,945,235   132,957,496          96,250
                           ------------  ------------  ------------  --------------
    Total                  $100,964,813  $ 75,945,235  $132,957,496     973,481,641
                           ============  ============  ============  ==============

Sales
    U.S. Government        $         --            --                 1,003,061,188
    Non-U.S. Government     154,471,012   109,652,722   210,306,940          97,209
                           ------------  ------------  ------------  --------------
    Total                  $154,471,012   109,652,722   210,306,940   1,003,158,397
                           ============  ============  ============  ==============

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited) (continued)

At June 30, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

                                           International Small Company Large Company  Diversified
                                            Stock Fund    Stock Fund    Stock Fund     Bond Fund
                                           ------------- ------------- ------------- ------------
Federal Income Tax Cost                    $447,102,946  $395,545,710   678,710,437  $993,120,096
Gross Unrealized Appreciation               164,110,920    91,028,883   189,138,722     4,631,724
Gross Unrealized Depreciation                (4,451,500)  (17,314,623)  (21,660,940)  (19,009,420)
                                           ------------  ------------  ------------  ------------
Net Unrealized Appreciation (Depreciation) $159,659,420  $ 73,714,260  $167,477,782  $(14,377,696)
                                           ============  ============  ============  ============

NOTE 6. WRITTEN OPTIONS
The Diversified Bond Fund's activity in written options during the six months ended June 30, 2007 was as follows:

                                                  Number of
                                                   Options   Premiums
                                                  --------- ---------
         Options Outstanding at December 31, 2006    225    $ 119,331
             Options Written.....................    630      259,531
             Options Expired.....................   (424)    (195,967)
             Options Bought back.................   (216)     (98,226)
                                                    ----    ---------
         Options Outstanding at June 30, 2007....    215    $  84,669
                                                    ====    =========

NOTE 7. FEDERAL INCOME TAXES
For federal income tax purposes, the Funds indicated below have a capital loss carryforward as of December 31, 2006 which is available to offset future capital gains, if any.

                                Capital Loss Carryforward Expiration Date
                                ------------------------- ---------------
       Large Company Stock Fund        $26,781,975             2010
                                       ===========
                                       $ 8,067,838             2011
                                       ===========
       Diversified Bond Fund...        $ 9,735,665             2009
                                       ===========
                                       $ 1,596,152             2013
                                       ===========
                                       $ 4,800,225             2014
                                       ===========

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited) (continued)


As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                       International Small Company Large Company  Diversified
                                        Stock Fund    Stock Fund    Stock Fund     Bond Fund
                                       ------------- ------------- ------------- ------------
Undistributed ordinary income......... $ 17,837,958  $ 13,054,348  $ 10,987,532  $ 44,534,676
Undistributed long-term gains.........   45,667,463    54,646,819            --            --
Unrealized appreciation (depreciation)  151,649,997    58,997,640   138,018,319       299,091
Capital Loss Carryforward.............           --            --   (34,849,813)  (16,132,042)
Undistributed capital.................            8        41,165        (8,886)      (41,028)
                                       ------------  ------------  ------------  ------------
                                       $215,155,426  $126,739,972  $114,147,152  $ 28,660,697
                                       ============  ============  ============  ============

The differences between book and tax basis are attributable primarily to the tax deferral of losses on wash sales.

NOTE 8. RECENT ACCOUNTING PRONOUNCEMENTS
    On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN
48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund adopted FIN 48 on June 29, 2007. Management has evaluated the implication of FIN 48 and has determined that there is no impact to the Fund's financial statements.

    In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on each Fund's financial statement disclosures.

 Notes to Financial Statements
 MetLife Investment Funds, Inc. / June 30, 2007 (Unaudited) (continued)


NOTE 9. LIQUIDATION
MetLife, Inc. and its affiliates (collectively, "MetLife") have determined to terminate the CHART investment advisory program (the "CHART Program") and take certain other actions that are expected to result in significant asset withdrawals from the Funds during 2007. As a result, based on a recommendation of MIFM, the Board of Directors of the Company has approved a plan to liquidate the Funds on or about November 9, 2007. MetLife plans to take steps, in its capacity as adviser to the CHART Program, to transfer the account value of variable contract owners who are clients in the CHART Program from the Funds to other mutual funds offered in their variable contracts. The method and timing of transfer will vary depending on how the investment in the Funds is held. With respect to fund assets attributable to variable contract owners who are not clients in the CHART Program, MetLife has applied for an order from the SEC to substitute different mutual funds as replacements for the Funds, and MetLife plans to make that substitution on or about November 9, 2007, assuming SEC approval is obtained. With respect to retirement plans that are invested in the Funds directly (rather than through a variable contract), MetLife is working with plan sponsors to identify replacements for the CHART Program and/or the Funds, and those investments are expected to be withdrawn during the course of 2007. Any amounts remaining invested in the Funds as of the liquidation date will be returned to shareholders pursuant to the liquidation plan.

       BOARD APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

ANNUAL RE-APPROVAL OF ADVISORY AGREEMENTS - MAY 2007

On May 24, 2007, the full Board of Directors (the "Board") of MetLife Investment Funds, Inc. (the "Company"), including all the Directors who are not interested persons of the Company, as defined by the Investment Company Act of 1940 (the "Independent Directors"), met in person to consider the annual re-approval of the Company's advisory agreements, including the management agreement with MetLife Investment Funds Management LLC (the "Manager") and the subadvisory agreements with all the current subadvisers. Subadvisory agreements with the following subadvisers were considered for annual re-approval:

  .   MetLife Investment International Stock Fund:
     .   Alliance Bernstein L.P. ("Alliance Bernstein")
     .   Oechsle International Advisors LLC ("Oechsle")
     .   SSgA Funds Management, Inc. ("SSgA")

  .   MetLife Investment Small Company Stock Fund:
     .   Delaware Management Company ("Delaware Management")
     .   OFI Institutional Asset Management, Inc. ("OFI")
     .   SSgA

  .   MetLife Investment Large Company Stock Fund:
     .   ClearBridge Advisors, LLC ("ClearBridge")
     .   Wellington Management Company, LLP ("Wellington Management")
     .   SSgA

  .   MetLife Investment Diversified Bond Fund:
     .   Wellington Management
     .   Western Asset Management Company ("Western Asset")
     .   SSgA

The Board requested, received, and considered a variety of information about the Manager and the subadvisers, such as information about the organization and key personnel of each firm; the investment experience, investment philosophies, and processes of each firm; comparative performance, fee, and expense information; estimated profitability information; and financial information. The Board's evaluation of the agreements also was informed by reports and other information that it receives on an on-going basis, including at regular quarterly and other Committee and Board meetings, such as in-person reports from subadviser portfolio managers; quarterly performance reports; quarterly compliance reports from the Company's CCO; and quarterly reports on portfolio brokerage and soft dollar commissions.

After presentations by the Manager, the Board voted unanimously to approve the continuation of the current management and subadvisory agreements. The Board determined that the continuation of the agreements was in the best interests of the Funds and its investors. In

       BOARD APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

making that determination, the Board, including the Independent Directors advised by independent counsel, considered a variety of factors, including those discussed below.

THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED

The Board considered information regarding the nature, extent, and quality of the services provided by the Manager and the subadvisers.

With respect to the nature and extent of the services, the Board considered, among other things, the services provided by the Manager in overseeing the subadvisers and administering the Funds, and the day-to-day portfolio management services provided by the subadvisers. The Board considered that the nature and extent of the services under the agreements were consistent with services generally provided by mutual fund advisers.

With respect to the quality of the services, the Board considered, among other things, the background and experience of each adviser's personnel, including the portfolio management team; the investment strategy; information about the advisory firm, its affiliates, and its financial condition; and its investment and compliance policies and procedures. With respect to a change in the portfolio management team for ClearBridge, the Board considered and agreed with the Manager's recommendation that ClearBridge be retained through the anticipated liquidation of the Funds in November 2007.

The Board also considered a report from the Company's CCO regarding the annual review of the Company's compliance policies and procedures (the "Compliance Program"), which was presented to the Board at its March 1, 2007 meeting. The Compliance Program includes review of the policies and procedures of the Funds' service providers, including the Manager and each subadviser. The CCO's report noted that the CCO's staff conducted a detailed review of each subadviser's compliance program, including onsite due diligence visits by the office of the CCO and a review of the subadvisers' reports documenting their annual reviews. The CCO's report concluded that the Compliance Program is reasonably designed to prevent and detect violations of the federal securities laws and that the Compliance Program is adequate to address the compliance concerns of the Company.

The Board concluded that the Funds would benefit from the continuation of services provided by the Manager and the subadvisers.

INVESTMENT PERFORMANCE OF THE FUNDS

The Board considered information about the investment performance of the Funds and each subadviser. The information included quarterly reports provided by the Manager on the performance of the Funds and the subadvisers, as well as comparisons of that performance to benchmarks and to performance of other mutual funds. The information included composite

       BOARD APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

performance data for each subadviser for accounts managed in a style similar to the applicable Fund. The Board concluded that approval of the continuation of the advisory agreements was appropriate in light of the investment performance of the Funds; the actions taken by the Company, the Manager, and the subadvisers to improve performance; and the anticipated liquidation of the Funds in November 2007.

COSTS OF SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED

The Board considered estimates by the Manager of its costs of providing services to the Funds and its profitability on a Fund-by-Fund basis. The Board also considered information from the subadvisers regarding their estimated profitability. The Board also considered information regarding potential ancillary benefits, including brokerage transactions effected by affiliates and soft dollar arrangements. The Board also noted that the Manager does not direct portfolio transactions to specific broker-dealers, and therefore the Manager received no soft dollar or similar benefits. The Board also considered that the Manager and its affiliates received distribution and administration fees with respect to the R Shares class.

The Board determined that the current fees for the Manager and the subadvisers were fair and reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which the Manager and the subadvisers would realize economies of scale as the Funds grow, and whether the fee levels in the agreements reflect those economies of scale for the benefit of investors.

The Board noted that the Manager's fee is set at 0.25% of net assets. The Board also received overall comparative fee information and considered the estimates of profitability provided by the Manager. The Board concluded that, although the Manager's fee does not include "breakpoints" (I.E., reductions in the percentage fee rate at set levels of net assets), the fee rate is appropriate at current asset levels.

The Board noted that the subadvisory fee rates for all but three of the subadvisory agreements included breakpoints. The Board noted that, because subadvisory fees are paid directly by the Funds, investors in the Funds receive the benefit of those breakpoints. The Board concluded that the subadvisory fee rates with breakpoints provided an opportunity for investors in the Funds to benefit from economies of scale as the Funds grow. The Board noted that the three subadvisory agreements that did not include breakpoints were Delaware Management for the Small Company Stock Fund, Wellington Management for Large Company Stock Fund and SSgA for the Diversified Bond Fund. For those subadvisory fee rates, the Board considered the size of the fee rate, comparative fee information, and the assets managed by the subadviser and concluded that the absence of breakpoints was acceptable at current asset levels.

       BOARD APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS (UNAUDITED)

PERSONNEL AND METHODS OF OPERATIONS

The Board considered information regarding the personnel and methods of operations of the Manager and each subadviser. The Board also considered the report from the Company's CCO on the annual review of the Company's Compliance Program, discussed above. The Manager informed the Board that it believes that the Codes of Ethics of the Manager and the subadvisers are reasonable and appropriate. The Board concluded that the Funds benefited from the personnel and method of operations of the Manager and the subadvisers.

COMPARATIVE FEE AND EXPENSE INFORMATION

The Board considered comparative fee and expense information for each subadviser and each Fund. In particular, the Manager provided fee and expense information for other groups of comparable mutual funds ("peer groups"), which was obtained from sources independent of the Manager, and compared that information to the fee and expense information for the Funds and the subadvisers for the year ended December 31, 2006. The information showed that the advisory fee and the expense ratios for each Fund were lower than the median fund in the applicable peer group. The information also showed that the expense ratios for each separately managed segment of each Fund were equal to or lower than the median fund in the applicable peer group, with the exception of one segment which was in the 54/th/ percentile. The Board concluded that the advisory fees and overall expense ratios for the Funds were reasonable.

BROKER SELECTION AND PORTFOLIO TRANSACTIONS

The Board considered information regarding subadviser policies for the selection of broker-dealers for portfolio transactions, including information on the best execution standard, soft dollar arrangements, and use of affiliated broker-dealers. The Manager also provided information regarding its brokerage recapture program. The Manager also informed the Board that it had reviewed the subadviser brokerage policies and reports and that it was comfortable with each subadviser's procedures and processes. The Board determined that the brokerage polices and practices of the Funds and their subadvisers were reasonable.

FINANCIAL CONDITION

The Manager and each subadviser provided information regarding its financial condition. The Board concluded that the financial condition of each adviser was satisfactory.

CONCLUSION

Based on the factors discussed above, the Board voted unanimously to approve the continuation of the current advisory agreements with the Funds' Manager and subadvisers described above.

                      ADDITIONAL REPORTS AND PROXY VOTING

A description of the policies that the MetLife Investment Funds, Inc. (the "Company") uses to determine how to vote proxies relating to portfolio securities and information about how the funds of the Company voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available without charge, upon request, by calling 1-800-242-7884 and on the Securities and Exchange Commission's web-site at www.sec.gov.

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by the prospectus for the MetLife Investment Funds for individuals that are not current shareholders of the Funds.

                                    [LOGO]

MetLife Investment
Funds, Inc.
                                                   [GRAPHIC]

             (C) Copyright 1993-2006 MetLife Investment Funds Management LLC

ITEM 2.  Code of Ethics

         Not applicable to this semi-annual filing.

ITEM 3.  Audit Committee Financial Expert

         Not applicable to this semi-annual filing.

ITEM 4.  Principal Accountant Fees and Services

         Not applicable to this semi-annual filing.

ITEM 5.  Audit Committee of Listed Registrants

         Not applicable to this semi-annual filing.

ITEM 6.  Schedule of Investments

         Not applicable.

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

ITEM 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

ITEM 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

ITEM 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

ITEM 11. Controls and Procedures

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There has been no change in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. Exhibits

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b) Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            MetLife Investment Funds, Inc.

Date: August 23, 2007                       By: /s/ Alan C. Leland
                                                ------------------------------
                                                Alan C. Leland
                                                President and Chief Executive
                                                Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 23, 2007                       By: /s/ Alan C. Leland
                                                ------------------------------
                                                Alan C. Leland
                                                President and Chief Executive
                                                Officer


Date: August 23, 2007                       By: /s/ Peter H. Duffy
                                                ------------------------------
                                                Peter H. Duffy
                                                Treasurer and Chief
                                                Financial and Accounting
                                                Officer

                                 EXHIBIT LIST

(a)(2) Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b) Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.